Jackson National Separate Account III

Financial Statements

December 31, 2021

Jackson National Separate Account III
Statements of Assets and Liabilities
December 31, 2021

	JNL Aggressive Growth Allocation Fund - Class A	JNL Conservative Allocation Fund - Class A	JNL Growth Allocation Fund - Class A	JNL iShares Tactical Growth Fund - Class A	JNL iShares Tactical Moderate Fund - Class A	JNL iShares Tactical Moderate Growth Fund - Class A	JNL Moderate Allocation Fund - Class A
Assets
Investments, at fair value	$—	$113,579	$283,278	$—	$—	$—	$21,016
Receivables:
Investments in Fund shares sold	—	5	12	—	—	—	5
Investment Division units sold	—	—	—	—	—	—	—
Total assets	—	113,584	283,290	—	—	—	21,021

Liabilities
Payables:
Investments in Fund shares purchased	—	—	—	—	—	—	—
Investment Division units redeemed	—	—	—	—	—	—	4
Insurance fees due to Jackson	—	5	12	—	—	—	1
Total liabilities	—	5	12	—	—	—	5
Net assets	$—	$113,579	$283,278	$—	$—	$—	$21,016

Investments in Funds, shares outstanding	—	7,893	14,235	—	—	—	1,216
Investments in Funds, at cost	$—	$103,015	$153,420	$—	$—	$—	$16,336

Jackson National Separate Account III
Statements of Operations
For the Year Ended December 31, 2021

	JNL Aggressive Growth Allocation Fund - Class A	JNL Conservative Allocation Fund - Class A	JNL Growth Allocation Fund - Class A	JNL iShares Tactical Growth Fund - Class A	JNL iShares Tactical Moderate Fund - Class A	JNL iShares Tactical Moderate Growth Fund - Class A	JNL Moderate Allocation Fund - Class A
Investment Income
Dividends	$—	$—	$—	$—	$—	$—	$—
Expenses
Asset-based charges	—	1,699	4,133	—	—	—	340
Total expenses	—	1,699	4,133	—	—	—	340
Net investment income (loss)	—	(1,699)	(4,133)	—	—	—	(340)

Realized and unrealized gain (loss)
Net realized gain (loss) on:
Distributions from investment companies	—	—	—	—	—	—	—
Investments	—	429	1,814	—	—	—	892
Net change in unrealized appreciation
(depreciation) on investments	—	3,642	31,418	—	—	—	746
Net realized and unrealized gain (loss)	—	4,071	33,232	—	—	—	1,638

Net change in net assets
from operations	$—	$2,372	$29,099	$—	$—	$—	$1,298

See Notes to the Financial Statements.

1

Jackson National Separate Account III
Statements of Assets and Liabilities
December 31, 2021

	JNL Moderate Growth Allocation Fund - Class A	JNL Multi-Manager Alternative Fund - Class A	JNL Multi-Manager Emerging Markets Equity Fund - Class A	JNL Multi-Manager International Small Cap Fund - Class A	JNL Multi-Manager Mid Cap Fund - Class A	JNL Multi-Manager Small Cap Growth Fund - Class A	JNL Multi-Manager Small Cap Value Fund - Class A
Assets
Investments, at fair value	$87,532	$—	$35,110	$39,871	$10,823	$414,245	$118,176
Receivables:
Investments in Fund shares sold	4	—	1	2	—	17	5
Investment Division units sold	—	—	—	—	—	—	—
Total assets	87,536	—	35,111	39,873	10,823	414,262	118,181

Liabilities
Payables:
Investments in Fund shares purchased	—	—	—	—	—	—	—
Investment Division units redeemed	—	—	—	—	—	—	—
Insurance fees due to Jackson	4	—	1	2	—	17	5
Total liabilities	4	—	1	2	—	17	5
Net assets	$87,532	$—	$35,110	$39,871	$10,823	$414,245	$118,176

Investments in Funds, shares outstanding	4,602	—	3,113	2,533	536	8,582	6,384
Investments in Funds, at cost	$61,404	$—	$28,504	$39,086	$6,355	$326,417	$90,473

Jackson National Separate Account III
Statements of Operations
For the Year Ended December 31, 2021

	JNL Moderate Growth Allocation Fund - Class A	JNL Multi-Manager Alternative Fund - Class A	JNL Multi-Manager Emerging Markets Equity Fund - Class A	JNL Multi-Manager International Small Cap Fund - Class A(a)	JNL Multi-Manager Mid Cap Fund - Class A	JNL Multi-Manager Small Cap Growth Fund - Class A	JNL Multi-Manager Small Cap Value Fund - Class A
Investment Income
Dividends	$—	$—	$463	$134	$—	$—	$—
Expenses
Asset-based charges	1,289	—	583	425	151	6,427	1,638
Total expenses	1,289	—	583	425	151	6,427	1,638
Net investment income (loss)	(1,289)	—	(120)	(291)	(151)	(6,427)	(1,638)

Realized and unrealized gain (loss)
Net realized gain (loss) on:
Distributions from investment companies	—	—	—	283	—	—	—
Investments	647	—	4,634	45	64	16,760	8,367
Net change in unrealized appreciation
(depreciation) on investments	7,614	—	(4,875)	785	2,069	(9,940)	13,860
Net realized and unrealized gain (loss)	8,261	—	(241)	1,113	2,133	6,820	22,227

Net change in net assets
from operations	$6,972	$—	$(361)	$822	$1,982	$393	$20,589

(a)	The mutual fund's shares, as applicable, became available for investment by the Investment Division on April 26, 2021. The Statement of Operations is from April 26, 2021 through December 31, 2021.

See Notes to the Financial Statements.

2

Jackson National Separate Account III
Statements of Assets and Liabilities
December 31, 2021

	JNL/American Funds Balanced Fund - Class A	JNL/American Funds Bond Fund of America Fund - Class A	JNL/American Funds Capital Income Builder Fund - Class A	JNL/American Funds Capital World Bond Fund - Class A	JNL/American Funds Global Growth Fund - Class A	JNL/American Funds Global Small Capitalization Fund - Class A	JNL/American Funds Growth Allocation Fund - Class A
Assets
Investments, at fair value	$387,184	$44,861	$—	$2,003	$23,009	$30,020	$286,970
Receivables:
Investments in Fund shares sold	16	2	—	—	1	1	12
Investment Division units sold	—	—	—	—	—	—	—
Total assets	387,200	44,863	—	2,003	23,010	30,021	286,982

Liabilities
Payables:
Investments in Fund shares purchased	—	—	—	—	—	—	—
Investment Division units redeemed	—	—	—	—	—	—	—
Insurance fees due to Jackson	16	2	—	—	1	1	12
Total liabilities	16	2	—	—	1	1	12
Net assets	$387,184	$44,861	$—	$2,003	$23,009	$30,020	$286,970

Investments in Funds, shares outstanding	24,214	4,437	—	171	873	1,314	11,037
Investments in Funds, at cost	$257,700	$44,417	$—	$2,091	$17,904	$23,140	$174,107

Jackson National Separate Account III
Statements of Operations
For the Year Ended December 31, 2021

	JNL/American Funds Balanced Fund - Class A	JNL/American Funds Bond Fund of America Fund - Class A(a)	JNL/American Funds Capital Income Builder Fund - Class A	JNL/American Funds Capital World Bond Fund - Class A	JNL/American Funds Global Growth Fund - Class A	JNL/American Funds Global Small Capitalization Fund - Class A	JNL/American Funds Growth Allocation Fund - Class A
Investment Income
Dividends	$—	$—	$—	$—	$—	$—	$—
Expenses
Asset-based charges	5,764	405	345	225	340	463	4,165
Total expenses	5,764	405	345	225	340	463	4,165
Net investment income (loss)	(5,764)	(405)	(345)	(225)	(340)	(463)	(4,165)

Realized and unrealized gain (loss)
Net realized gain (loss) on:
Distributions from investment companies	—	—	—	—	—	—	—
Investments	17,416	6	20,643	(1,205)	1,373	2,145	3,389
Net change in unrealized appreciation
(depreciation) on investments	35,177	444	(15,757)	(391)	1,955	135	31,679
Net realized and unrealized gain (loss)	52,593	450	4,886	(1,596)	3,328	2,280	35,068

Net change in net assets
from operations	$46,829	$45	$4,541	$(1,821)	$2,988	$1,817	$30,903

(a)	The mutual fund's shares, as applicable, became available for investment by the Investment Division on April 26, 2021. The Statement of Operations is from April 26, 2021 through December 31, 2021.

See Notes to the Financial Statements.

3

Jackson National Separate Account III
Statements of Assets and Liabilities
December 31, 2021

	JNL/American Funds Growth Fund - Class A	JNL/American Funds Growth-Income Fund - Class A	JNL/American Funds International Fund - Class A	JNL/American Funds Moderate Growth Allocation Fund - Class A	JNL/American Funds New World Fund - Class A	JNL/American Funds Washington Mutual Investors Fund - Class A	JNL/AQR Large Cap Defensive Style Fund - Class A
Assets
Investments, at fair value	$389,040	$246,554	$199,128	$300,693	$213,177	$193,405	$22,698
Receivables:
Investments in Fund shares sold	16	10	8	12	9	8	1
Investment Division units sold	—	—	—	—	—	—	—
Total assets	389,056	246,564	199,136	300,705	213,186	193,413	22,699

Liabilities
Payables:
Investments in Fund shares purchased	—	—	—	—	—	—	—
Investment Division units redeemed	—	—	—	—	—	—	—
Insurance fees due to Jackson	16	10	8	12	9	8	1
Total liabilities	16	10	8	12	9	8	1
Net assets	$389,040	$246,554	$199,128	$300,693	$213,177	$193,405	$22,698

Investments in Funds, shares outstanding	7,588	6,451	11,530	13,825	11,517	5,754	1,556
Investments in Funds, at cost	$312,625	$187,448	$144,560	$180,884	$154,215	$105,743	$20,131

Jackson National Separate Account III
Statements of Operations
For the Year Ended December 31, 2021

	JNL/American Funds Growth Fund - Class A	JNL/American Funds Growth-Income Fund - Class A	JNL/American Funds International Fund - Class A	JNL/American Funds Moderate Growth Allocation Fund - Class A	JNL/American Funds New World Fund - Class A	JNL/American Funds Washington Mutual Investors Fund - Class A	JNL/AQR Large Cap Defensive Style Fund - Class A
Investment Income
Dividends	$—	$—	$—	$—	$—	$—	$—
Expenses
Asset-based charges	6,605	2,620	3,658	4,588	2,897	3,614	221
Total expenses	6,605	2,620	3,658	4,588	2,897	3,614	221
Net investment income (loss)	(6,605)	(2,620)	(3,658)	(4,588)	(2,897)	(3,614)	(221)

Realized and unrealized gain (loss)
Net realized gain (loss) on:
Distributions from investment companies	—	—	—	—	—	—	—
Investments	53,694	91,636	30,637	16,259	22,779	119,972	12
Net change in unrealized appreciation
(depreciation) on investments	23,684	(55,432)	(30,838)	13,159	(11,114)	(55,837)	2,567
Net realized and unrealized gain (loss)	77,378	36,204	(201)	29,418	11,665	64,135	2,579

Net change in net assets
from operations	$70,773	$33,584	$(3,859)	$24,830	$8,768	$60,521	$2,358

See Notes to the Financial Statements.

4

Jackson National Separate Account III
Statements of Assets and Liabilities
December 31, 2021

	JNL/Baillie Gifford International Growth Fund - Class A	JNL/BlackRock Advantage International Fund - Class A	JNL/BlackRock Global Allocation Fund - Class A	JNL/BlackRock Global Natural Resources Fund - Class A	JNL/BlackRock Large Cap Select Growth Fund - Class A	JNL/Causeway International Value Select Fund - Class A	JNL/ClearBridge Large Cap Growth Fund - Class A
Assets
Investments, at fair value	$4,708	$—	$108,314	$153,073	$3,584,815	$337,825	$49,509
Receivables:
Investments in Fund shares sold	—	—	4	6	147	14	2
Investment Division units sold	—	—	—	—	—	—	—
Total assets	4,708	—	108,318	153,079	3,584,962	337,839	49,511

Liabilities
Payables:
Investments in Fund shares purchased	—	—	—	—	—	—	—
Investment Division units redeemed	—	—	—	—	—	—	—
Insurance fees due to Jackson	—	—	4	6	147	14	2
Total liabilities	—	—	4	6	147	14	2
Net assets	$4,708	$—	$108,314	$153,073	$3,584,815	$337,825	$49,509

Investments in Funds, shares outstanding	276	—	6,353	13,790	47,810	20,425	2,196
Investments in Funds, at cost	$3,692	$—	$87,523	$129,877	$1,849,379	$319,574	$36,574

Jackson National Separate Account III
Statements of Operations
For the Year Ended December 31, 2021

	JNL/Baillie Gifford International Growth Fund - Class A	JNL/BlackRock Advantage International Fund - Class A	JNL/BlackRock Global Allocation Fund - Class A	JNL/BlackRock Global Natural Resources Fund - Class A	JNL/BlackRock Large Cap Select Growth Fund - Class A	JNL/Causeway International Value Select Fund - Class A	JNL/ClearBridge Large Cap Growth Fund - Class A
Investment Income
Dividends	$—	$—	$—	$—	$—	$4,416	$—
Expenses
Asset-based charges	1,420	—	1,636	1,604	51,183	5,323	704
Total expenses	1,420	—	1,636	1,604	51,183	5,323	704
Net investment income (loss)	(1,420)	—	(1,636)	(1,604)	(51,183)	(907)	(704)

Realized and unrealized gain (loss)
Net realized gain (loss) on:
Distributions from investment companies	—	—	—	—	—	—	—
Investments	22,116	—	17,135	2,172	274,916	4,617	808
Net change in unrealized appreciation
(depreciation) on investments	(28,740)	—	(9,320)	27,138	369,228	21,837	8,242
Net realized and unrealized gain (loss)	(6,624)	—	7,815	29,310	644,144	26,454	9,050

Net change in net assets
from operations	$(8,044)	$—	$6,179	$27,706	$592,961	$25,547	$8,346

See Notes to the Financial Statements.

5

Jackson National Separate Account III
Statements of Assets and Liabilities
December 31, 2021

	JNL/DFA International Core Equity Fund - Class A	JNL/DFA U.S. Core Equity Fund - Class A	JNL/DFA U.S. Small Cap Fund - Class A	JNL/DoubleLine Core Fixed Income Fund - Class A	JNL/DoubleLine Emerging Markets Fixed Income Fund - Class A	JNL/DoubleLine Shiller Enhanced CAPE Fund - Class A	JNL/DoubleLine Total Return Fund - Class A
Assets
Investments, at fair value	$—	$562,736	$1,824	$1,725,312	$4,830	$906	$91,354
Receivables:
Investments in Fund shares sold	—	23	—	160	—	—	90
Investment Division units sold	—	—	—	—	—	—	—
Total assets	—	562,759	1,824	1,725,472	4,830	906	91,444

Liabilities
Payables:
Investments in Fund shares purchased	—	—	—	—	—	—	—
Investment Division units redeemed	—	—	—	89	—	—	86
Insurance fees due to Jackson	—	23	—	71	—	—	4
Total liabilities	—	23	—	160	—	—	90
Net assets	$—	$562,736	$1,824	$1,725,312	$4,830	$906	$91,354

Investments in Funds, shares outstanding	—	23,987	153	125,204	393	38	7,930
Investments in Funds, at cost	$—	$344,852	$1,899	$1,577,540	$4,091	$541	$85,907

Jackson National Separate Account III
Statements of Operations
For the Year Ended December 31, 2021

	JNL/DFA International Core Equity Fund - Class A	JNL/DFA U.S. Core Equity Fund - Class A	JNL/DFA U.S. Small Cap Fund - Class A	JNL/DoubleLine Core Fixed Income Fund - Class A	JNL/DoubleLine Emerging Markets Fixed Income Fund - Class A	JNL/DoubleLine Shiller Enhanced CAPE Fund - Class A	JNL/DoubleLine Total Return Fund - Class A
Investment Income
Dividends	$—	$—	$—	$—	$—	$—	$—
Expenses
Asset-based charges	—	8,071	28	27,120	88	15	1,564
Total expenses	—	8,071	28	27,120	88	15	1,564
Net investment income (loss)	—	(8,071)	(28)	(27,120)	(88)	(15)	(1,564)

Realized and unrealized gain (loss)
Net realized gain (loss) on:
Distributions from investment companies	—	—	—	—	—	—	—
Investments	—	54,561	172	35,145	268	100	1,349
Net change in unrealized appreciation
(depreciation) on investments	—	71,725	(139)	(44,426)	(219)	117	(1,792)
Net realized and unrealized gain (loss)	—	126,286	33	(9,281)	49	217	(443)

Net change in net assets
from operations	$—	$118,215	$5	$(36,401)	$(39)	$202	$(2,007)

See Notes to the Financial Statements.

6

Jackson National Separate Account III
Statements of Assets and Liabilities
December 31, 2021

	JNL/Fidelity Institutional Asset Management Total Bond Fund - Class A	JNL/First Sentier Global Infrastructure Fund - Class A	JNL/Franklin Templeton Global Multisector Bond Fund - Class A	JNL/Franklin Templeton Growth Allocation Fund - Class A	JNL/Franklin Templeton Income Fund - Class A	JNL/Goldman Sachs 4 Fund - Class A	JNL/Goldman Sachs Managed Aggressive Growth Fund - Class A
Assets
Investments, at fair value	$484,818	$189,020	$93,486	$554,141	$395,119	$658,117	$3,556,836
Receivables:
Investments in Fund shares sold	20	8	4	23	16	35	146
Investment Division units sold	—	—	—	—	—	—	—
Total assets	484,838	189,028	93,490	554,164	395,135	658,152	3,556,982

Liabilities
Payables:
Investments in Fund shares purchased	—	—	—	—	—	—	—
Investment Division units redeemed	—	—	—	—	—	8	—
Insurance fees due to Jackson	20	8	4	23	16	27	146
Total liabilities	20	8	4	23	16	35	146
Net assets	$484,818	$189,020	$93,486	$554,141	$395,119	$658,117	$3,556,836

Investments in Funds, shares outstanding	37,496	10,838	12,432	29,351	26,879	19,431	96,917
Investments in Funds, at cost	$447,344	$156,920	$124,318	$336,472	$295,391	$412,142	$1,276,582

Jackson National Separate Account III
Statements of Operations
For the Year Ended December 31, 2021

	JNL/Fidelity Institutional Asset Management Total Bond Fund - Class A	JNL/First Sentier Global Infrastructure Fund - Class A	JNL/Franklin Templeton Global Multisector Bond Fund - Class A	JNL/Franklin Templeton Growth Allocation Fund - Class A	JNL/Franklin Templeton Income Fund - Class A	JNL/Goldman Sachs 4 Fund - Class A	JNL/Goldman Sachs Managed Aggressive Growth Fund - Class A
Investment Income
Dividends	$—	$—	$—	$—	$—	$—	$—
Expenses
Asset-based charges	7,352	2,708	1,414	8,061	5,608	7,570	52,432
Total expenses	7,352	2,708	1,414	8,061	5,608	7,570	52,432
Net investment income (loss)	(7,352)	(2,708)	(1,414)	(8,061)	(5,608)	(7,570)	(52,432)

Realized and unrealized gain (loss)
Net realized gain (loss) on:
Distributions from investment companies	—	—	—	—	—	—	—
Investments	2,565	6,629	(9,012)	70,075	2,847	47,151	160,351
Net change in unrealized appreciation
(depreciation) on investments	(5,776)	15,551	5,010	(1,511)	48,173	102,910	364,390
Net realized and unrealized gain (loss)	(3,211)	22,180	(4,002)	68,564	51,020	150,061	524,741

Net change in net assets
from operations	$(10,563)	$19,472	$(5,416)	$60,503	$45,412	$142,491	$472,309

See Notes to the Financial Statements.

7

Jackson National Separate Account III
Statements of Assets and Liabilities
December 31, 2021

	JNL/Goldman Sachs Managed Conservative Fund - Class A	JNL/Goldman Sachs Managed Growth Fund - Class A	JNL/Goldman Sachs Managed Moderate Fund - Class A	JNL/Goldman Sachs Managed Moderate Growth Fund - Class A	JNL/GQG Emerging Markets Equity Fund - Class A	JNL/Harris Oakmark Global Equity Fund - Class A	JNL/Heitman U.S. Focused Real Estate Fund - Class A
Assets
Investments, at fair value	$591,550	$5,176,820	$342,633	$3,506,135	$6,064	$—	$29,503
Receivables:
Investments in Fund shares sold	24	213	35	144	—	—	1
Investment Division units sold	—	—	—	—	—	—	—
Total assets	591,574	5,177,033	342,668	3,506,279	6,064	—	29,504

Liabilities
Payables:
Investments in Fund shares purchased	—	—	—	—	—	—	—
Investment Division units redeemed	—	—	21	—	—	—	—
Insurance fees due to Jackson	24	213	14	144	—	—	1
Total liabilities	24	213	35	144	—	—	1
Net assets	$591,550	$5,176,820	$342,633	$3,506,135	$6,064	$—	$29,503

Investments in Funds, shares outstanding	36,004	172,618	16,689	137,820	433	—	2,066
Investments in Funds, at cost	$438,300	$2,218,243	$203,918	$1,755,816	$5,353	$—	$22,780

Jackson National Separate Account III
Statements of Operations
For the Year Ended December 31, 2021

	JNL/Goldman Sachs Managed Conservative Fund - Class A	JNL/Goldman Sachs Managed Growth Fund - Class A	JNL/Goldman Sachs Managed Moderate Fund - Class A	JNL/Goldman Sachs Managed Moderate Growth Fund - Class A	JNL/GQG Emerging Markets Equity Fund - Class A	JNL/Harris Oakmark Global Equity Fund - Class A	JNL/Heitman U.S. Focused Real Estate Fund - Class A
Investment Income
Dividends	$—	$—	$—	$—	$—	$—	$210
Expenses
Asset-based charges	9,116	74,619	5,448	51,625	89	—	336
Total expenses	9,116	74,619	5,448	51,625	89	—	336
Net investment income (loss)	(9,116)	(74,619)	(5,448)	(51,625)	(89)	—	(126)

Realized and unrealized gain (loss)
Net realized gain (loss) on:
Distributions from investment companies	—	—	—	—	—	—	—
Investments	11,733	123,881	25,896	142,194	34	—	738
Net change in unrealized appreciation
(depreciation) on investments	10,795	537,713	(2,016)	206,079	(173)	—	7,517
Net realized and unrealized gain (loss)	22,528	661,594	23,880	348,273	(139)	—	8,255

Net change in net assets
from operations	$13,412	$586,975	$18,432	$296,648	$(228)	$—	$8,129

See Notes to the Financial Statements.

8

Jackson National Separate Account III
Statements of Assets and Liabilities
December 31, 2021

	JNL/Invesco Diversified Dividend Fund - Class A	JNL/Invesco Global Growth Fund - Class A	JNL/Invesco International Growth Fund - Class A	JNL/Invesco Small Cap Growth Fund - Class A	JNL/JPMorgan Global Allocation Fund - Class A	JNL/JPMorgan Hedged Equity Fund - Class A	JNL/JPMorgan MidCap Growth Fund - Class A
Assets
Investments, at fair value	$110,613	$1,810,568	$241,522	$912,026	$167,936	$—	$513,093
Receivables:
Investments in Fund shares sold	5	74	10	37	7	—	21
Investment Division units sold	—	—	—	—	—	—	—
Total assets	110,618	1,810,642	241,532	912,063	167,943	—	513,114

Liabilities
Payables:
Investments in Fund shares purchased	—	—	—	—	—	—	—
Investment Division units redeemed	—	—	—	—	—	—	—
Insurance fees due to Jackson	5	74	10	37	7	—	21
Total liabilities	5	74	10	37	7	—	21
Net assets	$110,613	$1,810,568	$241,522	$912,026	$167,936	$—	$513,093

Investments in Funds, shares outstanding	8,050	65,199	15,393	20,263	11,144	—	7,551
Investments in Funds, at cost	$107,376	$1,021,134	$191,594	$572,954	$120,722	$—	$367,775

Jackson National Separate Account III
Statements of Operations
For the Year Ended December 31, 2021

	JNL/Invesco Diversified Dividend Fund - Class A	JNL/Invesco Global Growth Fund - Class A	JNL/Invesco International Growth Fund - Class A	JNL/Invesco Small Cap Growth Fund - Class A	JNL/JPMorgan Global Allocation Fund - Class A	JNL/JPMorgan Hedged Equity Fund - Class A	JNL/JPMorgan MidCap Growth Fund - Class A
Investment Income
Dividends	$—	$—	$2,828	$—	$—	$—	$—
Expenses
Asset-based charges	162	27,292	3,881	15,814	2,531	—	9,349
Total expenses	162	27,292	3,881	15,814	2,531	—	9,349
Net investment income (loss)	(162)	(27,292)	(1,053)	(15,814)	(2,531)	—	(9,349)

Realized and unrealized gain (loss)
Net realized gain (loss) on:
Distributions from investment companies	—	—	4,598	—	—	—	—
Investments	42	144,663	16,161	167,958	3,077	—	112,479
Net change in unrealized appreciation
(depreciation) on investments	1,707	112,656	(6,791)	(104,735)	11,253	—	(53,370)
Net realized and unrealized gain (loss)	1,749	257,319	13,968	63,223	14,330	—	59,109

Net change in net assets
from operations	$1,587	$230,027	$12,915	$47,409	$11,799	$—	$49,760

See Notes to the Financial Statements.

9

Jackson National Separate Account III
Statements of Assets and Liabilities
December 31, 2021

	JNL/JPMorgan U.S. Government & Quality Bond Fund - Class A	JNL/JPMorgan U.S. Value Fund - Class A	JNL/Lazard International Strategic Equity Fund - Class A	JNL/Loomis Sayles Global Growth Fund - Class A	JNL/Lord Abbett Short Duration Income Fund - Class A	JNL/Mellon Bond Index Fund - Class A	JNL/Mellon Communication Services Sector Fund - Class A
Assets
Investments, at fair value	$84,777	$880,820	$4,147	$420,665	$20,387	$188,413	$4
Receivables:
Investments in Fund shares sold	3	100	—	17	1	71	—
Investment Division units sold	—	—	—	—	—	—	—
Total assets	84,780	880,920	4,147	420,682	20,388	188,484	4

Liabilities
Payables:
Investments in Fund shares purchased	—	—	—	—	—	—	—
Investment Division units redeemed	—	64	—	—	—	63	—
Insurance fees due to Jackson	3	36	—	17	1	8	—
Total liabilities	3	100	—	17	1	71	—
Net assets	$84,777	$880,820	$4,147	$420,665	$20,387	$188,413	$4

Investments in Funds, shares outstanding	5,991	57,873	242	26,292	1,951	14,918	—
Investments in Funds, at cost	$81,421	$553,912	$3,486	$310,527	$20,196	$177,266	$3

Jackson National Separate Account III
Statements of Operations
For the Year Ended December 31, 2021

	JNL/JPMorgan U.S. Government & Quality Bond Fund - Class A	JNL/JPMorgan U.S. Value Fund - Class A	JNL/Lazard International Strategic Equity Fund - Class A	JNL/Loomis Sayles Global Growth Fund - Class A	JNL/Lord Abbett Short Duration Income Fund - Class A	JNL/Mellon Bond Index Fund - Class A	JNL/Mellon Communication Services Sector Fund - Class A
Investment Income
Dividends	$—	$—	$15	$—	$50	$—	$—
Expenses
Asset-based charges	1,389	13,442	60	6,420	298	2,828	—
Total expenses	1,389	13,442	60	6,420	298	2,828	—
Net investment income (loss)	(1,389)	(13,442)	(45)	(6,420)	(248)	(2,828)	—

Realized and unrealized gain (loss)
Net realized gain (loss) on:
Distributions from investment companies	—	—	12	8,594	16	—	—
Investments	1,515	78,070	45	24,652	4	1,336	—
Net change in unrealized appreciation
(depreciation) on investments	(3,825)	145,562	184	(10,635)	(10)	(5,470)	—
Net realized and unrealized gain (loss)	(2,310)	223,632	241	22,611	10	(4,134)	—

Net change in net assets
from operations	$(3,699)	$210,190	$196	$16,191	$(238)	$(6,962)	$—

See Notes to the Financial Statements.

10

Jackson National Separate Account III
Statements of Assets and Liabilities
December 31, 2021

	JNL/Mellon Consumer Discretionary Sector Fund - Class A	JNL/Mellon Consumer Staples Sector Fund - Class A	JNL/Mellon Dow Index Fund - Class A	JNL/Mellon Emerging Markets Index Fund - Class A	JNL/Mellon Energy Sector Fund - Class A	JNL/Mellon Equity Income Fund - Class A	JNL/Mellon Financial Sector Fund - Class A
Assets
Investments, at fair value	$329,338	$14,625	$82,034	$14,327	$407,176	$25,954	$168,764
Receivables:
Investments in Fund shares sold	14	1	3	1	453	1	22
Investment Division units sold	—	—	—	—	—	—	—
Total assets	329,352	14,626	82,037	14,328	407,629	25,955	168,786

Liabilities
Payables:
Investments in Fund shares purchased	—	—	—	—	—	—	—
Investment Division units redeemed	—	—	—	—	436	—	15
Insurance fees due to Jackson	14	1	3	1	17	1	7
Total liabilities	14	1	3	1	453	1	22
Net assets	$329,338	$14,625	$82,034	$14,327	$407,176	$25,954	$168,764

Investments in Funds, shares outstanding	7,186	935	1,896	1,156	18,153	1,038	8,882
Investments in Funds, at cost	$210,413	$10,155	$57,120	$12,521	$385,721	$24,284	$151,953

Jackson National Separate Account III
Statements of Operations
For the Year Ended December 31, 2021

	JNL/Mellon Consumer Discretionary Sector Fund - Class A	JNL/Mellon Consumer Staples Sector Fund - Class A	JNL/Mellon Dow Index Fund - Class A	JNL/Mellon Emerging Markets Index Fund - Class A	JNL/Mellon Energy Sector Fund - Class A	JNL/Mellon Equity Income Fund - Class A	JNL/Mellon Financial Sector Fund - Class A
Investment Income
Dividends	$—	$—	$—	$—	$—	$—	$—
Expenses
Asset-based charges	3,374	200	1,207	247	4,109	788	934
Total expenses	3,374	200	1,207	247	4,109	788	934
Net investment income (loss)	(3,374)	(200)	(1,207)	(247)	(4,109)	(788)	(934)

Realized and unrealized gain (loss)
Net realized gain (loss) on:
Distributions from investment companies	—	—	—	—	—	—	—
Investments	14,831	47	5,209	499	(5,267)	17,194	3,470
Net change in unrealized appreciation
(depreciation) on investments	30,183	2,011	9,387	(979)	104,877	1,670	9,376
Net realized and unrealized gain (loss)	45,014	2,058	14,596	(480)	99,610	18,864	12,846

Net change in net assets
from operations	$41,640	$1,858	$13,389	$(727)	$95,501	$18,076	$11,912

See Notes to the Financial Statements.

11

Jackson National Separate Account III
Statements of Assets and Liabilities
December 31, 2021

	JNL/Mellon Healthcare Sector Fund - Class A	JNL/Mellon Industrials Sector Fund - Class A	JNL/Mellon Information Technology Sector Fund - Class A	JNL/Mellon International Index Fund - Class A	JNL/Mellon Materials Sector Fund - Class A	JNL/Mellon MSCI KLD 400 Social Index Fund - Class A	JNL/Mellon Nasdaq 100 Index Fund - Class A
Assets
Investments, at fair value	$313,536	$12,093	$705,161	$244,796	$141,287	$—	$549,913
Receivables:
Investments in Fund shares sold	57	—	90	31	6	—	23
Investment Division units sold	—	—	—	371	—	—	—
Total assets	313,593	12,093	705,251	245,198	141,293	—	549,936

Liabilities
Payables:
Investments in Fund shares purchased	—	—	—	371	—	—	—
Investment Division units redeemed	44	—	61	21	—	—	—
Insurance fees due to Jackson	13	—	29	10	6	—	23
Total liabilities	57	—	90	402	6	—	23
Net assets	$313,536	$12,093	$705,161	$244,796	$141,287	$—	$549,913

Investments in Funds, shares outstanding	6,969	742	16,476	15,572	8,679	—	9,405
Investments in Funds, at cost	$215,402	$9,781	$297,837	$219,562	$122,460	$—	$341,753

Jackson National Separate Account III
Statements of Operations
For the Year Ended December 31, 2021

	JNL/Mellon Healthcare Sector Fund - Class A	JNL/Mellon Industrials Sector Fund - Class A	JNL/Mellon Information Technology Sector Fund - Class A	JNL/Mellon International Index Fund - Class A	JNL/Mellon Materials Sector Fund - Class A	JNL/Mellon MSCI KLD 400 Social Index Fund - Class A	JNL/Mellon Nasdaq 100 Index Fund - Class A
Investment Income
Dividends	$—	$—	$—	$—	$—	$—	$—
Expenses
Asset-based charges	3,678	364	9,533	3,446	1,214	—	11,603
Total expenses	3,678	364	9,533	3,446	1,214	—	11,603
Net investment income (loss)	(3,678)	(364)	(9,533)	(3,446)	(1,214)	—	(11,603)

Realized and unrealized gain (loss)
Net realized gain (loss) on:
Distributions from investment companies	—	—	—	—	—	—	—
Investments	9,478	2,427	39,876	1,799	1,330	—	201,316
Net change in unrealized appreciation
(depreciation) on investments	31,915	1,141	144,983	18,329	18,224	—	(24,233)
Net realized and unrealized gain (loss)	41,393	3,568	184,859	20,128	19,554	—	177,083

Net change in net assets
from operations	$37,715	$3,204	$175,326	$16,682	$18,340	$—	$165,480
See Notes to the Financial Statements.

12

Jackson National Separate Account III
Statements of Assets and Liabilities
December 31, 2021

	JNL/Mellon Real Estate Sector Fund - Class A	JNL/Mellon S&P 400 MidCap Index Fund - Class A	JNL/Mellon S&P 500 Index Fund - Class A	JNL/Mellon Small Cap Index Fund - Class A	JNL/Mellon U.S. Stock Market Index Fund - Class A	JNL/Mellon Utilities Sector Fund - Class A	JNL/Mellon World Index Fund - Class A
Assets
Investments, at fair value	$7,339	$306,690	$3,047,804	$787,690	$412,686	$149,517	$70,485
Receivables:
Investments in Fund shares sold	—	96	1,671	110	17	6	3
Investment Division units sold	—	—	—	—	—	—	—
Total assets	7,339	306,786	3,049,475	787,800	412,703	149,523	70,488

Liabilities
Payables:
Investments in Fund shares purchased	—	—	—	—	—	—	—
Investment Division units redeemed	—	83	1,546	78	—	—	—
Insurance fees due to Jackson	—	13	125	32	17	6	3
Total liabilities	—	96	1,671	110	17	6	3
Net assets	$7,339	$306,690	$3,047,804	$787,690	$412,686	$149,517	$70,485

Investments in Funds, shares outstanding	451	9,727	83,547	28,874	20,864	8,013	1,907
Investments in Funds, at cost	$6,563	$213,531	$1,938,230	$446,574	$371,849	$139,559	$48,240

Jackson National Separate Account III
Statements of Operations
For the Year Ended December 31, 2021

	JNL/Mellon Real Estate Sector Fund - Class A	JNL/Mellon S&P 400 MidCap Index Fund - Class A	JNL/Mellon S&P 500 Index Fund - Class A	JNL/Mellon Small Cap Index Fund - Class A	JNL/Mellon U.S. Stock Market Index Fund - Class A	JNL/Mellon Utilities Sector Fund - Class A	JNL/Mellon World Index Fund - Class A
Investment Income
Dividends	$—	$—	$—	$—	$—	$—	$811
Expenses
Asset-based charges	49	5,298	43,395	12,085	4,727	657	991
Total expenses	49	5,298	43,395	12,085	4,727	657	991
Net investment income (loss)	(49)	(5,298)	(43,395)	(12,085)	(4,727)	(657)	(180)

Realized and unrealized gain (loss)
Net realized gain (loss) on:
Distributions from investment companies	—	—	—	—	—	—	339
Investments	1	56,925	272,667	78,103	8,581	164	776
Net change in unrealized appreciation
(depreciation) on investments	776	25,561	441,653	109,710	40,837	7,919	10,633
Net realized and unrealized gain (loss)	777	82,486	714,320	187,813	49,418	8,083	11,748

Net change in net assets
from operations	$728	$77,188	$670,925	$175,728	$44,691	$7,426	$11,568

See Notes to the Financial Statements.

13

Jackson National Separate Account III
Statements of Assets and Liabilities
December 31, 2021

	JNL/MFS Mid Cap Value Fund - Class A	JNL/Morningstar Wide Moat Index Fund - Class A	JNL/Neuberger Berman Strategic Income Fund - Class A	JNL/PIMCO Income Fund - Class A	JNL/PIMCO Investment Grade Credit Bond Fund - Class A	JNL/PIMCO Real Return Fund - Class A	JNL/PPM America Floating Rate Income Fund - Class A
Assets
Investments, at fair value	$754,670	$6,724	$432,524	$94,616	$106,811	$93,736	$90,635
Receivables:
Investments in Fund shares sold	31	—	18	4	4	4	4
Investment Division units sold	—	—	—	—	—	—	—
Total assets	754,701	6,724	432,542	94,620	106,815	93,740	90,639

Liabilities
Payables:
Investments in Fund shares purchased	—	—	—	—	—	—	—
Investment Division units redeemed	—	—	—	—	—	—	—
Insurance fees due to Jackson	31	—	18	4	4	4	4
Total liabilities	31	—	18	4	4	4	4
Net assets	$754,670	$6,724	$432,524	$94,616	$106,811	$93,736	$90,635

Investments in Funds, shares outstanding	42,231	457	34,937	8,410	8,013	7,621	7,950
Investments in Funds, at cost	$519,209	$7,214	$383,783	$91,443	$100,866	$87,173	$85,163

Jackson National Separate Account III
Statements of Operations
For the Year Ended December 31, 2021

	JNL/MFS Mid Cap Value Fund - Class A	JNL/Morningstar Wide Moat Index Fund - Class A	JNL/Neuberger Berman Strategic Income Fund - Class A	JNL/PIMCO Income Fund - Class A	JNL/PIMCO Investment Grade Credit Bond Fund - Class A	JNL/PIMCO Real Return Fund - Class A	JNL/PPM America Floating Rate Income Fund - Class A
Investment Income
Dividends	$—	$77	$—	$—	$—	$—	$—
Expenses
Asset-based charges	10,845	48	6,754	996	1,687	2,654	1,321
Total expenses	10,845	48	6,754	996	1,687	2,654	1,321
Net investment income (loss)	(10,845)	29	(6,754)	(996)	(1,687)	(2,654)	(1,321)

Realized and unrealized gain (loss)
Net realized gain (loss) on:
Distributions from investment companies	—	579	—	—	—	—	—
Investments	41,884	—	5,900	50	5,028	9,779	266
Net change in unrealized appreciation
(depreciation) on investments	150,889	(490)	6,035	1,129	(6,322)	(30)	2,948
Net realized and unrealized gain (loss)	192,773	89	11,935	1,179	(1,294)	9,749	3,214

Net change in net assets
from operations	$181,928	$118	$5,181	$183	$(2,981)	$7,095	$1,893

See Notes to the Financial Statements.

14

Jackson National Separate Account III
Statements of Assets and Liabilities
December 31, 2021

	JNL/PPM America High Yield Bond Fund - Class A	JNL/PPM America Total Return Fund - Class A	JNL/RAFI Fundamental U.S. Small Cap Fund - Class A	JNL/RAFI Multi-Factor U.S. Equity Fund - Class A	JNL/T. Rowe Price Balanced Fund - Class A	JNL/T. Rowe Price Capital Appreciation Fund - Class A	JNL/T. Rowe Price Established Growth Fund - Class A
Assets
Investments, at fair value	$467,394	$—	$65,920	$1,652,462	$—	$552,137	$2,086,139
Receivables:
Investments in Fund shares sold	19	—	3	413	—	23	258
Investment Division units sold	—	—	—	—	—	—	—
Total assets	467,413	—	65,923	1,652,875	—	552,160	2,086,397

Liabilities
Payables:
Investments in Fund shares purchased	—	—	—	—	—	—	—
Investment Division units redeemed	—	—	—	345	—	—	172
Insurance fees due to Jackson	19	—	3	68	—	23	86
Total liabilities	19	—	3	413	—	23	258
Net assets	$467,394	$—	$65,920	$1,652,462	$—	$552,137	$2,086,139

Investments in Funds, shares outstanding	30,252	—	7,577	83,331	—	23,150	26,687
Investments in Funds, at cost	$410,137	$—	$57,147	$1,076,242	$—	$386,503	$986,291

Jackson National Separate Account III
Statements of Operations
For the Year Ended December 31, 2021

	JNL/PPM America High Yield Bond Fund - Class A	JNL/PPM America Total Return Fund - Class A	JNL/RAFI Fundamental U.S. Small Cap Fund - Class A	JNL/RAFI Multi-Factor U.S. Equity Fund - Class A	JNL/T. Rowe Price Balanced Fund - Class A	JNL/T. Rowe Price Capital Appreciation Fund - Class A	JNL/T. Rowe Price Established Growth Fund - Class A
Investment Income
Dividends	$—	$—	$—	$—	$—	$—	$—
Expenses
Asset-based charges	7,357	16	971	23,615	—	8,168	30,815
Total expenses	7,357	16	971	23,615	—	8,168	30,815
Net investment income (loss)	(7,357)	(16)	(971)	(23,615)	—	(8,168)	(30,815)

Realized and unrealized gain (loss)
Net realized gain (loss) on:
Distributions from investment companies	—	—	—	—	—	—	—
Investments	18,541	486	1,688	52,044	—	15,891	247,246
Net change in unrealized appreciation
(depreciation) on investments	9,332	(553)	14,711	312,186	—	73,699	25,768
Net realized and unrealized gain (loss)	27,873	(67)	16,399	364,230	—	89,590	273,014

Net change in net assets
from operations	$20,516	$(83)	$15,428	$340,615	$—	$81,422	$242,199

See Notes to the Financial Statements.

15

Jackson National Separate Account III
Statements of Assets and Liabilities
December 31, 2021

	JNL/T. Rowe Price Mid-Cap Growth Fund - Class A	JNL/T. Rowe Price Short-Term Bond Fund - Class A	JNL/T. Rowe Price U.S. High Yield Fund - Class A	JNL/T. Rowe Price Value Fund - Class A	JNL/Vanguard Growth ETF Allocation Fund - Class A	JNL/Vanguard Moderate ETF Allocation Fund - Class A	JNL/Vanguard Moderate Growth ETF Allocation Fund - Class A
Assets
Investments, at fair value	$3,383,476	$207,537	$—	$1,067,878	$117,848	$—	$—
Receivables:
Investments in Fund shares sold	139	94	—	44	5	—	—
Investment Division units sold	—	—	—	—	—	—	—
Total assets	3,383,615	207,631	—	1,067,922	117,853	—	—

Liabilities
Payables:
Investments in Fund shares purchased	—	—	—	—	—	—	—
Investment Division units redeemed	—	85	—	—	—	—	—
Insurance fees due to Jackson	139	9	—	44	5	—	—
Total liabilities	139	94	—	44	5	—	—
Net assets	$3,383,476	$207,537	$—	$1,067,878	$117,848	$—	$—

Investments in Funds, shares outstanding	43,239	19,709	—	43,112	7,643	—	—
Investments in Funds, at cost	$1,684,657	$198,755	$—	$726,700	$111,275	$—	$—

Jackson National Separate Account III
Statements of Operations
For the Year Ended December 31, 2021

	JNL/T. Rowe Price Mid-Cap Growth Fund - Class A	JNL/T. Rowe Price Short-Term Bond Fund - Class A	JNL/T. Rowe Price U.S. High Yield Fund - Class A	JNL/T. Rowe Price Value Fund - Class A	JNL/Vanguard Growth ETF Allocation Fund - Class A	JNL/Vanguard Moderate ETF Allocation Fund - Class A	JNL/Vanguard Moderate Growth ETF Allocation Fund - Class A
Investment Income
Dividends	$—	$—	$—	$—	$—	$—	$—
Expenses
Asset-based charges	50,556	3,253	—	12,712	1,195	—	—
Total expenses	50,556	3,253	—	12,712	1,195	—	—
Net investment income (loss)	(50,556)	(3,253)	—	(12,712)	(1,195)	—	—

Realized and unrealized gain (loss)
Net realized gain (loss) on:
Distributions from investment companies	—	—	—	—	—	—	—
Investments	200,391	4,556	—	17,712	52	—	—
Net change in unrealized appreciation
(depreciation) on investments	207,685	(5,271)	—	195,250	6,573	—	—
Net realized and unrealized gain (loss)	408,076	(715)	—	212,962	6,625	—	—

Net change in net assets
from operations	$357,520	$(3,968)	$—	$200,250	$5,430	$—	$—

See Notes to the Financial Statements.

16

Jackson National Separate Account III
Statements of Assets and Liabilities
December 31, 2021

	JNL/WCM Focused International Equity Fund - Class A	JNL/Westchester Capital Event Driven Fund - Class A	JNL/WMC Balanced Fund - Class A	JNL/WMC Equity Income Fund - Class A	JNL/WMC Global Real Estate Fund - Class A	JNL/WMC Government Money Market Fund - Class A	JNL/WMC Value Fund - Class A
Assets
Investments, at fair value	$—	$—	$2,907,187	$70,052	$208,482	$836,726	$103,487
Receivables:
Investments in Fund shares sold	—	—	127	3	9	34	4
Investment Division units sold	—	—	—	—	—	—	—
Total assets	—	—	2,907,314	70,055	208,491	836,760	103,491

Liabilities
Payables:
Investments in Fund shares purchased	—	—	—	—	—	—	—
Investment Division units redeemed	—	—	8	—	—	—	—
Insurance fees due to Jackson	—	—	119	3	9	34	4
Total liabilities	—	—	127	3	9	34	4
Net assets	$—	$—	$2,907,187	$70,052	$208,482	$836,726	$103,487

Investments in Funds, shares outstanding	—	—	85,205	4,400	17,216	836,726	3,383
Investments in Funds, at cost	$—	$—	$1,749,807	$47,899	$177,058	$836,726	$67,314

Jackson National Separate Account III
Statements of Operations
For the Year Ended December 31, 2021

	JNL/WCM Focused International Equity Fund - Class A	JNL/Westchester Capital Event Driven Fund - Class A	JNL/WMC Balanced Fund - Class A	JNL/WMC Equity Income Fund - Class A	JNL/WMC Global Real Estate Fund - Class A	JNL/WMC Government Money Market Fund - Class A	JNL/WMC Value Fund - Class A
Investment Income
Dividends	$—	$—	$—	$—	$—	$—	$—
Expenses
Asset-based charges	—	—	41,700	987	2,856	20,403	1,463
Total expenses	—	—	41,700	987	2,856	20,403	1,463
Net investment income (loss)	—	—	(41,700)	(987)	(2,856)	(20,403)	(1,463)

Realized and unrealized gain (loss)
Net realized gain (loss) on:
Distributions from investment companies	—	—	—	—	—	1	—
Investments	—	—	94,026	12,239	8,665	1	2,243
Net change in unrealized appreciation
(depreciation) on investments	—	—	382,220	3,426	36,250	—	20,678
Net realized and unrealized gain (loss)	—	—	476,246	15,665	44,915	2	22,921

Net change in net assets
from operations	$—	$—	$434,546	$14,678	$42,059	$(20,401)	$21,458

See Notes to the Financial Statements.

17

Jackson National Separate Account III
Statements of Changes in Net Assets
December 31, 2021

	JNL Aggressive Growth Allocation Fund - Class A	JNL Conservative Allocation Fund - Class A	JNL Growth Allocation Fund - Class A	JNL iShares Tactical Growth Fund - Class A	JNL iShares Tactical Moderate Fund - Class A	JNL iShares Tactical Moderate Growth Fund - Class A	JNL Moderate Allocation Fund - Class A
Operations
Net investment income (loss)	$—	$(1,699)	$(4,133)	$—	$—	$—	$(340)
Net realized gain (loss) on investments	—	429	1,814	—	—	—	892
Net change in unrealized appreciation
(depreciation) on investments	—	3,642	31,418	—	—	—	746
Net change in net assets
from operations	—	2,372	29,099	—	—	—	1,298

Contract transactions
Purchase payments	—	—	—	—	—	—	—
Surrenders and terminations	—	(3,256)	—	—	—	—	(3,773)
Transfers between Investment Divisions	—	2,078	—	—	—	—	577
Contract owner charges	—	(47)	—	—	—	—	(16)
Net change in net assets
from contract transactions	—	(1,225)	—	—	—	—	(3,212)

Net change in net assets	—	1,147	29,099	—	—	—	(1,914)

Net assets beginning of year	—	112,432	254,179	—	—	—	22,930

Net assets end of year	$—	$113,579	$283,278	$—	$—	$—	$21,016

Contract unit transactions
Units outstanding at beginning of year	—	8,832	13,678	—	—	—	1,402
Units issued	—	193	—	—	—	—	33
Units redeemed	—	(289)	—	—	—	—	(220)
Units outstanding at end of year	—	8,736	13,678	—	—	—	1,215
Cost of purchases and proceeds
from sales of the Investment Divisions
Cost of purchases	$—	$2,505	$—	$—	$—	$—	$577
Proceeds from sales	$—	$5,429	$4,133	$—	$—	$—	$4,129

See Notes to the Financial Statements.

18

Jackson National Separate Account III
Statements of Changes in Net Assets
December 31, 2021

	JNL Moderate Growth Allocation Fund - Class A	JNL Multi-Manager Alternative Fund - Class A	JNL Multi-Manager Emerging Markets Equity Fund - Class A	JNL Multi-Manager International Small Cap Fund - Class A(a)	JNL Multi-Manager Mid Cap Fund - Class A	JNL Multi-Manager Small Cap Growth Fund - Class A	JNL Multi-Manager Small Cap Value Fund - Class A
Operations
Net investment income (loss)	$(1,289)	$—	$(120)	$(291)	$(151)	$(6,427)	$(1,638)
Net realized gain (loss) on investments	647	—	4,634	328	64	16,760	8,367
Net change in unrealized appreciation
(depreciation) on investments	7,614	—	(4,875)	785	2,069	(9,940)	13,860
Net change in net assets
from operations	6,972	—	(361)	822	1,982	393	20,589

Contract transactions
Purchase payments	—	—	—	—	—	—	15,717
Surrenders and terminations	—	—	(4,478)	(1,975)	—	(11,619)	(7,860)
Transfers between Investment Divisions	(1,007)	—	(1,354)	41,053	—	161,582	(4,083)
Contract owner charges	(9)	—	(9)	(29)	(25)	(191)	(50)
Net change in net assets
from contract transactions	(1,016)	—	(5,841)	39,049	(25)	149,772	3,724

Net change in net assets	5,956	—	(6,202)	39,871	1,957	150,165	24,313

Net assets beginning of year	81,576	—	41,312	—	8,866	264,080	93,863

Net assets end of year	$87,532	$—	$35,110	$39,871	$10,823	$414,245	$118,176

Contract unit transactions
Units outstanding at beginning of year	4,541	—	2,757	—	549	5,081	4,218
Units issued	—	—	690	2,795	—	3,904	1,425
Units redeemed	(53)	—	(1,071)	(216)	(1)	(1,138)	(1,260)
Units outstanding at end of year	4,488	—	2,376	2,579	548	7,847	4,383
Cost of purchases and proceeds
from sales of the Investment Divisions
Cost of purchases	$—	$—	$11,143	$42,764	$—	$211,911	$36,799
Proceeds from sales	$2,305	$—	$17,104	$3,723	$176	$68,566	$34,713

(a)

The mutual fund's shares, as applicable, became available for investment by the Investment Division on April 26, 2021. The Statement of Changes in Net Assets is from April 26, 2021 through December 31, 2021.

See Notes to the Financial Statements.

19

Jackson National Separate Account III
Statements of Changes in Net Assets
December 31, 2021

	JNL/American Funds Balanced Fund - Class A	JNL/American Funds Bond Fund of America Fund - Class A(a)	JNL/American Funds Capital Income Builder Fund - Class A	JNL/American Funds Capital World Bond Fund - Class A	JNL/American Funds Global Growth Fund - Class A	JNL/American Funds Global Small Capitalization Fund - Class A	JNL/American Funds Growth Allocation Fund - Class A
Operations
Net investment income (loss)	$(5,764)	$(405)	$(345)	$(225)	$(340)	$(463)	$(4,165)
Net realized gain (loss) on investments	17,416	6	20,643	(1,205)	1,373	2,145	3,389
Net change in unrealized appreciation
(depreciation) on investments	35,177	444	(15,757)	(391)	1,955	135	31,679
Net change in net assets
from operations	46,829	45	4,541	(1,821)	2,988	1,817	30,903

Contract transactions
Purchase payments	—	—	—	—	—	—	—
Surrenders and terminations	(20,405)	—	—	—	(702)	(1,130)	(2,846)
Transfers between Investment Divisions	(7,198)	44,816	(160,624)	1,675	(9,005)	(3,762)	(2,254)
Contract owner charges	(187)	—	—	(8)	(6)	(6)	—
Net change in net assets
from contract transactions	(27,790)	44,816	(160,624)	1,667	(9,713)	(4,898)	(5,100)

Net change in net assets	19,039	44,861	(156,083)	(154)	(6,725)	(3,081)	25,803

Net assets beginning of year	368,145	—	156,083	2,157	29,734	33,101	261,167

Net assets end of year	$387,184	$44,861	$—	$2,003	$23,009	$30,020	$286,970

Contract unit transactions
Units outstanding at beginning of year	17,438	—	14,079	186	1,322	1,460	12,428
Units issued	949	4,493	—	4,257	33	114	8
Units redeemed	(2,157)	(10)	(14,079)	(4,257)	(460)	(310)	(238)
Units outstanding at end of year	16,230	4,483	—	186	895	1,264	12,198
Cost of purchases and proceeds
from sales of the Investment Divisions
Cost of purchases	$21,892	$44,920	$—	$49,391	$828	$2,696	$192
Proceeds from sales	$55,446	$509	$160,969	$47,949	$10,881	$8,057	$9,457

(a)

The mutual fund's shares, as applicable, became available for investment by the Investment Division on April 26, 2021. The Statement of Changes in Net Assets is from April 26, 2021 through December 31, 2021.

See Notes to the Financial Statements.

20

Jackson National Separate Account III
Statements of Changes in Net Assets
December 31, 2021

	JNL/American Funds Growth Fund - Class A	JNL/American Funds Growth-Income Fund - Class A	JNL/American Funds International Fund - Class A	JNL/American Funds Moderate Growth Allocation Fund - Class A	JNL/American Funds New World Fund - Class A	JNL/American Funds Washington Mutual Investors Fund - Class A	JNL/AQR Large Cap Defensive Style Fund - Class A
Operations
Net investment income (loss)	$(6,605)	$(2,620)	$(3,658)	$(4,588)	$(2,897)	$(3,614)	$(221)
Net realized gain (loss) on investments	53,694	91,636	30,637	16,259	22,779	119,972	12
Net change in unrealized appreciation
(depreciation) on investments	23,684	(55,432)	(30,838)	13,159	(11,114)	(55,837)	2,567
Net change in net assets
from operations	70,773	33,584	(3,859)	24,830	8,768	60,521	2,358

Contract transactions
Purchase payments	—	—	—	518	15,717	—	—
Surrenders and terminations	(16,953)	(23,667)	(587)	(3,760)	(35,360)	(2,333)	—
Transfers between Investment Divisions	92,700	(165,629)	(82,049)	(35,403)	12,148	(336,370)	20,340
Contract owner charges	(94)	(164)	(19)	—	(10)	(11)	—
Net change in net assets
from contract transactions	75,653	(189,460)	(82,655)	(38,645)	(7,505)	(338,714)	20,340

Net change in net assets	146,426	(155,876)	(86,514)	(13,815)	1,263	(278,193)	22,698

Net assets beginning of year	242,614	402,430	285,642	314,508	211,914	471,598	—

Net assets end of year	$389,040	$246,554	$199,128	$300,693	$213,177	$193,405	$22,698

Contract unit transactions
Units outstanding at beginning of year	6,373	14,225	16,855	17,394	12,096	19,611	—
Units issued	7,210	3,237	482	28	2,848	7	1,616
Units redeemed	(5,053)	(10,297)	(5,188)	(2,066)	(3,120)	(13,205)	—
Units outstanding at end of year	8,530	7,165	12,149	15,356	11,824	6,413	1,616
Cost of purchases and proceeds
from sales of the Investment Divisions
Cost of purchases	$297,848	$109,911	$8,072	$518	$51,099	$187	$20,340
Proceeds from sales	$228,800	$301,991	$94,385	$43,751	$61,501	$342,515	$221

See Notes to the Financial Statements.

21

Jackson National Separate Account III
Statements of Changes in Net Assets
December 31, 2021

	JNL/Baillie Gifford International Growth Fund - Class A	JNL/BlackRock Advantage International Fund - Class A	JNL/BlackRock Global Allocation Fund - Class A	JNL/BlackRock Global Natural Resources Fund - Class A	JNL/BlackRock Large Cap Select Growth Fund - Class A	JNL/Causeway International Value Select Fund - Class A	JNL/ClearBridge Large Cap Growth Fund - Class A
Operations
Net investment income (loss)	$(1,420)	$—	$(1,636)	$(1,604)	$(51,183)	$(907)	$(704)
Net realized gain (loss) on investments	22,116	—	17,135	2,172	274,916	4,617	808
Net change in unrealized appreciation
(depreciation) on investments	(28,740)	—	(9,320)	27,138	369,228	21,837	8,242
Net change in net assets
from operations	(8,044)	—	6,179	27,706	592,961	25,547	8,346

Contract transactions
Purchase payments	—	—	518	3,249	6,492	—	—
Surrenders and terminations	5	—	(6,394)	(4,532)	(420,662)	(58,586)	(2,377)
Transfers between Investment Divisions	(73,991)	—	(5,452)	44,040	468,677	4,241	(391)
Contract owner charges	(11)	—	—	(33)	(1,304)	(41)	(42)
Net change in net assets
from contract transactions	(73,997)	—	(11,328)	42,724	53,203	(54,386)	(2,810)

Net change in net assets	(82,041)	—	(5,149)	70,430	646,164	(28,839)	5,536

Net assets beginning of year	86,749	—	113,463	82,643	2,938,651	366,664	43,973

Net assets end of year	$4,708	$—	$108,314	$153,073	$3,584,815	$337,825	$49,509

Contract unit transactions
Units outstanding at beginning of year	4,963	—	6,928	10,489	56,851	24,961	2,482
Units issued	1,078	—	3,630	6,501	11,825	957	26
Units redeemed	(5,746)	—	(4,298)	(1,887)	(10,229)	(4,401)	(167)
Units outstanding at end of year	295	—	6,260	15,103	58,447	21,517	2,341
Cost of purchases and proceeds
from sales of the Investment Divisions
Cost of purchases	$20,031	$—	$62,491	$60,355	$619,068	$19,342	$496
Proceeds from sales	$95,448	$—	$75,455	$19,235	$617,048	$74,635	$4,010

See Notes to the Financial Statements.

22

Jackson National Separate Account III
Statements of Changes in Net Assets
December 31, 2021

	JNL/DFA International Core Equity Fund - Class A	JNL/DFA U.S. Core Equity Fund - Class A	JNL/DFA U.S. Small Cap Fund - Class A	JNL/DoubleLine Core Fixed Income Fund - Class A	JNL/DoubleLine Emerging Markets Fixed Income Fund - Class A	JNL/DoubleLine Shiller Enhanced CAPE Fund - Class A	JNL/DoubleLine Total Return Fund - Class A
Operations
Net investment income (loss)	$—	$(8,071)	$(28)	$(27,120)	$(88)	$(15)	$(1,564)
Net realized gain (loss) on investments	—	54,561	172	35,145	268	100	1,349
Net change in unrealized appreciation
(depreciation) on investments	—	71,725	(139)	(44,426)	(219)	117	(1,792)
Net change in net assets
from operations	—	118,215	5	(36,401)	(39)	202	(2,007)

Contract transactions
Purchase payments	—	—	—	534	—	—	—
Surrenders and terminations	—	(56,088)	(206)	(305,352)	(1,649)	(161)	(19,933)
Transfers between Investment Divisions	—	8,462	1,530	70,318	—	(49)	—
Contract owner charges	—	(210)	—	(1,130)	(14)	(40)	(370)
Net change in net assets
from contract transactions	—	(47,836)	1,324	(235,630)	(1,663)	(250)	(20,303)

Net change in net assets	—	70,379	1,329	(272,031)	(1,702)	(48)	(22,310)

Net assets beginning of year	—	492,357	495	1,997,343	6,532	954	113,664

Net assets end of year	$—	$562,736	$1,824	$1,725,312	$4,830	$906	$91,354

Contract unit transactions
Units outstanding at beginning of year	—	17,570	24	89,901	558	44	9,675
Units issued	—	2,631	701	5,989	—	—	—
Units redeemed	—	(4,135)	(654)	(16,729)	(142)	(10)	(1,750)
Units outstanding at end of year	—	16,066	71	79,161	416	34	7,925
Cost of purchases and proceeds
from sales of the Investment Divisions
Cost of purchases	$—	$87,394	$17,703	$131,123	$—	$4	$—
Proceeds from sales	$—	$143,301	$16,407	$393,873	$1,751	$269	$21,867

See Notes to the Financial Statements.

23

Jackson National Separate Account III
Statements of Changes in Net Assets
December 31, 2021

	JNL/Fidelity Institutional Asset Management Total Bond Fund - Class A	JNL/First Sentier Global Infrastructure Fund - Class A	JNL/Franklin Templeton Global Multisector Bond Fund - Class A	JNL/Franklin Templeton Growth Allocation Fund - Class A	JNL/Franklin Templeton Income Fund - Class A	JNL/Goldman Sachs 4 Fund - Class A	JNL/Goldman Sachs Managed Aggressive Growth Fund - Class A
Operations
Net investment income (loss)	$(7,352)	$(2,708)	$(1,414)	$(8,061)	$(5,608)	$(7,570)	$(52,432)
Net realized gain (loss) on investments	2,565	6,629	(9,012)	70,075	2,847	47,151	160,351
Net change in unrealized appreciation
(depreciation) on investments	(5,776)	15,551	5,010	(1,511)	48,173	102,910	364,390
Net change in net assets
from operations	(10,563)	19,472	(5,416)	60,503	45,412	142,491	472,309

Contract transactions
Purchase payments	—	—	—	—	—	—	—
Surrenders and terminations	(26,119)	(15,463)	(24,752)	(13,911)	(5,513)	(22,711)	(195,968)
Transfers between Investment Divisions	31,293	13,878	20,346	(101,502)	5,434	102,911	(3,625)
Contract owner charges	(203)	(283)	(49)	(232)	(109)	(1,016)	(626)
Net change in net assets
from contract transactions	4,971	(1,868)	(4,455)	(115,645)	(188)	79,184	(200,219)

Net change in net assets	(5,592)	17,604	(9,871)	(55,142)	45,224	221,675	272,090

Net assets beginning of year	490,410	171,416	103,357	609,283	349,895	436,442	3,284,746

Net assets end of year	$484,818	$189,020	$93,486	$554,141	$395,119	$658,117	$3,556,836

Contract unit transactions
Units outstanding at beginning of year	22,884	10,452	9,905	39,516	20,990	16,189	107,599
Units issued	1,494	2,398	2,005	3,392	419	5,706	103
Units redeemed	(1,253)	(2,492)	(2,404)	(10,889)	(442)	(3,604)	(6,026)
Units outstanding at end of year	23,125	10,358	9,506	32,019	20,967	18,291	101,676
Cost of purchases and proceeds
from sales of the Investment Divisions
Cost of purchases	$31,309	$41,963	$20,345	$58,519	$7,694	$193,106	$3,607
Proceeds from sales	$33,690	$46,539	$26,214	$182,225	$13,490	$121,492	$256,258

See Notes to the Financial Statements.

24

Jackson National Separate Account III
Statements of Changes in Net Assets
December 31, 2021

	JNL/Goldman Sachs Managed Conservative Fund - Class A	JNL/Goldman Sachs Managed Growth Fund - Class A	JNL/Goldman Sachs Managed Moderate Fund - Class A	JNL/Goldman Sachs Managed Moderate Growth Fund - Class A	JNL/GQG Emerging Markets Equity Fund - Class A	JNL/Harris Oakmark Global Equity Fund - Class A	JNL/Heitman U.S. Focused Real Estate Fund - Class A
Operations
Net investment income (loss)	$(9,116)	$(74,619)	$(5,448)	$(51,625)	$(89)	$—	$(126)
Net realized gain (loss) on investments	11,733	123,881	25,896	142,194	34	—	738
Net change in unrealized appreciation
(depreciation) on investments	10,795	537,713	(2,016)	206,079	(173)	—	7,517
Net change in net assets
from operations	13,412	586,975	18,432	296,648	(228)	—	8,129

Contract transactions
Purchase payments	—	14,821	—	—	—	—	—
Surrenders and terminations	(36,083)	(150,657)	(61,467)	(191,730)	—	—	(713)
Transfers between Investment Divisions	4,474	58,711	2	46,073	554	—	2,086
Contract owner charges	(233)	(821)	(303)	(609)	—	—	(6)
Net change in net assets
from contract transactions	(31,842)	(77,946)	(61,768)	(146,266)	554	—	1,367

Net change in net assets	(18,430)	509,029	(43,336)	150,382	326	—	9,496

Net assets beginning of year	609,980	4,667,791	385,969	3,355,753	5,738	—	20,007

Net assets end of year	$591,550	$5,176,820	$342,633	$3,506,135	$6,064	$—	$29,503

Contract unit transactions
Units outstanding at beginning of year	38,023	163,727	19,940	138,177	418	—	1,839
Units issued	285	2,435	—	3,628	48	—	366
Units redeemed	(2,221)	(5,130)	(3,110)	(9,598)	(7)	—	(295)
Units outstanding at end of year	36,087	161,032	16,830	132,207	459	—	1,910
Cost of purchases and proceeds
from sales of the Investment Divisions
Cost of purchases	$4,653	$75,092	$—	$96,727	$651	$—	$5,587
Proceeds from sales	$45,611	$227,657	$67,216	$294,618	$186	$—	$4,346

See Notes to the Financial Statements.

25

Jackson National Separate Account III
Statements of Changes in Net Assets
December 31, 2021

	JNL/Invesco Diversified Dividend Fund - Class A	JNL/Invesco Global Growth Fund - Class A	JNL/Invesco International Growth Fund - Class A	JNL/Invesco Small Cap Growth Fund - Class A	JNL/JPMorgan Global Allocation Fund - Class A	JNL/JPMorgan Hedged Equity Fund - Class A	JNL/JPMorgan MidCap Growth Fund - Class A
Operations
Net investment income (loss)	$(162)	$(27,292)	$(1,053)	$(15,814)	$(2,531)	$—	$(9,349)
Net realized gain (loss) on investments	42	144,663	20,759	167,958	3,077	—	112,479
Net change in unrealized appreciation
(depreciation) on investments	1,707	112,656	(6,791)	(104,735)	11,253	—	(53,370)
Net change in net assets
from operations	1,587	230,027	12,915	47,409	11,799	—	49,760

Contract transactions
Purchase payments	—	6,492	—	—	—	—	—
Surrenders and terminations	—	(154,533)	(40,123)	(46,481)	(9,284)	—	(43,652)
Transfers between Investment Divisions	99,999	(39,333)	(10,131)	(63,687)	132	—	(101,699)
Contract owner charges	(12)	(1,048)	(72)	(321)	(57)	—	(346)
Net change in net assets
from contract transactions	99,987	(188,422)	(50,326)	(110,489)	(9,209)	—	(145,697)

Net change in net assets	101,574	41,605	(37,411)	(63,080)	2,590	—	(95,937)

Net assets beginning of year	9,039	1,768,963	278,933	975,106	165,346	—	609,030

Net assets end of year	$110,613	$1,810,568	$241,522	$912,026	$167,936	$—	$513,093

Contract unit transactions
Units outstanding at beginning of year	796	48,380	14,168	17,907	12,508	—	11,458
Units issued	7,532	3,453	647	4,782	9	—	3,540
Units redeemed	(1)	(8,260)	(3,088)	(6,840)	(674)	—	(6,172)
Units outstanding at end of year	8,327	43,573	11,727	15,849	11,843	—	8,826
Cost of purchases and proceeds
from sales of the Investment Divisions
Cost of purchases	$100,000	$135,210	$20,700	$283,845	$131	$—	$208,355
Proceeds from sales	$175	$350,924	$67,481	$410,148	$11,871	$—	$363,401
See Notes to the Financial Statements.

26

Jackson National Separate Account III
Statements of Changes in Net Assets
December 31, 2021

	JNL/JPMorgan U.S. Government & Quality Bond Fund - Class A	JNL/JPMorgan U.S. Value Fund - Class A	JNL/Lazard International Strategic Equity Fund - Class A	JNL/Loomis Sayles Global Growth Fund - Class A	JNL/Lord Abbett Short Duration Income Fund - Class A	JNL/Mellon Bond Index Fund - Class A	JNL/Mellon Communication Services Sector Fund - Class A
Operations
Net investment income (loss)	$(1,389)	$(13,442)	$(45)	$(6,420)	$(248)	$(2,828)	$—
Net realized gain (loss) on investments	1,515	78,070	57	33,246	20	1,336	—
Net change in unrealized appreciation
(depreciation) on investments	(3,825)	145,562	184	(10,635)	(10)	(5,470)	—
Net change in net assets
from operations	(3,699)	210,190	196	16,191	(238)	(6,962)	—

Contract transactions
Purchase payments	—	—	—	—	—	—	—
Surrenders and terminations	(30,740)	(94,425)	—	(16,442)	—	(12,989)	—
Transfers between Investment Divisions	3,034	(114,788)	101	9,427	1,930	18,917	—
Contract owner charges	(55)	(639)	—	(38)	—	(316)	—
Net change in net assets
from contract transactions	(27,761)	(209,852)	101	(7,053)	1,930	5,612	—

Net change in net assets	(31,460)	338	297	9,138	1,692	(1,350)	—

Net assets beginning of year	116,237	880,482	3,850	411,527	18,695	189,763	4

Net assets end of year	$84,777	$880,820	$4,147	$420,665	$20,387	$188,413	$4

Contract unit transactions
Units outstanding at beginning of year	7,747	61,906	240	27,365	1,807	13,080	1
Units issued	246	916	16	3,824	187	1,691	—
Units redeemed	(2,132)	(13,465)	(10)	(4,302)	—	(1,295)	—
Units outstanding at end of year	5,861	49,357	246	26,887	1,994	13,476	1
Cost of purchases and proceeds
from sales of the Investment Divisions
Cost of purchases	$3,607	$15,308	$296	$70,490	$1,996	$23,835	$—
Proceeds from sales	$32,757	$238,602	$228	$75,369	$298	$21,051	$—

See Notes to the Financial Statements.

27

Jackson National Separate Account III
Statements of Changes in Net Assets
December 31, 2021

	JNL/Mellon Consumer Discretionary Sector Fund - Class A	JNL/Mellon Consumer Staples Sector Fund - Class A	JNL/Mellon Dow Index Fund - Class A	JNL/Mellon Emerging Markets Index Fund - Class A	JNL/Mellon Energy Sector Fund - Class A	JNL/Mellon Equity Income Fund - Class A	JNL/Mellon Financial Sector Fund - Class A
Operations
Net investment income (loss)	$(3,374)	$(200)	$(1,207)	$(247)	$(4,109)	$(788)	$(934)
Net realized gain (loss) on investments	14,831	47	5,209	499	(5,267)	17,194	3,470
Net change in unrealized appreciation
(depreciation) on investments	30,183	2,011	9,387	(979)	104,877	1,670	9,376
Net change in net assets
from operations	41,640	1,858	13,389	(727)	95,501	18,076	11,912

Contract transactions
Purchase payments	—	—	—	—	3,249	—	—
Surrenders and terminations	(4,678)	—	(3,595)	(1,670)	(4,161)	(170)	(2,043)
Transfers between Investment Divisions	81,757	—	(104)	(803)	198,418	8,048	116,060
Contract owner charges	(73)	—	(108)	(15)	(162)	—	(64)
Net change in net assets
from contract transactions	77,006	—	(3,807)	(2,488)	197,344	7,878	113,953

Net change in net assets	118,646	1,858	9,582	(3,215)	292,845	25,954	125,865

Net assets beginning of year	210,692	12,767	72,452	17,542	114,331	—	42,899

Net assets end of year	$329,338	$14,625	$82,034	$14,327	$407,176	$25,954	$168,764

Contract unit transactions
Units outstanding at beginning of year	4,080	997	2,779	1,379	8,049	—	2,588
Units issued	1,686	—	473	17	12,515	7,407	6,130
Units redeemed	(486)	—	(594)	(211)	(1,763)	(6,618)	(726)
Units outstanding at end of year	5,280	997	2,658	1,185	18,801	789	7,992
Cost of purchases and proceeds
from sales of the Investment Divisions
Cost of purchases	$105,000	$—	$13,802	$214	$230,846	$205,472	$128,635
Proceeds from sales	$31,368	$200	$18,816	$2,949	$37,611	$198,382	$15,616

See Notes to the Financial Statements.

28

Jackson National Separate Account III
Statements of Changes in Net Assets
December 31, 2021

	JNL/Mellon Healthcare Sector Fund - Class A	JNL/Mellon Industrials Sector Fund - Class A	JNL/Mellon Information Technology Sector Fund - Class A	JNL/Mellon International Index Fund - Class A	JNL/Mellon Materials Sector Fund - Class A	JNL/Mellon MSCI KLD 400 Social Index Fund - Class A	JNL/Mellon Nasdaq 100 Index Fund - Class A
Operations
Net investment income (loss)	$(3,678)	$(364)	$(9,533)	$(3,446)	$(1,214)	$—	$(11,603)
Net realized gain (loss) on investments	9,478	2,427	39,876	1,799	1,330	—	201,316
Net change in unrealized appreciation
(depreciation) on investments	31,915	1,141	144,983	18,329	18,224	—	(24,233)
Net change in net assets
from operations	37,715	3,204	175,326	16,682	18,340	—	165,480

Contract transactions
Purchase payments	—	—	—	—	—	—	—
Surrenders and terminations	(14,339)	(425)	(33,042)	(16,422)	(372)	—	(29,354)
Transfers between Investment Divisions	79,415	(5,939)	(15,929)	62,755	118,639	—	(330,641)
Contract owner charges	(339)	—	(475)	(182)	(5)	—	(113)
Net change in net assets
from contract transactions	64,737	(6,364)	(49,446)	46,151	118,262	—	(360,108)

Net change in net assets	102,452	(3,160)	125,880	62,833	136,602	—	(194,628)

Net assets beginning of year	211,084	15,253	579,281	181,963	4,685	—	744,541

Net assets end of year	$313,536	$12,093	$705,161	$244,796	$141,287	$—	$549,913

Contract unit transactions
Units outstanding at beginning of year	4,974	1,188	9,502	9,671	388	—	15,879
Units issued	1,818	815	310	3,144	9,531	—	3,639
Units redeemed	(552)	(1,212)	(996)	(866)	(667)	—	(10,121)
Units outstanding at end of year	6,240	791	8,816	11,949	9,252	—	9,397
Cost of purchases and proceeds
from sales of the Investment Divisions
Cost of purchases	$90,188	$11,033	$19,418	$63,607	$127,911	$—	$197,059
Proceeds from sales	$29,129	$17,761	$78,397	$20,902	$10,863	$—	$568,770

See Notes to the Financial Statements.

29

Jackson National Separate Account III
Statements of Changes in Net Assets
December 31, 2021

	JNL/Mellon Real Estate Sector Fund - Class A	JNL/Mellon S&P 400 MidCap Index Fund - Class A	JNL/Mellon S&P 500 Index Fund - Class A	JNL/Mellon Small Cap Index Fund - Class A	JNL/Mellon U.S. Stock Market Index Fund - Class A	JNL/Mellon Utilities Sector Fund - Class A	JNL/Mellon World Index Fund - Class A
Operations
Net investment income (loss)	$(49)	$(5,298)	$(43,395)	$(12,085)	$(4,727)	$(657)	$(180)
Net realized gain (loss) on investments	1	56,925	272,667	78,103	8,581	164	1,115
Net change in unrealized appreciation
(depreciation) on investments	776	25,561	441,653	109,710	40,837	7,919	10,633
Net change in net assets
from operations	728	77,188	670,925	175,728	44,691	7,426	11,568

Contract transactions
Purchase payments	—	—	15,149	—	—	—	—
Surrenders and terminations	—	(23,305)	(254,402)	(103,606)	(18,392)	(979)	(1,263)
Transfers between Investment Divisions	6,607	(29,405)	(205,287)	(53,679)	386,530	103,336	(83)
Contract owner charges	—	(188)	(1,261)	(487)	(143)	(76)	(10)
Net change in net assets
from contract transactions	6,607	(52,898)	(445,801)	(157,772)	367,995	102,281	(1,356)

Net change in net assets	7,335	24,290	225,124	17,956	412,686	109,707	10,212

Net assets beginning of year	4	282,400	2,822,680	769,734	—	39,810	60,273

Net assets end of year	$7,339	$306,690	$3,047,804	$787,690	$412,686	$149,517	$70,485

Contract unit transactions
Units outstanding at beginning of year	1	7,877	83,462	25,160	—	2,343	2,174
Units issued	480	4,067	8,029	739	47,923	5,367	12
Units redeemed	—	(4,947)	(20,071)	(5,174)	(25,685)	(59)	(56)
Units outstanding at end of year	481	6,997	71,420	20,725	22,238	7,651	2,130
Cost of purchases and proceeds
from sales of the Investment Divisions
Cost of purchases	$6,607	$154,091	$334,295	$26,372	$806,485	$103,336	$1,542
Proceeds from sales	$49	$212,287	$823,491	$196,229	$443,217	$1,712	$2,739

See Notes to the Financial Statements.

30

Jackson National Separate Account III
Statements of Changes in Net Assets
December 31, 2021

	JNL/MFS Mid Cap Value Fund - Class A	JNL/Morningstar Wide Moat Index Fund - Class A	JNL/Neuberger Berman Strategic Income Fund - Class A	JNL/PIMCO Income Fund - Class A	JNL/PIMCO Investment Grade Credit Bond Fund - Class A	JNL/PIMCO Real Return Fund - Class A	JNL/PPM America Floating Rate Income Fund - Class A
Operations
Net investment income (loss)	$(10,845)	$29	$(6,754)	$(996)	$(1,687)	$(2,654)	$(1,321)
Net realized gain (loss) on investments	41,884	579	5,900	50	5,028	9,779	266
Net change in unrealized appreciation
(depreciation) on investments	150,889	(490)	6,035	1,129	(6,322)	(30)	2,948
Net change in net assets
from operations	181,928	118	5,181	183	(2,981)	7,095	1,893

Contract transactions
Purchase payments	—	—	—	—	—	—	—
Surrenders and terminations	(110,453)	—	(39,671)	(275)	(17,960)	(53,715)	(2,959)
Transfers between Investment Divisions	1,750	6,606	288	67,611	52,529	(87,494)	6,155
Contract owner charges	(598)	—	—	(13)	(14)	(144)	(52)
Net change in net assets
from contract transactions	(109,301)	6,606	(39,383)	67,323	34,555	(141,353)	3,144

Net change in net assets	72,627	6,724	(34,202)	67,506	31,574	(134,258)	5,037

Net assets beginning of year	682,043	—	466,726	27,110	75,237	227,994	85,598

Net assets end of year	$754,670	$6,724	$432,524	$94,616	$106,811	$93,736	$90,635

Contract unit transactions
Units outstanding at beginning of year	27,846	—	37,780	2,502	5,092	14,776	7,121
Units issued	1,877	400	852	6,221	7,293	5,336	618
Units redeemed	(5,762)	—	(4,010)	(34)	(4,878)	(14,261)	(354)
Units outstanding at end of year	23,961	400	34,622	8,689	7,507	5,851	7,385
Cost of purchases and proceeds
from sales of the Investment Divisions
Cost of purchases	$53,834	$7,262	$10,576	$67,689	$103,196	$81,931	$7,362
Proceeds from sales	$173,980	$48	$56,713	$1,362	$70,328	$225,938	$5,539

See Notes to the Financial Statements.

31

Jackson National Separate Account III
Statements of Changes in Net Assets
December 31, 2021

	JNL/PPM America High Yield Bond Fund - Class A	JNL/PPM America Total Return Fund - Class A	JNL/RAFI Fundamental U.S. Small Cap Fund - Class A	JNL/RAFI Multi-Factor U.S. Equity Fund - Class A	JNL/T. Rowe Price Balanced Fund - Class A	JNL/T. Rowe Price Capital Appreciation Fund - Class A	JNL/T. Rowe Price Established Growth Fund - Class A
Operations
Net investment income (loss)	$(7,357)	$(16)	$(971)	$(23,615)	$—	$(8,168)	$(30,815)
Net realized gain (loss) on investments	18,541	486	1,688	52,044	—	15,891	247,246
Net change in unrealized appreciation
(depreciation) on investments	9,332	(553)	14,711	312,186	—	73,699	25,768
Net change in net assets
from operations	20,516	(83)	15,428	340,615	—	81,422	242,199

Contract transactions
Purchase payments	—	—	—	2,785	—	—	22,209
Surrenders and terminations	(99,929)	(3,604)	(403)	(104,695)	—	(41,303)	(203,295)
Transfers between Investment Divisions	8,962	1	(5,371)	(23,708)	—	18,153	(73,213)
Contract owner charges	(426)	(18)	(35)	(564)	—	(79)	(1,226)
Net change in net assets
from contract transactions	(91,393)	(3,621)	(5,809)	(126,182)	—	(23,229)	(255,525)

Net change in net assets	(70,877)	(3,704)	9,619	214,433	—	58,193	(13,326)

Net assets beginning of year	538,271	3,704	56,301	1,438,029	—	493,944	2,099,465

Net assets end of year	$467,394	$—	$65,920	$1,652,462	$—	$552,137	$2,086,139

Contract unit transactions
Units outstanding at beginning of year	23,047	178	3,218	58,392	—	24,686	40,469
Units issued	2,626	—	899	1,178	—	1,331	3,412
Units redeemed	(6,462)	(179)	(1,181)	(5,673)	—	(2,259)	(8,241)
Units outstanding at end of year	19,211	(1)	2,936	53,897	—	23,758	35,640
Cost of purchases and proceeds
from sales of the Investment Divisions
Cost of purchases	$63,352	$—	$18,844	$32,883	$—	$27,441	$189,676
Proceeds from sales	$162,102	$3,637	$25,624	$182,680	$—	$58,838	$476,016

See Notes to the Financial Statements.

32

Jackson National Separate Account III
Statements of Changes in Net Assets
December 31, 2021

	JNL/T. Rowe Price Mid-Cap Growth Fund - Class A	JNL/T. Rowe Price Short-Term Bond Fund - Class A	JNL/T. Rowe Price U.S. High Yield Fund - Class A	JNL/T. Rowe Price Value Fund - Class A	JNL/Vanguard Growth ETF Allocation Fund - Class A	JNL/Vanguard Moderate ETF Allocation Fund - Class A	JNL/Vanguard Moderate Growth ETF Allocation Fund - Class A
Operations
Net investment income (loss)	$(50,556)	$(3,253)	$—	$(12,712)	$(1,195)	$—	$—
Net realized gain (loss) on investments	200,391	4,556	—	17,712	52	—	—
Net change in unrealized appreciation
(depreciation) on investments	207,685	(5,271)	—	195,250	6,573	—	—
Net change in net assets
from operations	357,520	(3,968)	—	200,250	5,430	—	—

Contract transactions
Purchase payments	24,373	—	—	15,717	—	—	—
Surrenders and terminations	(330,553)	(8,400)	—	(20,759)	—	—	—
Transfers between Investment Divisions	190,996	4,558	—	150,902	113,125	—	—
Contract owner charges	(493)	(415)	—	(215)	(707)	—	—
Net change in net assets
from contract transactions	(115,677)	(4,257)	—	145,645	112,418	—	—

Net change in net assets	241,843	(8,225)	—	345,895	117,848	—	—

Net assets beginning of year	3,141,633	215,762	—	721,983	—	—	—

Net assets end of year	$3,383,476	$207,537	$—	$1,067,878	$117,848	$—	$—

Contract unit transactions
Units outstanding at beginning of year	41,477	20,305	—	22,696	—	—	—
Units issued	3,164	7,831	—	4,774	8,198	—	—
Units redeemed	(4,482)	(8,234)	—	(1,166)	(50)	—	—
Units outstanding at end of year	40,159	19,902	—	26,304	8,148	—	—
Cost of purchases and proceeds
from sales of the Investment Divisions
Cost of purchases	$247,818	$82,932	$—	$188,986	$113,124	$—	$—
Proceeds from sales	$414,051	$90,442	$—	$56,053	$1,901	$—	$—

See Notes to the Financial Statements.

33

Jackson National Separate Account III
Statements of Changes in Net Assets
December 31, 2021

	JNL/WCM Focused International Equity Fund - Class A	JNL/Westchester Capital Event Driven Fund - Class A	JNL/WMC Balanced Fund - Class A	JNL/WMC Equity Income Fund - Class A	JNL/WMC Global Real Estate Fund - Class A	JNL/WMC Government Money Market Fund - Class A	JNL/WMC Value Fund - Class A
Operations
Net investment income (loss)	$—	$—	$(41,700)	$(987)	$(2,856)	$(20,403)	$(1,463)
Net realized gain (loss) on investments	—	—	94,026	12,239	8,665	2	2,243
Net change in unrealized appreciation
(depreciation) on investments	—	—	382,220	3,426	36,250	—	20,678
Net change in net assets
from operations	—	—	434,546	14,678	42,059	(20,401)	21,458

Contract transactions
Purchase payments	—	—	—	—	—	300	—
Surrenders and terminations	—	—	(181,403)	—	(7,078)	(80,659)	(4,469)
Transfers between Investment Divisions	—	—	(2,572)	(49,973)	6,262	(855,699)	(2,165)
Contract owner charges	—	—	(463)	—	(96)	(734)	(23)
Net change in net assets
from contract transactions	—	—	(184,438)	(49,973)	(912)	(936,792)	(6,657)

Net change in net assets	—	—	250,108	(35,295)	41,147	(957,193)	14,801

Net assets beginning of year	—	—	2,657,079	105,347	167,335	1,793,919	88,686

Net assets end of year	$—	$—	$2,907,187	$70,052	$208,482	$836,726	$103,487

Contract unit transactions
Units outstanding at beginning of year	—	—	98,104	8,733	10,206	175,298	3,033
Units issued	—	—	1,435	821	3,840	77,218	6
Units redeemed	—	—	(7,727)	(4,863)	(3,856)	(169,518)	(209)
Units outstanding at end of year	—	—	91,812	4,691	10,190	82,998	2,830
Cost of purchases and proceeds
from sales of the Investment Divisions
Cost of purchases	$—	$—	$42,610	$10,400	$72,943	$785,796	$188
Proceeds from sales	$—	$—	$268,748	$61,360	$76,711	$1,742,990	$8,308

See Notes to the Financial Statements.

34

Jackson National Separate Account III
Statements of Changes in Net Assets
December 31, 2020

	JNL Aggressive Growth Allocation Fund - Class A	JNL Conservative Allocation Fund - Class A	JNL Growth Allocation Fund - Class A	JNL iShares Tactical Growth Fund - Class A	JNL iShares Tactical Moderate Fund - Class A	JNL iShares Tactical Moderate Growth Fund - Class A	JNL Moderate Allocation Fund - Class A
Operations
Net investment income (loss)	$—	$(917)	$(3,001)	$—	$—	$—	$(220)
Net realized gain (loss) on investments	—	176	894	—	—	—	54
Net change in unrealized appreciation
(depreciation) on investments	—	4,878	39,519	—	—	—	3,934
Net change in net assets
from operations	—	4,137	37,412	—	—	—	3,768

Contract transactions
Purchase payments	—	—	—	—	—	—	—
Surrenders and terminations	—	(2,654)	—	—	—	—	(200)
Transfers between Investment Divisions	—	52,559	50,000	—	—	—	19,376
Contract owner charges	—	(50)	—	—	—	—	(14)
Net change in net assets
from contract transactions	—	49,855	50,000	—	—	—	19,162

Net change in net assets	—	53,992	87,412	—	—	—	22,930

Net assets beginning of year	—	58,440	166,767	—	—	—	—

Net assets end of year	$—	$112,432	$254,179	$—	$—	$—	$22,930

Contract unit transactions
Units outstanding at beginning of year	—	4,862	10,197	—	—	—	—
Units issued	—	4,196	3,481	—	—	—	1,423
Units redeemed	—	(226)	—	—	—	—	(21)
Units outstanding at end of year	—	8,832	13,678	—	—	—	1,402

See Notes to the Financial Statements.

35

Jackson National Separate Account III
Statements of Changes in Net Assets
December 31, 2020

	JNL Moderate Growth Allocation Fund - Class A	JNL Multi-Manager Alternative Fund - Class A(a)	JNL Multi-Manager Emerging Markets Equity Fund - Class A	JNL Multi-Manager Mid Cap Fund - Class A	JNL Multi-Manager Small Cap Growth Fund - Class A	JNL Multi-Manager Small Cap Value Fund - Class A
Operations
Net investment income (loss)	$(797)	$—	$(265)	$(112)	$(2,676)	$(1,375)
Net realized gain (loss) on investments	115	—	5,847	16	13,525	(12,713)
Net change in unrealized appreciation
(depreciation) on investments	15,907	—	9,662	1,101	61,073	(848)
Net change in net assets
from operations	15,225	—	15,244	1,005	71,922	(14,936)

Contract transactions
Purchase payments	—	—	—	—	20,000	—
Surrenders and terminations	—	—	(1,770)	—	(9,976)	(1,648)
Transfers between Investment Divisions	55,759	—	(486)	—	5,628	(34,661)
Contract owner charges	(9)	—	(10)	(24)	(222)	(23)
Net change in net assets
from contract transactions	55,750	—	(2,266)	(24)	15,430	(36,332)

Net change in net assets	70,975	—	12,978	981	87,352	(51,268)

Net assets beginning of year	10,601	—	28,334	7,885	176,728	145,131

Net assets end of year	$81,576	$—	$41,312	$8,866	$264,080	$93,863

Contract unit transactions
Units outstanding at beginning of year	655	—	2,027	551	4,906	6,795
Units issued	3,887	—	4,677	—	2,131	347
Units redeemed	(1)	—	(3,947)	(2)	(1,956)	(2,924)
Units outstanding at end of year	4,541	—	2,757	549	5,081	4,218

(a)

The mutual fund's shares, as applicable, became available for investment by the Investment Division on April 27, 2020. The Statement of Changes in Net Assets is from April 27, 2020 through December 31, 2020.

See Notes to the Financial Statements.

36

Jackson National Separate Account III
Statements of Changes in Net Assets
December 31, 2020

	JNL/American Funds Balanced Fund - Class A	JNL/American Funds Capital Income Builder Fund - Class A	JNL/American Funds Capital World Bond Fund - Class A	JNL/American Funds Global Growth Fund - Class A	JNL/American Funds Global Small Capitalization Fund - Class A	JNL/American Funds Growth Allocation Fund - Class A
Operations
Net investment income (loss)	$(4,956)	$(1,332)	$(31)	$(335)	$(338)	$(3,451)
Net realized gain (loss) on investments	1,198	(13,623)	4	(8,708)	(4,646)	3,144
Net change in unrealized appreciation
(depreciation) on investments	38,765	13,851	186	2,426	5,268	40,619
Net change in net assets
from operations	35,007	(1,104)	159	(6,617)	284	40,312

Contract transactions
Purchase payments	—	—	—	10,000	10,000	—
Surrenders and terminations	(1,100)	(64)	—	(731)	(1,422)	(12,860)
Transfers between Investment Divisions	4,245	89,319	—	(21,382)	(11,133)	(1,129)
Contract owner charges	(196)	—	(11)	(4)	(13)	—
Net change in net assets
from contract transactions	2,949	89,255	(11)	(12,117)	(2,568)	(13,989)

Net change in net assets	37,956	88,151	148	(18,734)	(2,284)	26,323

Net assets beginning of year	330,189	67,932	2,009	48,468	35,385	234,844

Net assets end of year	$368,145	$156,083	$2,157	$29,734	$33,101	$261,167

Contract unit transactions
Units outstanding at beginning of year	17,265	6,277	187	2,762	1,987	13,215
Units issued	293	14,079	—	1,381	1,431	—
Units redeemed	(120)	(6,277)	(1)	(2,821)	(1,958)	(787)
Units outstanding at end of year	17,438	14,079	186	1,322	1,460	12,428

See Notes to the Financial Statements.

37

Jackson National Separate Account III
Statements of Changes in Net Assets
December 31, 2020

	JNL/American Funds Growth Fund - Class A	JNL/American Funds Growth-Income Fund - Class A	JNL/American Funds International Fund - Class A	JNL/American Funds Moderate Growth Allocation Fund - Class A	JNL/American Funds New World Fund - Class A	JNL/American Funds Washington Mutual Investors Fund - Class A	JNL/AQR Large Cap Defensive Style Fund - Class A
Operations
Net investment income (loss)	$(1,478)	$(5,631)	$(3,709)	$(4,366)	$(2,974)	$(5,628)	$—
Net realized gain (loss) on investments	1,917	14,320	(5,416)	6,548	(7,547)	20,526	—
Net change in unrealized appreciation
(depreciation) on investments	50,397	38,922	23,085	41,594	19,192	119,131	—
Net change in net assets
from operations	50,836	47,611	13,960	43,776	8,671	134,029	—

Contract transactions
Purchase payments	20,000	—	—	—	—	—	—
Surrenders and terminations	(7,561)	(55,262)	(612)	(13,389)	(3,811)	(6,897)	—
Transfers between Investment Divisions	158,551	58,551	(34,958)	(5,441)	(78,209)	174,128	—
Contract owner charges	(100)	(186)	(21)	(38)	(13)	(58)	—
Net change in net assets
from contract transactions	170,890	3,103	(35,591)	(18,868)	(82,033)	167,173	—

Net change in net assets	221,726	50,714	(21,631)	24,908	(73,362)	301,202	—

Net assets beginning of year	20,888	351,716	307,273	289,600	285,276	170,396	—

Net assets end of year	$242,614	$402,430	$285,642	$314,508	$211,914	$471,598	$—

Contract unit transactions
Units outstanding at beginning of year	819	13,853	20,283	18,509	19,741	7,568	—
Units issued	5,932	3,080	283	—	1,194	17,202	—
Units redeemed	(378)	(2,708)	(3,711)	(1,115)	(8,839)	(5,159)	—
Units outstanding at end of year	6,373	14,225	16,855	17,394	12,096	19,611	—

See Notes to the Financial Statements.

38

Jackson National Separate Account III
Statements of Changes in Net Assets
December 31, 2020

	JNL/Baillie Gifford International Growth Fund - Class A	JNL/BlackRock Advantage International Fund - Class A	JNL/BlackRock Global Allocation Fund - Class A	JNL/BlackRock Global Natural Resources Fund - Class A	JNL/BlackRock Large Cap Select Growth Fund - Class A	JNL/Causeway International Value Select Fund - Class A	JNL/ClearBridge Large Cap Growth Fund - Class A
Operations
Net investment income (loss)	$(624)	$—	$(1,740)	$(1,240)	$(33,911)	$10,052	$(220)
Net realized gain (loss) on investments	758	—	3,850	(5,916)	107,903	(6,389)	181
Net change in unrealized appreciation
(depreciation) on investments	29,636	—	12,500	8,958	644,614	12,760	3,335
Net change in net assets
from operations	29,770	—	14,610	1,802	718,606	16,423	3,296

Contract transactions
Purchase payments	—	—	—	—	102,699	7,158	10,000
Surrenders and terminations	—	—	(10,729)	(1,330)	(122,639)	(10,699)	(928)
Transfers between Investment Divisions	55,107	—	(30,545)	(13,314)	248,090	(10,907)	22,524
Contract owner charges	(10)	—	(45)	(33)	(1,743)	(42)	(43)
Net change in net assets
from contract transactions	55,097	—	(41,319)	(14,677)	226,407	(14,490)	31,553

Net change in net assets	84,867	—	(26,709)	(12,875)	945,013	1,933	34,849

Net assets beginning of year	1,882	—	140,172	95,518	1,993,638	364,731	9,124

Net assets end of year	$86,749	$—	$113,463	$82,643	$2,938,651	$366,664	$43,973

Contract unit transactions
Units outstanding at beginning of year	166	—	10,014	12,456	52,595	25,901	662
Units issued	4,963	—	98	1,250	10,294	3,068	1,898
Units redeemed	(166)	—	(3,184)	(3,217)	(6,038)	(4,008)	(78)
Units outstanding at end of year	4,963	—	6,928	10,489	56,851	24,961	2,482

See Notes to the Financial Statements.

39

Jackson National Separate Account III
Statements of Changes in Net Assets
December 31, 2020

	JNL/DFA International Core Equity Fund - Class A	JNL/DFA U.S. Core Equity Fund - Class A	JNL/DFA U.S. Small Cap Fund - Class A	JNL/DoubleLine Core Fixed Income Fund - Class A	JNL/DoubleLine Emerging Markets Fixed Income Fund - Class A	JNL/DoubleLine Shiller Enhanced CAPE Fund - Class A	JNL/DoubleLine Total Return Fund - Class A
Operations
Net investment income (loss)	$—	$(5,862)	$(124)	$(29,962)	$(64)	$(283)	$(1,826)
Net realized gain (loss) on investments	—	13,920	(3,878)	14,206	7	7,220	970
Net change in unrealized appreciation
(depreciation) on investments	—	68,270	(271)	82,860	958	(2,381)	2,262
Net change in net assets
from operations	—	76,328	(4,273)	67,104	901	4,556	1,406

Contract transactions
Purchase payments	—	—	—	—	—	—	—
Surrenders and terminations	—	(29,863)	(55)	(170,407)	—	—	(15,683)
Transfers between Investment Divisions	—	59,629	(16,327)	7,751	5,641	(32,203)	—
Contract owner charges	—	(211)	(4)	(1,548)	(10)	(33)	(464)
Net change in net assets
from contract transactions	—	29,555	(16,386)	(164,204)	5,631	(32,236)	(16,147)

Net change in net assets	—	105,883	(20,659)	(97,100)	6,532	(27,680)	(14,741)

Net assets beginning of year	—	386,474	21,154	2,094,443	—	28,634	128,405

Net assets end of year	$—	$492,357	$495	$1,997,343	$6,532	$954	$113,664

Contract unit transactions
Units outstanding at beginning of year	—	15,739	1,144	97,602	—	1,507	11,056
Units issued	—	6,780	—	2,240	559	1,544	—
Units redeemed	—	(4,949)	(1,120)	(9,941)	(1)	(3,007)	(1,381)
Units outstanding at end of year	—	17,570	24	89,901	558	44	9,675

See Notes to the Financial Statements.

40

Jackson National Separate Account III
Statements of Changes in Net Assets
December 31, 2020

	JNL/Fidelity Institutional Asset Management Total Bond Fund - Class A	JNL/First Sentier Global Infrastructure Fund - Class A	JNL/Franklin Templeton Global Multisector Bond Fund - Class A	JNL/Franklin Templeton Growth Allocation Fund - Class A	JNL/Franklin Templeton Income Fund - Class A	JNL/Goldman Sachs 4 Fund - Class A	JNL/Goldman Sachs Managed Aggressive Growth Fund - Class A
Operations
Net investment income (loss)	$(7,054)	$(2,329)	$13,186	$(7,873)	$(8,322)	$(7,322)	$(41,803)
Net realized gain (loss) on investments	2,191	596	(2,608)	8,477	32,786	48,776	40,541
Net change in unrealized appreciation
(depreciation) on investments	35,091	(6,954)	(19,522)	70,949	(42,521)	(28,980)	510,083
Net change in net assets
from operations	30,228	(8,687)	(8,944)	71,553	(18,057)	12,474	508,821

Contract transactions
Purchase payments	—	—	—	—	—	—	—
Surrenders and terminations	(20,775)	(6,230)	(3,017)	(15,687)	(277,920)	(145,359)	(37,162)
Transfers between Investment Divisions	12,340	12,024	(3,336)	100,836	(22,683)	945	388
Contract owner charges	(296)	(347)	(57)	(235)	(117)	(1,073)	(619)
Net change in net assets
from contract transactions	(8,731)	5,447	(6,410)	84,914	(300,720)	(145,487)	(37,393)

Net change in net assets	21,497	(3,240)	(15,354)	156,467	(318,777)	(133,013)	471,428

Net assets beginning of year	468,913	174,656	118,711	452,816	668,672	569,455	2,813,318

Net assets end of year	$490,410	$171,416	$103,357	$609,283	$349,895	$436,442	$3,284,746

Contract unit transactions
Units outstanding at beginning of year	23,368	10,105	10,455	32,195	39,898	21,749	109,031
Units issued	1,936	995	682	8,831	575	764	47
Units redeemed	(2,420)	(648)	(1,232)	(1,510)	(19,483)	(6,324)	(1,479)
Units outstanding at end of year	22,884	10,452	9,905	39,516	20,990	16,189	107,599

See Notes to the Financial Statements.

41

Jackson National Separate Account III
Statements of Changes in Net Assets
December 31, 2020

	JNL/Goldman Sachs Managed Conservative Fund - Class A	JNL/Goldman Sachs Managed Growth Fund - Class A	JNL/Goldman Sachs Managed Moderate Fund - Class A	JNL/Goldman Sachs Managed Moderate Growth Fund - Class A	JNL/GQG Emerging Markets Equity Fund - Class A	JNL/Harris Oakmark Global Equity Fund - Class A	JNL/Heitman U.S. Focused Real Estate Fund - Class A
Operations
Net investment income (loss)	$(8,593)	$(60,960)	$(5,849)	$(44,660)	$(25)	$(1,161)	$27
Net realized gain (loss) on investments	4,260	182,120	26,125	34,889	42	(17,232)	637
Net change in unrealized appreciation
(depreciation) on investments	45,538	559,050	21,993	416,812	884	(3,064)	(801)
Net change in net assets
from operations	41,205	680,210	42,269	407,041	901	(21,457)	(137)

Contract transactions
Purchase payments	—	7,929	—	—	—	—	10,000
Surrenders and terminations	(10,780)	(94,357)	(36,234)	(36,233)	—	(6,265)	(627)
Transfers between Investment Divisions	17,959	(253,644)	(4,854)	(2,556)	4,837	(150,788)	2,663
Contract owner charges	(235)	(920)	(445)	(680)	—	—	(4)
Net change in net assets
from contract transactions	6,944	(340,992)	(41,533)	(39,469)	4,837	(157,053)	12,032

Net change in net assets	48,149	339,218	736	367,572	5,738	(178,510)	11,895

Net assets beginning of year	561,831	4,328,573	385,233	2,988,181	—	178,510	8,112

Net assets end of year	$609,980	$4,667,791	$385,969	$3,355,753	$5,738	$—	$20,007

Contract unit transactions
Units outstanding at beginning of year	37,534	177,557	22,022	139,998	—	17,166	704
Units issued	1,376	545	2,322	413	441	—	1,200
Units redeemed	(887)	(14,375)	(4,404)	(2,234)	(23)	(17,166)	(65)
Units outstanding at end of year	38,023	163,727	19,940	138,177	418	—	1,839
See Notes to the Financial Statements.

42

Jackson National Separate Account III
Statements of Changes in Net Assets
December 31, 2020

	JNL/Invesco Diversified Dividend Fund - Class A	JNL/Invesco Global Growth Fund - Class A	JNL/Invesco International Growth Fund - Class A	JNL/Invesco Small Cap Growth Fund - Class A	JNL/JPMorgan Global Allocation Fund - Class A	JNL/JPMorgan Hedged Equity Fund - Class A	JNL/JPMorgan MidCap Growth Fund - Class A
Operations
Net investment income (loss)	$(284)	$(21,411)	$789	$(9,239)	$(1,815)	$—	$(5,715)
Net realized gain (loss) on investments	1,265	33,668	14,781	36,941	7,293	—	6,892
Net change in unrealized appreciation
(depreciation) on investments	832	337,566	7,864	326,390	35,961	—	139,036
Net change in net assets
from operations	1,813	349,823	23,434	354,092	41,439	—	140,213

Contract transactions
Purchase payments	—	82,283	—	—	—	—	10,000
Surrenders and terminations	—	(96,048)	(57,581)	(17,213)	(39,527)	—	(14,629)
Transfers between Investment Divisions	(1,895)	(57,099)	(31,114)	248,517	163,490	—	189,926
Contract owner charges	(12)	(1,353)	(105)	(331)	(56)	—	(310)
Net change in net assets
from contract transactions	(1,907)	(72,217)	(88,800)	230,973	123,907	—	184,987

Net change in net assets	(94)	277,606	(65,366)	585,065	165,346	—	325,200

Net assets beginning of year	9,133	1,491,357	344,299	390,041	—	—	283,830

Net assets end of year	$9,039	$1,768,963	$278,933	$975,106	$165,346	$—	$609,030

Contract unit transactions
Units outstanding at beginning of year	797	51,496	19,601	11,043	—	—	7,784
Units issued	5,325	3,520	1,271	9,090	15,665	—	7,955
Units redeemed	(5,326)	(6,636)	(6,704)	(2,226)	(3,157)	—	(4,281)
Units outstanding at end of year	796	48,380	14,168	17,907	12,508	—	11,458

See Notes to the Financial Statements.

43

Jackson National Separate Account III
Statements of Changes in Net Assets
December 31, 2020

	JNL/JPMorgan U.S. Government & Quality Bond Fund - Class A	JNL/JPMorgan U.S. Value Fund - Class A	JNL/Lazard International Strategic Equity Fund - Class A	JNL/Loomis Sayles Global Growth Fund - Class A(a)	JNL/Lord Abbett Short Duration Income Fund - Class A(a)	JNL/Mellon Bond Index Fund - Class A	JNL/Mellon Communication Services Sector Fund - Class A
Operations
Net investment income (loss)	$(1,617)	$(10,377)	$2	$(2,796)	$(80)	$(2,780)	$(119)
Net realized gain (loss) on investments	1,322	3,371	7	4,845	—	2,133	1,846
Net change in unrealized appreciation
(depreciation) on investments	4,892	84,296	477	120,773	201	10,199	(1,609)
Net change in net assets
from operations	4,597	77,290	486	122,822	121	9,552	118

Contract transactions
Purchase payments	—	—	—	—	—	—	—
Surrenders and terminations	(4,580)	(35,070)	—	(5,633)	—	(17,446)	(40)
Transfers between Investment Divisions	33,934	348,616	3,364	294,378	18,574	18,072	(10,217)
Contract owner charges	(70)	(730)	—	(40)	—	(516)	—
Net change in net assets
from contract transactions	29,284	312,816	3,364	288,705	18,574	110	(10,257)

Net change in net assets	33,881	390,106	3,850	411,527	18,695	9,662	(10,139)

Net assets beginning of year	82,356	490,376	—	—	—	180,101	10,143

Net assets end of year	$116,237	$880,482	$3,850	$411,527	$18,695	$189,763	$4

Contract unit transactions
Units outstanding at beginning of year	5,783	32,675	—	—	—	13,092	332
Units issued	3,429	52,652	244	28,351	1,807	1,880	368
Units redeemed	(1,465)	(23,421)	(4)	(986)	—	(1,892)	(699)
Units outstanding at end of year	7,747	61,906	240	27,365	1,807	13,080	1

(a)

The mutual fund's shares, as applicable, became available for investment by the Investment Division on April 27, 2020. The Statement of Changes in Net Assets is from April 27, 2020 through December 31, 2020.

See Notes to the Financial Statements.

44

Jackson National Separate Account III
Statements of Changes in Net Assets
December 31, 2020

	JNL/Mellon Consumer Discretionary Sector Fund - Class A	JNL/Mellon Consumer Staples Sector Fund - Class A	JNL/Mellon Dow Index Fund - Class A	JNL/Mellon Emerging Markets Index Fund - Class A	JNL/Mellon Energy Sector Fund - Class A	JNL/Mellon Equity Income Fund - Class A	JNL/Mellon Financial Sector Fund - Class A
Operations
Net investment income (loss)	$(2,689)	$(154)	$(1,391)	$256	$(2,931)	$—	$(503)
Net realized gain (loss) on investments	18,852	153	(46,420)	(909)	(127,097)	—	178
Net change in unrealized appreciation
(depreciation) on investments	56,254	965	(4,614)	1,821	(2,319)	—	(967)
Net change in net assets
from operations	72,417	964	(52,425)	1,168	(132,347)	—	(1,292)

Contract transactions
Purchase payments	—	—	—	—	—	—	—
Surrenders and terminations	(4,020)	(44)	—	(1,199)	(20,243)	—	(1,269)
Transfers between Investment Divisions	(15,809)	1,655	(106,181)	(4,478)	(103,566)	—	4,288
Contract owner charges	(78)	—	(72)	(15)	(167)	—	(71)
Net change in net assets
from contract transactions	(19,907)	1,611	(106,253)	(5,692)	(123,976)	—	2,948

Net change in net assets	52,510	2,575	(158,678)	(4,524)	(256,323)	—	1,656

Net assets beginning of year	158,182	10,192	231,130	22,066	370,654	—	41,243

Net assets end of year	$210,692	$12,767	$72,452	$17,542	$114,331	$—	$42,899

Contract unit transactions
Units outstanding at beginning of year	4,435	865	9,513	2,000	17,027	—	2,384
Units issued	1,222	388	5,004	44	2,115	—	949
Units redeemed	(1,577)	(256)	(11,738)	(665)	(11,093)	—	(745)
Units outstanding at end of year	4,080	997	2,779	1,379	8,049	—	2,588

See Notes to the Financial Statements.

45

Jackson National Separate Account III
Statements of Changes in Net Assets
December 31, 2020

	JNL/Mellon Healthcare Sector Fund - Class A	JNL/Mellon Industrials Sector Fund - Class A	JNL/Mellon Information Technology Sector Fund - Class A	JNL/Mellon International Index Fund - Class A	JNL/Mellon Materials Sector Fund - Class A	JNL/Mellon MSCI KLD 400 Social Index Fund - Class A	JNL/Mellon Nasdaq 100 Index Fund - Class A
Operations
Net investment income (loss)	$(3,806)	$(125)	$(6,276)	$3,395	$(16)	$—	$(7,750)
Net realized gain (loss) on investments	36,960	(10)	57,947	1,139	1	—	22,103
Net change in unrealized appreciation
(depreciation) on investments	2,845	1,171	101,095	6,052	603	—	146,891
Net change in net assets
from operations	35,999	1,036	152,766	10,586	588	—	161,244

Contract transactions
Purchase payments	—	—	10,000	—	—	—	20,000
Surrenders and terminations	(83,087)	—	(55,316)	(5,817)	—	—	(30,926)
Transfers between Investment Divisions	(151)	14,217	112,365	4,445	4,097	—	188,189
Contract owner charges	(398)	—	(473)	(202)	—	—	(155)
Net change in net assets
from contract transactions	(83,636)	14,217	66,576	(1,574)	4,097	—	177,108

Net change in net assets	(47,637)	15,253	219,342	9,012	4,685	—	338,352

Net assets beginning of year	258,721	—	359,939	172,951	—	—	406,189

Net assets end of year	$211,084	$15,253	$579,281	$181,963	$4,685	$—	$744,541

Contract unit transactions
Units outstanding at beginning of year	7,059	—	8,443	9,752	—	—	12,627
Units issued	1,515	1,188	3,598	297	388	—	11,333
Units redeemed	(3,600)	—	(2,539)	(378)	—	—	(8,081)
Units outstanding at end of year	4,974	1,188	9,502	9,671	388	—	15,879

See Notes to the Financial Statements.

46

Jackson National Separate Account III
Statements of Changes in Net Assets
December 31, 2020

	JNL/Mellon Real Estate Sector Fund - Class A	JNL/Mellon S&P 400 MidCap Index Fund - Class A	JNL/Mellon S&P 500 Index Fund - Class A	JNL/Mellon Small Cap Index Fund - Class A	JNL/Mellon U.S. Stock Market Index Fund - Class A	JNL/Mellon Utilities Sector Fund - Class A	JNL/Mellon World Index Fund - Class A
Operations
Net investment income (loss)	$(25)	$(3,544)	$(40,572)	$(9,406)	$(1,001)	$(419)	$239
Net realized gain (loss) on investments	(585)	3,549	(89,748)	9,192	(57,375)	(1,021)	397
Net change in unrealized appreciation
(depreciation) on investments	(900)	32,797	173,028	65,892	(35,292)	1,399	5,683
Net change in net assets
from operations	(1,510)	32,802	42,708	65,678	(93,668)	(41)	6,319

Contract transactions
Purchase payments	—	—	13,735	—	—	10,000	10,000
Surrenders and terminations	(24)	(21,066)	(129,414)	(48,312)	—	(828)	(662)
Transfers between Investment Divisions	(15,175)	12,970	(860,182)	12,867	(175,025)	16,460	953
Contract owner charges	—	(208)	(1,308)	(486)	—	(82)	(10)
Net change in net assets
from contract transactions	(15,199)	(8,304)	(977,169)	(35,931)	(175,025)	25,550	10,281

Net change in net assets	(16,709)	24,498	(934,461)	29,747	(268,693)	25,509	16,600

Net assets beginning of year	16,713	257,902	3,757,141	739,987	268,693	14,301	43,673

Net assets end of year	$4	$282,400	$2,822,680	$769,734	$—	$39,810	$60,273

Contract unit transactions
Units outstanding at beginning of year	1,394	8,007	128,900	26,403	21,170	820	1,794
Units issued	—	892	52,695	1,666	7,781	3,195	410
Units redeemed	(1,393)	(1,022)	(98,133)	(2,909)	(28,951)	(1,672)	(30)
Units outstanding at end of year	1	7,877	83,462	25,160	—	2,343	2,174

See Notes to the Financial Statements.

47

Jackson National Separate Account III
Statements of Changes in Net Assets
December 31, 2020

	JNL/MFS Mid Cap Value Fund - Class A	JNL/Morningstar Wide Moat Index Fund - Class A	JNL/Neuberger Berman Strategic Income Fund - Class A	JNL/PIMCO Income Fund - Class A	JNL/PIMCO Investment Grade Credit Bond Fund - Class A	JNL/PIMCO Real Return Fund - Class A	JNL/PPM America Floating Rate Income Fund - Class A
Operations
Net investment income (loss)	$(9,119)	$(54)	$(6,865)	$(378)	$(1,024)	$(3,521)	$(1,284)
Net realized gain (loss) on investments	(9,509)	(2,423)	1,511	12	238	(2,722)	79
Net change in unrealized appreciation
(depreciation) on investments	36,469	(1,094)	28,666	1,217	6,479	28,143	(475)
Net change in net assets
from operations	17,841	(3,571)	23,312	851	5,693	21,900	(1,680)

Contract transactions
Purchase payments	—	—	—	—	—	—	—
Surrenders and terminations	(21,405)	—	(38,623)	—	—	(21,597)	(2,808)
Transfers between Investment Divisions	(14,991)	(6,908)	(2,454)	4,142	4,267	(29,949)	(27,217)
Contract owner charges	(662)	—	—	(9)	(12)	(170)	(66)
Net change in net assets
from contract transactions	(37,058)	(6,908)	(41,077)	4,133	4,255	(51,716)	(30,091)

Net change in net assets	(19,217)	(10,479)	(17,765)	4,984	9,948	(29,816)	(31,771)

Net assets beginning of year	701,260	10,479	484,491	22,126	65,289	257,810	117,369

Net assets end of year	$682,043	$—	$466,726	$27,110	$75,237	$227,994	$85,598

Contract unit transactions
Units outstanding at beginning of year	29,295	856	41,343	2,111	4,805	18,346	9,722
Units issued	3,451	397	901	397	422	502	900
Units redeemed	(4,900)	(1,253)	(4,464)	(6)	(135)	(4,072)	(3,501)
Units outstanding at end of year	27,846	—	37,780	2,502	5,092	14,776	7,121

See Notes to the Financial Statements.

48

Jackson National Separate Account III
Statements of Changes in Net Assets
December 31, 2020

	JNL/PPM America High Yield Bond Fund - Class A	JNL/PPM America Total Return Fund - Class A	JNL/RAFI Fundamental U.S. Small Cap Fund - Class A	JNL/RAFI Multi-Factor U.S. Equity Fund - Class A	JNL/T. Rowe Price Balanced Fund - Class A(a)	JNL/T. Rowe Price Capital Appreciation Fund - Class A	JNL/T. Rowe Price Established Growth Fund - Class A
Operations
Net investment income (loss)	$(8,146)	$(54)	$(1,596)	$(20,165)	$—	$(4,493)	$(25,782)
Net realized gain (loss) on investments	(2,383)	7	(51,547)	14,446	—	1,054	96,284
Net change in unrealized appreciation
(depreciation) on investments	21,562	328	33,063	108,571	—	72,067	465,021
Net change in net assets
from operations	11,033	281	(20,080)	102,852	—	68,628	535,523

Contract transactions
Purchase payments	—	—	—	—	—	20,000	10,000
Surrenders and terminations	(47,740)	—	(4,897)	(70,261)	—	(3,392)	(74,959)
Transfers between Investment Divisions	(38,924)	—	(100,678)	(110,264)	—	269,985	47,691
Contract owner charges	(718)	(10)	(30)	(1,562)	—	(98)	(1,247)
Net change in net assets
from contract transactions	(87,382)	(10)	(105,605)	(182,087)	—	286,495	(18,515)

Net change in net assets	(76,349)	271	(125,685)	(79,235)	—	355,123	517,008

Net assets beginning of year	614,620	3,433	181,986	1,517,264	—	138,821	1,582,457

Net assets end of year	$538,271	$3,704	$56,301	$1,438,029	$—	$493,944	$2,099,465

Contract unit transactions
Units outstanding at beginning of year	27,248	179	11,133	66,724	—	8,004	41,198
Units issued	1,394	—	659	781	—	16,931	4,396
Units redeemed	(5,595)	(1)	(8,574)	(9,113)	—	(249)	(5,125)
Units outstanding at end of year	23,047	178	3,218	58,392	—	24,686	40,469

(a)

The mutual fund's shares, as applicable, became available for investment by the Investment Division on April 27, 2020. The Statement of Changes in Net Assets is from April 27, 2020 through December 31, 2020.

See Notes to the Financial Statements.

49

Jackson National Separate Account III
Statements of Changes in Net Assets
December 31, 2020

	JNL/T. Rowe Price Mid-Cap Growth Fund - Class A	JNL/T. Rowe Price Short-Term Bond Fund - Class A	JNL/T. Rowe Price U.S. High Yield Fund - Class A	JNL/T. Rowe Price Value Fund - Class A	JNL/Vanguard Growth ETF Allocation Fund - Class A	JNL/Vanguard Moderate ETF Allocation Fund - Class A	JNL/Vanguard Moderate Growth ETF Allocation Fund - Class A
Operations
Net investment income (loss)	$(42,393)	$(3,432)	$—	$(8,133)	$—	$—	$—
Net realized gain (loss) on investments	246,629	2,948	—	(3,019)	—	—	—
Net change in unrealized appreciation
(depreciation) on investments	334,384	6,246	—	70,463	—	—	—
Net change in net assets
from operations	538,620	5,762	—	59,311	—	—	—

Contract transactions
Purchase payments	7,158	—	—	—	—	—	—
Surrenders and terminations	(152,433)	(8,747)	—	(8,376)	—	—	—
Transfers between Investment Divisions	(432,553)	(26,843)	—	176,777	—	—	—
Contract owner charges	(547)	(570)	—	(265)	—	—	—
Net change in net assets
from contract transactions	(578,375)	(36,160)	—	168,136	—	—	—

Net change in net assets	(39,755)	(30,398)	—	227,447	—	—	—

Net assets beginning of year	3,181,388	246,160	—	494,536	—	—	—

Net assets end of year	$3,141,633	$215,762	$—	$721,983	$—	$—	$—

Contract unit transactions
Units outstanding at beginning of year	51,121	23,721	—	16,887	—	—	—
Units issued	1,300	3,328	—	11,816	—	—	—
Units redeemed	(10,944)	(6,744)	—	(6,007)	—	—	—
Units outstanding at end of year	41,477	20,305	—	22,696	—	—	—

See Notes to the Financial Statements.

50

Jackson National Separate Account III
Statements of Changes in Net Assets
December 31, 2020

	JNL/WCM Focused International Equity Fund - Class A	JNL/Westchester Capital Event Driven Fund - Class A	JNL/WMC Balanced Fund - Class A	JNL/WMC Equity Income Fund - Class A	JNL/WMC Global Real Estate Fund - Class A	JNL/WMC Government Money Market Fund - Class A	JNL/WMC Value Fund - Class A
Operations
Net investment income (loss)	$(4)	$—	$(37,622)	$(859)	$(2,239)	$(25,933)	$(1,302)
Net realized gain (loss) on investments	2,067	—	91,758	1,229	(1,424)	—	(1,587)
Net change in unrealized appreciation
(depreciation) on investments	(2,002)	—	102,077	17,465	(19,585)	—	(2,437)
Net change in net assets
from operations	61	—	156,213	17,835	(23,248)	(25,933)	(5,326)

Contract transactions
Purchase payments	—	—	21,475	—	10,000	1,643	—
Surrenders and terminations	—	—	(310,253)	—	(4,260)	(165,993)	(6,207)
Transfers between Investment Divisions	(36,210)	—	(32,289)	52,104	7,936	1,036,016	918
Contract owner charges	—	—	(589)	—	(102)	(688)	(29)
Net change in net assets
from contract transactions	(36,210)	—	(321,656)	52,104	13,574	870,978	(5,318)

Net change in net assets	(36,149)	—	(165,443)	69,939	(9,674)	845,045	(10,644)

Net assets beginning of year	36,149	—	2,822,522	35,408	177,009	948,874	99,330

Net assets end of year	$—	$—	$2,657,079	$105,347	$167,335	$1,793,919	$88,686

Contract unit transactions
Units outstanding at beginning of year	2,190	—	111,209	2,966	9,345	91,533	3,398
Units issued	—	—	2,497	8,733	1,530	377,071	605
Units redeemed	(2,190)	—	(15,602)	(2,966)	(669)	(293,306)	(970)
Units outstanding at end of year	—	—	98,104	8,733	10,206	175,298	3,033

See Notes to the Financial Statements.

51

Jackson National Separate Account III
Financial Highlights
December 31, 2021
	Investment Division Data			Expense Ratio
	Net Assets	Units Outstanding	Investment Income	Unit	Total		Ratio of
Year ended	(in thousands)($)¥	(in thousands)¥	Ratio(%)*	Value($)§	Return(%)†		Expenses(%)^
JNL Aggressive Growth Allocation Fund - Class A
12/31/2021	—	—	0.00	20.467614	13.70		1.50
12/31/2020	—	—	0.00	18.001759	14.64		1.50
12/31/2019	—	—	0.00	15.703063	24.16		1.50
12/31/2018	—	—	0.00	12.647294	(11.81)		1.50
12/31/2017	—	—	0.00	14.340922	19.60		1.50
JNL Conservative Allocation Fund - Class A
12/31/2021	114	9	0.00	13.001091	2.13		1.50
12/31/2020	112	9	0.00	12.729844	5.91		1.50
12/31/2019	58	5	0.00	12.019070	10.78		1.50
12/31/2018	7	1	0.00	10.849279	(4.57)		1.50
12/31/2017+	—	—	0.00	11.369295	0.96	‡	1.50
JNL Growth Allocation Fund - Class A
12/31/2021	283	14	0.00	20.711836	11.45		1.50
12/31/2020	254	14	0.00	18.584282	13.63		1.50
12/31/2019	167	10	0.00	16.355521	21.84		1.50
12/31/2018	137	10	0.00	13.423686	(10.43)		1.50
12/31/2017	153	10	0.00	14.987135	16.87		1.50
JNL iShares Tactical Growth Fund - Class A
12/31/2021	—	—	0.00	20.981285	13.33		1.50
12/31/2020	—	—	0.00	18.513610	10.61		1.50
12/31/2019	—	—	0.00	16.737935	19.84		1.50
12/31/2018+	—	—	0.00	13.966691	(11.01	)‡	1.50
JNL iShares Tactical Moderate Fund - Class A
12/31/2021	—	—	0.00	14.911580	6.04		1.50
12/31/2020	—	—	0.00	14.062216	7.06		1.50
12/31/2019	—	—	0.00	13.134510	12.67		1.50
12/31/2018+	—	—	0.00	11.657046	(6.58	)‡	1.50
JNL iShares Tactical Moderate Growth Fund - Class A
12/31/2021	—	—	0.00	18.132027	9.67		1.50
12/31/2020	—	—	0.00	16.533652	9.49		1.50
12/31/2019	—	—	0.00	15.100465	16.31		1.50
12/31/2018+	—	—	0.00	12.983499	(8.68	)‡	1.50
JNL Moderate Allocation Fund - Class A
12/31/2021	21	1	0.00	17.303732	5.80		1.50
12/31/2020	23	1	0.00	16.355609	9.54		1.50
12/31/2019	—	—	0.00	14.931178	13.95		1.50
12/31/2018	—	—	0.00	13.103805	(6.36)		1.50
12/31/2017+	—	—	0.00	13.994139	1.85	‡	1.50

+

The mutual fund's shares, as applicable, became available as follows for investment by the Investment Division: JNL Conservative Allocation Fund - Class A - September 25, 2017; JNL iShares Tactical Growth Fund - Class A - August 13, 2018; JNL iShares Tactical Moderate Fund - Class A - August 13, 2018; JNL iShares Tactical Moderate Growth Fund - Class A - August 13, 2018; JNL Moderate Allocation Fund - Class A - September 25, 2017.

*

These amounts represent the dividends, excluding distributions of capital gains, received by the Investment Division from the underlying Fund for the period indicated divided by the average net assets for the period indicated. In some instances, the investment income ratio may be rounded to 0.00% even though the Investment Division received dividend income from the Underlying Fund. The investment income ratio for Investment Divisions initially funded during the period presented have not been annualized.

§

For an Investment Division where no contract owner allocated net premiums during the period, the unit value represents the amount at which a contract owner could contribute to that Investment Division as of the respective period end.

†

Total return for period indicated, includes changes in the value of the underlying Fund, and reflects deductions for all items included in the expense ratio. The total return does not include any expense assessed through the redemption of units, inclusion of these expenses in the calculation would result in a reduction in the total return presented. Total return for current Investment Divisions with no activity during the year is calculated based on the total return of the Fund less expenses that are charged directly to that Investment Division of the Separate Account. See Note 3 in the Notes to Financial Statements for additional detail on expenses. Total return for current Investment Divisions with activity for a portion of the year is calculated based on the total return of the underlying Fund for the year less expenses that are charged directly to that Investment Division of the Separate Account. Total return is not annualized if the Investment Division was initially added and funded or if the Investment Division was closed during the year.

^

Annualized contract expense of Investment Divisions of the Separate Account, consist primarily of mortality and expense charges, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying Funds are excluded. If no contract owner elected to allocate net premiums to a specific Investment Division for the full period, the expense ratio or range of expense ratios represents the contractual expense ratio or range of expense ratios.

¥	Some investments have a net asset and ending units outstanding balance of less than one thousand due to rounding it is displayed as a zero.
‡

Total return is calculated from the effective date through the end of the reporting period and is not annualized. The effective date is the date when the optional benefit in the variable account was elected by a contract owner.

See Notes to the Financial Statements.

52

Jackson National Separate Account III
Financial Highlights
December 31, 2021
	Investment Division Data			Expense Ratio
	Net Assets	Units Outstanding	Investment Income	Unit	Total	Ratio of
Year ended	(in thousands)($)¥	(in thousands)¥	Ratio(%)*	Value($)§	Return(%)†	Expenses(%)^
JNL Moderate Growth Allocation Fund - Class A
12/31/2021	88	4	0.00	19.495108	8.56	1.50
12/31/2020	82	5	0.00	17.958516	11.13	1.50
12/31/2019	11	1	0.00	16.159784	17.75	1.50
12/31/2018	9	1	0.00	13.723623	(8.03)	1.50
12/31/2017	10	1	0.00	14.922611	12.84	1.50
JNL Multi-Manager Alternative Fund - Class A
12/31/2021	—	—	0.00	10.854761	1.25	1.50
12/31/2020+	—	—	0.00	10.720511	14.17 ‡	1.50
JNL Multi-Manager Emerging Markets Equity Fund - Class A
12/31/2021	35	2	1.20	14.750551	(1.41)	1.50
12/31/2020	41	3	0.95	14.961672	7.24	1.50
12/31/2019	28	2	1.83	13.951687	16.10	1.50
12/31/2018	39	3	1.55	12.017157	(19.57)	1.50
12/31/2017	50	3	1.23	14.941115	26.69	1.50
JNL Multi-Manager International Small Cap Fund - Class A
12/31/2021+	40	3	0.47	15.458796	2.04 ‡	1.50
JNL Multi-Manager Mid Cap Fund - Class A
12/31/2021	11	1	0.00	19.765615	22.40	1.50
12/31/2020	9	1	0.00	16.148654	12.81	1.50
12/31/2019	8	1	0.00	14.314517	26.85	1.50
12/31/2018	9	1	0.00	11.284666	(7.11)	1.50
12/31/2017	10	1	0.09	12.148580	14.33	1.50
JNL Multi-Manager Small Cap Growth Fund - Class A
12/31/2021	414	8	0.00	52.974481	1.39	1.50
12/31/2020	264	5	0.00	52.248857	44.25	1.50
12/31/2019	177	5	0.00	36.222273	33.87	1.50
12/31/2018	187	7	0.00	27.058462	(3.52)	1.50
12/31/2017	200	7	0.00	28.045109	25.35	1.50
JNL Multi-Manager Small Cap Value Fund - Class A
12/31/2021	118	4	0.00	26.957792	21.16	1.50
12/31/2020	94	4	0.00	22.249972	4.19	1.50
12/31/2019	145	7	0.00	21.355625	23.40	1.50
12/31/2018	67	4	0.30	17.306147	(16.05)	1.50
12/31/2017	80	4	0.65	20.614715	9.41	1.50

+

The mutual fund's shares, as applicable, became available as follows for investment by the Investment Division: JNL Multi-Manager Alternative Fund - Class A - April 27, 2020; JNL Multi-Manager International Small Cap Fund - Class A - April 26, 2021.

*

These amounts represent the dividends, excluding distributions of capital gains, received by the Investment Division from the underlying Fund for the period indicated divided by the average net assets for the period indicated. In some instances, the investment income ratio may be rounded to 0.00% even though the Investment Division received dividend income from the Underlying Fund. The investment income ratio for Investment Divisions initially funded during the period presented have not been annualized.

§

For an Investment Division where no contract owner allocated net premiums during the period, the unit value represents the amount at which a contract owner could contribute to that Investment Division as of the respective period end.

†

Total return for period indicated, includes changes in the value of the underlying Fund, and reflects deductions for all items included in the expense ratio. The total return does not include any expense assessed through the redemption of units, inclusion of these expenses in the calculation would result in a reduction in the total return presented. Total return for current Investment Divisions with no activity during the year is calculated based on the total return of the Fund less expenses that are charged directly to that Investment Division of the Separate Account. See Note 3 in the Notes to Financial Statements for additional detail on expenses. Total return for current Investment Divisions with activity for a portion of the year is calculated based on the total return of the underlying Fund for the year less expenses that are charged directly to that Investment Division of the Separate Account. Total return is not annualized if the Investment Division was initially added and funded or if the Investment Division was closed during the year.

^

Annualized contract expense of Investment Divisions of the Separate Account, consist primarily of mortality and expense charges, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying Funds are excluded. If no contract owner elected to allocate net premiums to a specific Investment Division for the full period, the expense ratio or range of expense ratios represents the contractual expense ratio or range of expense ratios.

¥	Some investments have a net asset and ending units outstanding balance of less than one thousand due to rounding it is displayed as a zero.
‡

Total return is calculated from the effective date through the end of the reporting period and is not annualized. The effective date is the date when the optional benefit in the variable account was elected by a contract owner.

See Notes to the Financial Statements.

53

Jackson National Separate Account III
Financial Highlights
December 31, 2021
	Investment Division Data			Expense Ratio
	Net Assets	Units Outstanding	Investment Income	Unit	Total	Ratio of
Year ended	(in thousands)($)¥	(in thousands)¥	Ratio(%)*	Value($)§	Return(%)†	Expenses(%)^
JNL/American Funds Balanced Fund - Class A
12/31/2021	387	16	0.00	23.857596	13.00	1.50
12/31/2020	368	17	0.00	21.113271	10.39	1.50
12/31/2019	330	17	0.00	19.126153	18.98	1.50
12/31/2018	307	19	0.62	16.075268	(6.31)	1.50
12/31/2017	343	20	1.36	17.157749	14.98	1.50
JNL/American Funds Bond Fund of America Fund - Class A
12/31/2021+	45	4	0.00	10.007068	0.17 ‡	1.50
JNL/American Funds Capital Income Builder Fund - Class A
12/31/2021	—	—	0.00	12.508677	12.83	1.50
12/31/2020	156	14	0.00	11.086387	2.43	1.50
12/31/2019	68	6	0.00	10.823037	15.68	1.50
12/31/2018+	—	—	0.00	9.356017	(5.97)‡	1.50
JNL/American Funds Capital World Bond Fund - Class A
12/31/2021	2	0	0.00	10.886132	(6.74)	1.50
12/31/2020	2	0	0.00	11.673464	7.92	1.50
12/31/2019	2	0	0.00	10.817244	5.92	1.50
12/31/2018	4	0	0.61	10.212720	(3.08)	1.50
12/31/2017	4	0	0.27	10.537327	4.97	1.50
JNL/American Funds Global Growth Fund - Class A
12/31/2021	23	1	0.00	25.715387	14.35	1.50
12/31/2020	30	1	0.00	22.488097	28.15	1.50
12/31/2019	48	3	0.00	17.548431	32.95	1.50
12/31/2018+	—	—	0.00	13.199443	(13.68)‡	1.50
JNL/American Funds Global Small Capitalization Fund - Class A
12/31/2021	30	1	0.00	23.785481	4.79	1.50
12/31/2020	33	1	0.00	22.697369	27.40	1.50
12/31/2019	35	2	0.00	17.816524	29.14	1.50
12/31/2018	96	7	0.10	13.795796	(12.11)	1.50
12/31/2017	124	8	0.25	15.696471	23.66	1.50
JNL/American Funds Growth Allocation Fund - Class A
12/31/2021	287	12	0.00	23.524946	11.94	1.50
12/31/2020	261	12	0.00	21.014825	18.25	1.50
12/31/2019	235	13	0.00	17.770808	21.53	1.50
12/31/2018	205	14	0.00	14.622703	(6.81)	1.50
12/31/2017	75	5	0.00	15.690440	18.81	1.50

+

The mutual fund's shares, as applicable, became available as follows for investment by the Investment Division: JNL/American Funds Bond Fund of America Fund - Class A - April 26, 2021; JNL/American Funds Capital Income Builder Fund - Class A - August 13, 2018; JNL/American Funds Global Growth Fund - Class A - August 13, 2018.

*

These amounts represent the dividends, excluding distributions of capital gains, received by the Investment Division from the underlying Fund for the period indicated divided by the average net assets for the period indicated. In some instances, the investment income ratio may be rounded to 0.00% even though the Investment Division received dividend income from the Underlying Fund. The investment income ratio for Investment Divisions initially funded during the period presented have not been annualized.

§

For an Investment Division where no contract owner allocated net premiums during the period, the unit value represents the amount at which a contract owner could contribute to that Investment Division as of the respective period end.

†

Total return for period indicated, includes changes in the value of the underlying Fund, and reflects deductions for all items included in the expense ratio. The total return does not include any expense assessed through the redemption of units, inclusion of these expenses in the calculation would result in a reduction in the total return presented. Total return for current Investment Divisions with no activity during the year is calculated based on the total return of the Fund less expenses that are charged directly to that Investment Division of the Separate Account. See Note 3 in the Notes to Financial Statements for additional detail on expenses. Total return for current Investment Divisions with activity for a portion of the year is calculated based on the total return of the underlying Fund for the year less expenses that are charged directly to that Investment Division of the Separate Account. Total return is not annualized if the Investment Division was initially added and funded or if the Investment Division was closed during the year.

^

Annualized contract expense of Investment Divisions of the Separate Account, consist primarily of mortality and expense charges, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying Funds are excluded. If no contract owner elected to allocate net premiums to a specific Investment Division for the full period, the expense ratio or range of expense ratios represents the contractual expense ratio or range of expense ratios.

¥	Some investments have a net asset and ending units outstanding balance of less than one thousand due to rounding it is displayed as a zero.
‡

Total return is calculated from the effective date through the end of the reporting period and is not annualized. The effective date is the date when the optional benefit in the variable account was elected by a contract owner.

See Notes to the Financial Statements.

54

Jackson National Separate Account III
Financial Highlights
December 31, 2021
	Investment Division Data			Expense Ratio
	Net Assets	Units Outstanding	Investment Income	Unit	Total	Ratio of
Year ended	(in thousands)($)¥	(in thousands)¥	Ratio(%)*	Value($)§	Return(%)†	Expenses(%)^
JNL/American Funds Growth Fund - Class A
12/31/2021	389	9	0.00	45.599289	19.80	1.50
12/31/2020	243	6	0.00	38.063613	49.34	1.50
12/31/2019	21	1	0.00	25.487323	28.38	1.50
12/31/2018+	15	1	0.00	19.853335	(12.32)‡	1.50
JNL/American Funds Growth-Income Fund - Class A
12/31/2021	247	7	0.00	34.512557	21.81	1.50
12/31/2020	402	14	0.00	28.333468	11.42	1.50
12/31/2019	352	14	0.00	25.430492	23.78	1.50
12/31/2018	202	10	0.00	20.544161	(3.62)	1.50
12/31/2017	210	10	0.00	21.316648	20.07	1.50
JNL/American Funds International Fund - Class A
12/31/2021	199	12	0.00	16.390833	(3.28)	1.50
12/31/2020	286	17	0.00	16.946847	11.87	1.50
12/31/2019	307	20	0.00	15.149177	20.63	1.50
12/31/2018	218	17	0.73	12.558644	(14.83)	1.50
12/31/2017	309	21	0.66	14.744773	29.68	1.50
JNL/American Funds Moderate Growth Allocation Fund - Class A
12/31/2021	301	15	0.00	19.619785	8.32	1.50
12/31/2020	315	17	0.00	18.112400	15.57	1.50
12/31/2019	290	19	0.00	15.671907	16.88	1.50
12/31/2018	263	20	0.00	13.408273	(6.00)	1.50
12/31/2017	281	20	0.00	14.263426	13.98	1.50
JNL/American Funds New World Fund - Class A
12/31/2021	213	12	0.00	18.025283	2.90	1.50
12/31/2020	212	12	0.00	17.516764	21.22	1.50
12/31/2019	285	20	0.00	14.449984	26.77	1.50
12/31/2018	207	18	0.51	11.398545	(15.70)	1.50
12/31/2017	249	18	0.31	13.520639	26.98	1.50
JNL/American Funds Washington Mutual Investors Fund - Class A
12/31/2021	193	6	0.00	30.159685	25.42	1.50
12/31/2020	472	20	0.00	24.047889	6.80	1.50
12/31/2019	170	8	0.00	22.515750	19.16	1.50
12/31/2018	120	6	0.00	18.895035	(10.36)	1.50
12/31/2017	151	7	0.00	21.078481	14.87	1.50
JNL/AQR Large Cap Defensive Style Fund - Class A
12/31/2021	23	2	0.00	14.048672	20.17	1.50
12/31/2020	—	—	0.00	11.690291	10.11	1.50
12/31/2019+	—	—	0.00	10.616767	6.17 ‡	1.50

+

The mutual fund's shares, as applicable, became available as follows for investment by the Investment Division: JNL/American Funds Growth Fund - Class A - August 13, 2018; JNL/AQR Large Cap Defensive Style Fund - Class A - June 24, 2019.

*

These amounts represent the dividends, excluding distributions of capital gains, received by the Investment Division from the underlying Fund for the period indicated divided by the average net assets for the period indicated. In some instances, the investment income ratio may be rounded to 0.00% even though the Investment Division received dividend income from the Underlying Fund. The investment income ratio for Investment Divisions initially funded during the period presented have not been annualized.

§

For an Investment Division where no contract owner allocated net premiums during the period, the unit value represents the amount at which a contract owner could contribute to that Investment Division as of the respective period end.

†

Total return for period indicated, includes changes in the value of the underlying Fund, and reflects deductions for all items included in the expense ratio. The total return does not include any expense assessed through the redemption of units, inclusion of these expenses in the calculation would result in a reduction in the total return presented. Total return for current Investment Divisions with no activity during the year is calculated based on the total return of the Fund less expenses that are charged directly to that Investment Division of the Separate Account. See Note 3 in the Notes to Financial Statements for additional detail on expenses. Total return for current Investment Divisions with activity for a portion of the year is calculated based on the total return of the underlying Fund for the year less expenses that are charged directly to that Investment Division of the Separate Account. Total return is not annualized if the Investment Division was initially added and funded or if the Investment Division was closed during the year.

^

Annualized contract expense of Investment Divisions of the Separate Account, consist primarily of mortality and expense charges, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying Funds are excluded. If no contract owner elected to allocate net premiums to a specific Investment Division for the full period, the expense ratio or range of expense ratios represents the contractual expense ratio or range of expense ratios.

¥	Some investments have a net asset and ending units outstanding balance of less than one thousand due to rounding it is displayed as a zero.
‡

Total return is calculated from the effective date through the end of the reporting period and is not annualized. The effective date is the date when the optional benefit in the variable account was elected by a contract owner.

See Notes to the Financial Statements.

55

Jackson National Separate Account III
Financial Highlights
December 31, 2021
	Investment Division Data			Expense Ratio
	Net Assets	Units Outstanding	Investment Income	Unit	Total	Ratio of
Year ended	(in thousands)($)¥	(in thousands)¥	Ratio(%)*	Value($)§	Return(%)†	Expenses(%)^
JNL/Baillie Gifford International Growth Fund - Class A
12/31/2021	5	0	0.00	16.020141	(8.36)	1.50
12/31/2020	87	5	0.00	17.480883	54.32	1.50
12/31/2019	2	0	0.00	11.327319	28.56	1.50
12/31/2018	1	0	0.00	8.810629	(14.46)	1.50
12/31/2017+	—	—	0.00	10.299710	4.46 ‡	1.50
JNL/BlackRock Advantage International Fund - Class A
12/31/2021	—	—	0.00	12.300963	11.29	1.50
12/31/2020	—	—	0.00	11.052695	5.23	1.50
12/31/2019+	—	—	0.00	10.503063	5.03 ‡	1.50
JNL/BlackRock Global Allocation Fund - Class A
12/31/2021	108	6	0.00	17.390126	5.70	1.50
12/31/2020	113	7	0.00	16.451930	17.17	1.50
12/31/2019	140	10	0.00	14.041525	15.96	1.50
12/31/2018	129	11	0.63	12.109281	(9.00)	1.50
12/31/2017	165	12	1.63	13.307344	12.14	1.50
JNL/BlackRock Global Natural Resources Fund - Class A
12/31/2021	153	15	0.00	10.134332	28.64	1.50
12/31/2020	83	10	0.00	7.877808	2.74	1.50
12/31/2019	96	12	0.00	7.667566	13.08	1.50
12/31/2018	83	12	1.81	6.780609	(18.51)	1.50
12/31/2017	114	14	0.96	8.320303	(4.34)	1.50
JNL/BlackRock Large Cap Select Growth Fund - Class A
12/31/2021	3,585	58	0.00	61.349225	18.66	1.50
12/31/2020	2,939	57	0.00	51.703211	36.36	1.50
12/31/2019	1,994	53	0.00	37.915409	30.33	1.50
12/31/2018	1,652	57	0.00	29.091667	0.36	1.50
12/31/2017	2,562	88	0.00	28.987412	31.64	1.50
JNL/Causeway International Value Select Fund - Class A
12/31/2021	338	22	1.25	15.700887	6.88	1.50
12/31/2020	367	25	4.77	14.689924	4.32	1.50
12/31/2019	365	26	2.92	14.081910	17.20	1.50
12/31/2018	324	27	1.58	12.014992	(18.75)	1.50
12/31/2017	398	27	1.06	14.786839	26.56	1.50
JNL/ClearBridge Large Cap Growth Fund - Class A
12/31/2021	50	2	0.00	21.150538	19.37	1.50
12/31/2020	44	2	0.00	17.718857	28.56	1.50
12/31/2019	9	1	0.00	13.782269	29.70	1.50
12/31/2018	8	1	0.00	10.626284	(1.68)	1.50
12/31/2017+	—	—	0.00	10.807720	8.08 ‡	1.50

+

The mutual fund's shares, as applicable, became available as follows for investment by the Investment Division: JNL/Baillie Gifford International Growth Fund - Class A - September 25, 2017; JNL/BlackRock Advantage International Fund - Class A - June 24, 2019; JNL/ClearBridge Large Cap Growth Fund - Class A - September 25, 2017.

*

These amounts represent the dividends, excluding distributions of capital gains, received by the Investment Division from the underlying Fund for the period indicated divided by the average net assets for the period indicated. In some instances, the investment income ratio may be rounded to 0.00% even though the Investment Division received dividend income from the Underlying Fund. The investment income ratio for Investment Divisions initially funded during the period presented have not been annualized.

§

For an Investment Division where no contract owner allocated net premiums during the period, the unit value represents the amount at which a contract owner could contribute to that Investment Division as of the respective period end.

†

Total return for period indicated, includes changes in the value of the underlying Fund, and reflects deductions for all items included in the expense ratio. The total return does not include any expense assessed through the redemption of units, inclusion of these expenses in the calculation would result in a reduction in the total return presented. Total return for current Investment Divisions with no activity during the year is calculated based on the total return of the Fund less expenses that are charged directly to that Investment Division of the Separate Account. See Note 3 in the Notes to Financial Statements for additional detail on expenses. Total return for current Investment Divisions with activity for a portion of the year is calculated based on the total return of the underlying Fund for the year less expenses that are charged directly to that Investment Division of the Separate Account. Total return is not annualized if the Investment Division was initially added and funded or if the Investment Division was closed during the year.

^

Annualized contract expense of Investment Divisions of the Separate Account, consist primarily of mortality and expense charges, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying Funds are excluded. If no contract owner elected to allocate net premiums to a specific Investment Division for the full period, the expense ratio or range of expense ratios represents the contractual expense ratio or range of expense ratios.

¥	Some investments have a net asset and ending units outstanding balance of less than one thousand due to rounding it is displayed as a zero.
‡

Total return is calculated from the effective date through the end of the reporting period and is not annualized. The effective date is the date when the optional benefit in the variable account was elected by a contract owner.

See Notes to the Financial Statements.

56

Jackson National Separate Account III
Financial Highlights
December 31, 2021
	Investment Division Data			Expense Ratio
	Net Assets	Units Outstanding	Investment Income	Unit	Total	Ratio of
Year ended	(in thousands)($)¥	(in thousands)¥	Ratio(%)*	Value($)§	Return(%)†	Expenses(%)^
JNL/DFA International Core Equity Fund - Class A
12/31/2021	—	—	0.00	12.406983	9.68	1.50
12/31/2020	—	—	0.00	11.312407	5.37	1.50
12/31/2019+	—	—	0.00	10.735839	7.36 ‡	1.50
JNL/DFA U.S. Core Equity Fund - Class A
12/31/2021	563	16	0.00	35.024803	24.99	1.50
12/31/2020	492	18	0.00	28.022011	14.13	1.50
12/31/2019	386	16	0.00	24.553297	27.62	1.50
12/31/2018	324	17	0.87	19.239925	(9.13)	1.50
12/31/2017	448	21	0.88	21.174138	18.44	1.50
JNL/DFA U.S. Small Cap Fund - Class A
12/31/2021	2	0	0.00	25.870413	25.59	1.50
12/31/2020	0	0	0.00	20.598388	11.43	1.50
12/31/2019	21	1	1.31	18.485020	19.55	1.50
12/31/2018+	—	—	0.00	15.461763	(19.84)‡	1.50
JNL/DoubleLine Core Fixed Income Fund - Class A
12/31/2021	1,725	79	0.00	21.765912	(1.92)	1.50
12/31/2020	1,997	90	0.00	22.191073	3.52	1.50
12/31/2019	2,094	98	2.61	21.435940	6.21	1.50
12/31/2018	2,196	109	1.00	20.183154	(1.94)	1.50
12/31/2017	2,453	119	0.35	20.581829	3.83	1.50
JNL/DoubleLine Emerging Markets Fixed Income Fund - Class A
12/31/2021	5	0	0.00	11.610698	(0.77)	1.50
12/31/2020	7	1	0.00	11.700573	1.48	1.50
12/31/2019	—	—	0.00	11.529755	9.72	1.50
12/31/2018+	—	—	0.00	10.507908	(0.50)‡	1.50
JNL/DoubleLine Shiller Enhanced CAPE Fund - Class A
12/31/2021	1	0	0.00	26.346248	22.15	1.50
12/31/2020	1	0	0.00	21.568388	13.46	1.50
12/31/2019	29	2	0.00	19.009115	31.67	1.50
12/31/2018	22	1	1.47	14.437434	(5.94)	1.50
12/31/2017+	8	1	0.00	15.348891	11.10 ‡	1.50
JNL/DoubleLine Total Return Fund - Class A
12/31/2021	91	8	0.00	11.507104	(1.91)	1.50
12/31/2020	114	10	0.00	11.731731	1.13	1.50
12/31/2019	128	11	0.00	11.600238	4.05	1.50
12/31/2018	139	13	3.19	11.148631	0.28	1.50
12/31/2017	156	14	3.06	11.117577	2.52	1.50

+

The mutual fund's shares, as applicable, became available as follows for investment by the Investment Division: JNL/DFA International Core Equity Fund - Class A - June 24, 2019; JNL/DFA U.S. Small Cap Fund - Class A - August 13, 2018; JNL/DoubleLine Emerging Markets Fixed Income Fund - Class A - August 13, 2018; JNL/DoubleLine Shiller Enhanced CAPE Fund - Class A - April 24, 2017.

*

These amounts represent the dividends, excluding distributions of capital gains, received by the Investment Division from the underlying Fund for the period indicated divided by the average net assets for the period indicated. In some instances, the investment income ratio may be rounded to 0.00% even though the Investment Division received dividend income from the Underlying Fund. The investment income ratio for Investment Divisions initially funded during the period presented have not been annualized.

§

For an Investment Division where no contract owner allocated net premiums during the period, the unit value represents the amount at which a contract owner could contribute to that Investment Division as of the respective period end.

†

Total return for period indicated, includes changes in the value of the underlying Fund, and reflects deductions for all items included in the expense ratio. The total return does not include any expense assessed through the redemption of units, inclusion of these expenses in the calculation would result in a reduction in the total return presented. Total return for current Investment Divisions with no activity during the year is calculated based on the total return of the Fund less expenses that are charged directly to that Investment Division of the Separate Account. See Note 3 in the Notes to Financial Statements for additional detail on expenses. Total return for current Investment Divisions with activity for a portion of the year is calculated based on the total return of the underlying Fund for the year less expenses that are charged directly to that Investment Division of the Separate Account. Total return is not annualized if the Investment Division was initially added and funded or if the Investment Division was closed during the year.

^

Annualized contract expense of Investment Divisions of the Separate Account, consist primarily of mortality and expense charges, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying Funds are excluded. If no contract owner elected to allocate net premiums to a specific Investment Division for the full period, the expense ratio or range of expense ratios represents the contractual expense ratio or range of expense ratios.

¥	Some investments have a net asset and ending units outstanding balance of less than one thousand due to rounding it is displayed as a zero.
‡

Total return is calculated from the effective date through the end of the reporting period and is not annualized. The effective date is the date when the optional benefit in the variable account was elected by a contract owner.

See Notes to the Financial Statements.

57

Jackson National Separate Account III
Financial Highlights
December 31, 2021
	Investment Division Data			Expense Ratio
	Net Assets	Units Outstanding	Investment Income	Unit	Total	Ratio of
Year ended	(in thousands)($)¥	(in thousands)¥	Ratio(%)*	Value($)§	Return(%)†	Expenses(%)^
JNL/Fidelity Institutional Asset Management Total Bond Fund - Class A
12/31/2021	485	23	0.00	20.965181	(2.17)	1.50
12/31/2020	490	23	0.00	21.430171	6.80	1.50
12/31/2019	469	23	1.70	20.066511	7.60	1.50
12/31/2018	468	25	2.49	18.649008	(3.06)	1.50
12/31/2017	597	31	2.09	19.238325	1.49	1.50
JNL/First Sentier Global Infrastructure Fund - Class A
12/31/2021	189	10	0.00	18.249134	11.27	1.50
12/31/2020	171	10	0.00	16.400530	(5.11)	1.50
12/31/2019	175	10	0.00	17.284567	25.03	1.50
12/31/2018	136	10	3.15	13.824524	(7.80)	1.50
12/31/2017	158	11	1.76	14.993909	8.27	1.50
JNL/Franklin Templeton Global Multisector Bond Fund - Class A
12/31/2021	93	10	0.00	9.835190	(5.75)	1.50
12/31/2020	103	10	14.17	10.435220	(8.10)	1.50
12/31/2019	119	10	9.47	11.354898	(0.55)	1.50
12/31/2018	131	11	0.00	11.417582	(0.76)	1.50
12/31/2017	134	12	0.00	11.505304	2.03	1.50
JNL/Franklin Templeton Growth Allocation Fund - Class A
12/31/2021	554	32	0.00	17.306556	12.24	1.50
12/31/2020	609	40	0.00	15.418636	9.63	1.50
12/31/2019	453	32	0.00	14.064763	15.96	1.50
12/31/2018	395	33	0.00	12.129153	(10.80)	1.50
12/31/2017	445	33	0.00	13.598366	10.10	1.50
JNL/Franklin Templeton Income Fund - Class A
12/31/2021	395	21	0.00	18.805080	13.05	1.50
12/31/2020	350	21	0.00	16.634947	(0.64)	1.50
12/31/2019	669	40	0.00	16.741357	14.36	1.50
12/31/2018	609	42	4.52	14.639273	(5.74)	1.50
12/31/2017	654	42	3.63	15.531113	8.30	1.50
JNL/Goldman Sachs 4 Fund - Class A
12/31/2021	658	18	0.00	35.977965	33.46	1.50
12/31/2020	436	16	0.00	26.957272	2.96	1.50
12/31/2019	569	22	0.00	26.182539	23.18	1.50
12/31/2018	472	22	0.00	21.255895	(7.67)	1.50
12/31/2017	581	25	0.00	23.022786	13.66	1.50
JNL/Goldman Sachs Managed Aggressive Growth Fund - Class A
12/31/2021	3,557	102	0.00	34.981981	14.59	1.50
12/31/2020	3,285	108	0.00	30.527576	18.31	1.50
12/31/2019	2,813	109	0.00	25.802838	24.90	1.50
12/31/2018	2,438	118	0.00	20.658762	(8.11)	1.50
12/31/2017	3,191	142	0.00	22.480888	21.42	1.50

*

These amounts represent the dividends, excluding distributions of capital gains, received by the Investment Division from the underlying Fund for the period indicated divided by the average net assets for the period indicated. In some instances, the investment income ratio may be rounded to 0.00% even though the Investment Division received dividend income from the Underlying Fund. The investment income ratio for Investment Divisions initially funded during the period presented have not been annualized.

§

For an Investment Division where no contract owner allocated net premiums during the period, the unit value represents the amount at which a contract owner could contribute to that Investment Division as of the respective period end.

†

Total return for period indicated, includes changes in the value of the underlying Fund, and reflects deductions for all items included in the expense ratio. The total return does not include any expense assessed through the redemption of units, inclusion of these expenses in the calculation would result in a reduction in the total return presented. Total return for current Investment Divisions with no activity during the year is calculated based on the total return of the Fund less expenses that are charged directly to that Investment Division of the Separate Account. See Note 3 in the Notes to Financial Statements for additional detail on expenses. Total return for current Investment Divisions with activity for a portion of the year is calculated based on the total return of the underlying Fund for the year less expenses that are charged directly to that Investment Division of the Separate Account. Total return is not annualized if the Investment Division was initially added and funded or if the Investment Division was closed during the year.

^

Annualized contract expense of Investment Divisions of the Separate Account, consist primarily of mortality and expense charges, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying Funds are excluded. If no contract owner elected to allocate net premiums to a specific Investment Division for the full period, the expense ratio or range of expense ratios represents the contractual expense ratio or range of expense ratios.

¥	Some investments have a net asset and ending units outstanding balance of less than one thousand due to rounding it is displayed as a zero.
‡

Total return is calculated from the effective date through the end of the reporting period and is not annualized. The effective date is the date when the optional benefit in the variable account was elected by a contract owner.

See Notes to the Financial Statements.

58

Jackson National Separate Account III
Financial Highlights
December 31, 2021
	Investment Division Data			Expense Ratio
	Net Assets	Units Outstanding	Investment Income	Unit	Total	Ratio of
Year ended	(in thousands)($)¥	(in thousands)¥	Ratio(%)*	Value($)§	Return(%)†	Expenses(%)^
JNL/Goldman Sachs Managed Conservative Fund - Class A
12/31/2021	592	36	0.00	16.391992	2.18	1.50
12/31/2020	610	38	0.00	16.042201	7.17	1.50
12/31/2019	562	38	0.00	14.968722	9.41	1.50
12/31/2018	551	40	0.00	13.681536	(3.77)	1.50
12/31/2017	752	53	0.00	14.217890	5.26	1.50
JNL/Goldman Sachs Managed Growth Fund - Class A
12/31/2021	5,177	161	0.00	32.147664	12.76	1.50
12/31/2020	4,668	164	0.00	28.509448	16.95	1.50
12/31/2019	4,329	178	0.00	24.378360	22.56	1.50
12/31/2018	3,586	180	0.00	19.891627	(7.35)	1.50
12/31/2017	4,068	189	0.00	21.468837	19.26	1.50
JNL/Goldman Sachs Managed Moderate Fund - Class A
12/31/2021	343	17	0.00	20.354495	5.17	1.50
12/31/2020	386	20	0.00	19.353755	10.65	1.50
12/31/2019	385	22	0.00	17.490581	13.18	1.50
12/31/2018	439	28	0.00	15.453296	(4.88)	1.50
12/31/2017	558	34	0.00	16.246169	9.52	1.50
JNL/Goldman Sachs Managed Moderate Growth Fund - Class A
12/31/2021	3,506	132	0.00	26.520046	9.20	1.50
12/31/2020	3,356	138	0.00	24.285922	13.78	1.50
12/31/2019	2,988	140	0.00	21.344422	17.35	1.50
12/31/2018	2,564	141	0.00	18.188506	(6.33)	1.50
12/31/2017	3,486	180	0.00	19.416944	14.28	1.50
JNL/GQG Emerging Markets Equity Fund - Class A
12/31/2021	6	0	0.00	13.206910	(3.75)	1.50
12/31/2020	6	0	0.00	13.722057	31.14	1.50
12/31/2019	—	—	0.00	10.464032	19.29	1.50
12/31/2018+	—	—	0.00	8.771860	(7.31)‡	1.50
JNL/Harris Oakmark Global Equity Fund - Class A
12/31/2021	—	—	0.00	13.230943	16.10	1.50
12/31/2020	—	—	0.00	11.396321	9.59	1.50
12/31/2019	179	17	1.56	10.398722	25.74	1.50
12/31/2018	151	18	0.67	8.269941	(22.40)	1.50
12/31/2017+	195	18	0.00	10.656961	1.70 ‡	1.50
JNL/Heitman U.S. Focused Real Estate Fund - Class A
12/31/2021	30	2	0.94	15.447613	41.99	1.50
12/31/2020	20	2	1.80	10.879534	(5.56)	1.50
12/31/2019	8	1	0.00	11.520653	23.40	1.50
12/31/2018+	—	—	0.00	9.336128	(6.64)‡	1.50

+

The mutual fund's shares, as applicable, became available as follows for investment by the Investment Division: JNL/GQG Emerging Markets Equity Fund - Class A - August 13, 2018; JNL/Harris Oakmark Global Equity Fund - Class A - September 25, 2017; JNL/Heitman U.S. Focused Real Estate Fund - Class A - August 13, 2018.

*

These amounts represent the dividends, excluding distributions of capital gains, received by the Investment Division from the underlying Fund for the period indicated divided by the average net assets for the period indicated. In some instances, the investment income ratio may be rounded to 0.00% even though the Investment Division received dividend income from the Underlying Fund. The investment income ratio for Investment Divisions initially funded during the period presented have not been annualized.

§

For an Investment Division where no contract owner allocated net premiums during the period, the unit value represents the amount at which a contract owner could contribute to that Investment Division as of the respective period end.

†

Total return for period indicated, includes changes in the value of the underlying Fund, and reflects deductions for all items included in the expense ratio. The total return does not include any expense assessed through the redemption of units, inclusion of these expenses in the calculation would result in a reduction in the total return presented. Total return for current Investment Divisions with no activity during the year is calculated based on the total return of the Fund less expenses that are charged directly to that Investment Division of the Separate Account. See Note 3 in the Notes to Financial Statements for additional detail on expenses. Total return for current Investment Divisions with activity for a portion of the year is calculated based on the total return of the underlying Fund for the year less expenses that are charged directly to that Investment Division of the Separate Account. Total return is not annualized if the Investment Division was initially added and funded or if the Investment Division was closed during the year.

^

Annualized contract expense of Investment Divisions of the Separate Account, consist primarily of mortality and expense charges, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying Funds are excluded. If no contract owner elected to allocate net premiums to a specific Investment Division for the full period, the expense ratio or range of expense ratios represents the contractual expense ratio or range of expense ratios.

¥	Some investments have a net asset and ending units outstanding balance of less than one thousand due to rounding it is displayed as a zero.
‡

Total return is calculated from the effective date through the end of the reporting period and is not annualized. The effective date is the date when the optional benefit in the variable account was elected by a contract owner.

See Notes to the Financial Statements.

59

Jackson National Separate Account III
Financial Highlights
December 31, 2021
	Investment Division Data			Expense Ratio
	Net Assets	Units Outstanding	Investment Income	Unit	Total	Ratio of
Year ended	(in thousands)($)¥	(in thousands)¥	Ratio(%)*	Value($)§	Return(%)†	Expenses(%)^
JNL/Invesco Diversified Dividend Fund - Class A
12/31/2021	111	8	0.00	13.284784	16.89	1.50
12/31/2020	9	1	0.00	11.365679	(0.89)	1.50
12/31/2019	9	1	3.27	11.467746	22.00	1.50
12/31/2018	—	—	0.00	9.399797	(8.65)	1.50
12/31/2017+	—	—	0.00	10.289748	2.90 ‡	1.50
JNL/Invesco Global Growth Fund - Class A
12/31/2021	1,811	44	0.00	41.591849	13.65	1.50
12/31/2020	1,769	48	0.00	36.595099	26.26	1.50
12/31/2019	1,491	51	0.60	28.983909	29.33	1.50
12/31/2018	1,394	62	0.61	22.411077	(14.51)	1.50
12/31/2017	1,858	71	0.76	26.214713	34.13	1.50
JNL/Invesco International Growth Fund - Class A
12/31/2021	242	12	1.10	20.599700	4.61	1.50
12/31/2020	279	14	1.76	19.691085	12.09	1.50
12/31/2019	344	20	1.70	17.567552	26.24	1.50
12/31/2018	304	22	1.86	13.916117	(16.35)	1.50
12/31/2017	432	26	1.46	16.636100	21.37	1.50
JNL/Invesco Small Cap Growth Fund - Class A
12/31/2021	912	16	0.00	57.542346	5.67	1.50
12/31/2020	975	18	0.00	54.453851	54.18	1.50
12/31/2019	390	11	0.00	35.318694	22.56	1.50
12/31/2018	337	12	0.00	28.818369	(10.47)	1.50
12/31/2017	459	14	0.00	32.190041	23.11	1.50
JNL/JPMorgan Global Allocation Fund - Class A
12/31/2021	168	12	0.00	14.179635	7.27	1.50
12/31/2020	165	13	0.00	13.219110	10.04	1.50
12/31/2019+	—	—	0.00	12.013089	4.81 ‡	1.50
JNL/JPMorgan Hedged Equity Fund - Class A
12/31/2021	—	—	0.00	13.187641	10.18	1.50
12/31/2020	—	—	0.00	11.969276	12.61	1.50
12/31/2019	—	—	0.00	10.628730	11.31	1.50
12/31/2018+	—	—	0.00	9.548470	(4.52)‡	1.50
JNL/JPMorgan MidCap Growth Fund - Class A
12/31/2021	513	9	0.00	58.143383	9.38	1.50
12/31/2020	609	11	0.00	53.159003	45.77	1.50
12/31/2019	284	8	0.00	36.468706	37.83	1.50
12/31/2018	206	8	0.00	26.458662	(6.42)	1.50
12/31/2017	244	9	0.00	28.273096	27.48	1.50

+

The mutual fund's shares, as applicable, became available as follows for investment by the Investment Division: JNL/Invesco Diversified Dividend Fund - Class A - September 25, 2017; JNL/JPMorgan Global Allocation Fund - Class A - June 24, 2019; JNL/JPMorgan Hedged Equity Fund - Class A - August 13, 2018.

*

These amounts represent the dividends, excluding distributions of capital gains, received by the Investment Division from the underlying Fund for the period indicated divided by the average net assets for the period indicated. In some instances, the investment income ratio may be rounded to 0.00% even though the Investment Division received dividend income from the Underlying Fund. The investment income ratio for Investment Divisions initially funded during the period presented have not been annualized.

§

For an Investment Division where no contract owner allocated net premiums during the period, the unit value represents the amount at which a contract owner could contribute to that Investment Division as of the respective period end.

†

Total return for period indicated, includes changes in the value of the underlying Fund, and reflects deductions for all items included in the expense ratio. The total return does not include any expense assessed through the redemption of units, inclusion of these expenses in the calculation would result in a reduction in the total return presented. Total return for current Investment Divisions with no activity during the year is calculated based on the total return of the Fund less expenses that are charged directly to that Investment Division of the Separate Account. See Note 3 in the Notes to Financial Statements for additional detail on expenses. Total return for current Investment Divisions with activity for a portion of the year is calculated based on the total return of the underlying Fund for the year less expenses that are charged directly to that Investment Division of the Separate Account. Total return is not annualized if the Investment Division was initially added and funded or if the Investment Division was closed during the year.

^

Annualized contract expense of Investment Divisions of the Separate Account, consist primarily of mortality and expense charges, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying Funds are excluded. If no contract owner elected to allocate net premiums to a specific Investment Division for the full period, the expense ratio or range of expense ratios represents the contractual expense ratio or range of expense ratios.

¥	Some investments have a net asset and ending units outstanding balance of less than one thousand due to rounding it is displayed as a zero.
‡

Total return is calculated from the effective date through the end of the reporting period and is not annualized. The effective date is the date when the optional benefit in the variable account was elected by a contract owner.

See Notes to the Financial Statements.

60

Jackson National Separate Account III
Financial Highlights
December 31, 2021
	Investment Division Data			Expense Ratio
	Net Assets	Units Outstanding	Investment Income	Unit	Total	Ratio of
Year ended	(in thousands)($)¥	(in thousands)¥	Ratio(%)*	Value($)§	Return(%)†	Expenses(%)^
JNL/JPMorgan U.S. Government & Quality Bond Fund - Class A
12/31/2021	85	6	0.00	14.464290	(3.60)	1.50
12/31/2020	116	8	0.00	15.004575	5.36	1.50
12/31/2019	82	6	0.00	14.241193	4.87	1.50
12/31/2018	82	6	3.19	13.579613	(1.05)	1.50
12/31/2017	86	6	2.37	13.724304	0.99	1.50
JNL/JPMorgan U.S. Value Fund - Class A
12/31/2021	881	49	0.00	17.842516	25.47	1.50
12/31/2020	880	62	0.00	14.220795	(5.22)	1.50
12/31/2019	490	33	0.00	15.003483	21.14	1.50
12/31/2018	422	34	1.16	12.385289	(10.39)	1.50
12/31/2017	491	36	3.00	13.820879	6.50	1.50
JNL/Lazard International Strategic Equity Fund - Class A
12/31/2021	4	0	0.38	16.803565	4.84	1.50
12/31/2020	4	0	1.61	16.028171	11.35	1.50
12/31/2019	—	—	0.00	14.394994	20.10	1.50
12/31/2018+	—	—	0.00	11.985808	(10.50)‡	1.50
JNL/Loomis Sayles Global Growth Fund - Class A
12/31/2021	421	27	0.00	15.646105	4.04	1.50
12/31/2020+	412	27	0.31	15.038681	44.89 ‡	1.50
JNL/Lord Abbett Short Duration Income Fund - Class A
12/31/2021	20	2	0.25	10.223735	(1.17)	1.50
12/31/2020+	19	2	0.00	10.344328	3.44 ‡	1.50
JNL/Mellon Bond Index Fund - Class A
12/31/2021	188	13	0.00	13.966193	(3.63)	1.50
12/31/2020	190	13	0.00	14.491577	5.45	1.50
12/31/2019	180	13	2.22	13.742041	6.32	1.50
12/31/2018	187	14	2.09	12.924630	(2.06)	1.50
12/31/2017	202	15	1.72	13.196776	1.49	1.50
JNL/Mellon Communication Services Sector Fund - Class A
12/31/2021	0	0	0.00	43.071797	13.91	1.50
12/31/2020	0	0	0.00	37.810886	23.39	1.50
12/31/2019	10	0	0.00	30.642169	24.52	1.50
12/31/2018	8	0	0.00	24.608591	(7.22)	1.50
12/31/2017	—	—	0.00	26.522913	2.00	1.50

+

The mutual fund's shares, as applicable, became available as follows for investment by the Investment Division: JNL/Lazard International Strategic Equity Fund - Class A - August 13, 2018; JNL/Loomis Sayles Global Growth Fund - Class A - April 27, 2020; JNL/Lord Abbett Short Duration Income Fund - Class A - April 27, 2020.

*

These amounts represent the dividends, excluding distributions of capital gains, received by the Investment Division from the underlying Fund for the period indicated divided by the average net assets for the period indicated. In some instances, the investment income ratio may be rounded to 0.00% even though the Investment Division received dividend income from the Underlying Fund. The investment income ratio for Investment Divisions initially funded during the period presented have not been annualized.

§

For an Investment Division where no contract owner allocated net premiums during the period, the unit value represents the amount at which a contract owner could contribute to that Investment Division as of the respective period end.

†

Total return for period indicated, includes changes in the value of the underlying Fund, and reflects deductions for all items included in the expense ratio. The total return does not include any expense assessed through the redemption of units, inclusion of these expenses in the calculation would result in a reduction in the total return presented. Total return for current Investment Divisions with no activity during the year is calculated based on the total return of the Fund less expenses that are charged directly to that Investment Division of the Separate Account. See Note 3 in the Notes to Financial Statements for additional detail on expenses. Total return for current Investment Divisions with activity for a portion of the year is calculated based on the total return of the underlying Fund for the year less expenses that are charged directly to that Investment Division of the Separate Account. Total return is not annualized if the Investment Division was initially added and funded or if the Investment Division was closed during the year.

^

Annualized contract expense of Investment Divisions of the Separate Account, consist primarily of mortality and expense charges, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying Funds are excluded. If no contract owner elected to allocate net premiums to a specific Investment Division for the full period, the expense ratio or range of expense ratios represents the contractual expense ratio or range of expense ratios.

¥	Some investments have a net asset and ending units outstanding balance of less than one thousand due to rounding it is displayed as a zero.
‡

Total return is calculated from the effective date through the end of the reporting period and is not annualized. The effective date is the date when the optional benefit in the variable account was elected by a contract owner.

See Notes to the Financial Statements.

61

Jackson National Separate Account III
Financial Highlights
December 31, 2021
	Investment Division Data			Expense Ratio
	Net Assets	Units Outstanding	Investment Income	Unit	Total	Ratio of
Year ended	(in thousands)($)¥	(in thousands)¥	Ratio(%)*	Value($)§	Return(%)†	Expenses(%)^
JNL/Mellon Consumer Discretionary Sector Fund - Class A
12/31/2021	329	5	0.00	62.478422	20.72	1.50
12/31/2020	211	4	0.00	51.756682	44.82	1.50
12/31/2019	158	4	0.00	35.737691	24.99	1.50
12/31/2018	122	4	0.68	28.592104	(2.70)	1.50
12/31/2017	113	4	1.43	29.386434	20.29	1.50
JNL/Mellon Consumer Staples Sector Fund - Class A
12/31/2021	15	1	0.00	14.670413	14.55	1.50
12/31/2020	13	1	0.00	12.806828	8.78	1.50
12/31/2019	10	1	0.00	11.772901	24.21	1.50
12/31/2018	7	1	0.00	9.478299	(10.32)	1.50
12/31/2017+	—	—	0.00	10.568659	5.69 ‡	1.50
JNL/Mellon Dow Index Fund - Class A
12/31/2021	82	3	0.00	30.870502	18.37	1.50
12/31/2020	72	3	0.00	26.079224	7.33	1.50
12/31/2019	231	10	0.00	24.297265	22.63	1.50
12/31/2018+	19	1	0.00	19.813646	(5.45)‡	1.50
JNL/Mellon Emerging Markets Index Fund - Class A
12/31/2021	14	1	0.00	12.104963	(4.94)	1.50
12/31/2020	18	1	3.03	12.734135	15.36	1.50
12/31/2019	22	2	1.66	11.038687	16.14	1.50
12/31/2018	31	3	3.09	9.504869	(16.51)	1.50
12/31/2017	47	4	0.89	11.384290	34.09	1.50
JNL/Mellon Energy Sector Fund - Class A
12/31/2021	407	19	0.00	21.666344	52.39	1.50
12/31/2020	114	8	0.00	14.218014	(34.72)	1.50
12/31/2019	371	17	0.00	21.778721	7.03	1.50
12/31/2018	385	19	2.75	20.348815	(21.62)	1.50
12/31/2017	589	23	2.14	25.962818	(4.38)	1.50
JNL/Mellon Equity Income Fund - Class A
12/31/2021	26	1	0.00	32.900982	30.79	1.50
12/31/2020	—	—	0.00	25.155491	0.92	1.50
12/31/2019	—	—	0.00	24.925422	26.69	1.50
12/31/2018	0	0	0.90	19.675112	(11.06)	1.50
12/31/2017+	0	0	0.00	22.122624	7.94 ‡	1.50
JNL/Mellon Financial Sector Fund - Class A
12/31/2021	169	8	0.00	21.115256	27.41	1.50
12/31/2020	43	3	0.00	16.572150	(4.16)	1.50
12/31/2019	41	2	0.00	17.292152	29.12	1.50
12/31/2018	43	3	0.66	13.391883	(15.16)	1.50
12/31/2017	121	8	0.94	15.784634	17.55	1.50

+

The mutual fund's shares, as applicable, became available as follows for investment by the Investment Division: JNL/Mellon Consumer Staples Sector Fund - Class A - September 25, 2017; JNL/Mellon Dow Index Fund - Class A - August 13, 2018; JNL/Mellon Equity Income Fund - Class A - September 25, 2017.

*

These amounts represent the dividends, excluding distributions of capital gains, received by the Investment Division from the underlying Fund for the period indicated divided by the average net assets for the period indicated. In some instances, the investment income ratio may be rounded to 0.00% even though the Investment Division received dividend income from the Underlying Fund. The investment income ratio for Investment Divisions initially funded during the period presented have not been annualized.

§

For an Investment Division where no contract owner allocated net premiums during the period, the unit value represents the amount at which a contract owner could contribute to that Investment Division as of the respective period end.

†

Total return for period indicated, includes changes in the value of the underlying Fund, and reflects deductions for all items included in the expense ratio. The total return does not include any expense assessed through the redemption of units, inclusion of these expenses in the calculation would result in a reduction in the total return presented. Total return for current Investment Divisions with no activity during the year is calculated based on the total return of the Fund less expenses that are charged directly to that Investment Division of the Separate Account. See Note 3 in the Notes to Financial Statements for additional detail on expenses. Total return for current Investment Divisions with activity for a portion of the year is calculated based on the total return of the underlying Fund for the year less expenses that are charged directly to that Investment Division of the Separate Account. Total return is not annualized if the Investment Division was initially added and funded or if the Investment Division was closed during the year.

^

Annualized contract expense of Investment Divisions of the Separate Account, consist primarily of mortality and expense charges, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying Funds are excluded. If no contract owner elected to allocate net premiums to a specific Investment Division for the full period, the expense ratio or range of expense ratios represents the contractual expense ratio or range of expense ratios.

¥	Some investments have a net asset and ending units outstanding balance of less than one thousand due to rounding it is displayed as a zero.
‡

Total return is calculated from the effective date through the end of the reporting period and is not annualized. The effective date is the date when the optional benefit in the variable account was elected by a contract owner.

See Notes to the Financial Statements.

62

Jackson National Separate Account III
Financial Highlights
December 31, 2021
	Investment Division Data			Expense Ratio
	Net Assets	Units Outstanding	Investment Income	Unit	Total	Ratio of
Year ended	(in thousands)($)¥	(in thousands)¥	Ratio(%)*	Value($)§	Return(%)†	Expenses(%)^
JNL/Mellon Healthcare Sector Fund - Class A
12/31/2021	314	6	0.00	50.228368	18.41	1.50
12/31/2020	211	5	0.00	42.419689	15.77	1.50
12/31/2019	259	7	0.00	36.641357	19.57	1.50
12/31/2018	235	8	0.96	30.643440	3.38	1.50
12/31/2017	293	10	0.87	29.641247	20.81	1.50
JNL/Mellon Industrials Sector Fund - Class A
12/31/2021	12	1	0.00	15.289836	19.12	1.50
12/31/2020	15	1	0.00	12.835676	11.87	1.50
12/31/2019	—	—	0.00	11.473400	28.08	1.50
12/31/2018	—	—	0.00	8.958332	(15.71)	1.50
12/31/2017+	—	—	0.00	10.628428	6.28 ‡	1.50
JNL/Mellon Information Technology Sector Fund - Class A
12/31/2021	705	9	0.00	80.133298	31.23	1.50
12/31/2020	579	10	0.00	61.065301	42.96	1.50
12/31/2019	360	8	0.00	42.714567	45.79	1.50
12/31/2018	280	10	0.40	29.298619	(2.24)	1.50
12/31/2017	302	10	0.61	29.970778	34.29	1.50
JNL/Mellon International Index Fund - Class A
12/31/2021	245	12	0.00	20.525084	8.83	1.50
12/31/2020	182	10	3.65	18.860450	6.10	1.50
12/31/2019	173	10	2.74	17.776896	19.40	1.50
12/31/2018	198	13	3.07	14.888240	(15.20)	1.50
12/31/2017	278	16	2.90	17.557312	23.18	1.50
JNL/Mellon Materials Sector Fund - Class A
12/31/2021	141	9	0.00	15.270842	26.48	1.50
12/31/2020	5	0	0.00	12.073789	17.07	1.50
12/31/2019	—	—	0.00	10.313451	20.96	1.50
12/31/2018	—	—	0.00	8.526558	(19.85)	1.50
12/31/2017+	—	—	0.00	10.638380	6.38 ‡	1.50
JNL/Mellon MSCI KLD 400 Social Index Fund - Class A
12/31/2021	—	—	0.00	20.739714	28.68	1.50
12/31/2020	—	—	0.00	16.117165	18.73	1.50
12/31/2019	—	—	0.00	13.574897	28.76	1.50
12/31/2018	—	—	0.00	10.542392	(5.74)	1.50
12/31/2017+	—	—	0.00	11.183989	11.84 ‡	1.50
JNL/Mellon Nasdaq 100 Index Fund - Class A
12/31/2021	550	9	0.00	58.519677	24.81	1.50
12/31/2020	745	16	0.00	46.887278	45.76	1.50
12/31/2019	406	13	0.00	32.167201	36.50	1.50
12/31/2018	169	7	0.19	23.566194	(2.13)	1.50
12/31/2017	243	10	0.26	24.078067	30.13	1.50

+

The mutual fund's shares, as applicable, became available as follows for investment by the Investment Division: JNL/Mellon Industrials Sector Fund - Class A - September 25, 2017; JNL/Mellon Materials Sector Fund - Class A - September 25, 2017; JNL/Mellon MSCI KLD 400 Social Index Fund - Class A - April 24, 2017.

*

These amounts represent the dividends, excluding distributions of capital gains, received by the Investment Division from the underlying Fund for the period indicated divided by the average net assets for the period indicated. In some instances, the investment income ratio may be rounded to 0.00% even though the Investment Division received dividend income from the Underlying Fund. The investment income ratio for Investment Divisions initially funded during the period presented have not been annualized.

§

For an Investment Division where no contract owner allocated net premiums during the period, the unit value represents the amount at which a contract owner could contribute to that Investment Division as of the respective period end.

†

Total return for period indicated, includes changes in the value of the underlying Fund, and reflects deductions for all items included in the expense ratio. The total return does not include any expense assessed through the redemption of units, inclusion of these expenses in the calculation would result in a reduction in the total return presented. Total return for current Investment Divisions with no activity during the year is calculated based on the total return of the Fund less expenses that are charged directly to that Investment Division of the Separate Account. See Note 3 in the Notes to Financial Statements for additional detail on expenses. Total return for current Investment Divisions with activity for a portion of the year is calculated based on the total return of the underlying Fund for the year less expenses that are charged directly to that Investment Division of the Separate Account. Total return is not annualized if the Investment Division was initially added and funded or if the Investment Division was closed during the year.

^

Annualized contract expense of Investment Divisions of the Separate Account, consist primarily of mortality and expense charges, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying Funds are excluded. If no contract owner elected to allocate net premiums to a specific Investment Division for the full period, the expense ratio or range of expense ratios represents the contractual expense ratio or range of expense ratios.

¥	Some investments have a net asset and ending units outstanding balance of less than one thousand due to rounding it is displayed as a zero.
‡

Total return is calculated from the effective date through the end of the reporting period and is not annualized. The effective date is the date when the optional benefit in the variable account was elected by a contract owner.

See Notes to the Financial Statements.

63

Jackson National Separate Account III
Financial Highlights
December 31, 2021
	Investment Division Data			Expense Ratio
	Net Assets	Units Outstanding	Investment Income	Unit	Total	Ratio of
Year ended	(in thousands)($)¥	(in thousands)¥	Ratio(%)*	Value($)§	Return(%)†	Expenses(%)^
JNL/Mellon Real Estate Sector Fund - Class A
12/31/2021	7	0	0.00	15.276879	36.69	1.50
12/31/2020	0	0	0.00	11.176133	(6.73)	1.50
12/31/2019	17	1	0.00	11.982821	26.03	1.50
12/31/2018	—	—	0.00	9.507755	(6.70)	1.50
12/31/2017+	—	—	0.00	10.190138	1.90 ‡	1.50
JNL/Mellon S&P 400 MidCap Index Fund - Class A
12/31/2021	307	7	0.00	43.948193	22.29	1.50
12/31/2020	282	8	0.00	35.938946	11.31	1.50
12/31/2019	258	8	0.00	32.288102	23.71	1.50
12/31/2018	277	11	0.76	26.099401	(12.92)	1.50
12/31/2017	409	14	0.86	29.972468	13.95	1.50
JNL/Mellon S&P 500 Index Fund - Class A
12/31/2021	3,048	71	0.00	42.675575	26.18	1.50
12/31/2020	2,823	83	0.00	33.820431	16.03	1.50
12/31/2019	3,757	129	1.52	29.148090	28.89	1.50
12/31/2018	1,469	65	0.92	22.615320	(6.30)	1.50
12/31/2017	2,888	120	1.29	24.136145	19.36	1.50
JNL/Mellon Small Cap Index Fund - Class A
12/31/2021	788	21	0.00	38.027404	24.24	1.50
12/31/2020	770	25	0.00	30.607181	9.16	1.50
12/31/2019	740	26	0.00	28.038907	20.41	1.50
12/31/2018	701	30	0.80	23.286280	(10.28)	1.50
12/31/2017	906	35	0.83	25.955718	11.16	1.50
JNL/Mellon U.S. Stock Market Index Fund - Class A
12/31/2021	413	22	0.00	18.555681	23.48	1.50
12/31/2020	—	—	0.00	15.026994	18.39	1.50
12/31/2019	269	21	0.00	12.692423	28.20	1.50
12/31/2018	0	0	0.00	9.900298	(7.20)	1.50
12/31/2017+	52	5	0.00	10.668274	6.90 ‡	1.50
JNL/Mellon Utilities Sector Fund - Class A
12/31/2021	150	8	0.00	19.541198	15.03	1.50
12/31/2020	40	2	0.00	16.987589	(2.53)	1.50
12/31/2019	14	1	0.83	17.427769	22.35	1.50
12/31/2018+	—	—	0.00	14.244266	0.30 ‡	1.50
JNL/Mellon World Index Fund - Class A
12/31/2021	70	2	1.23	33.094059	19.37	1.50
12/31/2020	60	2	2.04	27.723975	13.89	1.50
12/31/2019	44	2	1.86	24.342372	25.37	1.50
12/31/2018	—	—	0.00	19.416088	(10.20)	1.50
12/31/2017+	—	—	0.00	21.621719	14.50 ‡	1.50

+

The mutual fund's shares, as applicable, became available as follows for investment by the Investment Division: JNL/Mellon Real Estate Sector Fund - Class A - September 25, 2017; JNL/Mellon U.S. Stock Market Index Fund - Class A - September 25, 2017; JNL/Mellon Utilities Sector Fund - Class A - August 13, 2018; JNL/Mellon World Index Fund - Class A - September 25, 2017.

*

These amounts represent the dividends, excluding distributions of capital gains, received by the Investment Division from the underlying Fund for the period indicated divided by the average net assets for the period indicated. In some instances, the investment income ratio may be rounded to 0.00% even though the Investment Division received dividend income from the Underlying Fund. The investment income ratio for Investment Divisions initially funded during the period presented have not been annualized.

§

For an Investment Division where no contract owner allocated net premiums during the period, the unit value represents the amount at which a contract owner could contribute to that Investment Division as of the respective period end.

†

Total return for period indicated, includes changes in the value of the underlying Fund, and reflects deductions for all items included in the expense ratio. The total return does not include any expense assessed through the redemption of units, inclusion of these expenses in the calculation would result in a reduction in the total return presented. Total return for current Investment Divisions with no activity during the year is calculated based on the total return of the Fund less expenses that are charged directly to that Investment Division of the Separate Account. See Note 3 in the Notes to Financial Statements for additional detail on expenses. Total return for current Investment Divisions with activity for a portion of the year is calculated based on the total return of the underlying Fund for the year less expenses that are charged directly to that Investment Division of the Separate Account. Total return is not annualized if the Investment Division was initially added and funded or if the Investment Division was closed during the year.

^

Annualized contract expense of Investment Divisions of the Separate Account, consist primarily of mortality and expense charges, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying Funds are excluded. If no contract owner elected to allocate net premiums to a specific Investment Division for the full period, the expense ratio or range of expense ratios represents the contractual expense ratio or range of expense ratios.

¥	Some investments have a net asset and ending units outstanding balance of less than one thousand due to rounding it is displayed as a zero.
‡

Total return is calculated from the effective date through the end of the reporting period and is not annualized. The effective date is the date when the optional benefit in the variable account was elected by a contract owner.

See Notes to the Financial Statements.

64

Jackson National Separate Account III
Financial Highlights
December 31, 2021
	Investment Division Data			Expense Ratio
	Net Assets	Units Outstanding	Investment Income	Unit	Total	Ratio of
Year ended	(in thousands)($)¥	(in thousands)¥	Ratio(%)*	Value($)§	Return(%)†	Expenses(%)^
JNL/MFS Mid Cap Value Fund - Class A
12/31/2021	755	24	0.00	31.497557	28.59	1.50
12/31/2020	682	28	0.00	24.494608	2.32	1.50
12/31/2019	701	29	0.00	23.938502	28.94	1.50
12/31/2018	566	30	0.99	18.566232	(13.00)	1.50
12/31/2017	92	4	1.46	21.339804	11.34	1.50
JNL/Morningstar Wide Moat Index Fund - Class A
12/31/2021	7	0	2.42	16.798979	22.05	1.50
12/31/2020	—	—	0.00	13.764086	12.47	1.50
12/31/2019	10	1	2.24	12.237887	32.63	1.50
12/31/2018+	10	1	0.00	9.226764	(7.73)‡	1.50
JNL/Neuberger Berman Strategic Income Fund - Class A
12/31/2021	433	35	0.00	12.492419	1.13	1.50
12/31/2020	467	38	0.00	12.353433	5.42	1.50
12/31/2019	484	41	2.58	11.718684	7.72	1.50
12/31/2018	457	42	2.92	10.878365	(3.99)	1.50
12/31/2017	238	21	2.78	11.331003	5.19	1.50
JNL/PIMCO Income Fund - Class A
12/31/2021	95	9	0.00	10.889106	0.48	1.50
12/31/2020	27	3	0.00	10.837532	3.38	1.50
12/31/2019	22	2	2.82	10.482913	6.22	1.50
12/31/2018	—	—	0.00	9.869296	(1.61)	1.50
12/31/2017+	—	—	0.00	10.030766	0.31 ‡	1.50
JNL/PIMCO Investment Grade Credit Bond Fund - Class A
12/31/2021	107	8	0.00	14.040605	(3.09)	1.50
12/31/2020	75	5	0.00	14.488027	8.88	1.50
12/31/2019	65	5	2.50	13.306821	12.77	1.50
12/31/2018	11	1	2.96	11.800085	(4.02)	1.50
12/31/2017	12	1	1.33	12.293710	5.38	1.50
JNL/PIMCO Real Return Fund - Class A
12/31/2021	94	6	0.00	16.021360	3.83	1.50
12/31/2020	228	15	0.00	15.430486	9.80	1.50
12/31/2019	258	18	0.00	14.053013	6.77	1.50
12/31/2018	361	27	0.69	13.162260	(3.69)	1.50
12/31/2017	374	27	0.00	13.667032	1.58	1.50
JNL/PPM America Floating Rate Income Fund - Class A
12/31/2021	91	7	0.00	12.001458	2.19	1.50
12/31/2020	86	7	0.00	11.744678	(1.04)	1.50
12/31/2019	117	10	0.00	11.867938	6.60	1.50
12/31/2018	125	11	2.56	11.133295	(2.50)	1.50
12/31/2017	151	13	3.10	11.419166	1.40	1.50

+

The mutual fund's shares, as applicable, became available as follows for investment by the Investment Division: JNL/Morningstar Wide Moat Index Fund - Class A - August 13, 2018; JNL/PIMCO Income Fund - Class A - September 25, 2017.

*

These amounts represent the dividends, excluding distributions of capital gains, received by the Investment Division from the underlying Fund for the period indicated divided by the average net assets for the period indicated. In some instances, the investment income ratio may be rounded to 0.00% even though the Investment Division received dividend income from the Underlying Fund. The investment income ratio for Investment Divisions initially funded during the period presented have not been annualized.

§

For an Investment Division where no contract owner allocated net premiums during the period, the unit value represents the amount at which a contract owner could contribute to that Investment Division as of the respective period end.

†

Total return for period indicated, includes changes in the value of the underlying Fund, and reflects deductions for all items included in the expense ratio. The total return does not include any expense assessed through the redemption of units, inclusion of these expenses in the calculation would result in a reduction in the total return presented. Total return for current Investment Divisions with no activity during the year is calculated based on the total return of the Fund less expenses that are charged directly to that Investment Division of the Separate Account. See Note 3 in the Notes to Financial Statements for additional detail on expenses. Total return for current Investment Divisions with activity for a portion of the year is calculated based on the total return of the underlying Fund for the year less expenses that are charged directly to that Investment Division of the Separate Account. Total return is not annualized if the Investment Division was initially added and funded or if the Investment Division was closed during the year.

^

Annualized contract expense of Investment Divisions of the Separate Account, consist primarily of mortality and expense charges, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying Funds are excluded. If no contract owner elected to allocate net premiums to a specific Investment Division for the full period, the expense ratio or range of expense ratios represents the contractual expense ratio or range of expense ratios.

¥	Some investments have a net asset and ending units outstanding balance of less than one thousand due to rounding it is displayed as a zero.
‡

Total return is calculated from the effective date through the end of the reporting period and is not annualized. The effective date is the date when the optional benefit in the variable account was elected by a contract owner.

See Notes to the Financial Statements.

65

Jackson National Separate Account III
Financial Highlights
December 31, 2021
	Investment Division Data			Expense Ratio
	Net Assets	Units Outstanding	Investment Income	Unit	Total	Ratio of
Year ended	(in thousands)($)¥	(in thousands)¥	Ratio(%)*	Value($)§	Return(%)†	Expenses(%)^
JNL/PPM America High Yield Bond Fund - Class A
12/31/2021	467	19	0.00	24.332208	4.18	1.50
12/31/2020	538	23	0.00	23.357042	3.54	1.50
12/31/2019	615	27	0.00	22.557815	12.89	1.50
12/31/2018	619	31	5.70	19.982333	(6.72)	1.50
12/31/2017	832	39	6.13	21.421971	5.89	1.50
JNL/PPM America Total Return Fund - Class A
12/31/2021	—	-—	0.00	20.169194	(2.62)	1.50
12/31/2020	4	0	0.00	20.712104	8.22	1.50
12/31/2019	3	0	0.00	19.139063	8.43	1.50
12/31/2018	3	0	0.75	17.651421	(2.71)	1.50
12/31/2017	12	1	0.53	18.143601	2.59 ‡	1.50
JNL/RAFI Fundamental U.S. Small Cap Fund - Class A
12/31/2021	66	3	0.00	22.439792	28.30	1.50
12/31/2020	56	3	0.00	17.490016	7.00	1.50
12/31/2019+	182	11	1.27	16.345704	11.92	1.50
12/31/2018	202	14	1.90	14.604828	(24.11)	1.50
12/31/2017	255	13	0.65	19.244845	(3.67)	1.50
JNL/RAFI Multi-Factor U.S. Equity Fund - Class A
12/31/2021	1,652	54	0.00	30.688860	24.50	1.50
12/31/2020	1,438	58	0.00	24.648787	8.31	1.50
12/31/2019+	1,517	67	2.66	22.756799	17.76	1.50
12/31/2018	1,540	80	2.16	19.325512	(11.08)	1.50
12/31/2017	2,194	101	2.08	21.734231	15.20	1.50
JNL/T. Rowe Price Balanced Fund - Class A
12/31/2021	—	—	0.00	15.310556	11.05	1.50
12/31/2020+	—	—	0.00	13.786922	25.18 ‡	1.50
JNL/T. Rowe Price Capital Appreciation Fund - Class A
12/31/2021	552	24	0.00	23.203945	16.14	1.50
12/31/2020	494	25	0.00	19.979462	15.73	1.50
12/31/2019	139	8	0.00	17.263768	22.22	1.50
12/31/2018	53	4	0.48	14.125557	(1.10)	1.50
12/31/2017+	56	4	1.09	14.282861	7.57 ‡	1.50
JNL/T. Rowe Price Established Growth Fund - Class A
12/31/2021	2,086	36	0.00	58.095951	12.73	1.50
12/31/2020	2,099	40	0.00	51.535273	35.05	1.50
12/31/2019	1,582	41	0.00	38.161534	29.18	1.50
12/31/2018	1,349	46	0.07	29.541474	(2.90)	1.50
12/31/2017	1,674	55	0.06	30.422470	31.64	1.50

+

On June 24, 2019, JNL/RAFI Fundamental U.S. Small Cap Fund and JNL/RAFI Multi-Factor U.S. Equity Fund completed the acquisition of JNL/MC S&P SMid 60 Fund and JNL/MC JNL 5 Fund, respectively, each a separate series in JNL Variable Fund LLC. JNL/MC S&P SMid 60 Fund and JNL/MC JNL 5 Fund, respectively, are considered the accounting survivors for financial reporting purposes, and as a result, the Financial Highlights reflects activity of the funds formerly in JNL Variable Fund LLC for periods prior to June 24, 2019. The mutual fund's shares, as applicable, became available as follows for investment by the Investment Division: JNL/T. Rowe Price Balanced Fund - Class A - April 27, 2020; JNL/T. Rowe Price Capital Appreciation Fund - Class A - April 24, 2017.

*

These amounts represent the dividends, excluding distributions of capital gains, received by the Investment Division from the underlying Fund for the period indicated divided by the average net assets for the period indicated. In some instances, the investment income ratio may be rounded to 0.00% even though the Investment Division received dividend income from the Underlying Fund. The investment income ratio for Investment Divisions initially funded during the period presented have not been annualized.

§

For an Investment Division where no contract owner allocated net premiums during the period, the unit value represents the amount at which a contract owner could contribute to that Investment Division as of the respective period end.

†

Total return for period indicated, includes changes in the value of the underlying Fund, and reflects deductions for all items included in the expense ratio. The total return does not include any expense assessed through the redemption of units, inclusion of these expenses in the calculation would result in a reduction in the total return presented. Total return for current Investment Divisions with no activity during the year is calculated based on the total return of the Fund less expenses that are charged directly to that Investment Division of the Separate Account. See Note 3 in the Notes to Financial Statements for additional detail on expenses. Total return for current Investment Divisions with activity for a portion of the year is calculated based on the total return of the underlying Fund for the year less expenses that are charged directly to that Investment Division of the Separate Account. Total return is not annualized if the Investment Division was initially added and funded or if the Investment Division was closed during the year.

^

Annualized contract expense of Investment Divisions of the Separate Account, consist primarily of mortality and expense charges, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying Funds are excluded. If no contract owner elected to allocate net premiums to a specific Investment Division for the full period, the expense ratio or range of expense ratios represents the contractual expense ratio or range of expense ratios.

¥	Some investments have a net asset and ending units outstanding balance of less than one thousand due to rounding it is displayed as a zero.
‡

Total return is calculated from the effective date through the end of the reporting period and is not annualized. The effective date is the date when the optional benefit in the variable account was elected by a contract owner.

See Notes to the Financial Statements.

66

Jackson National Separate Account III
Financial Highlights
December 31, 2021
	Investment Division Data			Expense Ratio
	Net Assets	Units Outstanding	Investment Income	Unit	Total	Ratio of
Year ended	(in thousands)($)¥	(in thousands)¥	Ratio(%)*	Value($)§	Return(%)†	Expenses(%)^
JNL/T. Rowe Price Mid-Cap Growth Fund - Class A
12/31/2021	3,383	40	0.00	84.253531	11.23	1.50
12/31/2020	3,142	41	0.00	75.744580	21.71	1.50
12/31/2019	3,181	51	0.00	62.232658	29.52	1.50
12/31/2018	2,758	57	0.00	48.047615	(3.92)	1.50
12/31/2017	3,337	67	0.00	50.005403	22.62	1.50
JNL/T. Rowe Price Short-Term Bond Fund - Class A
12/31/2021	208	20	0.00	10.420612	(1.86)	1.50
12/31/2020	216	20	0.00	10.618281	2.39	1.50
12/31/2019	246	24	0.00	10.370856	2.54	1.50
12/31/2018	352	35	1.42	10.113552	(0.41)	1.50
12/31/2017	313	31	1.57	10.155345	(0.36)	1.50
JNL/T. Rowe Price U.S. High Yield Fund - Class A
12/31/2021	—	—	0.00	11.871763	3.26	1.50
12/31/2020	—	—	0.00	11.496530	1.91	1.50
12/31/2019	—	—	0.00	11.281274	8.56	1.50
12/31/2018	—	—	0.00	10.391804	(3.56)	1.50
12/31/2017	—	—	0.00	10.774930	3.18	1.50
JNL/T. Rowe Price Value Fund - Class A
12/31/2021	1,068	26	0.00	40.596389	27.62	1.50
12/31/2020	722	23	0.00	31.810004	8.62	1.50
12/31/2019	495	17	0.00	29.284618	24.23	1.50
12/31/2018	441	19	1.21	23.572548	(10.93)	1.50
12/31/2017	708	27	1.69	26.465436	16.94	1.50
JNL/Vanguard Growth ETF Allocation Fund - Class A
12/31/2021	118	8	0.00	14.464228	12.61	1.50
12/31/2020	—	—	0.00	12.845099	11.96	1.50
12/31/2019	—	—	0.00	11.473360	21.05	1.50
12/31/2018	—	—	0.00	9.478324	(9.29)	1.50
12/31/2017+	—	—	0.00	10.449123	4.49 ‡	1.50
JNL/Vanguard Moderate ETF Allocation Fund - Class A
12/31/2021	—	—	0.00	12.363073	4.79	1.50
12/31/2020	—	—	0.00	11.797677	8.01	1.50
12/31/2019	—	—	0.00	10.922402	14.05	1.50
12/31/2018	—	—	0.00	9.576444	(6.02)	1.50
12/31/2017+	—	—	0.00	10.190141	1.90 ‡	1.50
JNL/Vanguard Moderate Growth ETF Allocation Fund - Class A
12/31/2021	—	—	0.00	13.385499	8.72	1.50
12/31/2020	—	—	0.00	12.311859	10.00	1.50
12/31/2019	—	—	0.00	11.193053	17.60	1.50
12/31/2018	—	—	0.00	9.517578	(7.86)	1.50
12/31/2017+	—	—	0.00	10.329595	3.30 ‡	1.50

+

The mutual fund's shares, as applicable, became available as follows for investment by the Investment Division: JNL/Vanguard Growth ETF Allocation Fund - Class A - September 25, 2017; JNL/Vanguard Moderate ETF Allocation Fund - Class A - September 25, 2017; JNL/Vanguard Moderate Growth ETF Allocation Fund - Class A - September 25, 2017.

*

These amounts represent the dividends, excluding distributions of capital gains, received by the Investment Division from the underlying Fund for the period indicated divided by the average net assets for the period indicated. In some instances, the investment income ratio may be rounded to 0.00% even though the Investment Division received dividend income from the Underlying Fund. The investment income ratio for Investment Divisions initially funded during the period presented have not been annualized.

§

For an Investment Division where no contract owner allocated net premiums during the period, the unit value represents the amount at which a contract owner could contribute to that Investment Division as of the respective period end.

†

Total return for period indicated, includes changes in the value of the underlying Fund, and reflects deductions for all items included in the expense ratio. The total return does not include any expense assessed through the redemption of units, inclusion of these expenses in the calculation would result in a reduction in the total return presented. Total return for current Investment Divisions with no activity during the year is calculated based on the total return of the Fund less expenses that are charged directly to that Investment Division of the Separate Account. See Note 3 in the Notes to Financial Statements for additional detail on expenses. Total return for current Investment Divisions with activity for a portion of the year is calculated based on the total return of the underlying Fund for the year less expenses that are charged directly to that Investment Division of the Separate Account. Total return is not annualized if the Investment Division was initially added and funded or if the Investment Division was closed during the year.

^

Annualized contract expense of Investment Divisions of the Separate Account, consist primarily of mortality and expense charges, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying Funds are excluded. If no contract owner elected to allocate net premiums to a specific Investment Division for the full period, the expense ratio or range of expense ratios represents the contractual expense ratio or range of expense ratios.

¥	Some investments have a net asset and ending units outstanding balance of less than one thousand due to rounding it is displayed as a zero.
‡

Total return is calculated from the effective date through the end of the reporting period and is not annualized. The effective date is the date when the optional benefit in the variable account was elected by a contract owner.

See Notes to the Financial Statements.

67

Jackson National Separate Account III
Financial Highlights
December 31, 2021
	Investment Division Data			Expense Ratio
	Net Assets	Units Outstanding	Investment Income	Unit	Total	Ratio of
Year ended	(in thousands)($)¥	(in thousands)¥	Ratio(%)*	Value($)§	Return(%)†	Expenses(%)^
JNL/WCM Focused International Equity Fund - Class A
12/31/2021	—	—	0.00	24.758040	15.34	1.50
12/31/2020	—	—	0.00	21.465610	30.05	1.50
12/31/2019	36	2	0.00	16.506137	33.46	1.50
12/31/2018+	—	—	0.00	12.367996	(10.54)‡	1.50
JNL/Westchester Capital Event Driven Fund - Class A
12/31/2021	—	—	0.00	11.943692	1.43	1.50
12/31/2020	—	—	0.00	11.775231	4.72	1.50
12/31/2019	—	—	0.00	11.244709	10.11	1.50
12/31/2018+	—	—	0.00	10.212567	0.13 ‡	1.50
JNL/WMC Balanced Fund - Class A
12/31/2021	2,907	92	0.00	31.665364	16.91	1.50
12/31/2020	2,657	98	0.00	27.084935	6.71	1.50
12/31/2019	2,823	111	0.00	25.380803	19.65	1.50
12/31/2018	2,639	124	1.58	21.212230	(4.86)	1.50
12/31/2017	3,160	142	1.36	22.295069	10.82	1.50
JNL/WMC Equity Income Fund - Class A
12/31/2021	70	5	0.00	14.932465	23.78	1.50
12/31/2020	105	9	0.00	12.063672	1.06	1.50
12/31/2019	35	3	0.00	11.936723	21.90	1.50
12/31/2018	—	—	0.00	9.792295	(7.87)	1.50
12/31/2017+	—	—	0.00	10.628425	6.18 ‡	1.50
JNL/WMC Global Real Estate Fund - Class A
12/31/2021	208	10	0.00	20.464975	24.79	1.50
12/31/2020	167	10	0.00	16.399843	(13.44)	1.50
12/31/2019	177	9	0.00	18.946344	20.70	1.50
12/31/2018	152	10	3.79	15.697272	(7.78)	1.50
12/31/2017	178	10	2.93	17.021298	8.56	1.50
JNL/WMC Government Money Market Fund - Class A
12/31/2021	837	83	0.00	10.081183	(1.49)	1.50
12/31/2020	1,794	175	0.18	10.233528	(1.28)	1.50
12/31/2019	949	92	1.55	10.366508	0.03	1.50
12/31/2018	2,220	214	1.15	10.363836	(0.38)	1.50
12/31/2017	782	75	0.11	10.403441	(1.35)	1.50
JNL/WMC Value Fund - Class A
12/31/2021	103	3	0.00	36.558115	25.09	1.50
12/31/2020	89	3	0.00	29.225069	0.01	1.50
12/31/2019	99	3	0.00	29.223450	25.61	1.50
12/31/2018	99	4	1.72	23.264302	(11.64)	1.50
12/31/2017	125	5	1.68	26.329139	13.49	1.50

+

The mutual fund's shares, as applicable, became available as follows for investment by the Investment Division: JNL/WCM Focused International Equity Fund - Class A - August 13, 2018; JNL/Westchester Capital Event Driven Fund - Class A - August 13, 2018; JNL/WMC Equity Income Fund - Class A - September 25, 2017.

*

These amounts represent the dividends, excluding distributions of capital gains, received by the Investment Division from the underlying Fund for the period indicated divided by the average net assets for the period indicated. In some instances, the investment income ratio may be rounded to 0.00% even though the Investment Division received dividend income from the Underlying Fund. The investment income ratio for Investment Divisions initially funded during the period presented have not been annualized.

§

For an Investment Division where no contract owner allocated net premiums during the period, the unit value represents the amount at which a contract owner could contribute to that Investment Division as of the respective period end.

†

Total return for period indicated, includes changes in the value of the underlying Fund, and reflects deductions for all items included in the expense ratio. The total return does not include any expense assessed through the redemption of units, inclusion of these expenses in the calculation would result in a reduction in the total return presented. Total return for current Investment Divisions with no activity during the year is calculated based on the total return of the Fund less expenses that are charged directly to that Investment Division of the Separate Account. See Note 3 in the Notes to Financial Statements for additional detail on expenses. Total return for current Investment Divisions with activity for a portion of the year is calculated based on the total return of the underlying Fund for the year less expenses that are charged directly to that Investment Division of the Separate Account. Total return is not annualized if the Investment Division was initially added and funded or if the Investment Division was closed during the year.

^

Annualized contract expense of Investment Divisions of the Separate Account, consist primarily of mortality and expense charges, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying Funds are excluded. If no contract owner elected to allocate net premiums to a specific Investment Division for the full period, the expense ratio or range of expense ratios represents the contractual expense ratio or range of expense ratios.

¥	Some investments have a net asset and ending units outstanding balance of less than one thousand due to rounding it is displayed as a zero.
‡

Total return is calculated from the effective date through the end of the reporting period and is not annualized. The effective date is the date when the optional benefit in the variable account was elected by a contract owner.

See Notes to the Financial Statements.

68

Jackson National Separate Account III

Notes to Financial Statements

December 31, 2021

NOTE 1. Organization

Jackson National Life Insurance Company (“Jackson”) established Jackson National Separate Account III (the “Separate Account”) on October 23, 1997. The Separate Account commenced operations on April 13, 1998, and is a unit investment trust registered with the Securities Exchange Commission (the “SEC”) under the Investment Company Act of 1940, as amended. The Separate Account is an Investment Company and follows accounting and reporting guidance under Financial Accounting Standards Board “FASB” Accounting Standards Codification (ASC) Topic 946 Financial Services – Investment Companies.

The Separate Account is a separate investment account of Jackson. Its assets legally belong to Jackson and the obligations under the contracts are the obligation of Jackson but are clearly identified and distinguished from Jackson's other assets and liabilities. The contract assets in the Separate Account are not chargeable with liabilities arising out of any other business Jackson may conduct.

The Separate Account receives and invests, based on the directions of the contract owners, net premiums for individual flexible premium variable annuity contracts issued by Jackson. The contracts can be purchased on a non-tax qualified basis or in connection with certain plans qualifying for favorable federal income tax treatment. The Separate Account contained one-hundred thirty-eight (138) Investment Divisions during 2021, but currently contains one-hundred nineteen(119) Investment Divisions as of December 31, 2021. These Investment Divisions each invested in shares of the following mutual funds (each a "Fund", and collectively, the “Funds”) during the year ended December 31, 2021:

JNL® Series Trust
JNL Aggressive Growth Allocation Fund - Class A(1)	JNL/JPMorgan Global Allocation Fund - Class A
JNL Conservative Allocation Fund - Class A(1)	JNL/JPMorgan Hedged Equity Fund - Class A
JNL Growth Allocation Fund - Class A(1)	JNL/JPMorgan MidCap Growth Fund - Class A
JNL iShares Tactical Growth Fund - Class A	JNL/JPMorgan U.S. Government & Quality Bond Fund - Class A
JNL iShares Tactical Moderate Fund - Class A	JNL/JPMorgan U.S. Value Fund - Class A
JNL iShares Tactical Moderate Growth Fund - Class A	JNL/Lazard International Strategic Equity Fund - Class A
JNL Moderate Allocation Fund - Class A(1)	JNL/Loomis Sayles Global Growth Fund - Class A
JNL Moderate Growth Allocation Fund - Class A(1)	JNL/Lord Abbett Short Duration Income Fund - Class A
JNL Multi-Manager Alternative Fund - Class A	JNL/Mellon Bond Index Fund - Class A
JNL Multi-Manager Emerging Markets Equity Fund - Class A	JNL/Mellon Communication Services Sector Fund - Class A
JNL Multi-Manager International Small Cap Fund - Class A	JNL/Mellon Consumer Discretionary Sector Fund - Class A
JNL Multi-Manager Mid Cap Fund - Class A	JNL/Mellon Consumer Staples Sector Fund - Class A
JNL Multi-Manager Small Cap Growth Fund - Class A	JNL/Mellon Dow Index Fund - Class A
JNL Multi-Manager Small Cap Value Fund - Class A	JNL/Mellon Emerging Markets Index Fund - Class A
JNL/American Funds Balanced Fund - Class A	JNL/Mellon Energy Sector Fund - Class A
JNL/American Funds Bond Fund of America Fund - Class A	JNL/Mellon Equity Income Fund - Class A
JNL/American Funds Capital Income Builder Fund - Class A	JNL/Mellon Financial Sector Fund - Class A
JNL/American Funds Capital World Bond Fund - Class A	JNL/Mellon Healthcare Sector Fund - Class A
JNL/American Funds Global Growth Fund - Class A	JNL/Mellon Industrials Sector Fund - Class A
JNL/American Funds Global Small Capitalization Fund - Class A	JNL/Mellon Information Technology Sector Fund - Class A
JNL/American Funds Growth Allocation Fund - Class A(1)	JNL/Mellon International Index Fund - Class A
JNL/American Funds Growth Fund - Class A	JNL/Mellon Materials Sector Fund - Class A
JNL/American Funds Growth-Income Fund - Class A	JNL/Mellon MSCI KLD 400 Social Index Fund - Class A
JNL/American Funds International Fund - Class A	JNL/Mellon Nasdaq 100 Index Fund - Class A
JNL/American Funds Moderate Growth Allocation Fund - Class A(1)	JNL/Mellon Real Estate Sector Fund - Class A
JNL/American Funds New World Fund - Class A	JNL/Mellon S&P 400 MidCap Index Fund - Class A
JNL/American Funds Washington Mutual Investors Fund - Class A	JNL/Mellon S&P 500 Index Fund - Class A
JNL/AQR Large Cap Defensive Style Fund - Class A	JNL/Mellon Small Cap Index Fund - Class A
JNL/Baillie Gifford International Growth Fund - Class A	JNL/Mellon U.S. Stock Market Index Fund - Class A
JNL/BlackRock Advantage International Fund - Class A	JNL/Mellon Utilities Sector Fund - Class A
JNL/BlackRock Global Allocation Fund - Class A	JNL/Mellon World Index Fund - Class A
JNL/BlackRock Global Natural Resources Fund - Class A	JNL/MFS Mid Cap Value Fund - Class A
JNL/BlackRock Large Cap Select Growth Fund - Class A	JNL/Morningstar Wide Moat Index Fund - Class A
JNL/Causeway International Value Select Fund - Class A	JNL/Neuberger Berman Strategic Income Fund - Class A
JNL/ClearBridge Large Cap Growth Fund - Class A	JNL/PIMCO Income Fund - Class A
JNL/DFA International Core Equity Fund - Class A	JNL/PIMCO Investment Grade Credit Bond Fund - Class A
JNL/DFA U.S. Core Equity Fund - Class A	JNL/PIMCO Real Return Fund - Class A

69

Jackson National Separate Account III

Notes to Financial Statements

December 31, 2021

JNL® Series Trust
JNL/DFA U.S. Small Cap Fund - Class A	JNL/PPM America Floating Rate Income Fund - Class A
JNL/DoubleLine Core Fixed Income Fund - Class A	JNL/PPM America High Yield Bond Fund - Class A
JNL/DoubleLine Emerging Markets Fixed Income Fund - Class A	JNL/PPM America Total Return Fund - Class A
JNL/DoubleLine Shiller Enhanced CAPE Fund - Class A	JNL/RAFI Fundamental U.S. Small Cap Fund - Class A
JNL/DoubleLine Total Return Fund - Class A	JNL/RAFI Multi-Factor U.S. Equity Fund - Class A
JNL/Fidelity Institutional Asset Management Total Bond Fund - Class A	JNL/T. Rowe Price Balanced Fund - Class A
JNL/First Sentier Global Infrastructure Fund - Class A	JNL/T. Rowe Price Capital Appreciation Fund - Class A
JNL/Franklin Templeton Global Multisector Bond Fund - Class A	JNL/T. Rowe Price Established Growth Fund - Class A
JNL/Franklin Templeton Growth Allocation Fund - Class A	JNL/T. Rowe Price Mid-Cap Growth Fund - Class A
JNL/Franklin Templeton Income Fund - Class A	JNL/T. Rowe Price Short-Term Bond Fund - Class A
JNL/Goldman Sachs 4 Fund - Class A	JNL/T. Rowe Price U.S. High Yield Fund - Class A
JNL/Goldman Sachs Managed Aggressive Growth Fund - Class A	JNL/T. Rowe Price Value Fund - Class A
JNL/Goldman Sachs Managed Conservative Fund - Class A	JNL/Vanguard Growth ETF Allocation Fund - Class A
JNL/Goldman Sachs Managed Growth Fund - Class A	JNL/Vanguard Moderate ETF Allocation Fund - Class A
JNL/Goldman Sachs Managed Moderate Fund - Class A	JNL/Vanguard Moderate Growth ETF Allocation Fund - Class A
JNL/Goldman Sachs Managed Moderate Growth Fund - Class A	JNL/WCM Focused International Equity Fund - Class A
JNL/GQG Emerging Markets Equity Fund - Class A	JNL/Westchester Capital Event Driven Fund - Class A
JNL/Harris Oakmark Global Equity Fund - Class A	JNL/WMC Balanced Fund - Class A
JNL/Heitman U.S. Focused Real Estate Fund - Class A	JNL/WMC Equity Income Fund - Class A
JNL/Invesco Diversified Dividend Fund - Class A	JNL/WMC Global Real Estate Fund - Class A
JNL/Invesco Global Growth Fund - Class A	JNL/WMC Government Money Market Fund - Class A
JNL/Invesco International Growth Fund - Class A	JNL/WMC Value Fund - Class A
JNL/Invesco Small Cap Growth Fund - Class A

(1) The Fund is a Fund of Fund advised by Jackson National Asset Management, LLC (“JNAM”), an affiliate of Jackson and has no sub-adviser.

JNAM serves as investment adviser for the Funds comprising the JNL Series Trust. JNAM is a wholly-owned subsidiary of Jackson and received fees for its services from each Fund.

The following Funds were sub-advised by an affiliate of Jackson during the year: JNL/PPM America Floating Rate Income Fund, JNL/PPM America High Yield Bond Fund, and JNL/PPM America Total Return Fund.

During the year ended December 31, 2021, the following Funds changed names effective April 26, 2021:

Prior Fund Name	Current Fund Name	Reason For Change
JNL/American Funds Blue Chip Income and Growth Fund	JNL/American Funds Washington Mutual Investors Fund	Name Convention Update
JNL/First State Global Infrastructure Fund	JNL/First Sentier Global Infrastructure Fund	Name Convention Update
JNL/Invesco Global Real Estate Fund	JNL/WMC Global Real Estate Fund	Sub-Adviser Replacement
JNL/JPMorgan Growth & Income Fund	JNL/JPMorgan U.S. Value Fund	Name Convention Update
JNL/Mellon MSCI World Index Fund	JNL/Mellon World Index Fund	Name Convention Update
JNL/Vanguard Equity Income Fund	JNL/WMC Equity Income Fund	Sub-Adviser Replacement
JNL/Vanguard International Fund	JNL/Baillie Gifford International Growth Fund	Sub-Adviser Replacement
JNL/Vanguard U.S. Stock Market Index Fund	JNL/Mellon U.S. Stock Market Index Fund	Sub-Adviser Replacement

During the year ended December 31, 2021, the following Fund acquisitions were completed for the corresponding Class A Fund. The Fund that was acquired during the year is no longer available as of December 31, 2021.

Acquired Fund	Acquiring Fund	Date of Acquisition
JNL/AQR Large Cap Relaxed Constraint Equity Fund	JNL/AQR Large Cap Defensive Style Fund	April 26, 2021
JNL/AQR Managed Futures Strategy Fund	JNL Moderate Growth Allocation Fund	April 26, 2021
JNL/Boston Partners Global Long Short Equity Fund	JNL Multi-Manager Alternative Fund	April 26, 2021
JNL/DFA Growth Allocation Fund	JNL/Vanguard Growth ETF Allocation Fund	April 26, 2021

70

Jackson National Separate Account III

Notes to Financial Statements

December 31, 2021

Acquired Fund	Acquiring Fund	Date of Acquisition
JNL/DFA Moderate Growth Allocation Fund	JNL/Vanguard Moderate Growth ETF Allocation Fund	April 26, 2021
JNL/Franklin Templeton International Small Cap Fund	JNL Multi-Manager International Small Cap Fund	April 26, 2021
JNL/Goldman Sachs Competitive Advantage Fund	JNL/Mellon U.S. Stock Market Index Fund	April 26, 2021
JNL/Goldman Sachs Dividend Income & Growth Fund	JNL/Mellon U.S. Stock Market Index Fund	April 26, 2021
JNL/Goldman Sachs International 5 Fund	JNL/Mellon International Index Fund	April 26, 2021
JNL/Goldman Sachs Intrinsic Value Fund	JNL/Mellon U.S. Stock Market Index Fund	April 26, 2021
JNL/Goldman Sachs Total Yield Fund	JNL/Mellon U.S. Stock Market Index Fund	April 26, 2021
JNL/Mellon Index 5 Fund	JNL/Vanguard Growth ETF Allocation Fund	April 26, 2021
JNL/PPM America Small Cap Value Fund	JNL Multi-Manager Small Cap Value Fund	April 26, 2021
JNL/RAFI Fundamental Asia Developed Fund	JNL/Mellon International Index Fund	April 26, 2021
JNL/RAFI Fundamental Europe Fund	JNL/Mellon International Index Fund	April 26, 2021
JNL/Vanguard Capital Growth Fund	JNL/T. Rowe Price Established Growth Fund	April 26, 2021
JNL/Vanguard Global Bond Market Index Fund	JNL/Mellon Bond Index Fund	April 26, 2021
JNL/Vanguard International Stock Market Index Fund	JNL/Mellon International Index Fund	April 26, 2021
JNL/Vanguard Small Company Growth Fund	JNL Multi-Manager Small Cap Growth Fund	April 26, 2021

The net assets are affected by the investment results of each fund, and contract transactions are are affected by contract owner directions and certain contract expenses. The accompanying financial statements include only contract owners’ purchase payments pertaining to the variable portions of their contracts and exclude any purchase payments for fixed dollar benefits.

A contract owner may choose from a number of different underlying mutual fund options. The underlying mutual fund options are not available to the general public directly. The underlying mutual funds are available as investment options in variable life insurance policies or variable annuity contracts issued by life insurance companies or, in some cases, through participation in certain qualified pension or retirement plans.

Some of the underlying mutual funds have been established by investment advisers which manage publicly traded mutual funds having similar names and investment objectives. While some of the underlying mutual funds may be similar to, and may in fact be modeled after publicly traded mutual funds, the underlying mutual funds are not otherwise directly related to any publicly traded mutual fund. Consequently, the investment performance of publicly traded mutual funds and any corresponding underlying mutual funds may differ substantially.

A purchase payment could be presented as a negative equity transaction in the Statements of Changes in Net Assets if a prior period purchase payment is refunded to a contract owner due to a contract cancellation during the free look period, and /or if a gain is realized by the contract owner during the free look period.

JNAM allocates purchase payments to Investment Divisions as instructed by the contract owner. Shares of the Investment Divisions are purchased at Net Asset Value, then converted into accumulation units. Certain transactions may be subject to conditions imposed by the underlying mutual funds, as well as those set forth in the contract.

NOTE 2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Separate Account in the preparation of its financial statements in conformity with U.S. generally accepted accounting principles (“GAAP”).

Use of Estimates. The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increase and decrease in net assets from operations during the reporting period. Actual results could differ from those estimates.

Investments. The Separate Account’s Investment Divisions’ investments in the corresponding Funds are stated at the closing net asset value (“NAV”) of the respective Fund, which estimates fair value. The average cost method is used in determining the cost of the shares sold on withdrawals by the Investment Divisions of the Separate Account. Investments in the Funds are recorded on trade date for financial reporting purposes. Realized gain distributions and dividend income distributions received from the Funds are reinvested in additional shares of the Funds and are recorded as a gain or income to the Investment Divisions of the Separate Account on the ex-dividend date.

Federal Income Taxes. The operations of the Separate Account are taxed as part of the operations of Jackson, which is taxed as a “life insurance company” under the provisions of the Internal Revenue Code. Under current law, no federal income taxes are payable with respect to the Separate Account. Therefore, no federal income tax provision is required. Taxes are generally the responsibility of the contract owner upon termination or withdrawal.

71

Jackson National Separate Account III

Notes to Financial Statements

December 31, 2021

FASB ASC Topic 820, “Fair Value Measurement”. As of December 31, 2021, all of the Separate Account’s Investment Divisions’ investment in each of the corresponding Funds are valued at the daily reported net asset value (“NAV”) of the applicable underlying Fund. Investments in the underlying Funds are categorized as Level 1 within FASB ASC Topic 820 fair value hierarchy. On each valuation date, the NAV of each corresponding Fund is generally determined once each day on which the New York Stock Exchange (“NYSE”) is open, at the close of the regular trading session of the NYSE (generally, 4:00 PM Eastern Time). The characterization of the underlying securities held by the Funds in accordance with FASB ASC Topic 820 differs from the characterization of the Separate Account’s Investment Divisions’ investment in the corresponding Funds. Although there can be no assurance, in general, the fair value of the investment is the amount the owner of such investment might reasonably expect to receive in an orderly transaction between market participants upon its current sale.

NOTE 3. Contract Charges

Under the term of the contracts, certain charges are allocated to the contract owner to compensate Jackson for providing the insurance benefits set forth in the contracts, administering the contracts, distributing the contracts, and assuming certain risks in connection with the contracts. These charges result in a reduction in contract unit value or redemptions of contract units.

Contract Owner Charges. The following charges are assessed to the contract owner by redemption of contract units:

Contract Maintenance Charge. An annual contract maintenance charge of $50 is charged against each contract to reimburse Jackson for expenses incurred in establishing and maintaining records relating to the contract. The contract maintenance charge is assessed on each anniversary of the contract date that occurs prior to the annuity date or in conjunction with a total withdrawal, as applicable. This charge is only imposed if the contract value is less than $50,000 on the date when the charge is assessed.

Transfer Charge. A transfer charge of $25 will apply to transfers made by contract owners between the Investment Divisions in excess of 15 transfers in a contract year. Contract year is defined as the succeeding twelve months from the contract issue date. Jackson may waive the transfer charge in connection with pre-authorized automatic transfer programs, or in those states where a lesser charge is required. This charge will be deducted from the amount transferred prior to the allocation to a different Investment Division.

Optional Benefit Charges. The following contract owner charges are optional benefit charges:

Guaranteed Minimum Withdrawal Benefit Charge. If this benefit has been selected, Jackson will assess an annual charge of 0.51% to 1.86%, depending on the contract of the guaranteed withdrawal balance. The charge will be deducted each calendar quarter from the contract value by redemption of contract units.

Asset-based Charges. The following charges are assessed to the contract owner by a reduction in contract unit value:

Insurance Charges. Jackson deducts a daily charge for administrative expenses from the net assets of the Separate Account equivalent to an annual rate of 0.15%. The administration charge is designed to reimburse Jackson for administrative expenses related to the Separate Account and its contracts and reduces the contract unit value.

Jackson deducts a daily base contract charge from the net assets of the Separate Account equivalent to an annual rate of 1.35% for the assumption of mortality and expense risks. The mortality risk assumed by Jackson is that the insured may receive benefits greater than those anticipated by Jackson. The expense risk assumed by Jackson is that the actual cost of administering the contracts of the Separate Account may exceed the amount received from the administration charge and the contract maintenance charge.

Premium Taxes. Some states and other governmental entities charge premium taxes or other similar taxes. Jackson pays these taxes and may make a deduction from the value of the contract for them. Premium taxes generally range from 0% to 3.5% depending on the state.

NOTE 4. Related Party Transactions

Contract owners may, with certain restrictions, transfer their assets between the Separate Account and a fixed dollar contract (fixed account) maintained in the accounts of Jackson. These transfers are the result of the contract owner executing fund exchanges. Fund exchanges from the Separate Account to the fixed account are included in transfers between investment divisions, and fund exchanges from the fixed account to the Separate Account are included in purchase payments, as applicable, on the accompanying Statements of Changes in Net Assets.

NOTE 5. Subsequent Events

Management has evaluated subsequent events for the Separate Accounts through the date the financial statements are issued and has concluded there are no events that require adjustments to the financial statements or disclosure in the notes.

72

Report of Independent Registered Public Accounting Firm

To the Board of Directors and Shareholders of Jackson National Life Insurance Company and Contract Owners of Jackson National Separate Account III:

Opinion on the Financial Statements
We have audited the accompanying statements of assets and liabilities of the Investment Divisions listed in the Appendix that comprise the Jackson National Separate Account III (the Separate Account) as of the date listed in the Appendix, the related statements of operations for the year or period listed in the Appendix, changes in net assets for the years or periods listed in the Appendix, and the related notes (collectively, the financial statements) and the financial highlights for each of the years or periods indicated therein. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of each Investment Division as of the date listed in the Appendix, the results of their operations for the year or period listed in the Appendix, the changes in their net assets for the years or periods listed in the Appendix, and the financial highlights for each of the years or periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion
These financial statements and financial highlights are the responsibility of the Separate Account’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Separate Account in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of December 31, 2021, by correspondence with the transfer agent of the underlying mutual funds or by other appropriate auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.

/s/ KPMG LLP

We have served as the auditor of one or more Jackson National Life Insurance Company’s Separate Accounts since 1999.

Chicago, Illinois
March 28, 2022

KPMG LLP, a Delaware limited liability partnership and a member firm of the KPMG global organization of independent member firms affiliated with
KPMG International Limited, a private English company limited by guarantee.

Appendix

Statements of assets and liabilities as of December 31, 2021, the related statements of operations for the year then ended, and the statements of changes in net assets for each of the years in the two-year period then ended.

JNL Aggressive Growth Allocation Fund – Class A
JNL Conservative Allocation Fund - Class A
JNL Growth Allocation Fund - Class A
JNL iShares Tactical Growth Fund - Class A
JNL iShares Tactical Moderate Fund - Class A
JNL iShares Tactical Moderate Growth Fund - Class A
JNL Moderate Allocation Fund - Class A
JNL Moderate Growth Allocation Fund - Class A
JNL Multi-Manager Emerging Markets Equity Fund - Class A
JNL Multi-Manager Mid Cap Fund - Class A
JNL Multi-Manager Small Cap Growth Fund - Class A
JNL Multi-Manager Small Cap Value Fund - Class A
JNL/American Funds Balanced Fund - Class A
JNL/American Funds Capital Income Builder Fund - Class A
JNL/American Funds Capital World Bond Fund - Class A
JNL/American Funds Global Growth Fund - Class A
JNL/American Funds Global Small Capitalization Fund - Class A
JNL/American Funds Growth Allocation Fund - Class A
JNL/American Funds Growth Fund - Class A
JNL/American Funds Growth-Income Fund - Class A
JNL/American Funds International Fund - Class A
JNL/American Funds Moderate Growth Allocation Fund - Class A
JNL/American Funds New World Fund - Class A
JNL/American Funds Washington Mutual Investors Fund - Class A(1)
JNL/AQR Large Cap Defensive Style Fund - Class A
JNL/Baillie Gifford International Growth Fund - Class A(1)
JNL/BlackRock Advantage International Fund - Class A
JNL/BlackRock Global Allocation Fund - Class A
JNL/BlackRock Global Natural Resources Fund - Class A
JNL/BlackRock Large Cap Select Growth Fund - Class A
JNL/Causeway International Value Select Fund - Class A
JNL/ClearBridge Large Cap Growth Fund - Class A
JNL/DFA International Core Equity Fund - Class A
JNL/DFA U.S. Core Equity Fund - Class A
JNL/DFA U.S. Small Cap Fund - Class A
JNL/DoubleLine Core Fixed Income Fund - Class A
JNL/DoubleLine Emerging Markets Fixed Income Fund - Class A

JNL/DoubleLine Shiller Enhanced CAPE Fund - Class A
JNL/DoubleLine Total Return Fund - Class A
JNL/Fidelity Institutional Asset Management Total Bond Fund - Class A
JNL/First Sentier Global Infrastructure Fund - Class A(1)
JNL/Franklin Templeton Global Multisector Bond Fund - Class A
JNL/Franklin Templeton Growth Allocation Fund - Class A
JNL/Franklin Templeton Income Fund - Class A
JNL/Goldman Sachs 4 Fund - Class A
JNL/Goldman Sachs Managed Aggressive Growth Fund - Class A
JNL/Goldman Sachs Managed Conservative Fund - Class A
JNL/Goldman Sachs Managed Growth Fund - Class A
JNL/Goldman Sachs Managed Moderate Fund - Class A
JNL/Goldman Sachs Managed Moderate Growth Fund - Class A
JNL/GQG Emerging Markets Equity Fund - Class A
JNL/Harris Oakmark Global Equity Fund - Class A
JNL/Heitman U.S. Focused Real Estate Fund - Class A
JNL/Invesco Diversified Dividend Fund - Class A
JNL/Invesco Global Growth Fund - Class A
JNL/Invesco International Growth Fund - Class A
JNL/Invesco Small Cap Growth Fund - Class A
JNL/JPMorgan Global Allocation Fund - Class A
JNL/JPMorgan Hedged Equity Fund - Class A
JNL/JPMorgan MidCap Growth Fund - Class A
JNL/JPMorgan U.S. Government & Quality Bond Fund - Class A
JNL/JPMorgan U.S. Value Fund - Class A(1)
JNL/Lazard International Strategic Equity Fund - Class A
JNL/Mellon Bond Index Fund - Class A
JNL/Mellon Communication Services Sector Fund - Class A
JNL/Mellon Consumer Discretionary Sector Fund - Class A
JNL/Mellon Consumer Staples Sector Fund - Class A
JNL/Mellon Dow Index Fund - Class A
JNL/Mellon Emerging Markets Index Fund - Class A
JNL/Mellon Energy Sector Fund - Class A
JNL/Mellon Equity Income Fund - Class A
JNL/Mellon Financial Sector Fund - Class A
JNL/Mellon Healthcare Sector Fund - Class A
JNL/Mellon Industrials Sector Fund - Class A
JNL/Mellon Information Technology Sector Fund - Class A
JNL/Mellon International Index Fund - Class A
JNL/Mellon Materials Sector Fund - Class A
JNL/Mellon MSCI KLD 400 Social Index Fund - Class A
JNL/Mellon Nasdaq® 100 Index Fund - Class A

JNL/Mellon Real Estate Sector Fund - Class A
JNL/Mellon S&P 400 MidCap Index Fund - Class A
JNL/Mellon S&P 500 Index Fund - Class A
JNL/Mellon Small Cap Index Fund - Class A
JNL/Mellon U.S. Stock Market Index Fund - Class A(1)
JNL/Mellon Utilities Sector Fund - Class A
JNL/Mellon World Index Fund - Class A(1)
JNL/MFS Mid Cap Value Fund - Class A
JNL/Morningstar Wide Moat Index Fund - Class A
JNL/Neuberger Berman Strategic Income Fund - Class A
JNL/PIMCO Income Fund - Class A
JNL/PIMCO Investment Grade Credit Bond Fund - Class A
JNL/PIMCO Real Return Fund - Class A
JNL/PPM America Floating Rate Income Fund - Class A
JNL/PPM America High Yield Bond Fund - Class A
JNL/PPM America Total Return Fund - Class A
JNL/RAFI Fundamental U.S. Small Cap Fund - Class A
JNL/RAFI Multi-Factor U.S. Equity Fund - Class A
JNL/T. Rowe Price Capital Appreciation Fund - Class A
JNL/T. Rowe Price Established Growth Fund - Class A
JNL/T. Rowe Price Mid-Cap Growth Fund - Class A
JNL/T. Rowe Price Short-Term Bond Fund - Class A
JNL/T. Rowe Price U.S. High Yield Fund - Class A
JNL/T. Rowe Price Value Fund - Class A
JNL/Vanguard Growth ETF Allocation Fund - Class A
JNL/Vanguard Moderate ETF Allocation Fund - Class A
JNL/Vanguard Moderate Growth ETF Allocation Fund - Class A
JNL/WCM Focused International Equity Fund - Class A
JNL/Westchester Capital Event Driven Fund - Class A
JNL/WMC Balanced Fund - Class A
JNL/WMC Equity Income Fund - Class A(1)
JNL/WMC Global Real Estate Fund - Class A(1)
JNL/WMC Government Money Market Fund - Class A
JNL/WMC Value Fund - Class A

Statements of assets and liabilities as of December 31, 2021, and the related statements of operations and changes in net assets for the period from April 26, 2021 (inception) to December 31, 2021.

JNL Multi-Manager International Small Cap – Class A
JNL/American Funds Bond Fund of America Fund - Class A

Statements of assets and liabilities as of December 31, 2021, and the related statements of operations for the year ended December 31, 2021 and changes in net assets for the year ended December 31, 2021 and for the period from April 27, 2020 (inception) to December 31, 2020.

JNL Multi-Manager Alternative Fund - Class A
JNL/Loomis Sayles Global Growth Fund - Class A
JNL/Lord Abbett Short Duration Income Fund - Class A
JNL/T. Rowe Price Balanced Fund - Class A

(1) See Note 1 to the financial statements for the former name of the Investment Division.

Jackson National Life Insurance Company
and Subsidiaries

Consolidated Financial Statements

For the years ended
December 31, 2021 and 2020

Report of Independent Registered Public Accounting Firm

To the Shareholder and Board of Directors
Jackson National Life Insurance Company:

Opinion on the Consolidated Financial Statements

We have audited the accompanying consolidated balance sheets of Jackson National Life Insurance Company and subsidiaries (the Company) as of December 31, 2021 and 2020, the related consolidated income statements and statements of comprehensive income (loss), equity, and cash flows for each of the years in the three-year period ended December 31, 2021, and the related notes and supplemental schedules I, III, IV and V (collectively, the consolidated financial statements). In our opinion, the consolidated financial statements present fairly, in all material respects, the financial position of the Company as of December 31, 2021 and 2020, and the results of its operations and its cash flows for each of the years in the three-year period ended December 31, 2021, in conformity with U.S. generally accepted accounting principles.

Change in Accounting Principle

As disclosed in Schedule V to the consolidated financial statements, the Company has changed its method of accounting for the recognition and measurement of credit losses due to the adoption of ASU 2016-13, Financial Instruments - Credit Losses: Measurement of Credit Losses on Financial Instruments, as of January 1, 2020.

Basis for Opinion

These consolidated financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these consolidated financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Company in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the consolidated financial statements are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the consolidated financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the consolidated financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the consolidated financial statements. We believe that our audits provide a reasonable basis for our opinion.

Critical Audit Matters

The critical audit matters communicated below are matters arising from the current period audit of the consolidated financial statements that were communicated or required to be communicated to the audit committee and that: (1) relate to accounts or disclosures that are material to the consolidated financial statements and (2) involved our especially challenging, subjective, or complex judgments. The communication of critical audit matters does not alter in any way our opinion on the consolidated financial statements, taken as a whole, and we are not, by communicating the critical audit matters below, providing separate opinions on the critical audit matters or on the accounts or disclosures to which they relate.

Liability for future policy benefits for certain variable annuity guarantees

As disclosed in Notes 6 and 10 to the consolidated financial statements, variable annuity contracts issued by the Company offer guaranteed minimum death benefits (GMDBs) and guaranteed minimum withdrawal benefits (GMWBs). The liability for the non-life contingent component of GMWBs is considered an embedded derivative and reported at fair value. The liability for GMDBs is measured in accordance with the measurement guidance for death and other insurance benefits. The Company estimates the liabilities for the GMDBs and non-life contingent component of the GMWBs using subjective judgments related to capital market assumptions, as well as actuarially determined assumptions related to expectations of future policyholder behavior. The Company regularly evaluates and updates these assumptions, causing adjustment to the estimated liability, if actual experience or other evidence suggests that earlier assumptions should be revised. As of December 31, 2021, the liability for the non-life contingent component of GMWBs was estimated to be $2.6 billion in Notes 6 and 10 and the liability for GMDBs was estimated to be $1.4 billion in Note 10. These liabilities are reported within reserves for future policy benefits and claims payable in the Company’s consolidated balance sheets.

We identified the evaluation of certain assumptions used to estimate the value of these liabilities as a critical audit matter. Due to the significant measurement uncertainty, this evaluation involved subjective auditor judgment and required specialized skills and knowledge related to the assumptions for mortality, benefit utilization, lapse, and discount rates for non-life contingent GMWB liabilities and mortality, lapse, fund performance, and discount rates for GMDB liabilities, collectively, assumptions.

The following are the primary procedures we performed to address this critical audit matter. With the assistance of actuarial professionals with specialized skills and industry knowledge, we evaluated the design and tested the operating effectiveness of certain internal controls over the Company’s development and selection of assumptions used in the estimation of these liabilities. We involved actuarial professionals with specialized skills and industry knowledge, who assisted in:

•evaluating the consistency of the Company’s methodology for estimating assumptions with U.S. generally accepted accounting principles and comparing the applied methodology with prior periods for consistency

•comparing the assumptions with the Company’s emerging experience or market trends and evaluating the reasonableness of assumptions where deviations from company experience or market trends were identified

•testing the Company’s estimate of the liability for the non-life contingent component of GMWBs and the liability for GMDBs and confirming the use of the Company’s assumptions by recalculating the estimated reserve for a selection of policies and comparing the results to the Company’s estimates

Amortization of deferred acquisition costs

As discussed in Note 7 to the consolidated financial statements, for the year ended December 31, 2021, the Company reported amortization of deferred acquisition costs of $(519) million. A substantial portion of this amortization and the unamortized DAC balance as of December 31, 2021, relates to variable annuity contracts, including contracts with guaranteed benefit riders, which is amortized into income in proportion to estimated gross profits of the relevant contracts. Assumptions impacting estimated future gross profits used in the calculation of the amortization of the deferred acquisition costs include but are not limited to policyholder behavior assumptions, mortality rates, investment returns and projected hedging costs. The Company regularly evaluates and updates these assumptions, causing adjustments to the estimated gross profits, if actual experience or other evidence suggests that earlier assumptions should be revised.

We identified the evaluation of certain assumptions used to estimate gross profits used in the amortization of deferred acquisition costs for variable annuity contracts as a critical audit matter. Specifically, a high degree of subjective auditor judgment, as well as specialized skills and industry knowledge, were required in evaluating certain assumptions, including mortality, lapse, benefit utilization rates, investment returns, and projected hedging costs, collectively defined as assumptions.

The following are the primary procedures we performed to address this critical audit matter. With the assistance of actuarial professionals with specialized skills and industry knowledge, we evaluated the design and tested the operating effectiveness of certain internal controls over the Company’s development and selection of assumptions used to estimate future gross profits. We involved actuarial professionals with specialized skills and industry knowledge, who assisted in:

•evaluating the consistency of the Company’s methodology for estimating assumptions with U.S. generally accepted accounting principles and comparing the applied methodology with prior periods for consistency

•comparing the assumptions with the Company’s emerging experience or market trends and evaluating the reasonableness of the assumptions where deviations from Company experience or market trends were identified

•testing the application of the Company’s estimation of gross profits used in the amortization of deferred acquisition costs and confirming the use of the Company’s assumptions by recalculating the estimates of future gross profits for a selection of policies and comparing the results to the Company’s estimates

/s/ KPMG LLP

Dallas, Texas
March 25, 2022

We have served as the Company’s auditor since 1999.

Jackson National Life Insurance Company and Subsidiaries
Consolidated Balance Sheets
(in millions, except for share data)

	December 31,
	2021	2020
Assets
Investments:
Debt Securities, available-for-sale, net of allowance for credit losses of $9 and $14 at December 31, 2021 and 2020, respectively (amortized cost: 2021 $49,132; 2020 $54,052)	$51,289	$58,964
Debt Securities, at fair value under fair value option	164	168
Equity securities, at fair value	257	175
Mortgage loans, net of allowance for credit losses of $94 and $179 at December 31, 2021 and 2020, respectively	11,482	10,728
Policy loans (including $3,467 and $3,454 at fair value under the fair value option at December 31, 2021 and 2020, respectively)	4,474	4,523
Freestanding derivative instruments	1,417	2,220
Other invested assets	2,620	1,958
Total investments	71,703	78,736
Cash and cash equivalents	1,799	1,853
Accrued investment income	496	553
Deferred acquisition costs	14,246	13,897
Reinsurance recoverable, net of allowance for credit losses of $12 and $13 at December 31, 2021 and 2020, respectively	33,169	35,311
Deferred income taxes, net	909	1,036
Receivables from affiliates	197	229
Other assets	577	786
Separate account assets	248,949	219,063
Total assets	$372,045	$351,464
Liabilities and Equity
Liabilities
Reserves for future policy benefits and claims payable	$17,617	$21,472
Other contract holder funds	59,456	64,293
Funds withheld payable under reinsurance treaties (including $3,639 and $3,627 at fair value under the fair value option at December 31, 2021 and 2020, respectively)	29,007	31,972
Long-term debt	494	533
Repurchase agreements and securities lending payable	1,586	1,113
Collateral payable for derivative instruments	913	1,103
Freestanding derivative instruments	41	56
Other liabilities	1,946	2,372
Separate account liabilities	248,949	219,063
Total liabilities	360,009	341,977
Commitments, Contingencies, and Guarantees (Note 14)
Equity
Common stock, $1.15 par value; authorized 50,000 shares; issued and outstanding 12,000 shares	14	14
Additional paid-in capital	5,964	4,588
Shares held in trust	—	(4)
Equity compensation reserve	—	8
Accumulated other comprehensive income, net of tax expense of $194 in 2021 and $762 in 2020	1,890	3,960
Retained earnings	4,168	921
Total shareholder's equity	12,036	9,487
Total liabilities and equity	$372,045	$351,464

See notes to consolidated financial statements.

Jackson National Life Insurance Company and Subsidiaries
Consolidated Income Statements
(in millions)

	For the Years Ended December 31,
	2021	2020	2019
Revenues
Fee income	$7,594	$6,504	$6,325
Premiums	107	130	537
Net investment income	3,086	2,781	3,018
Net gains (losses) on derivatives and investments	(2,480)	(6,454)	(6,717)
Other income	93	64	71
Total revenues	8,400	3,025	3,234

Benefits and Expenses
Death, other policy benefits and change in policy reserves, net of deferrals	892	1,235	1,430
Interest credited on other contract holder funds, net of deferrals	861	1,202	1,632
Interest expense	22	44	84
Operating costs and other expenses, net of deferrals	2,242	807	1,907
Cost of reinsurance	—	2,520	—
Amortization of deferred acquisition and sales inducement costs	520	(390)	(981)
Total benefits and expenses	4,537	5,418	4,072
Pretax income (loss)	3,863	(2,393)	(838)
Income tax expense (benefit)	616	(841)	(373)
Net income (loss)	3,247	(1,552)	(465)

See notes to consolidated financial statements.

Jackson National Life Insurance Company and Subsidiaries
Consolidated Statements of Comprehensive Income (Loss)
(in millions)

	For the Years Ended December 31,
	2021	2020	2019

Net income (loss)	$3,247	$(1,552)	$(465)

Other comprehensive income (loss), net of tax:
Securities with no credit impairment net of tax expense (benefit) of: $(571), $413, and $694 for the years ended December 31, 2021, 2020 and 2019, respectively	(2,073)	1,417	2,612
Securities with credit impairment, net of tax expense (benefit) of: $1, $1, and nil for the years ended December 31, 2021, 2020 and 2019, respectively	3	4	(1)
Total other comprehensive income (loss)	(2,070)	1,421	2,611
Comprehensive income (loss)	$1,177	$(131)	$2,146

See notes to consolidated financial statements.

Jackson National Life Insurance Company and Subsidiaries
Consolidated Statements of Equity
(in millions)

					Accumulated
		Additional	Shares	Equity	Other		Total
	Common	Paid-In	Held In	Compensation	Comprehensive	Retained	Shareholder's
	Stock	Capital	Trust	Reserve	Income	Earnings	Equity
Balances as of December 31, 2018	$14	$3,968	$(11)	$3	$(72)	$3,518	$7,420

Net income (loss)	—	—	—	—	—	(465)	(465)
Change in unrealized investment gains and losses, net of tax	—	—	—	—	2,611	—	2,611
Capital Contribution	—	120	—	—	—	—	120
Dividends to shareholder	—	—	—	—	—	(525)	(525)
Shares acquired at cost	—	—	(3)	—	—	—	(3)
Shares distributed at cost	—	—	10	—	—	—	10
Reserve for equity compensation plans	—	—	—	1	—	—	1
Fair value of shares issued under equity compensation plans	—	—	—	(4)	—	—	(4)
Balances as of December 31, 2019	$14	$4,088	$(4)	$—	$2,539	$2,528	$9,165

Net income (loss)	—	—	—	—	—	(1,552)	(1,552)
Change in unrealized investment gains and losses, net of tax	—	—	—	—	1,421	—	1,421
Change in accounting principle, net of tax	—	—	—	—	—	(55)	(55)
Capital Contribution	—	500	—	—	—	—	500
Shares acquired at cost	—	—	(18)	—	—	—	(18)
Shares distributed at cost	—	—	18	—	—	—	18
Reserve for equity compensation plans	—	—	—	8	—	—	8
Fair value of shares issued under equity compensation plans	—	—	—	—	—	—	—
Balances as of December 31, 2020	$14	$4,588	$(4)	$8	$3,960	$921	$9,487

Net income (loss)	—	—	—	—	—	3,247	3,247
Change in unrealized investment gains and losses, net of tax	—	—	—	—	(2,070)	—	(2,070)
Capital Contribution	—	1,375	—	—	—	—	1,375
Shares sold in connection with demerger	—	1	4	—	—	—	5
Reserve for equity compensation plans	—	—	—	(8)	—	—	(8)
Balances as of December 31, 2021	$14	$5,964	$—	$—	$1,890	$4,168	$12,036

See notes to consolidated financial statements.

Jackson National Life Insurance Company and Subsidiaries
Consolidated Statements of Cash Flows
(in millions)

	Years Ended December 31,
	2021	2020	2019
Cash flows from operating activities:
Net income (loss)	$3,247	$(1,552)	$(465)

Adjustments to reconcile net income to net cash provided by operating activities:
Net realized losses (gains) on investments	(181)	(373)	(184)
Net losses (gains) on derivatives	2,640	7,267	6,571
Net losses (gains) on funds withheld reinsurance	21	(440)	330
Interest credited on other contract holder funds, gross	861	1,205	1,640
Mortality, expense and surrender charges	(553)	(593)	(641)
Amortization of discount and premium on investments	58	56	20
Deferred income tax expense (benefit)	697	(776)	(673)
Share-based compensation	94	44	55
Cash received from (paid to) reinsurance transaction	—	(32)	37
Change in:
Accrued investment income	58	35	39
Deferred acquisition costs and sales inducements	(269)	(1,359)	(1,789)
Funds withheld, net of reinsurance	(757)	792	(267)
Other assets and liabilities, net	(967)	(464)	(873)
Net cash provided by (used in) operating activities	4,949	3,810	3,800

Cash flows from investing activities:
Sales, maturities and repayments of:
Debt securities	18,865	29,697	10,051
Equity securities	35	82	470
Mortgage loans	1,747	1,201	1,243
Purchases of:
Debt securities	(13,445)	(27,851)	(10,515)
Equity securities	(114)	(115)	(130)
Mortgage loans	(2,427)	(2,189)	(1,750)
Settlements related to derivatives and collateral on investments	(4,837)	(5,321)	(7,041)
Other investing activities	(355)	(38)	(85)
Net cash provided by (used in) investing activities	(531)	(4,534)	(7,757)

See notes to consolidated financial statements.

Jackson National Life Insurance Company and Subsidiaries
Consolidated Statements of Cash Flows (continued)
(in millions)

	Years Ended December 31,
	2021	2020	2019
Cash flows from financing activities:
Policyholders' account balances:
Deposits	20,145	19,632	22,634
Withdrawals	(28,764)	(23,153)	(23,106)
Net transfers to separate accounts	2,664	2,560	2,646
Proceeds from (payments on) repurchase agreements and securities lending	473	1,100	—
Net proceeds from (payments on) Federal Home Loan Bank notes	(380)	80	300
Net proceeds from (payments on) debt	10	14	16
Disposition of shares held in trust at cost, net	5	—	7
Capital contribution from Parent	1,375	500	87
Dividends paid to Parent	—	—	(525)
Net cash provided by (used in) financing activities	(4,472)	733	2,059

Net increase (decrease) in cash and cash equivalents	(54)	9	(1,898)

Cash and cash equivalents, at beginning of period	1,853	1,844	3,742
Total cash and cash equivalents, at end of period	$1,799	$1,853	$1,844

Supplemental cash flow information
Income taxes paid (received)	$(390)	$(4)	$379
Interest paid	$21	$26	$31

Non-cash investing activities
Debt securities acquired from exchanges, payments-in-kind, and similar transactions	$369	$417	$1,218
Other invested assets acquired from stock splits and stock distributions	$99	$4	$1

See notes to consolidated financial statements.

Jackson National Life Insurance Company and Subsidiaries
Notes to Consolidated Financial Statements

1.    Business and Basis of Presentation

Jackson National Life Insurance Company (the “Company” or “Jackson”) is wholly owned by Brooke Life Insurance Company (“Brooke Life” or the “Parent”), which is wholly owned by Jackson Financial Inc. (“Jackson Financial”). Jackson Financial was a majority-owned subsidiary of Prudential plc (“Prudential”), London, England. As described below under "Other," Jackson Financial's demerger from Prudential was completed on September 13, 2021 ("Demerger"), and Jackson Financial is no longer a majority-owned subsidiary of Prudential.

Jackson, together with its New York life insurance subsidiary, is licensed to sell group and individual annuity products (including immediate, index linked, registered index-linked, and deferred fixed and variable annuities) and individual life insurance products, including variable universal life, in all 50 states and the District of Columbia. Jackson also participates in the institutional products market through the issuance of guaranteed investment contracts (“GICs”), funding agreements and medium term note funding agreements.

The consolidated financial statements include accounts, after the elimination of intercompany accounts and transactions, of the following:
•    Life insurers: Jackson and its wholly owned subsidiaries Jackson National Life Insurance Company of New York (“JNY”), Squire Reassurance Company LLC (“Squire Re”), Squire Reassurance Company II, Inc. (“Squire Re II”), VFL International Life Company SPC, LTD and Jackson National Life (Bermuda) LTD;
•    Wholly owned broker-dealer, investment management and investment advisor subsidiaries: Jackson National Life Distributors, LLC and Jackson National Asset Management, LLC;
•    PGDS (US One) LLC (“PGDS”), a wholly owned subsidiary that provides certain services to Jackson and certain current and former affiliates;
•    Other insignificant wholly owned subsidiaries; and
•    Other insignificant partnerships, limited liability companies and variable interest entities (“VIEs”) in which Jackson is deemed the primary beneficiary.
Other

On August 6, 2021, the registration statement on Form 10 of Jackson Financial's Class A common stock, par value $0.01 per share, filed with the U.S. Securities and Exchange Commission (the "SEC"), became effective under the Securities Exchange Act of 1934, as amended. We refer to that effective Form 10 registration as the "Form 10." The Demerger transaction described in the Form 10 was consummated on September 13, 2021. As of December 31, 2021, Prudential retained an 18.4% remaining interest in Jackson Financial.

On June 18, 2020, the Company announced that it had entered into a funds withheld coinsurance agreement with Athene Life Re Ltd. (“Athene”) effective June 1, 2020 to reinsure on 100% quota share basis, a block of Jackson’s in-force fixed and fixed index annuity product liabilities in exchange for a $1.2 billion ceding commission. In addition, Jackson Financial entered into an investment agreement with Athene, pursuant to which Athene invested $500 million of capital in return for a 9.9% voting interest corresponding to an 11.1% economic interest in Jackson Financial. In August 2020, Jackson Financial made a $500 million capital contribution to Jackson. As of December 31, 2021, Athene retained a 9.9% voting interest and 10.6% economic interest in Jackson Financial after Jackson Financial repurchased 1,134,767 shares of Class A common stock and converted a total of 725,623 shares of Class B common stock.

We continue to closely monitor developments related to the COVID-19 pandemic. The COVID-19 pandemic has caused significant economic and financial turmoil both in the United States and around the world. These conditions could continue and could worsen in the future. The extent to which the COVID-19 pandemic impacts our business, results of operations, financial condition and cash flows will depend on future developments that are highly uncertain and cannot be predicted. The Company implemented business continuity plans that were already in place to ensure the availability of services for our customers, work at home capabilities for our employees, where appropriate, and other ongoing risk management activities. The Company has had employees, as needed or voluntarily, in our offices during this time, as permitted by local and state restrictions. During 2021, the Company rolled out a broader return to office plan for all employees.

Basis of Presentation

The accompanying consolidated financial statements have been prepared in accordance with U.S. generally accepted accounting principles (“GAAP”). Intercompany accounts and transactions have been eliminated upon consolidation. Certain amounts in the 2020 notes to consolidated financial statements have been reclassified to conform to the 2021 presentation.

Use of Estimates

The preparation of the consolidated financial statements in conformity with GAAP requires the use of estimates and assumptions about future events that affect the amounts reported in the consolidated financial statements and the accompanying notes. Significant estimates or assumptions, as further discussed in the notes, include:

•Valuation of investments and derivative instruments, including fair values of securities deemed to be in an illiquid market and the determination of when an impairment is necessary;
•Assessments as to whether certain entities are variable interest entities, the existence of reconsideration events and the determination of which party, if any, should consolidate the entity;
•Assumptions impacting estimated future gross profits, including policyholder behavior, mortality rates, expenses, projected hedging costs, investment returns and policy crediting rates, used in the calculation of amortization of deferred acquisition costs;
•Assumptions used in calculating policy reserves and liabilities, including policyholder behavior, mortality rates, expenses, investment returns and policy crediting rates;
•Assumptions as to future earnings levels being sufficient to realize deferred tax benefits;
•Estimates related to expectations of credit losses on certain financial assets and off balance sheet exposures;
•Assumptions and estimates associated with the Company’s tax positions, including an estimate of the dividends received deduction, which impact the amount of recognized tax benefits recorded by the Company; and
•Value of guaranteed benefits.

These estimates and assumptions are based on management’s best estimates and judgments. Management evaluates its estimates and assumptions on an ongoing basis using historical experience and other factors deemed appropriate. As facts and circumstances dictate, these estimates and assumptions may be adjusted. Since future events and their effects cannot be determined with precision, actual results could differ significantly from these estimates. Changes in estimates, including those resulting from continuing changes in the economic environment, will be reflected in the consolidated financial statements in the periods the estimates are changed.

2.    Summary of Significant Accounting Policies

The following table identifies our significant accounting policies presented in other Notes to Consolidated Financial Statements:

Investments	Note 4
Derivatives and Hedge Accounting	Note 5
Fair Value Measurements	Note 6
Deferred Acquisition Costs	Note 7
Reinsurance	Note 8
Reserves for Future Policy Benefits and Claims Payable and Other Contract Holder Funds	Note 9
Certain Nontraditional Long-Duration Contracts and Variable Annuity Guarantees	Note 10
Long-Term Debt	Note 11
Income Taxes	Note 13
Commitments, Contingencies, and Guarantees	Note 14
Share-Based Compensation	Note 16
Accumulated Other Comprehensive Income	Note 21

Other Significant Accounting Policies

Cash and Cash Equivalents

Cash and cash equivalents primarily include money market instruments and bank deposits.

Revenue and Expense Recognition

Premiums for traditional life insurance are reported as revenues when due. Benefits, claims and expenses are associated with earned revenues in order to recognize profit over the lives of the contracts. This association is accomplished through provisions for future policy benefits and the deferral and amortization of certain acquisition costs.

Deposits on interest-sensitive life products and investment contracts, principally deferred annuities and guaranteed investment contracts, are treated as policyholder deposits and excluded from revenue. Revenues consist primarily of investment income and charges assessed against the account value for mortality charges, surrenders, variable annuity benefit guarantees and administrative expenses. Fee income also includes revenues related to asset management fees and certain service fees. Surrender benefits are treated as repayments of the policyholder account. Annuity benefit payments are treated as reductions to the policyholder account. Death benefits in excess of the policyholder account are recognized as an expense when incurred. Expenses consist primarily of the interest credited to policyholder deposits. Other direct acquisition expenses are associated with gross profit in order to recognize profit over the life of the business. This is accomplished through deferral and amortization of acquisition costs. Expenses not related to policy acquisition are recognized when incurred.

Changes in Accounting Principles – Adopted in Current Year

In March 2020, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) 2020-04, “Reference Rate Reform (Topic 848): Facilitation of the Effects of Reference Rate Reform on Financial Reporting.” The new guidance provides optional expedients for applying GAAP to contracts and other transactions affected by reference rate reform and is effective for contract modifications made between March 12, 2020 and December 31, 2022. If certain criteria are met, an entity will not be required to remeasure or reassess contracts impacted by reference rate reform. The practical expedient allowed by this standard was elected and will be applied prospectively by the Company as reference rate reform unfolds. The contracts modified to date met the criteria for the practical expedient and therefore had no material impact on the Company’s consolidated financial statements. The Company will continue to evaluate the impacts of reference rate reform on contract modifications and other transactions through December 31, 2022.

In October 2020, the FASB issued ASU No. 2020-08, “Codification Improvements to Subtopic 310-20, Receivables—Nonrefundable Fees and Other Costs,” which clarifies an entity’s accounting responsibilities related to callable debt securities. Effective January 1, 2021, the Company adopted ASU 2020-08, which did not have a material impact on the Company’s consolidated financial statements.

In December 2019, FASB issued ASU No. 2019-12, “Income Taxes (Topic 740): Simplifying the Accounting for Income Taxes,” which includes changes to the accounting for income taxes by eliminating certain exceptions to the approach for intra-period allocation, the methodology for calculating income taxes in an interim period, and the recognition of deferred tax liabilities for outside basis differences. The amendments also simplified other areas including the accounting for franchise taxes and enacted tax laws or rates and clarified the accounting for transactions that result in the step-up in the tax basis of goodwill. Effective January 1, 2021, the Company adopted ASU 2019-12, which did not have a material impact on the Company’s consolidated financial statements.

Changes in Accounting Principles – Issued but Not Yet Adopted

In August 2018, the FASB issued ASU 2018-12, “Targeted Improvements to the Accounting for Long Duration Contracts,” which includes changes to the existing recognition, measurement, presentation and disclosure requirements for long-duration contracts issued by an insurance entity. The amendments in ASU 2018-12 contain four significant changes: 1) for the calculation of the liability for future policy benefits of nonparticipating traditional and limited-payment insurance and reinsurance contracts, cash flow assumptions and discount rates will be required to be updated at least annually; 2) market risk benefits, a new term for certain contracts or features that provide for potential benefits in addition to the account balance which exposes the insurer to other than nominal market risk, will be measured at fair value; 3) deferred acquisition costs (“DAC”) will be amortized on a constant-level basis, independent of profitability; and 4) enhanced disclosures, including quantitative information in rollforwards for balance sheet accounts, as well as information about significant inputs, judgments, assumptions and methods used in measurement will be required. ASU No. 2018-12 is effective for fiscal years beginning after December 15, 2022, with required retrospective application to January 1, 2021, and early adoption is permitted. The Company has begun its implementation efforts and is currently assessing the impact of the new guidance and does not plan to early adopt. Given the nature and extent of the required changes, the adoption of this standard is expected to have a significant impact on the Company’s consolidated financial statements and disclosures. In addition to the initial balance sheet impact upon adoption, the Company also expects a change in the pattern of future profit emergence.

3.    Segment Information

The Company has three reportable segments consisting of Retail Annuities, Institutional Products, Closed Life and Annuity Block, plus its Corporate and Other segment. These segments reflect the manner by which the Company’s chief operating decision maker views and manages the business. The following is a brief description of the Company’s reportable segments.

Retail Annuities

The Company’s Retail Annuities segment offers a variety of retirement income and savings products through its diverse suite of products, consisting primarily of variable annuities, fixed index annuities, fixed annuities, immediate payout annuities, and Registered Index-Linked Annuities ("RILA") starting in the fourth quarter of 2021. These products are distributed through various wirehouses, insurance brokers and independent broker-dealers, as well as through banks and financial institutions, primarily to high net worth investors and the mass and affluent markets.

The Company’s variable annuities represent an attractive option for retirees and soon-to-be retirees, providing access to equity market appreciation and add-on benefits, including guaranteed lifetime income. A fixed index annuity is designed for investors who desire principal protection with the opportunity to participate in capped upside investment returns linked to a reference market index. The Company also provides access to guaranteed lifetime income as an add-on benefit. A fixed annuity is a guaranteed product designed to build wealth without market exposure, through a crediting rate that is likely to be superior to interest rates offered from banks or money market funds. The Company's new RILA product offers customers exposure to market returns through market index-linked investment options, subject to a cap, and offers a variety of guarantees designed to modify or limit losses.

The financial results of the variable annuity business within the Company’s Retail Annuities segment are largely dependent on the performance of the contract holder account value, which impacts both the level of fees collected and the benefits paid to the contract holder. The financial results of the Company’s fixed annuities, including the fixed portion of its variable annuity account values, RILA and fixed index annuities, are largely dependent on the Company’s ability to earn a spread between earned investment rates on general account assets and the interest credited to contract holders.

Institutional Products

The Company’s Institutional Products consist of traditional Guaranteed Investment Contracts ("GICs"), funding agreements (including agreements issued in conjunction with the Company’s participation in the U.S. Federal Home Loan Bank ("FHLB") program) and medium-term note funding agreements. The Company’s GIC products are marketed to defined contribution pension and profit sharing retirement plans. Funding agreements are marketed to institutional investors, including corporate cash accounts and securities lending funds, as well as money market funds, and are issued to the FHLB in connection with its program.

The financial results of the Company’s institutional products business are primarily dependent on the Company’s ability to earn spreads on general account assets.

Closed Life and Annuity Blocks

The Company's Closed Life and Annuity Blocks segment is primarily composed of blocks of business that have been acquired since 2004. The segment includes various protection products, primarily whole life, universal life, variable universal life, and term life insurance products, as well as fixed, fixed index, and payout annuities. The Closed Life and Annuity Blocks segment also includes a block of group payout annuities that the Company assumed from John Hancock Life Insurance Company (USA) (“John Hancock”) and John Hancock Life Insurance Company of New York (“John Hancock NY”) through reinsurance transactions in 2018 and 2019, respectively. The Company historically offered traditional and interest-sensitive life insurance products but discontinued new sales of life insurance products in 2012, as we believe opportunistically acquiring mature blocks of life insurance policies is a more efficient means of diversifying our in-force business than selling new life insurance products.

The profitability of the Company’s Closed Life and Annuity Blocks segment is largely driven by its historical ability to appropriately price its products and purchase appropriately priced blocks of business, as realized through underwriting, expense and net gains (losses) on derivatives and investments, and the ability to earn an assumed rate of return on the assets supporting that business.

Corporate and Other

The Company’s Corporate and Other segment primarily consists of unallocated corporate income and expenses. The Corporate and Other segment also includes certain eliminations and consolidation adjustments.

Segment Performance Measurement

Segment operating revenues and pretax adjusted operating earnings are non-GAAP financial measures that management believes are critical to the evaluation of the financial performance of the Company’s segments. The Company uses the same accounting policies and procedures to measure segment pretax adjusted operating earnings as used in its reporting of consolidated net income. Its primary measure is pretax adjusted operating earnings, which is defined as net income recorded in accordance with GAAP, excluding certain items that may be highly variable from period to period due to accounting treatment under GAAP, or that are non-recurring in nature, as well as certain other revenues and expenses which are not considered to drive underlying performance. Operating revenues and pretax adjusted operating earnings should not be used as a substitute for revenues and net income as calculated in accordance with GAAP.

Pretax adjusted operating earnings equals net income adjusted to eliminate the impact of the following items:

•Fees Attributable to Guarantee Benefits: fees paid in conjunction with guaranteed benefit features offered for certain of our variable annuities and fixed index annuities are set at a level intended to mitigate the cost of hedging and funding the liabilities associated with such guaranteed benefit features. The full amount of the fees attributable to guaranteed benefit features have been excluded from pretax adjusted operating earnings as the related net movements in freestanding derivatives and net reserve and embedded derivative movements, as described below, have been excluded from pretax adjusted operating earnings. This presentation of our earnings is intended to directly align revenue and related expenses associated with the guaranteed benefit features;

•    Net Movement in Freestanding Derivatives, except earned income (periodic settlements and changes in settlement accruals) on derivatives that are hedges of investments, but do not qualify for hedge accounting treatment: changes in the fair value of our freestanding derivatives used to manage the risk associated with our life and annuity reserves, including those arising from the guaranteed benefit features offered for certain variable annuities and fixed index annuities. Net movements in freestanding derivatives have been excluded from pretax adjusted operating earnings as the market value of these derivatives may vary significantly from period to period as a result of near-term market conditions and therefore are not directly comparable or reflective of the underlying performance of our business;

•    Net Reserve and Embedded Derivative Movements: changes in the valuation of certain life and annuity reserves, a portion of which are accounted for as embedded derivative instruments, and which are primarily composed of variable and fixed index annuity reserves, including those arising from the guaranteed benefit features offered for certain of our variable annuities. Net reserve and embedded derivative movements have been excluded from pretax adjusted operating earnings as the carrying values of these derivatives may vary significantly from period to period as the result of near-term market conditions and policyholder behavior-related inputs and therefore are not directly comparable or reflective of the underlying performance of our business. Movements in reserves attributable to the current period claims and benefit payments in excess of a customer’s account value on these policies are also excluded from pretax adjusted operating earnings as these benefit payments are affected by near-term market conditions and policyholder behavior-related inputs and therefore may vary significantly from period to period;

•    DAC and DSI Impact: amortization of deferred acquisition costs and deferred sales inducements associated with the items excluded from pretax adjusted operating earnings;

•    Assumption changes: the impact on the valuation of Net Derivative and Reserve Movements, including amortization on DAC, arising from changes in underlying actuarial assumptions;

•    Net Realized Investment Gains and Losses including change in fair value of funds withheld embedded derivative: Realized investment gains and losses associated with the periodic sales or disposals of securities, excluding those held within our trading portfolio, as well as impairments of securities, after adjustment for the non-credit component of the impairment charges and change in fair value of funds withheld embedded derivative related to the Athene Reinsurance Transaction;

•    Loss on Athene Reinsurance Transaction: includes contractual ceding commission, cost of reinsurance write-off and DAC and DSI write-off related to the Athene Reinsurance Transaction;

•    Net investment income on funds withheld assets: includes net investment income on funds withheld assets related to funds withheld reinsurance transactions; and

•    Income taxes.

As detailed above, the fees attributed to guaranteed benefits, the associated movements in optional guaranteed benefit liabilities, and related claims and benefit payments are excluded from pretax adjusted operating earnings, as the Company believes this approach appropriately removes the impact to both revenue and expenses associated with the guaranteed benefit features that are offered for certain variable annuities and fixed index annuities.

Set forth in the tables below is certain information with respect to the Company’s segments, as described above (in millions):

For the Year Ended December 31, 2021	Retail Annuities	Closed Life and Annuity Blocks	Institutional Products	Corporate and Other	Total Consolidated
Operating Revenues
Fee income	$4,236	$492	$—	$—	$4,728
Premiums	—	119	—	—	119
Net investment income	669	925	260	44	1,898
Income on operating derivatives	52	72	(3)	32	153
Other income	47	39	—	7	93
Total Operating Revenues	5,004	1,647	257	83	6,991

Operating Benefits and Expenses
Death, other policy benefits and change in policy reserves, net of deferrals	(45)	839	—	—	794
Interest credited on other contract holder funds, net of deferrals (1)	261	412	188	—	861
Interest expense (1)	22	—	—	—	22
Operating costs and other expenses, net of deferrals	2,038	163	5	36	2,242
Deferred acquisition and sales inducements amortization	198	14	—	34	246
Total Operating Benefits and Expenses	2,474	1,428	193	70	4,165

Pretax Adjusted Operating Earnings	$2,530	$219	$64	$13	$2,826
(1)     Interest expense recorded for institutional products has been reclassified to interest credited on other contract holder funds for the year-ended December 31, 2021.

For the Year Ended December 31, 2020	Retail Annuities	Closed Life and Annuity Blocks	Institutional Products	Corporate and Other	Total Consolidated
Operating Revenues
Fee income	$3,470	$513	$—	$—	$3,983
Premiums	—	143	—	—	143
Net investment income	922	757	355	(45)	1,989
Income on operating derivatives	48	58	—	21	127
Other income	30	26	1	7	64
Total Operating Revenues	4,470	1,497	356	(17)	6,306

Operating Benefits and Expenses
Death, other policy benefits and change in policy reserves, net of deferrals	54	867	—	—	921
Interest credited on other contract holder funds, net of deferrals	524	428	250	—	1,202
Interest expense	28	—	16	—	44
Operating costs and other expenses, net of deferrals	1,811	169	5	25	2,010
Deferred acquisition and sales inducements amortization	61	17	—	20	98
Total Operating Benefits and Expenses	2,478	1,481	271	45	4,275

Pretax Adjusted Operating Earnings	$1,992	$16	$85	$(62)	$2,031

For the Year Ended December 31, 2019	Retail Annuities	Closed Life and Annuity Blocks	Institutional Products	Corporate and Other	Total Consolidated
Operating Revenues
Fee income	$3,406	$528	$—	$—	$3,934
Premiums	—	550	—	—	550
Net investment income	1,491	802	450	(55)	2,688
Income on operating derivatives	39	26	—	8	73
Other income	1	59	—	11	71
Total Operating Revenues	4,937	1,965	450	(36)	7,316

Operating Benefits and Expenses
Death, other policy benefits and change in policy reserves, net of deferrals	27	1,390	—	—	1,417
Interest credited on other contract holder funds, net of deferrals	897	444	291	—	1,632
Interest expense	35	—	49	—	84
Operating costs and other expenses, net of deferrals	1,757	107	4	39	1,907
Deferred acquisition and sales inducements amortization	(62)	19	—	1	(42)
Total Operating Benefits and Expenses	2,654	1,960	344	40	4,998

Pretax Adjusted Operating Earnings	$2,283	$5	$106	$(76)	$2,318

Intersegment eliminations in the above tables are included in the Corporate and Other segment. These include the elimination of investment income between Retail Annuities and the Corporate and Other segment.

The following table summarizes the reconciling items from the non-GAAP measure of operating revenues to the GAAP measure of total revenues attributable to the Company (in millions):

	Years Ended December 31,
	2021	2020	2019
Total operating revenues	6,991	6,306	$7,316
Fees attributed to variable annuity benefit reserves	2,854	2,509	2,377
Net gains (losses) on derivatives and investments	(2,633)	(6,582)	(6,789)
Net investment income on funds withheld assets	1,188	792	330
Total revenues (1)	$8,400	$3,025	$3,234
(1) Substantially all of the Company's revenues originated in the United States. There were no individual customers that exceeded 10% of total revenues.

The following table summarizes the reconciling items from the non-GAAP measure of operating benefits and expenses to the GAAP measure of total benefits and expenses attributable to the Company (in millions):

	Years Ended December 31,
	2021	2020	2019
Total operating benefits and expenses	4,165	4,275	$4,998
Benefits attributed to variable annuity benefit reserves	119	150	132
Amortization of DAC and DSI related to non-operating revenues and expenses	275	(1,253)	(939)
SOP 03-1 reserve movements	(22)	164	(119)
Athene reinsurance transaction	—	2,082	—
Total benefits and expenses	$4,537	$5,418	$4,072

The following table summarizes the reconciling items, net of deferred acquisition costs and deferred sales inducements, from the non-GAAP measure of pretax adjusted operating earnings to the GAAP measure of net income attributable to the Company (in millions):

	Years Ended December 31,
	2021	2020	2019
Pretax adjusted operating earnings	$2,826	$2,031	$2,318
Non-operating adjustments (income) loss:
Fees attributable to guarantee benefit reserves	2,854	2,509	2,377
Net movement in freestanding derivatives	(5,675)	(4,661)	(6,595)
Net reserve and embedded derivative movements	2,753	(3,184)	60
DAC and DSI impact	(266)	1,261	898
Assumption changes	24	128	(81)
Net realized investment gains (losses) including change in fair value of funds withheld embedded derivative	159	813	(145)
Loss on funds withheld reinsurance transaction	—	(2,082)	—
Net investment income on funds withheld assets	1,188	792	330
Pretax income (loss)	3,863	(2,393)	(838)
Income tax expense (benefit)	616	(841)	(373)
Net income (loss)	$3,247	$(1,552)	$(465)

The following table summarizes total assets by segment (in millions):

	December 31,
	2021	2020
Retail Annuities	$326,953	$304,103
Closed Life and Annuity Blocks	32,508	34,121
Institutional Products	10,713	13,688
Corporate and Other	1,871	(448)
Total Assets	$372,045	$351,464

4.    Investments

Investments are comprised primarily of fixed-income securities and loans, primarily publicly-traded corporate and government bonds, asset-backed securities and mortgage loans. Asset-backed securities include mortgage-backed and other structured securities. The Company generates the majority of its general account deposits from interest-sensitive individual annuity contracts, life insurance products and institutional products on which it has committed to pay a declared rate of interest. The Company's strategy of investing in fixed-income securities and loans aims to ensure matching of the asset yield with the amounts credited to the interest-sensitive liabilities and to earn a stable return on its investments.

Debt Securities

Debt securities consist primarily of bonds, notes, and asset-backed securities. Acquisition discounts and premiums on debt securities are amortized into investment income through call or maturity dates using the effective interest method. Discounts and premiums on asset-backed securities are amortized over the estimated redemption period. Certain asset-backed securities for which the Company might not recover substantially all of its recorded investment are accounted for on a prospective basis according to changes in the estimated future cash flows.

Debt securities are generally classified as available-for-sale and are carried at fair value. For debt securities in an unrealized loss position, for which the Company deems an impairment necessary, the amortized cost may be written down to fair value through net gains (losses) on derivatives and investments, or an allowance for credit loss (“ACL”) may be recorded along with a charge to net gains (losses) on derivatives and investments.

The following table sets forth the composition of the fair value of debt securities at December 31, 2021 and 2020, classified by rating categories as assigned by nationally recognized statistical rating organizations (“NRSRO”), the National Association of Insurance Commissioners (“NAIC”), or if not rated by such organizations, the Company’s affiliated investment advisor. The Company uses the second lowest rating by an NRSRO when NRSRO ratings are not equivalent and, for purposes of the table, if not otherwise rated by a NRSRO, the NAIC rating of a security is converted to an equivalent NRSRO-style rating. At December 31, 2021 and 2020, the carrying value of investments rated by the Company’s affiliated investment advisor totaled $13 million and $960 million, respectively.

	Percent of Total Debt Securities Carrying Value
	December 31,
Investment Rating	2021	2020
AAA	15.0%	19.3%
AA	10.0%	8.3%
A	29.4%	31.1%
BBB	42.0%	38.2%
Investment grade	96.4%	96.9%
BB	2.8%	2.4%
B and below	0.8%	0.7%
Below investment grade	3.6%	3.1%
Total debt securities	100.0%	100.0%

At December 31, 2021, based on ratings by NRSROs, of the total carrying value of debt securities in an unrealized loss position, 76% were investment grade, 2% were below investment grade and 22% were not rated. Unrealized losses on debt securities that were below investment grade or not rated were approximately 16% of the aggregate gross unrealized losses on available-for-sale debt securities.

At December 31, 2020, based on ratings by NRSROs, of the total carrying value of debt securities in an unrealized loss position, 82% were investment grade, 2% were below investment grade and 16% were not rated. Unrealized losses on debt securities that were below investment grade or not rated were approximately 18% of the aggregate gross unrealized losses on available-for-sale debt securities.

Corporate securities in an unrealized loss position were diversified across industries in both 2021 and 2020. As of December 31, 2021, the industries accounting for the largest percentage of unrealized losses included financial services (16% of corporate gross unrealized losses) and consumer goods (15%). The largest unrealized loss related to a single corporate obligor was $16 million at December 31, 2021. As of December 31, 2020, the industries accounting for the largest percentage of unrealized losses included financial services (36% of corporate gross unrealized losses) and energy (19%). The largest unrealized loss related to a single corporate obligor was $14 million at December 31, 2020.

At December 31, 2021 and 2020, the amortized cost, gross unrealized gains and losses, fair value, and ACL of debt securities, including securities carried at fair value under the fair value option, were as follows (in millions):

		Allowance	Gross	Gross
	Amortized	for	Unrealized	Unrealized	Fair
December 31, 2021	Cost (1)	Credit Loss	Gains	Losses	Value
U.S. government securities	$4,515	$—	$97	$301	$4,311
Other government securities	1,489	—	147	17	1,619
Public utilities	6,016	—	669	25	6,660
Corporate securities	27,817	—	1,673	236	29,254
Residential mortgage-backed	514	2	45	3	554
Commercial mortgage-backed	1,960	—	75	6	2,029
Other asset-backed securities	6,985	7	71	23	7,026
Total debt securities	$49,296	$9	$2,777	$611	$51,453

		Allowance	Gross	Gross
	Amortized	for	Unrealized	Unrealized	Fair
December 31, 2020	Cost (1)	Credit Loss	Gains	Losses	Value
U.S. government securities	$5,073	$—	$162	$115	$5,120
Other government securities	1,497	—	201	1	1,697
Public utilities	6,225	—	1,026	2	7,249
Corporate securities	31,846	—	3,284	42	35,088
Residential mortgage-backed	893	—	74	1	966
Commercial mortgage-backed	3,069	—	248	4	3,313
Other asset-backed securities	5,617	14	101	5	5,699
Total debt securities	$54,220	$14	$5,096	$170	$59,132

(1) Amortized cost, apart from the carrying value for securities carried at fair value under the fair value option.

The amortized cost, allowance for credit losses, gross unrealized gains and losses, and fair value of debt securities at December 31, 2021, by contractual maturity, are shown below (in millions). Actual maturities may differ from contractual maturities where securities can be called or prepaid with or without early redemption penalties.

		Allowance	Gross	Gross
	Amortized	for	Unrealized	Unrealized	Fair
	Cost (1)	Credit Loss	Gains	Losses	Value
Due in 1 year or less	$894	$—	$15	$—	$909
Due after 1 year through 5 years	7,668	—	381	24	8,025
Due after 5 years through 10 years	13,177	—	739	107	13,809
Due after 10 years through 20 years	9,102	—	845	171	9,776
Due after 20 years	8,996	—	606	277	9,325
Residential mortgage-backed	514	2	45	3	554
Commercial mortgage-backed	1,960	—	75	6	2,029
Other asset-backed securities	6,985	7	71	23	7,026
Total	$49,296	$9	$2,777	$611	$51,453
(1) Amortized cost, apart from the carrying value for securities carried at fair value under the fair value option.

Securities with a carrying value of $116 million and $123 million at December 31, 2021 and 2020, respectively, were on deposit with regulatory authorities, as required by law in various states in which business is conducted.

Residential mortgage-backed securities (“RMBS”) include certain RMBS that are collateralized by residential mortgage loans and are neither explicitly nor implicitly guaranteed by U.S. government agencies (“non-agency RMBS”). The Company’s non-agency RMBS include investments in securities backed by prime, Alt-A, and subprime loans as follows (in millions):

		Allowance	Gross	Gross
	Amortized	for	Unrealized	Unrealized	Fair
December 31, 2021	Cost (1)	Credit Loss	Gains	Losses	Value
Prime	$227	$1	$10	$2	$234
Alt-A	94	1	21	—	114
Subprime	39	—	13	—	52
Total non-agency RMBS	$360	$2	$44	$2	$400

		Allowance	Gross	Gross
	Amortized	for	Unrealized	Unrealized	Fair
December 31, 2020	Cost (1)	Credit Loss	Gains	Losses	Value
Prime	$286	$—	$17	$1	$302
Alt-A	122	—	25	—	147
Subprime	61	—	14	—	75
Total non-agency RMBS	$469	$—	$56	$1	$524

(1) Amortized cost, apart from carrying value for securities carried at fair value under the fair value option.

The Company defines its exposure to non-agency residential mortgage loans as follows:

•Prime loan-backed securities are collateralized by mortgage loans made to the highest rated borrowers.
•Alt-A loan-backed securities are collateralized by mortgage loans made to borrowers who lack credit documentation or necessary requirements to obtain prime borrower rates.
•Subprime loan-backed securities are collateralized by mortgage loans made to borrowers that have a FICO score of 660 or lower.

The following table summarizes the number of securities, fair value and the gross unrealized losses of debt securities, aggregated by investment category and length of time that individual debt securities have been in a continuous loss position (dollars in millions):

	December 31, 2021			December 31, 2020
	Less than 12 months			Less than 12 months
	Gross	Fair Value		Gross	Fair Value
	Unrealized		# of	Unrealized		# of
	Losses		securities	Losses		securities
U.S. government securities	$2	$107	16	$115	$3,945	7
Other government securities	17	252	23	1	89	7
Public utilities	18	712	92	2	147	17
Corporate securities	178	6,266	722	41	1,391	152
Residential mortgage-backed	3	174	109	1	35	28
Commercial mortgage-backed	5	314	37	4	152	13
Other asset-backed securities	22	3,250	338	1	824	93
Total temporarily impaired securities	$245	$11,075	1,337	$165	$6,583	317

	12 months or longer			12 months or longer
	Gross	Fair Value		Gross	Fair Value
	Unrealized		# of	Unrealized		# of
	Losses		securities	Losses		securities
U.S. government securities	$299	$3,190	7	$—	$—	—
Other government securities	—	4	2	—	—	—
Public utilities	7	99	8	—	—	—
Corporate securities	58	661	69	1	3	3
Residential mortgage-backed	—	11	12	—	2	4
Commercial mortgage-backed	1	30	3	—	10	1
Other asset-backed securities	1	11	3	4	47	5
Total temporarily impaired securities	$366	$4,006	104	$5	$62	13

	Total			Total
	Gross	Fair Value		Gross	Fair Value
	Unrealized		# of	Unrealized		# of
	Losses		securities	Losses		securities
U.S. government securities	$301	$3,297	21	$115	$3,945	7
Other government securities	17	256	25	1	89	7
Public utilities	25	811	97	2	147	17
Corporate securities (1)	236	6,927	770	42	1,394	155
Residential mortgage-backed	3	185	121	1	37	32
Commercial mortgage-backed	6	344	39	4	162	14
Other asset-backed securities	23	3,261	341	5	871	98
Total temporarily impaired securities	$611	$15,081	1,414	$170	$6,645	330
(1) Certain corporate securities contain multiple lots and fit the criteria of both aging groups.

Debt securities in an unrealized loss position as of December 31, 2021 did not require an impairment recognized in earnings as the Company did not intend to sell these debt securities, it is not more likely than not that the Company will be required to sell these securities before recovery of their amortized cost basis, and the difference in the fair value compared to the amortized cost was due to factors other than credit loss. Based upon this evaluation, the Company believes it has the ability to generate adequate amounts of cash from normal operations to meet cash requirements with a reasonable margin of safety without requiring the sale of impaired securities.

As of December 31, 2021, unrealized losses associated with debt securities are primarily due to widening credit spreads or rising risk-free rates since purchase. The Company performed a detailed analysis of the financial performance of the underlying issues in an unrealized loss position and determined that recovery of the entire amortized cost of each impaired security is expected. In addition, mortgage-backed and asset-backed securities were assessed for credit impairment using a cash flow model that incorporates key assumptions including default rates, severities, and prepayment rates. The Company estimated losses for a security by forecasting the underlying loans in each transaction. The forecasted loan performance was used to project cash flows to the various tranches in the structure, as applicable. The forecasted cash flows also considered, as applicable, independent industry analyst reports and forecasts, and other independent market data. Based upon this assessment of the expected credit losses of the security given the performance of the underlying collateral compared to subordination or other credit enhancement, the Company expects to recover the entire amortized cost of each impaired security.

Evaluation of Available-for-Sale Debt Securities for Credit Loss

For debt securities in an unrealized loss position, management first assesses whether the Company has the intent to sell, or whether it is more likely than not it will be required to sell the security before the amortized cost basis is fully recovered. If either criteria is met, the amortized cost is written down to fair value through net gains (losses) on derivatives and investments as an impairment.

Debt securities in an unrealized loss position for which the Company does not have the intent to sell or is not more likely than not to sell the security before recovery to amortized cost are further evaluated to determine if the cause of the decline in fair value resulted from credit losses or other factors, which includes estimates about the operations of the issuer and future earnings potential.

The credit loss evaluation may consider the extent to which the fair value is below amortized cost; changes in ratings of the security; whether a significant covenant related to the security has been breached; or an issuer has filed or indicated a possibility of filing for bankruptcy, has missed or announced it intends to miss a scheduled interest or principal payment, or has experienced a specific material adverse change that may impair its creditworthiness; judgments about an obligor’s current and projected financial position; an issuer’s current and projected ability to service and repay its debt obligations; the existence of, and realizable value of, any collateral backing the obligations; and the macro-economic and micro-economic outlooks for specific industries and issuers.

In addition to the above, the credit loss review of investments in asset-backed securities includes the review of future estimated cash flows, including expected and stress case scenarios, to identify potential shortfalls in contractual payments. These estimated cash flows are developed using available performance indicators from the underlying assets including current and projected default or delinquency rates, levels of credit enhancement, current subordination levels, vintage, expected loss severity and other relevant characteristics. These estimates reflect a combination of data derived by third parties and internally developed assumptions. Where possible, this data is benchmarked against third-party sources.

For mortgage-backed securities, credit losses are assessed using a cash flow model that estimates the cash flows on the underlying mortgages, using the security-specific collateral characteristics and transaction structure. The model estimates cash flows from the underlying mortgage loans and distributes those cash flows to various tranches of securities, considering the transaction structure and any subordination and credit enhancements existing in that structure. The cash flow model incorporates actual cash flows on the mortgage-backed securities through the current period and then projects the remaining cash flows using a number of assumptions, including prepayment timing, default rates and loss severity. Specifically, for prime and Alt-A RMBS, the assumed default percentage is dependent on the severity of delinquency status, with foreclosures and real estate owned receiving higher rates, but also includes the currently performing loans.

These estimates reflect a combination of data derived by third parties and internally developed assumptions. Where possible, this data is benchmarked against other third-party sources. In addition, these estimates are extrapolated along a default timing curve to estimate the total lifetime pool default rate. When a credit loss is determined to exist and the present value of cash flows expected to be collected is less than the amortized cost of the security, an allowance for credit loss is recorded along with a charge to net gains (losses) on derivatives and investments, limited by the amount that the fair value is less than amortized cost. Any remaining unrealized loss after recording the allowance for credit loss is the non-credit amount and is recorded to other comprehensive income.

The rollforward of the allowance for credit loss for available-for-sale securities by sector is as follows (in millions):

December 31, 2021	US government securities	Other government securities	Public utilities	Corporate securities	Residential mortgage-backed	Commercial mortgage-backed	Other asset-backed securities	Total
Balance at January 1, 2021	$—	$—	$—	$—	$—	$—	$14	$14
Additions for which credit loss was not previously recorded	—	—	—	—	2	—	—	2
Changes for securities with previously recorded credit loss	—	—	—	—	—	—	9	9
Additions for purchases of PCD debt securities (1)	—	—	—	—	—	—	—	—
Reductions from charge-offs	—	—	—	—	—	—	—	—
Reductions for securities disposed	—	—	—	—	—	—	(16)	(16)
Securities intended/required to be sold before recovery of amortized cost basis	—	—	—	—	—	—	—	—
Balance at December 31, 2021 (2)	$—	$—	$—	$—	$2	$—	$7	$9

December 31, 2020	US government securities	Other government securities	Public utilities	Corporate securities	Residential mortgage-backed	Commercial mortgage-backed	Other asset-backed securities	Total
Balance at January 1, 2020	$—	$—	$—	$—	$—	$—	$—	$—
Additions for which credit loss was not previously recorded	—	—	—	—	—	—	17	17
Changes for securities with previously recorded credit loss	—	—	—	—	—	—	(3)	(3)
Additions for purchases of PCD debt securities (1)	—	—	—	—	—	—	—	—
Reductions from charge-offs	—	—	—	—	—	—	—	—
Reductions for securities disposed	—	—	—	—	—	—	—	—
Securities intended/required to be sold before recovery of amortized cost basis	—	—	—	—	—	—	—	—
Balance at December 31, 2020 (2)	$—	$—	$—	$—	$—	$—	$14	$14

(1) Represents purchased credit-deteriorated ("PCD") fixed maturity available-for-sale securities.
(2) Accrued interest receivable on debt securities totaled $373 million and $433 million as of December 31, 2021 and 2020, respectively, and was excluded from the determination of credit losses for the years ended December 30, 2021 and 2020.

The allowance for credit loss for specific debt securities may be increased or reversed in subsequent periods due to changes in the assessment of the present value of cash flows that are expected to be collected. Any changes to the allowance for credit loss is recorded as a provision for (or reversal of) credit loss expense in net gains (losses) on derivatives and investments.

When all, or a portion, of a security is deemed uncollectible, the uncollectible portion is written-off with an adjustment to amortized cost and a corresponding reduction to the allowance for credit losses.

Accrued interest receivables are presented separate from the amortized cost basis of debt securities. Accrued interest receivables that are determined to be uncollectible are written off with a corresponding reduction to net investment income. No accrued interest was written off during the years ended December 31, 2021 and 2020.

Net Investment Income

The sources of net investment income were as follows (in millions):

	Years Ended December 31,
	2021	2020	2019
Debt securities (1)	$1,063	$1,579	$2,132
Equity securities	8	(4)	22
Mortgage loans	319	365	392
Policy loans	73	79	89
Limited partnerships	559	105	184
Other investment income	14	14	42
Total investment income excluding funds withheld assets	2,036	2,138	2,861

Net investment income on funds withheld assets (see Note 8)	1,188	792	330

Investment expenses:
Derivative trading commission	(3)	(5)	(4)
Depreciation on real estate	(11)	(11)	(11)
Other investment expenses (2)	(124)	(133)	(158)
Total investment expenses	(138)	(149)	(173)
Net investment income	$3,086	$2,781	$3,018
(1) Includes unrealized gains and losses on securities for which the Company elected the fair value option.
(2) Includes interest expense and market appreciation on deferred compensation; investment software expense, custodial fees, and other bank fees; institutional product issuance related expenses; and other expenses.

Investment income is not accrued on securities in default and otherwise where the collection is uncertain. In these cases, receipts of interest on such securities are used to reduce the cost basis of the securities.

Unrealized gains (losses) included in investment income that were recognized on equity securities held were $2 million, $(2) million and $6 million, for the years ended December 31, 2021, 2020 and 2019, respectively. Investment income (expense) of $(3) million, $(25) million and $(40) million was recognized on securities carried at fair value recorded through income for the years ended December 31, 2021, 2020 and 2019, respectively.

Net Gains (Losses) on Derivatives and Investments

Realized gains and losses on sales of investments are recognized in income at the date of sale and are determined using the specific cost identification method.

The following table summarizes net gains (losses) on derivatives and investments (in millions):

	Years Ended December 31,
	2021	2020	2019
Available-for-sale securities
Realized gains on sale	$168	$772	$302
Realized losses on sale	(88)	(195)	(107)
Credit loss income (expense)	(10)	(14)	—
Gross impairments	—	(27)	(2)
Credit loss income (expense) on mortgage loans	62	(61)	—
Other (1)	49	(102)	(9)
Net gains (losses) excluding derivatives and funds withheld assets	181	373	184
Net gains (losses) on derivative instruments (see Note 5)	(2,640)	(7,267)	(6,571)
Net gains (losses) on funds withheld reinsurance treaties (see Note 8)	(21)	440	(330)
Total net gains (losses) on derivatives and investments	$(2,480)	$(6,454)	$(6,717)

(1) Includes the foreign currency gain or loss related to foreign denominated trust instruments supporting funding agreements.
Net gains (losses) on funds withheld reinsurance treaties represents income (loss) from the sale of investments held in segregated funds withheld accounts in support of reinsurance agreements for which Jackson retains legal ownership of the underlying investments. These gains (losses) are increased or decreased by changes in the embedded derivative liability related to the Athene Reinsurance Agreement and also include (i) changes in the related funds withheld payable, as all economic performance of the investments held in the segregated accounts inure to the benefit of the reinsurers under the respective reinsurance agreements with each reinsurer, and (ii) amortization of the difference between book value and fair value of the investments as of the effective date of the reinsurance agreements with each reinsurer.

The aggregate fair value of securities sold at a loss for the years ended December 31, 2021, 2020 and 2019 was $2,600 million, $7,608 million and $2,305 million, which was approximately 95%, 97% and 96% of book value, respectively.

Proceeds from sales of available-for-sale debt securities were $9,600 million, $25,533 million, and $6,520 million during the years ended December 31, 2021, 2020 and 2019, respectively.

There are inherent uncertainties in assessing the fair values assigned to the Company’s investments. The Company’s reviews of net present value and fair value involve several criteria including economic conditions, credit loss experience, other issuer-specific developments and estimated future cash flows. These assessments are based on the best available information at the time. Factors such as market liquidity, the widening of bid/ask spreads and a change in the cash flow assumptions can contribute to future price volatility. If actual experience differs negatively from the assumptions and other considerations used in the consolidated financial statements, unrealized losses currently reported in accumulated other comprehensive income may be recognized in the consolidated income statements in future periods.

The Company currently has no intent to sell securities with unrealized losses considered to be temporary until they mature or recover in value and believes that it has the ability to do so. However, if the specific facts and circumstances surrounding an individual security, or the outlook for its industry sector change, the Company may sell the security prior to its maturity or recovery and realize a loss.

Unconsolidated VIEs

The Company invests in certain LPs and LLCs that it has concluded are VIEs. Based on the analysis of these entities, the Company is not the primary beneficiary of the VIEs as it does not have the power to direct the activities of the VIE that most significantly impact the VIE’s economic performance. In addition, the Company does not have the obligation to absorb losses or the right to receive benefits that could potentially be significant to the entities. Therefore, the Company does not consolidate these VIEs and the carrying amounts of the Company’s investments in these LPs and LLCs are recognized in other invested assets on the consolidated balance sheets. Unfunded capital commitments for these investments are detailed in Note 14. The Company’s exposure to loss is limited to the capital invested and unfunded capital commitments related to the LPs/LLCs, which was $3,347 million and $2,598 million as of December 31, 2021 and 2020, respectively. The capital invested in an LP or LLC equals the original capital contributed, increased for additional capital contributed after the initial investment, and reduced for any returns of capital from the LP or LLC. LPs and LLCs are carried at fair value.

The Company invests in certain mutual funds that it has concluded are VIEs. Based on the analysis of these entities, the Company is not the primary beneficiary of the VIEs. Mutual funds for which the Company does not have the obligation to absorb losses or the right to receive benefits that could potentially be significant to the entities are recognized in equity securities on the consolidated balance sheets and were $139 million and $130 million as of December 31, 2021 and 2020, respectively. The Company’s maximum exposure to loss on these mutual funds is limited to the amortized cost for these investments.

The Company makes investments in structured debt securities issued by VIEs for which they are not the manager. These structured debt securities include RMBS, CMBS, and asset-backed securities ("ABS"). The Company does not consolidate the securitization trusts utilized in these transactions because they do not have the power to direct the activities that most significantly impact the economic performance of these securitization trusts. The Company does not consider its continuing involvement with these VIEs to be significant because they either invest in securities issued by the VIE and were not involved in the design of the VIE or no transfers have occurred between the Company and the VIE. The Company’s maximum exposure to loss on these structured debt securities is limited to the amortized cost of these investments. The Company does not have any further contractual obligations to the VIE. The Company recognizes the variable interest in these VIEs at fair value on the consolidated balance sheets.

Commercial and Residential Mortgage Loans

Commercial and residential mortgage loans are generally carried at the aggregate unpaid principal balance, adjusted for any applicable unamortized discount or premium, or ACL. Acquisition discounts and premiums on mortgage loans are amortized into investment income through maturity dates using the effective interest method. Interest income is accrued on the principal balance of the loan based on the loan’s contractual interest rate. Interest income and amortization of premiums and discounts are reported in net investment income along with prepayment fees and mortgage loan fees, which are recorded as incurred.

Commercial mortgage loans of $10.5 billion and $10.2 billion at December 31, 2021 and 2020, respectively, are reported net of an allowance for credit losses of $85 million and $165 million at each date, respectively. At December 31, 2021, commercial mortgage loans were collateralized by properties located in 38 states, the District of Columbia, and Europe. Accrued interest receivable on commercial mortgage loans was $32 million and $32 million at December 31, 2021 and December 31, 2020, respectively.

Residential mortgage loans of $939 million and $449 million at December 31, 2021 and 2020, respectively, are reported net of an allowance for credit losses of $9 million and $14 million at each date, respectively. Loans were collateralized by properties located in 50 states, the District of Columbia, Mexico, and Europe. Accrued interest receivable on residential mortgage loans was $13 million and $3 million at December 31, 2021 and December 31, 2020, respectively.

Mortgage Loan Concessions

In response to the adverse economic impact of the COVID-19 pandemic, the Company granted concessions to certain of its commercial mortgage loan borrowers, including payment deferrals and other loan modifications. The Company has elected the option under the Coronavirus Aid, Relief, and Economic Security Act, the Consolidated Appropriations Act of 2021, and the Interagency Statement on Loan Modifications and Reporting for Financial Institutions Working with Customers Affected by the Coronavirus (Revised) issued by bank regulatory agencies, not to account for or report qualifying concessions as troubled debt restructurings and does not classify such loans as past due during the payment deferral period. Additionally, in accordance with the FASB’s published response to a COVID-19 Pandemic technical inquiry, the Company continues to accrue interest income on such loans that have deferred payment. For some commercial mortgage loan borrowers (principally in the hotel and retail sectors), the Company granted concessions which were primarily interest and/or principal payment deferrals generally ranging from 6 to 14 months and, to a much lesser extent, maturity date extensions. Repayment periods are generally within one year but may extend until maturity date. Deferred commercial mortgage loan interest and principal payments were $9 million at December 31, 2021. The concessions granted had no impact on the Company’s results of operations or financial position as the Company has not granted concessions that would have been disclosed and accounted for as troubled debt restructurings.

Evaluation for Credit Losses on Mortgage Loans

The Company reviews mortgage loans on a quarterly basis to estimate the ACL with changes in the ACL recorded in net gains (losses) on derivatives and investments. Apart from an ACL recorded on individual mortgage loans where the borrower is experiencing financial difficulties, the Company records an ACL on the pool of mortgage loans based on lifetime expected credit losses. The Company utilizes a third-party forecasting model to estimate lifetime expected credit losses at a loan level for commercial mortgage loans. The model forecasts net operating income and property values for the economic scenario selected. The debt service coverage ratios (“DSCR”) and loan to values (“LTV”) are calculated over the forecastable period by comparing the projected net operating income and property valuations to the loan payment and principal amounts of each loan. The model utilizes historical mortgage loan performance based on DSCRs and LTV to derive probability of default and expected losses based on the economic scenario that is similar to the Company’s expectations of economic factors such as unemployment, GDP growth, and interest rates. The Company determined the forecastable period to be reasonable and supportable for a period of two years beyond the end of the reporting period. Over the following one-year period, the model reverts to the historical performance of the portfolio for the remainder of the contractual term of the loans. In cases where the Company does not have an appropriate length of historical performance, the relevant historical rate from an index or the lifetime expected credit loss calculated from the model may be used.

Unfunded commitments are included in the model and an ACL is determined accordingly. Credit loss estimates are pooled by property type and the Company does not include accrued interest in the determination of ACL.

For individual loans or for types of loans for which the third-party model is deemed not suitable, the Company utilizes relevant current market data, industry data, and publicly available historical loss rates to calculate an estimate of the lifetime expected credit loss.

Mortgage loans on real estate deemed uncollectible are charged against the ACL, and subsequent recoveries, if any, are credited to the ACL, limited to the aggregate of amounts previously charged-off and expected to be charged-off. Mortgage loans on real estate are presented net of the allowance for credit losses on the consolidated balance sheets.

The following table provides a summary of the allowance for credit losses in the Company’s mortgage loan portfolios (in millions):

December 31, 2021	Apartment	Hotel	Office	Retail	Warehouse	Residential Mortgage	Total
Balance at January 1, 2021	$58	$34	$25	$24	$24	$14	$179
Charge offs, net of recoveries	—	—	—	—	—	—	—
Additions from purchase of PCD mortgage loans	—	—	—	—	—	—	—
Provision (release)	(39)	(25)	3	(7)	(12)	(5)	(85)
Balance at December 31, 2021 (1)	$19	$9	$28	$17	$12	$9	$94

December 31, 2020	Apartment	Hotel	Office	Retail	Warehouse	Residential Mortgage	Total
Balance at January 1, 2020	$4	$1	$1	$2	$1	$—	$9
Cumulative effect of change in accounting principle	24	5	8	10	15	—	62
Charge offs, net of recoveries	—	—	—	—	—	—	—
Additions from purchase of PCD mortgage loans	—	—	—	—	—	—	—
Provision (release)	30	28	16	12	8	14	108
Balance at December 31, 2020 (1)	$58	$34	$25	$24	$24	$14	$179

(1) Accrued interest receivable totaled $44 million and $35 million as of December 31, 2021 and 2020, respectively, and was excluded from the determination of credit losses.
Accrued interest receivables are presented separate from the amortized cost of mortgage loans. An ACL is not estimated on an accrued interest receivable, rather receivable balances that are deemed uncollectible are written off with a corresponding reduction to net investment income.

The Company’s mortgage loans that are current and in good standing are accruing interest. Interest is not accrued on loans greater than 90 days delinquent and in process of foreclosure, when deemed uncollectible. Delinquency status is determined from the date of the first missed contractual payment.

At December 31, 2021, there was $6 million of recorded investment, $7 million of unpaid principal balance, no related loan allowance, $2 million of average recorded investment, and no investment income recognized on impaired residential mortgage loans. At December 31, 2020, there were no impaired mortgages.

The following tables provide information about the credit quality and vintage year of mortgage loans (in millions):

	December 31, 2021
	2021	2020	2019	2018	2017	Prior	Revolving Loans	Total	% of Total
Commercial mortgage loans
Loan to value ratios:
Less than 70%	$1,270	$1,346	$1,592	$1,599	$1,305	$2,703	$4	$9,819	93%
70% - 80%	345	35	—	52	85	153	—	670	6%
80% - 100%	—	—	39	5	—	—	—	44	—%
Greater than 100%	—	—	—	—	—	10	—	10	—%
Total commercial mortgage loans	1,615	1,381	1,631	1,656	1,390	2,866	4	10,543	100%

Debt service coverage ratios:
Greater than 1.20x	796	974	1,532	1,293	1,257	2,609	4	8,465	80%
1.00x - 1.20x	651	329	81	90	11	68	—	1,230	12%
Less than 1.00x	168	78	18	273	122	189	—	848	8%
Total commercial mortgage loans	1,615	1,381	1,631	1,656	1,390	2,866	4	10,543	100%

Residential mortgage loans
Performing	268	22	18	16	7	396	—	727	77%
Nonperforming	4	44	22	19	23	100	—	212	23%
Total residential mortgage loans	272	66	40	35	30	496	—	939	100%

Total mortgage loans	$1,887	$1,447	$1,671	$1,691	$1,420	$3,362	$4	$11,482	100%

	December 31, 2020
	2020	2019	2018	2017	2016	Prior	Revolving Loans	Total	% of Total
Commercial mortgage loans
Loan to value ratios:
Less than 70%	$1,347	$1,315	$1,753	$1,679	$1,321	$1,845	$4	$9,264	90%
70% - 80%	66	348	128	80	94	129	—	845	8%
80% - 100%	—	92	5	47	—	26	—	170	2%
Greater than 100%	—	—	—	—	—	—	—	—	—%
Total commercial mortgage loans	1,413	1,755	1,886	1,806	1,415	2,000	4	10,279	100%

Debt service coverage ratios:
Greater than 1.20x	1,079	1,602	1,738	1,795	1,409	1,879	4	9,506	93%
1.00x - 1.20x	334	138	90	11	—	89	—	662	6%
Less than 1.00x	—	15	58	—	6	32	—	111	1%
Total commercial mortgage loans	1,413	1,755	1,886	1,806	1,415	2,000	4	10,279	100%

Residential mortgage loans
Performing	12	2	—	1	2	432	—	449	100%
Nonperforming	—	—	—	—	—	—	—	—	—%
Total residential mortgage loans	12	2	—	1	2	432	—	449	100%

Total mortgage loans	$1,425	$1,757	$1,886	$1,807	$1,417	$2,432	$4	$10,728	100%

	December 31, 2021
	In Good Standing (1)	Restructured	Greater than 90 Days Delinquent	In the Process of Foreclosure	Total Carrying Value
Apartment	$3,755	$—	$—	$—	$3,755
Hotel	1,054	—	—	—	1,054
Office	1,889	—	—	—	1,889
Retail	2,104	—	—	—	2,104
Warehouse	1,741	—	—	—	1,741
Total commercial	10,543	—	—	—	10,543
Residential (2)	727	—	206	6	939
Total	$11,270	$—	$206	$6	$11,482

	December 31, 2020
	In Good Standing (1)	Restructured	Greater than 90 Days Delinquent	In the Process of Foreclosure	Total Carrying Value
Apartment	$3,905	$—	$—	$—	$3,905
Hotel	883	—	—	—	883
Office	1,570	—	—	—	1,570
Retail	1,942	—	—	—	1,942
Warehouse	1,979	—	—	—	1,979
Total commercial	10,279	—	—	—	10,279
Residential	449	—	—	—	449
Total	$10,728	$—	$—	$—	$10,728
(1)     At December 31, 2021 and 2020, includes mezzanine loans of $278 million and $45 million in the Apartment category, $75 million and $33 million in the Hotel category, $252 million and $117 million in the Office category, $27 million and nil in the Retail category, and $26 million and $48 million in the Warehouse category, respectively.
(2)    Includes $202 million of loans purchased when the loans were greater than 90 days delinquent and are supported with insurance or other guarantees provided by various governmental programs, and $5 million of loans in process of foreclosure.

As of December 31, 2021 and 2020, there were no commercial mortgage loans involved in troubled debt restructuring, and stressed loans for which the Company is dependent, or expects to be dependent, on the underlying property to satisfy repayment were nil.

Equity Securities

Equity securities include common stocks, preferred stocks and mutual funds. All equity securities are carried at fair value with changes in value included in net investment income.

Policy Loans

Policy loans are loans the Company issues to contract holders that use the cash surrender value of their life insurance policy or annuity contract as collateral. At both December 31, 2021 and 2020, $3.5 billion of these loans were carried at fair value, which the Company believes is equal to unpaid principal balances, plus accrued investment income. At December 31, 2021 and 2020, the Company had $1.0 billion and $1.1 billion of policy loans not held as collateral for reinsurance, which were carried at the unpaid principal balances.

Other Invested Assets

Other invested assets primarily include investments in Federal Home Loan Bank capital stock, limited partnerships (“LPs”), and real estate. Federal Home Loan Bank capital stock is carried at cost and adjusted for any impairment. At both December 31, 2021 and 2020, FHLB capital stock had carrying value of $125 million. Real estate is carried at the lower of depreciated cost or fair value. At December 31, 2021 and 2020, real estate totaling $243 million and $250 million, respectively, included foreclosed properties with a book value of $1 million at both December 31, 2021 and 2020. Carrying values for limited partnership investments are generally determined by using the proportion of the Company’s investment in each fund (Net Asset Value (“NAV”) equivalent) as a practical expedient for fair value, and generally are recorded on a three-month lag, with changes in value included in net investment income. At December 31, 2021 and 2020, investments in LPs had carrying values of $2,252 million and $1,583 million, respectively.

In June 2021, the Company entered into an arrangement to sell $420 million of limited partnership investments, of which $236 million and $168 million were sold in the second and third quarter of 2021, respectively, and the remainder was sold in January 2022. The LPs sold were carried at estimated sales price. The Company expects to reinvest in new LPs as attractive opportunities become available.

Securities Lending

The Company has entered into securities lending agreements with agent banks whereby blocks of securities are loaned to third parties, primarily major brokerage firms. As of December 31, 2021 and 2020, the estimated fair value of loaned securities was $13 million and $12 million, respectively. The agreements require a minimum of 102 percent of the fair value of the loaned securities to be held as collateral, calculated on a daily basis. To further minimize the credit risks related to these programs, the financial condition of counterparties is monitored on a regular basis. At December 31, 2021 and 2020, cash collateral received in the amount of $14 million and $12 million, respectively, was invested by the agent banks and included in cash and cash equivalents of the Company. A securities lending payable for the overnight and continuous loans is included in liabilities in the amount of cash collateral received. Securities lending transactions are used to generate income. Income and expenses associated with these transactions are reported as net investment income.

Repurchase Agreements

The Company routinely enters into repurchase agreements whereby the Company agrees to sell and repurchase securities. These agreements are accounted for as financing transactions, with the assets and associated liabilities included in the consolidated balance sheets. As of December 31, 2021 and 2020, short-term borrowings under such agreements averaged $1,548 million and $455 million, respectively, with weighted average interest rates of 0.07% and 0.16%, respectively. At December 31, 2021 and 2020, the outstanding repurchase agreement balance was $1,572 million and $1,100 million, respectively, collateralized with U.S. Treasury notes and maturing within 30 days, and was included within repurchase agreements and securities lending payable in the consolidated balance sheets. In the event of a decline in the fair value of the pledged collateral under these agreements, the Company may be required to transfer cash or additional securities as pledged collateral. Interest expense totaled $1 million, $1 million and $2 million for the years ended December 31, 2021, 2020 and 2019, respectively. The highest level of short-term borrowings at any month end was $2,349 million and $1,486 million for the years ended December 31, 2021 and 2020, respectively.

5.    Derivative Instruments

Freestanding Derivative Instruments

The Company enters into financial derivative transactions, including swaps, put-swaptions, futures and options to reduce and manage business risks. These transactions manage the risk of a change in the value, yield, price, cash flows, credit quality or degree of exposure with respect to assets, liabilities or future cash flows which the Company has acquired or incurred. The Company does not account for freestanding derivatives as either fair value or cash flow hedges as might be permitted if specific hedging documentation requirements were followed. As a result, freestanding derivatives are carried at fair value on the balance sheet with settlements and changes in fair value recorded in net gains (losses) on derivatives and investments.

With respect to the Company’s interest rate swaps and cross-currency swaps, the Company records the income related to periodic interest payment settlements within net gains (losses) on derivatives and investments. Although the Company does not account for these as cash flow hedges, the income from these settlements is considered operating income due to the cash settlement nature and is reported, as such, within the Company’s segment related disclosure within pretax adjusted operating earnings.

The Company manages the potential credit exposure for over-the-counter derivative contracts through evaluation of the counterparty credit standing, collateral agreements, and master netting agreements. The Company is exposed to credit-related losses in the event of nonperformance by counterparties, however, it does not anticipate nonperformance. There were no charges due to nonperformance by derivative counterparties in 2021, 2020 or 2019.

Embedded Derivatives—Product Liabilities

Certain product liabilities, including fixed index annuities, RILAs, and guarantees offered in connection with variable, fixed index, and registered index-linked annuities issued by the Company, may contain embedded derivatives. Derivatives embedded in certain host insurance contracts that have been separated for accounting and financial reporting purposes, are carried at fair value. The results from changes in value of embedded derivatives are reported in net income.

See “Variable Annuity Guarantees”, “Fixed Index Annuities”, and "RILA", which are further discussed in Note 10 for additional information on the accounting policies for embedded derivatives bifurcated from insurance host contracts.

Embedded Derivatives—Funds Withheld Reinsurance Agreements

The Company has recorded an embedded derivative liability related to the Athene Reinsurance Agreement (the “Athene Embedded Derivative”) in accordance with FASB ASC 815-15-55-107 and 108, “Derivatives and Hedging Case B: Reinsurer’s Receivable Arising from a Modified Coinsurance Arrangement” as Jackson’s obligation under the Reinsurance Agreement is based on the total return of investments in a segregated funds withheld account rather than Jackson’s own creditworthiness. As the Reinsurance Agreement transfers the economics of the investments in the segregated funds withheld account to Athene, they will receive an investment return equivalent to owning the underlying assets. At inception of the Reinsurance Agreement, the Athene Embedded Derivative was valued at zero. Additionally, the inception fair value of the investments in the segregated funds withheld account differed from their book value and, accordingly, the amortization of this difference is reported in net gains (losses) on derivatives and investments in the Consolidated Income Statements, while the investments are held. Subsequent to the effective date of the Reinsurance Agreement, the Athene Embedded Derivative is measured at fair value with changes reported in net gains (losses) on derivatives and investments in the consolidated income statements. The Athene Embedded Derivative Liability is included in funds withheld payable under reinsurance treaties in the consolidated balance sheets. See “Athene Reinsurance” in Note 8 for additional information on the Athene Reinsurance Transaction.

A summary of the aggregate contractual or notional amounts and fair values of the Company’s freestanding and embedded derivative instruments are as follows (in millions):

	December 31, 2021
	Contractual/	Assets	Liabilities	Net
	Notional	Fair	Fair	Fair Value
	Amount (1)	Value	Value	Asset
Freestanding derivatives
Cross-currency swaps	$1,767	$55	$35	$20
Equity index call options	21,000	606	—	606
Equity index futures (2)	18,258	—	—	—
Equity index put options	27,500	150	—	150
Interest rate swaps	7,728	430	—	430
Interest rate swaps - cleared (2)	1,500	—	—	—
Put-swaptions	19,000	133	—	133
Treasury futures (2)	894	—	—	—
Total freestanding derivatives	97,647	1,374	35	1,339
Embedded derivatives
VA embedded derivatives (3)	N/A	—	2,626	(2,626)
FIA embedded derivatives (4)	N/A	—	1,439	(1,439)
RILA embedded derivatives	N/A	—	6	(6)
Total embedded derivatives	N/A	—	4,071	(4,071)
Derivatives related to funds withheld under reinsurance treaties
Cross-currency swaps	158	10	1	9
Cross-currency forwards	1,119	33	5	28
Funds withheld embedded derivative (5)	N/A	—	120	(120)
Total derivatives related to funds withheld under reinsurance treaties	1,277	43	126	(83)
Total	$98,924	$1,417	$4,232	$(2,815)

(1) The notional amount for swaps and swaptions represents the stated principal balance used as a basis for calculating payments. The contractual amount for futures and options represents the market exposure of open positions.

(2) Variation margin is considered settlement resulting in the netting of cash received/paid for variation margin against the fair value of the trades.
(3) Included within reserves for future policy benefits and claims payable on the consolidated balance sheets. The nonperformance risk adjustment is included in the balance above.
(4) Included within other contract holder funds on the consolidated balance sheets. The nonperformance risk adjustment is included in the balance above.
(5) Included within funds withheld payable under reinsurance treaties on the consolidated balance sheets.

	December 31, 2020
	Contractual/	Assets	Liabilities	Net
	Notional	Fair	Fair	Fair Value
	Amount (1)	Value	Value	Asset
Freestanding derivatives
Cross-currency swaps	$1,744	$93	$34	$59
Equity index call options	26,300	1,127	—	1,127
Equity index futures (2)	27,651	—	—	—
Equity index put options	27,000	178	—	178
Interest rate swaps	4,750	722	1	721
Interest rate swaps - cleared (2)	1,500	—	8	(8)
Put-swaptions	1,000	100	—	100
Treasury futures (2)	8,511	—	—	—
Total freestanding derivatives	98,456	2,220	43	2,177
Embedded derivatives
VA embedded derivatives (3)	N/A	—	5,592	(5,592)
FIA embedded derivatives (4)	N/A	—	1,484	(1,484)
Total embedded derivatives	N/A	—	7,076	(7,076)
Derivatives related to funds withheld under reinsurance treaties
Cross-currency swaps	109	—	5	(5)
Cross-currency forwards	743	—	8	(8)
Funds withheld embedded derivative (5)	N/A	—	827	(827)
Total derivatives related to funds withheld under reinsurance treaties	852	—	840	(840)
Total	$99,308	$2,220	$7,959	$(5,739)

(1) The notional amount for swaps and swaptions represents the stated principal balance used as a basis for calculating payments. The contractual amount for futures and options represents the market exposure of open positions.

(2) Variation margin is considered settlement resulting in the netting of cash received/paid for variation margin against the fair value of the trades.
(3) Included within reserves for future policy benefits and claims payable on the consolidated balance sheets. The nonperformance risk adjustment is included in the balance above.
(4) Included within other contract holder funds on the consolidated balance sheets. The nonperformance risk adjustment is included in the balance above.
(5) Included within funds withheld payable under reinsurance treaties on the consolidated balance sheets.

The following table reflects the results of the Company’s derivatives, including gains (losses) and change in fair value of freestanding derivative instruments and embedded derivatives (in millions):

	Years Ended December 31,
	2021	2020	2019
Derivatives excluding funds withheld under reinsurance treaties
Cross-currency swaps	$(36)	$74	$11
Equity index call options	1,479	1,468	104
Equity index futures	(4,663)	(8,286)	(6,391)
Equity index put options	(1,202)	(218)	(1,279)
Interest rate swaps	(179)	578	427
Interest rate swaps - cleared	(64)	1	—
Put-swaptions	134	199	65
Treasury futures	(990)	1,651	540
Fixed index annuity embedded derivatives	(5)	30	(310)
Registered index linked annuity embedded derivative	(1)	—	—
Variable annuity embedded derivatives	2,887	(2,764)	262
Total net gains (losses) on derivative instruments excluding derivative instruments related to funds withheld under reinsurance treaties	(2,640)	(7,267)	(6,571)
Derivatives related to funds withheld under reinsurance treaties
Cross-currency swaps	15	(5)	—
Cross-currency forwards	42	(19)	—
Treasury futures	—	(204)	—
Funds withheld embedded derivative	707	(827)	—
Total net gains (losses) on derivative instruments related to funds withheld under reinsurance treaties	764	(1,055)	—
Total net gains (losses) on derivative instruments including derivative instruments related to funds withheld under reinsurance treaties	$(1,876)	$(8,322)	$(6,571)

All of the Company’s trade agreements for freestanding, over-the-counter derivatives, contain credit downgrade provisions that allow a party to assign or terminate derivative transactions if the counterparty’s credit rating declines below an established limit. At December 31, 2021 and 2020, the fair value of the Company’s net non-cleared, over-the-counter derivative assets by counterparty were $1,376 million and $2,185 million, respectively, and held collateral was $1,576 million and $2,124 million, respectively, related to these agreements. At December 31, 2021 and 2020, the fair value of the Company’s net non-cleared, over-the-counter derivative liabilities by counterparty were nil and $13 million, respectively, and provided collateral was nil and $26 million, respectively, related to these agreements. If all of the downgrade provisions had been triggered at December 31, 2021 and 2020, in aggregate, the Company would have had to disburse $200 million and nil, respectively, to counterparties, representing the net fair values of derivatives by counterparty, less collateral held.

Offsetting Assets and Liabilities

The Company’s derivative instruments, repurchase agreements and securities lending agreements are subject to master netting arrangements and collateral arrangements. A master netting arrangement with a counterparty creates a right of offset for amounts due to and due from that same counterparty that is enforceable in the event of a default or bankruptcy. The Company recognizes amounts subject to master netting arrangements on a gross basis within the consolidated balance sheets.

The following tables present the gross and net information about the Company’s financial instruments subject to master netting arrangements (in millions):

	December 31, 2021
	Gross Amounts Recognized	Gross Amounts Offset in the Consolidated Balance Sheets	Net Amounts Presented in the Consolidated Balance Sheets
				Gross Amounts Not Offset in the Consolidated Balance Sheets

				Financial Instruments (1)	Cash Collateral	Securities Collateral (2)	Net Amount

Financial Assets:
Freestanding derivative
assets	$1,417	$—	$1,417	$41	$817	$555	$4
Financial Liabilities:
Freestanding derivative
liabilities	$41	$—	$41	$41	$—	$—	$—
Securities loaned	14	—	14	—	14	—	—
Repurchase agreements	1,572	—	1,572	—	—	1,572	—
Total financial liabilities	$1,627	$—	$1,627	$41	$14	$1,572	$—

(1) Represents the amount that could be offset under master netting or similar arrangements that management elects not to offset on the consolidated balance sheets.
(2) Excludes initial margin amounts for exchange-traded derivatives.

	December 31, 2020
	Gross Amounts Recognized	Gross Amounts Offset in the Consolidated Balance Sheets	Net Amounts Presented in the Consolidated Balance Sheets
				Gross Amounts Not Offset in the Consolidated Balance Sheets

				Financial Instruments (1)	Cash Collateral	Securities Collateral (2)	Net Amount

Financial Assets:
Freestanding derivative
assets	$2,220	$—	$2,220	$35	$1,098	$890	$197
Financial Liabilities:
Freestanding derivative
liabilities	$56	$—	$56	$35	$13	$—	$8
Securities loaned	13	—	13	—	13	—	—
Repurchase agreements	1,100	—	1,100	—	—	1,100	—
Total financial liabilities	$1,169	$—	$1,169	$35	$26	$1,100	$8

(1) Represents the amount that could be offset under master netting or similar arrangements that management elects not to offset on the consolidated balance sheets.
(2) Excludes initial margin amounts for exchange-traded derivatives.

In the above tables, the amounts of assets or liabilities presented in the Company’s consolidated balance sheets are offset first by financial instruments that have the right of offset under master netting or similar arrangements with any remaining amount reduced by the amount of cash and securities collateral. The actual amount of collateral may be greater than amounts presented in the tables. The above tables exclude net embedded derivative liabilities of $4,071 million and $7,076 million as of December 31, 2021 and 2020, respectively, as these derivatives are not subject to master netting arrangements. The above tables also exclude the funds withheld embedded derivative liability of $120 million and $827 million at December 31, 2021 and 2020.

6.     Fair Value Measurements

Fair value measurements are based upon observable and unobservable inputs. Observable inputs reflect market data obtained from independent sources, while unobservable inputs reflect the Company’s view of market assumptions in the absence of observable market information. The Company utilizes valuation techniques that maximize the use of observable inputs and minimize the use of unobservable inputs. All financial assets and liabilities measured at fair value are required to be classified into one of the following categories:

Level 1
Observable inputs that reflect quoted prices for identical assets or liabilities in active markets that the Company has the ability to access at the measurement date. Level 1 securities include U.S. Treasury securities and exchange traded equity securities and derivative instruments.

Level 2
Observable inputs, other than quoted prices included in Level 1, for the asset or liability or prices for similar assets and liabilities. Most debt securities that are model priced using observable inputs are classified within Level 2. Also included are freestanding and embedded derivative instruments that are priced using models with observable market inputs.

Level 3
Valuations that are derived from techniques in which one or more of the significant inputs are unobservable (including assumptions about risk). Embedded derivatives that are valued using unobservable inputs are included in Level 3. Because Level 3 fair values, by their nature, contain unobservable market inputs, considerable judgment may be used to determine the Level 3 fair values. Level 3 fair values represent the Company’s best estimate of an amount that could be realized in a current market exchange absent actual market exchanges.

In many situations, inputs used to measure the fair value of an asset or liability may fall into different levels of the fair value hierarchy. In these situations, the Company determines the level in which the fair value falls based upon the lowest level input that is significant to the determination of the fair value. As a result, both observable and unobservable inputs may be used in the determination of fair values that the Company has classified within Level 3.

The Company determines the fair values of certain financial assets and liabilities based on quoted market prices, where available. The Company may also determine fair value based on estimated future cash flows discounted at the appropriate current market rate. When appropriate, fair values reflect adjustments for counterparty credit quality, the Company’s credit standing, liquidity and risk margins on unobservable inputs.

Where quoted market prices are not available, fair value estimates are made at a point in time, based on relevant market data, as well as the best information about the individual financial instrument. At times, illiquid market conditions may result in inactive markets for certain of the Company’s financial instruments. In such instances, there may be no or limited observable market data for these assets and liabilities. Fair value estimates for financial instruments deemed to be in an illiquid market are based on judgments regarding current economic conditions, liquidity discounts, currency, credit and interest rate risks, loss experience and other factors. These fair values are estimates and involve considerable uncertainty and variability as a result of the inputs selected and may differ materially from the values that would have been used had an active market existed. As a result of market inactivity, such calculated fair value estimates may not be realizable in an immediate sale or settlement of the instrument. In addition, changes in the underlying assumptions used in the fair value measurement technique could significantly affect these fair value estimates.

The following table summarizes the fair value and carrying value of the Company’s financial instruments (in millions):

	December 31, 2021		December 31, 2020
	Carrying Value	Fair Value	Carrying Value	Fair Value
Assets
Debt securities (1)	$51,453	$51,453	$59,132	$59,132
Equity securities	257	257	175	175
Mortgage loans	11,482	11,910	10,728	11,349
Limited partnerships	2,252	2,252	1,583	1,583
Policy loans (1)	4,474	4,474	4,523	4,523
Freestanding derivative instruments	1,417	1,417	2,220	2,220
Federal Home Loan Bank of Indianapolis ("FHLBI") capital stock	125	125	125	125
Cash and cash equivalents	1,799	1,799	1,853	1,853
GMIB reinsurance recoverable	262	262	340	340
Receivables from affiliates	197	197	229	229
Separate account assets	248,949	248,949	219,063	219,063

Liabilities
Annuity reserves (2)	40,155	49,867	45,394	53,760
Reserves for guaranteed investment contracts (3)	894	923	1,276	1,332
Trust instruments supported by funding agreements (3)	5,986	6,175	8,384	8,702
FHLB funding agreements (3)	1,950	1,938	1,478	1,421
Funds withheld payable under reinsurance treaties (1)	29,007	29,007	31,972	31,972
Long-term debt	494	563	533	624
Securities lending payable	14	14	13	13
Freestanding derivative instruments	41	41	56	56
Repurchase agreements	1,572	1,572	1,100	1,100
FHLB advances	—	—	380	380
Separate account liabilities	248,949	248,949	219,063	219,063
(1) Includes items carried at fair value under the fair value option.
(2) Annuity reserves represent only the components of other contract holder funds and reserves for future policy benefits and claims payable that are considered to be financial instruments.
(3) Included as a component of other contract holder funds on the consolidated balance sheets.

The following is a discussion of the methodologies used to determine fair values of the financial instruments measured on a recurring basis reported in the following tables.

Debt and Equity Securities

The fair values for debt and equity securities are determined using information available from independent pricing services, broker-dealer quotes, or internally derived estimates. Priority is given to publicly available prices from independent sources, when available. Securities for which the independent pricing service does not provide a quotation are either submitted to independent broker-dealers for prices or priced internally. Typical inputs used by these three pricing methods include reported trades, benchmark yields, credit spreads, liquidity premiums and/or estimated cash flows based on default and prepayment assumptions.

As a result of typical trading volumes and the lack of specific quoted market prices for most debt securities, independent pricing services will normally derive the security prices through recently reported trades for identical or similar securities, making adjustments through the reporting date based upon available market observable information as outlined above. If there are no recently reported trades, the independent pricing services and broker-dealers may use matrix or pricing model processes to develop a security price where future cash flow expectations are developed based upon collateral performance and discounted at relevant market rates. Certain securities are priced using broker-dealer quotes, which may utilize proprietary inputs and models. Additionally, the majority of these quotes are non-binding.

Included in the pricing of asset-backed securities are estimates of the rate of future prepayments of principal over the remaining life of the securities. Such estimates are derived based on the characteristics of the underlying structure and prepayment assumptions believed to be relevant for the underlying collateral. Actual prepayment experience may vary from these estimates.

Internally derived estimates may be used to develop a fair value for securities for which the Company is unable to obtain either a reliable price from an independent pricing service or a suitable broker-dealer quote. These fair value estimates may incorporate Level 2 and Level 3 inputs and are generally derived using expected future cash flows, discounted at market interest rates available from market sources based on the credit quality and duration of the instrument. For securities that may not be reliably priced using these internally developed pricing models, a fair value may be estimated using indicative market prices. These prices are indicative of an exit price, but the assumptions used to establish the fair value may not be observable or corroborated by market observable information and, therefore, represent Level 3 inputs.

The Company performs an analysis on the prices and credit spreads received from third parties to ensure that the prices represent a reasonable estimate of the fair value. This process involves quantitative and qualitative analysis and is overseen by investment and accounting professionals. Examples of procedures performed include, but are not limited to, initial and ongoing review of third-party pricing service methodologies, review of pricing statistics and trends, back testing recent trades and monitoring of trading volumes. In addition, the Company considers whether prices received from independent broker-dealers represent a reasonable estimate of fair value through the use of internal and external cash flow models, which are developed based on spreads and, when available, market indices. As a result of this analysis, if the Company determines there is a more appropriate fair value based upon the available market data, the price received from the third party may be adjusted accordingly.

For those securities that were internally valued at December 31, 2021 and 2020, the pricing model used by the Company utilizes current spread levels of similarly rated securities to determine the market discount rate for the security. Furthermore, appropriate risk premiums for illiquidity and non-performance are incorporated in the discount rate. Cash flows, as estimated by the Company using issuer-specific default statistics and prepayment assumptions, are discounted to determine an estimated fair value.

On an ongoing basis, the Company reviews the independent pricing services’ valuation methodologies and related inputs and evaluates the various types of securities in its investment portfolio to determine an appropriate fair value hierarchy distribution based upon trading activity and the observability of market inputs. Based on the results of this evaluation, each price is classified into Level 1, 2, or 3. Most prices provided by independent pricing services, including broker-dealer quotes, are classified into Level 2 due to their use of market observable inputs.

Limited Partnerships

Fair values for limited partnership interests, which are included in other invested assets, is generally determined using the proportion of the Company’s investment in the value of the net assets of each fund (“NAV equivalent”) as a practical expedient for fair value, and generally, are recorded on a three-month lag. No adjustments to these amounts were deemed necessary at December 31, 2021 and 2020. As a result of using the net asset value per share practical expedient, limited partnership interests are not classified in the fair value hierarchy.

The Company’s limited partnership interests are not redeemable and distributions received are generally the result of liquidation of the underlying assets of the partnerships. The Company generally has the ability under the partnership agreements to sell its interest to another limited partner with the prior written consent of the general partner. In cases when the Company expects to sell the limited partnership interest, the estimated sales price is used to determine the fair value. These limited partnership interests are classified as Level 2 in the fair value hierarchy.

In cases when a limited partnership’s financial statements are unavailable and a NAV equivalent is not available or practical, an internally developed model is used to determine fair value for that fund. These investments are classified as Level 3 in the fair value hierarchy.

Policy Loans

Policy loans are funds provided to policyholders in return for a claim on the policies values and function like demand deposits which are redeemable upon repayment, death or surrender, and there is only one market price at which the transaction could be settled – the then current carrying value. The funds provided are limited to the cash surrender value of the underlying policy. The nature of policy loans is to have a negligible default risk as the loans are fully collateralized by the value of the policy. Policy loans do not have a stated maturity and the balances and accrued interest are repaid either by the policyholder or with proceeds from the policy. Due to the collateralized nature of policy loans and unpredictable timing of payments, the Company believes the carrying value of policy loans approximates fair value. The reinsurance related component of policy loans at fair value under the fair value option have been classified as Level 3 within the fair value hierarchy.

Freestanding Derivative Instruments

Freestanding derivative instruments are reported at fair value, which reflects the estimated amounts, net of payment accruals, which the Company would receive or pay upon sale or termination of the contracts at the reporting date. Changes in fair value are included in net gains (losses) on derivatives and investments. Freestanding derivatives priced using third party pricing services incorporate inputs that are predominantly observable in the market. Inputs used to value derivatives include, but are not limited to, interest rate swap curves, credit spreads, interest rates, counterparty credit risk, equity volatility and equity index levels.

Freestanding derivative instruments classified as Level 1 include futures, which are traded on active exchanges. Freestanding derivative instruments classified as Level 2 include interest rate swaps, cross currency swaps, cross-currency forwards, credit default swaps, put-swaptions and certain equity index call and put options. These derivative valuations are determined by third-party pricing services using pricing models with inputs that are observable in the market or can be derived principally from, or corroborated by, observable market data. Freestanding derivative instruments classified as Level 3 include interest rate contingent options that are valued by third-party pricing services utilizing significant unobservable inputs.

Cash and Cash Equivalents

Cash and cash equivalents primarily include money market instruments and bank deposits. Certain money market instruments are valued using unadjusted quoted prices in active markets and are classified as Level 1.

Funds Withheld Payable Under Reinsurance Treaties

The funds withheld payable under reinsurance treaties includes both the funds withheld payable which are held at fair value under the fair value option and the funds withheld embedded derivative liability. The fair value of the funds withheld payable which are held at fair value under the fair value option is equal to the fair value of the assets held as collateral, which primarily consists of policy loans using industry standard valuation techniques. The funds withheld embedded derivative liability is determined based upon a total return swap technique referencing the fair value of the investments held under the reinsurance contract and requires certain significant unobservable inputs. The funds withheld payable which are held at fair value under the fair value option and the funds withheld embedded derivative are considered Level 3 in the fair value hierarchy.

Receivables from Affiliates

The Company’s receivables from affiliates are set equal to the carrying value and are classified as Level 3.

Separate Account Assets

Separate account assets are comprised of investments in mutual funds that transact regularly, but do not trade in active markets as they are not publicly available, and, are categorized as Level 2 assets.

Variable Annuity Guarantees

Variable annuity contracts issued by the Company offer various guaranteed minimum death, withdrawal, income and accumulation benefits. Certain benefits, including non-life contingent components of GMWB and guaranteed minimum withdrawal benefits for life (“GMWB for Life”), guaranteed minimum accumulation benefits (“GMAB”), and the reinsurance recoverable on the Company’s guaranteed minimum income benefits (“GMIB”), are recorded at fair value. Guaranteed benefits that are not subject to fair value accounting are accounted for as insurance benefits. The Company discontinued offering the GMIB in 2009 and GMAB in 2011.

GMABs and non-life contingent components of GMWB and GMWB for Life contracts are recorded at fair value with changes in fair value recorded in net gains (losses) on derivatives and investments. The fair value of the reserve is based on the expectations of future benefit payments and certain future fees associated with the benefits. At the inception of the contract, the Company attributes to the embedded derivative a portion of rider fees collected from the contract holder, which is then held static in future valuations. Those fees, generally referred to as the attributed fees, are set such that the present value of the attributed fees is equal to the present value of future claims expected to be paid under the guaranteed benefit at the inception of the contract. In subsequent valuations, both the present value of future benefits and the present value of attributed fees are revalued based on current market conditions and policyholder behavior assumptions. The difference between each of the two components represents the fair value of the embedded derivative. Thus, when unfavorable equity market movements cause declines in the contract holder’s account value relative to the guarantee benefit, the valuation of future expected claims would generally increase relative to the measurement performed at the inception of the contract, resulting in an increase in the fair value of the embedded derivative liability (and vice versa).

The Company’s GMIB book is reinsured through an unrelated party, and due to the net settlement provisions of the reinsurance agreement, this contract meets the definition of a derivative. Accordingly, the GMIB reinsurance agreement is recorded at fair value, with changes in fair value recorded in net gains (losses) on derivatives and investments. Due to the inability to economically reinsure or hedge new issues of the GMIB, the Company discontinued offering the benefit in 2009.

Fair values for GMWB, GMWB for Life, and GMAB embedded derivatives, as well as GMIB reinsurance recoverables, are calculated using internally developed models because active, observable markets do not exist for those guaranteed benefits.

The fair value calculation is based on the present value of future cash flows comprised of future expected benefit payments, less future attributed rider fees, over the lives of the contracts. Estimating these cash flows requires numerous estimates and subjective judgments related to capital market inputs, as well as actuarially determined assumptions related to expectations concerning policyholder behavior. Capital market inputs include expected market rates of return, market volatility, correlations of market index returns to funds, fund performance and discount rates. The more significant actuarial assumptions include benefit utilization by policyholders, lapse, mortality, and withdrawal rates. Best estimate assumptions plus risk margins are used as applicable.

At each valuation date, the fair value calculation reflects expected returns based on the greater of LIBOR swap rates and constant maturity treasury rates as of that date to determine the value of expected future cash flows produced in a stochastic process. Volatility assumptions are based on a weighting of available market data for implied market volatility for durations up to 10 years, grading to a historical volatility level by year 15, where such long-term historical volatility levels contain an explicit risk margin. Additionally, non-performance risk is incorporated into the calculation through the use of discount rates based on a blend of yields on similarly-rated peer debt and yields on Jackson Financial debt (adjusted to operating company levels). Risk margins are also incorporated into the model assumptions, particularly for policyholder behavior. Estimates of future policyholder behavior are subjective and are based primarily on the Company’s experience.

As markets change, mature and evolve and actual policyholder behavior emerges, management continually evaluates the appropriateness of its assumptions for this component of the fair value model.

The use of the models and assumptions described above requires a significant amount of judgment. Management believes the aggregation of each of these components results in an amount that the Company would be required to transfer for a liability, or receive for an asset, to or from a willing buyer or seller, if one existed, for those market participants to assume the risks associated with the guaranteed benefits and the related reinsurance. However, the ultimate settlement amount of the asset or liability, which is currently unknown, could likely be significantly different than this fair value.

Fixed Index Annuities

The fair value of the fixed index annuities embedded option, incorporating such factors as the volatility of returns, the level of interest rates and the time remaining until the option expires, is calculated using the closed form Black-Scholes Option Pricing model or Monte Carlo simulations, as appropriate for the type of option. Additionally, assumed withdrawal rates are used to estimate the expected volume of embedded options that will be realized by policyholders.

RILA

The fair value of the RILA embedded option, incorporating such factors as the volatility of returns, the level of interest rates and the time remaining until the option expires, is calculated using the closed form Black-Scholes Option Pricing model. Additionally, assumed withdrawal rates are used to estimate the expected volume of embedded options that will be realized by policyholders.

Fair Value Option

The Company has elected the fair value option for certain funds withheld assets, which are held as collateral for reinsurance, totaling $3,632 million and $3,622 million at December 31, 2021 and 2020, respectively, as discussed above.

Income and changes in unrealized gains and losses on other assets for which the Company has elected the fair value option are immaterial to the Company’s consolidated financial statements.

Assets and Liabilities Measured at Fair Value on a Recurring Basis

The following tables summarize the Company’s assets and liabilities that are carried at fair value by hierarchy levels (in millions):

	December 31, 2021
	Total	Level 1	Level 2	Level 3
Assets
Debt securities
U.S. government securities	$4,311	$4,311	$—	$—
Other government securities	1,619	—	1,619	—
Public utilities	6,660	—	6,660	—
Corporate securities	29,254	—	29,254	—
Residential mortgage-backed	554	—	554	—
Commercial mortgage-backed	2,029	—	2,029	—
Other asset-backed securities	7,026	—	7,026	—
Equity securities	257	212	43	2
Limited partnerships (1)	18	—	17	1
Policy loans	3,467	—	—	3,467
Freestanding derivative instruments	1,417	—	1,417	—
Cash and cash equivalents	1,799	1,799	—	—
GMIB reinsurance recoverable	262	—	—	262
Separate account assets	248,949	—	248,949	—
Total	$307,622	$6,322	$297,568	$3,732

Liabilities
Embedded derivative liabilities (2)	$4,071	$—	$1,445	$2,626
Funds withheld payable under reinsurance treaties (3)	3,759	—	—	3,759
Freestanding derivative instruments	41	—	41	—
Total	$7,871	$—	$1,486	$6,385

(1) Excludes $2,234 million of limited partnership investments measured at NAV.

(2) Includes the embedded derivative liabilities of $2,626 million related to GMWB reserves included in reserves for future policy benefits and claims payable, $6 million of RILA and $1,439 million of fixed index annuities, both included in other contract holder funds on the consolidated balance sheets.

(3) Includes the Athene embedded derivative liability of $120 million and funds withheld payable under reinsurance treaties at fair value under the fair value option.

	December 31, 2020
	Total	Level 1	Level 2	Level 3
Assets
Debt securities
U.S. government securities	$5,120	$5,120	$—	$—
Other government securities	1,697	—	1,697	—
Public utilities	7,249	—	7,249	—
Corporate securities	35,088	—	35,088	—
Residential mortgage-backed	966	—	966	—
Commercial mortgage-backed	3,313	—	3,313	—
Other asset-backed securities	5,699	—	5,699	—
Equity securities	174	149	23	2
Limited partnerships (1)	1	—	—	1
Policy loans	3,454	—	—	3,454
Freestanding derivative instruments	2,220	—	2,220	—
Cash and cash equivalents	1,853	1,853	—	—
GMIB reinsurance recoverable	340	—	—	340
Separate account assets	219,063	—	219,063	—
Total	$286,237	$7,122	$275,318	$3,797

Liabilities
Embedded derivative liabilities (2)	$7,076	$—	$1,484	$5,592
Funds withheld payable under reinsurance treaties (3)	4,453	—	—	4,453
Freestanding derivative instruments	56	—	56	—
Total	$11,585	$—	$1,540	$10,045

(1) Excludes $1,582 million of limited partnership investments measured at NAV.

(2) Includes the embedded derivative liabilities of $5,592 million related to GMWB reserves included in reserves for future policy benefits and claims payable and $1,484 million of fixed index annuities included in other contract holder funds on the consolidated balance sheets.

(3) Includes the Athene embedded derivative liability of $827 million and funds withheld payable under reinsurance treaties at fair value under the fair value option.

Assets and Liabilities Measured at Fair Value Using Significant Unobservable Inputs (Level 3)

Level 3 Assets and Liabilities by Price Source

The table below presents the balances of Level 3 assets and liabilities measured at fair value with their corresponding pricing sources (in millions):

	December 31, 2021
Assets	Total	Internal	External
Equity securities	$2	$1	$1
Limited partnerships	1	1	—
Policy loans	3,467	3,467	—
GMIB reinsurance recoverable	262	262	—
Total	$3,732	$3,731	$1

Liabilities
Embedded derivative liabilities (1)	$2,626	$2,626	$—
Funds withheld payable under reinsurance treaties (2)	3,759	3,759	—
Total	$6,385	$6,385	$—

(1) Includes the embedded derivative related to GMWB reserves.
(2) Includes the Athene embedded derivative liability of $120 million and funds withheld payable under reinsurance treaties at fair value under the fair value option.

	December 31, 2020
Assets	Total	Internal	External
Equity securities	$2	$1	$1
Limited partnerships	1	1	—
Policy loans	3,454	3,454	—
GMIB reinsurance recoverable	340	340	—
Total	$3,797	$3,796	$1

Liabilities
Embedded derivative liabilities (1)	$5,592	$5,592	$—
Funds withheld payable under reinsurance treaties (2)	4,453	4,453	—
Total	$10,045	$10,045	$—

(1) Includes the embedded derivative related to GMWB reserves.
(2) Includes the Athene embedded derivative liability of $827 million and funds withheld payable under reinsurance treaties at fair value under the fair value option.
External pricing sources for securities represent unadjusted prices from independent pricing services and independent indicative broker quotes where pricing inputs are not readily available.

Quantitative Information Regarding Internally-Priced Level 3 Assets and Liabilities

The table below presents quantitative information on significant internally-priced Level 3 assets and liabilities (in millions):

As of December 31, 2021
	Fair Value	Valuation Technique(s)	Significant Unobservable Input(s)	Assumption or Input Range	Impact of Increase in Input on Fair Value
Assets
GMIB reinsurance recoverable	$262	Discounted cash flow	Mortality(1)	0.01% - 23.42%	Decrease
			Lapse(2)	3.30% - 9.00%	Decrease
			Utilization(3)	0.00% - 20.00%	Increase
			Withdrawal(4)	3.75% - 4.50%	Increase
			Nonperformance risk(5)	0.11% - 1.50%	Decrease
			Long-term Equity Volatility(6)	18.50% - 22.06%	Increase

Liabilities
Embedded derivative liabilities	$2,626	Discounted cash flow	Mortality(1)	0.04% - 21.45%	Decrease
			Lapse(2)	0.20% - 30.90%	Decrease
			Utilization(3)	5.00% - 100.00%	Increase
			Withdrawal(4)	58.00% - 97.00%	Increase
			Nonperformance risk(5)	0.11% - 1.50%	Decrease
			Long-term Equity Volatility(6)	18.50% - 22.06%	Increase
(1)    Mortality rates vary by attained age, tax qualification status, GMWB benefit election, and duration. The range displayed reflects ages from the minimum issue age for the benefit through age 95, which corresponds to the typical maturity age. A mortality improvement assumption is also applied.
(2)     Base lapse rates vary by contract-level factors, such as product type, surrender charge schedule and optional benefits election. Lapse rates are further adjusted based on the degree to which a guaranteed benefit is in-the-money, with lower lapse applying when contracts are more in-the-money. Lapse rates are also adjusted to reflect lower lapse expectations when GMWB benefits are utilized.
(3)     The utilization rate represents the expected percentage of contracts that will utilize the benefit through annuitization (GMIB) or commencement of withdrawals (GMWB). Utilization may vary by benefit type, attained age, duration, tax qualification status, benefit provision, and degree to which the guaranteed benefit is in-the-money.
(4)     The withdrawal rate represents the utilization rate of the contract’s free partial withdrawal provision (GMIB) or the percentage of annual withdrawal assumed relative to the maximum allowable withdrawal amount (GMWB). Withdrawal rates on contracts with a GMIB vary based on the product type and duration. Withdrawal rates on contracts with a GMWB vary based on attained age, tax qualification status, GMWB type and GMWB benefit provisions.
(5)    Nonperformance risk spread varies by duration.
(6)    Long-term equity volatility represents the equity volatility beyond the period for which observable equity volatilities are available.

As of December 31, 2020
	Fair Value	Valuation Technique(s)	Significant Unobservable Input(s)	Assumption or Input Range	Impact of Increase in Input on Fair Value
Assets
GMIB reinsurance recoverable	$340	Discounted cash flow	Mortality(1)	0.01% - 23.52%	Decrease
			Lapse(2)	3.30% - 9.20%	Decrease
			Utilization(3)	0.00% - 20.00%	Increase
			Withdrawal(4)	3.75% - 4.50%	Increase
			Nonperformance risk(5)	0.33% - 1.57%	Decrease
			Long-term Equity Volatility(6)	18.50% - 22.47%	Increase

Liabilities
Embedded derivative liabilities	$5,592	Discounted cash flow	Mortality(1)	0.04% - 21.53%	Decrease
			Lapse(2)	0.20% - 30.30%	Decrease
			Utilization(3)	5.00% - 100.00%	Increase
			Withdrawal(4)	56.00% - 95.00%	Increase
			Nonperformance risk(5)	0.33% - 1.57%	Decrease
			Long-term Equity Volatility(6)	18.50% - 22.47%	Increase
(1)    Mortality rates vary by attained age, tax qualification status, GMWB benefit election, and duration. The range displayed reflects ages from the minimum issue age for the benefit through age 95, which corresponds to the typical maturity age. A mortality improvement assumption is also applied.
(2)     Base lapse rates vary by contract-level factors, such as product type, surrender charge schedule and optional benefits election. Lapse rates are further adjusted based on the degree to which a guaranteed benefit is in-the-money, with lower lapse applying when contracts are more in-the-money. Lapse rates are also adjusted to reflect lower lapse expectations when GMWB benefits are utilized.
(3)     The utilization rate represents the expected percentage of contracts that will utilize the benefit through annuitization (GMIB) or commencement of withdrawals (GMWB). Utilization may vary by benefit type, attained age, duration, tax qualification status, benefit provision, and degree to which the guaranteed benefit is in-the-money.
(4)     The withdrawal rate represents the utilization rate of the contract’s free partial withdrawal provision (GMIB) or the percentage of annual withdrawal assumed relative to the maximum allowable withdrawal amount (GMWB). Withdrawal rates on contracts with a GMIB vary based on the product type and duration. Withdrawal rates on contracts with a GMWB vary based on attained age, tax qualification status, GMWB type and GMWB benefit provisions.
(5)    Nonperformance risk spread varies by duration.
(6)    Long-term equity volatility represents the equity volatility beyond the period for which observable equity volatilities are available.

Sensitivity to Changes in Unobservable Inputs

The following is a general description of sensitivities of significant unobservable inputs and their impact on the fair value measurement for the assets and liabilities reflected in the tables above.

At both December 31, 2021 and 2020, securities of $2 million are fair valued using techniques incorporating unobservable inputs and are classified in Level 3 of the fair value hierarchy. For these assets, their unobservable inputs and ranges of possible inputs do not materially affect their fair valuations and have been excluded from the quantitative information in the tables above.

Policy loans that support funds withheld reinsurance agreements that are held at fair value under the fair value option on the Company’s consolidated balance sheet are excluded from the tables above. These policy loans do not have a stated maturity and the balances, plus accrued investment income, are repaid either by the policyholder or with proceeds from the policy. Due to the collateralized nature of policy loans and unpredictable timing of payments, the Company believes the carrying value of policy loans, which includes accrued investment income, approximates fair value and have been classified as Level 3 within the fair value hierarchy.

Funds withheld payable under reinsurance treaties, for funds withheld payable held at fair value under the fair value option and the Athene embedded derivative, are excluded from the tables above. The fair value of Funds withheld payable under reinsurance treaties, excluding the Athene embedded derivative, is determined based upon the fair value of the investments held by the Company related to the Company’s funds withheld payable under reinsurance treaties. The Athene embedded derivative utilizes a total return swap technique which incorporates the fair value of the invested assets supporting the reinsurance agreement as a component of the valuation. As a result, these valuations for the funds withheld payable under reinsurance treaties and the Athene embedded derivative require certain significant inputs which are generally not observable and, accordingly, the valuation is considered Level 3 in the fair value hierarchy.

The GMIB reinsurance recoverable fair value calculation is based on the present value of future cash flows comprised of future expected reinsurance benefit receipts, less future attributed premium payments to reinsurers, over the lives of the contracts. Estimating these cash flows requires actuarially determined assumptions related to expectations concerning policyholder behavior and long-term market volatility. The more significant policyholder behavior actuarial assumptions include benefit utilization, fund allocation, lapse, and mortality.

Embedded derivative liabilities classified in Level 3 represent the fair value of guaranteed minimum withdrawal benefits (“GMWB”) and guaranteed minimum accumulation benefits (“GMAB”) liabilities. These fair value calculations are based on the present value of future cash flows comprised of future expected benefit payments, less future attributed rider fees, over the lives of the contracts. Estimating these cash flows requires actuarially determined assumptions related to expectations concerning policyholder behavior and long-term market volatility. The more significant policyholder behavior actuarial assumptions include benefit utilization, fund allocation, lapse, and mortality.

The tables below provide rollforwards for 2021 and 2020 of the financial instruments for which significant unobservable inputs (Level 3) are used in the fair value measurement. Gains and losses in the tables below include changes in fair value due partly to observable and unobservable factors. The Company utilizes derivative instruments to manage the risk associated with certain assets and liabilities. However, the derivative instruments hedging the related risks may not be classified within the same fair value hierarchy level as the associated assets and liabilities. Therefore, the impact of the derivative instruments reported in Level 3 may vary significantly from the total income effect of the hedged instruments.

			Total Realized/Unrealized Gains (Losses) Included in
					Purchases,
		Fair Value			Sales,	Transfers	Fair Value
		as of		Other	Issuances	in and/or	as of
		January 1,	Net	Comprehensive	and	(out of)	December 31,
December 31, 2021		2021	Income	Income	Settlements	Level 3	2021
Assets
	Equity securities	2	—	—	—	—	2
	Limited partnerships	1	—	—	—	—	1
	GMIB reinsurance recoverable	340	(78)	—	—	—	262
	Policy loans	3,454	(2)	—	15	—	3,467

Liabilities
	Embedded derivative liabilities	$(5,592)	$2,966	$—	$—	$—	$(2,626)
	Funds withheld payable under reinsurance treaties	(4,453)	708	—	(14)	—	(3,759)

			Total Realized/Unrealized Gains (Losses) Included in
					Purchases,
		Fair Value			Sales,	Transfers	Fair Value
		as of		Other	Issuances	in and/or	as of
		January 1,	Net	Comprehensive	and	(out of)	December 31,
December 31, 2020		2020	Income	Income	Settlements	Level 3	2020
Assets
	Debt securities
	Other asset-backed securities	$—	$—	$(1)	$—	$1	$—
	Equity securities	12	(10)	—	—	—	2
	Limited partnerships	1	—	—	—	—	1
	GMIB reinsurance recoverable	302	38	—	—	—	340
	Policy loans	3,586	(2)	—	(130)	—	3,454

Liabilities
	Embedded derivative liabilities	$(2,790)	$(2,802)	$—	$—	$—	$(5,592)
	Funds withheld payable under reinsurance treaties	(3,760)	(674)	—	(19)	—	(4,453)

The components of the amounts included in purchases, sales, issuances and settlements for the years ended December 31, 2021 and 2020 shown above are as follows (in millions):

December 31, 2021	Purchases	Sales	Issuances	Settlements	Total
Assets
Policy loans	$—	$—	$261	$(246)	$15

Liabilities
Funds withheld payable under reinsurance treaties	$—	$—	$(468)	$454	$(14)

December 31, 2020	Purchases	Sales	Issuances	Settlements	Total
Assets
Policy loans	$—	$—	$271	$(401)	$(130)

Liabilities
Funds withheld payable under reinsurance treaties	$—	$—	$(760)	$741	$(19)

In 2021 and 2020, there were no transfers from Level 3 to NAV equivalent. In 2021 and 2020, there were no transfers from Level 3 to Level 2. In 2021 and 2020, there were nil million and $1 million transfers from Level 2 to Level 3, respectively.

The portion of gains (losses) included in net income or other comprehensive income ("OCI") attributable to the change in unrealized gains and losses on Level 3 financial instruments still held was as follows (in millions):

	Year Ended December 31,
	2021		2020
	Included in Net Income	Included in OCI	Included in Net Income	Included in OCI
Assets
Debt securities
Other asset-backed securities	$—	$—	$(1)	$—
Equity securities	—	—	(10)	—
GMIB reinsurance recoverable	(78)	—	38	—
Policy loans	(2)	—	—	—

Liabilities
Embedded derivative liabilities	$2,966	$—	$(2,802)	$—
Funds withheld payable under reinsurance treaties	708	—	826	—

Fair Value of Financial Instruments Carried at Other Than Fair Value

The following is a discussion of the methodologies used to determine fair values of the financial instruments measured on a nonrecurring basis reported in the following table.

Mortgage Loans

Fair values are generally determined by discounting expected future cash flows at current market interest rates, inclusive of a credit spread, for similar quality loans. For loans whose value is dependent upon the underlying property, fair value is determined to be the estimated value of the collateral. Certain characteristics considered significant in determining the spread or collateral value may be based on internally developed estimates. As a result, these investments have been classified as Level 3 within the fair value hierarchy.

Policy Loans

Policy loans are funds provided to policyholders in return for a claim on the policies values and function like demand deposits which are redeemable upon repayment, death or surrender, and there is only one market price at which the transaction could be settled – the then current carrying value. The funds provided are limited to the cash surrender value of the underlying policy. The nature of policy loans is to have a negligible default risk as the loans are fully collateralized by the value of the policy. Policy loans do not have a stated maturity and the balances and accrued interest are repaid either by the policyholder or with proceeds from the policy. Due to the collateralized nature of policy loans and unpredictable timing of payments, the Company believes the carrying value of policy loans approximates fair value. The non-reinsurance related component of policy loans have been classified as Level 3 within the fair value hierarchy.

FHLBI Capital Stock

FHLBI capital stock, which is included in other invested assets, can only be sold to FHLBI at a constant price of $100 per share. Due to the lack of valuation uncertainty, the investment has been classified as Level 1.

Other Contract Holder Funds

Fair values for immediate annuities without mortality features are derived by discounting the future estimated cash flows using current market interest rates for similar maturities. Fair values for deferred annuities, including the fixed option on variable annuities, fixed annuities, fixed index annuities and RILAs, are determined using projected future cash flows discounted at current market interest rates.

Fair values for guaranteed investment contracts are based on the present value of future cash flows discounted at current market interest rates.

Fair values for trust instruments supported by funding agreements are based on the present value of future cash flows discounted at current market interest rates.

Fair values of the FHLB funding agreements are based on the present value of future cash flows discounted at current market interest rates.

Funds Withheld Payable Under Reinsurance Treaties

The fair value of the funds withheld payable is equal to the fair value of the assets held as collateral, which primarily consists of bonds, mortgages, limited partnerships, and cash and cash equivalents. The fair value of the assets generally use industry standard valuation techniques as described above and the funds withheld payable components are valued consistent with the assets in the fair value hierarchy.

Debt

Fair values for the Company’s surplus notes and long-term debt are generally determined by prices obtained from independent broker dealers or discounted cash flow models. Such prices are derived from market observable inputs and are classified as Level 2. The Squire Surplus Note is set equal to the carrying value and is classified as Level 3.

Securities Lending Payable

The Company’s securities lending payable is set equal to the cash collateral received. Due to the short-term nature of the loans, carrying value is a reasonable estimate of fair value and is classified as Level 2.

FHLB Advances

Carrying value of the Company’s FHLB advances, which are included in other liabilities, is considered a reasonable estimate of fair value due to their short-term maturities and are classified as Level 2.

Repurchase Agreements

Carrying value of the Company’s repurchase agreements is considered a reasonable estimate of fair value due to their short-term maturities and are classified as Level 2.

Separate Account Liabilities

The values of separate account liabilities are set equal to the values of separate account assets, which are comprised of investments in mutual funds that transact regularly, but do not trade in active markets as they are not publicly available, and, are categorized as Level 2.

The table below presents the carrying amount and fair value by fair value hierarchy level of certain financial instruments that are not reported at fair value (in millions).

	December 31, 2021
		Fair Value
	Carrying Value	Total	Level 1	Level 2	Level 3
Assets
Mortgage loans	$11,482	$11,910	$—	$—	$11,910
Policy loans	1,007	1,007	—	—	1,007
FHLBI capital stock	125	125	125	—	—
Receivables from affiliates	197	197	—	—	197

Liabilities
Annuity reserves (1)	$36,084	$45,796	$—	$—	$45,796
Reserves for guaranteed investment contracts (2)	894	923	—	—	923
Trust instruments supported by funding agreements (2)	5,986	6,175	—	—	6,175
FHLB funding agreements (2)	1,950	1,938	—	—	1,938
Funds withheld payable under reinsurance treaties (3)	24,533	24,533	537	19,127	4,869
Debt	494	563	—	386	177
Securities lending payable	14	14	—	14	—
FHLB advances	—	—	—	—	—
Repurchase agreements	1,572	1,572	—	1,572	—
Separate Account Liabilities (4)	248,949	248,949	—	248,949	—

	December 31, 2020
		Fair Value
	Carrying Value	Total	Level 1	Level 2	Level 3
Assets
Mortgage loans	$10,728	$11,349	$—	$—	$11,349
Policy loans	1,069	1,069	—	—	1,069
FHLBI capital stock	125	125	125	—	—
Receivables from affiliates	229	229	—	—	229

Liabilities
Annuity reserves (1)	$38,318	$46,684	$—	$—	$46,684
Reserves for guaranteed investment contracts (2)	1,276	1,332	—	—	1,332
Trust instruments supported by funding agreements (2)	8,384	8,702	—	—	8,702
FHLB funding agreements (2)	1,478	1,421	—	—	1,421
Funds held under reinsurance treaties	27,519	27,519	432	23,972	3,115
Debt	533	623	—	412	211
Securities lending payable	13	13	—	13	—
FHLB advances	380	380	—	380	—
Repurchase agreements	1,100	1,100	—	1,100	—
Separate Account Liabilities (4)	219,063	219,063	—	219,063	—

(1) Annuity reserves represent only the components of other contract holder funds that are considered to be financial instruments.
(2) Included as a component of other contract holder funds on the consolidated balance sheets.
(3) Excludes $715 million of limited partnership investments measured at NAV at December 31, 2021.
(4) The values of separate account liabilities are set equal to the values of separate account assets.

7.    Deferred Acquisition Costs and Deferred Sales Inducements

Deferred Acquisition Costs

Under current accounting guidance, certain costs that are directly related to the successful acquisition of new or renewal insurance business are capitalized as deferred acquisition costs. These costs primarily pertain to commissions and certain costs associated with policy issuance and underwriting. All other acquisition costs are expensed as incurred.

Deferred acquisition costs are increased by interest thereon and amortized into income in proportion to anticipated premium revenues for traditional life policies and in proportion to estimated gross profits, including net gains (losses) on derivatives and investments, for annuities and interest-sensitive life products. Due to volatility of certain factors that affect gross profits, including net gains (losses) on derivatives and investments, amortization may be a benefit or a charge in any given period. In the event of negative amortization, the related deferred acquisition cost balance is capped at the initial amount capitalized, plus interest. Unamortized deferred acquisition costs are written off when a contract is internally replaced and substantially changed. Deferred acquisition costs are reviewed periodically to ensure that the unamortized portion does not exceed the expected recoverable amounts. The Company’s accounting policy includes reinsurance balances when evaluating recoverability of deferred acquisition costs. Any amount deemed unrecoverable is written off with a charge through deferred acquisition costs amortization. Other than the amounts related to the Athene Reinsurance Transaction in 2020 noted below, no such write-offs were required for 2021, 2020, and 2019.

As available-for-sale debt securities are carried at fair value, an adjustment is made to deferred acquisition costs equal to the change in amortization that would have occurred if such securities had been sold at their stated fair value and the proceeds reinvested at current yields. This adjustment, along with the change in net unrealized gains (losses) on available-for-sale debt securities, net of applicable tax, is credited or charged directly to equity as a component of other comprehensive income. At December 31, 2021 and 2020, deferred acquisition costs decreased by $60 million and $140 million, respectively, to reflect this adjustment.

For variable annuity business, the Company employs a mean reversion methodology that is applied with the objective of adjusting the amortization of deferred acquisition costs that would otherwise be highly volatile due to fluctuations in the level of future gross profits arising from changes in equity market levels. The mean reversion methodology achieves this objective by applying a dynamic adjustment to the assumption for short-term future investment returns. Under this methodology, the projected returns for the next five years are set such that, when combined with the actual returns for the current and preceding two years, the average rate of return over the eight-year period is 7.15% for 2021 and 2020, after external investment management fees. The mean reversion methodology does, however, include a cap and a floor of 15% and 0% per annum, respectively, on the projected return for each of the next five years. At December 31, 2021 and 2020, projected returns under mean reversion were within the range bound by the 15% cap and 0% floor. At both December 31, 2021 and 2020, projected returns after the next five years were set at 7.15%.

The Company evaluated the recoverability of previously established deferred acquisition cost assets in accordance with ASC 944-30-35-22. The Company determined it was appropriate to immediately write-off the remaining deferred acquisition costs on the business reinsured to Athene as no future profits will be recognized on this business at this aggregated level of recoverability testing. Accordingly, amortization of deferred acquisition costs for the year ended December 31, 2020 included a write-off of $626 million, related to the blocks of fixed and fixed index annuity business, as a result of the Athene transaction.

The balances of, and changes, in deferred acquisition costs were as follows (in millions):

	Years Ended December 31,
	2021	2020	2019
Balance, beginning of period	$13,897	$12,334	$11,067
Deferrals of acquisition costs	789	739	796
Amortization	(519)	534	1,003
Unrealized investment (gains) losses	79	290	(532)
Balance, end of period	14,246	13,897	12,334

Actuarial Assumption Changes (Unlocking)

Annually, or as circumstances warrant, the Company conducts a comprehensive review of the assumptions used for its estimates of future gross profits underlying the amortization of deferred acquisition costs and deferred sales inducements, as well as the valuation of the embedded derivatives and reserves for life insurance and annuity products with living benefit and death benefit guarantees. These assumptions include, but may not be limited to, policyholder behavior, mortality rates, expenses, projected hedging costs, investment returns and policy crediting rates. Based on this review, the cumulative balances of deferred acquisition costs, deferred sales inducements and life and annuity guaranteed benefit reserves are adjusted with a corresponding benefit or charge to net income.

Deferred Sales Inducements

Certain sales inducement costs that are directly related to the successful acquisition of new or renewal insurance business are capitalized as deferred sales inducement costs. Bonus interest on deferred fixed annuities and contract enhancements on fixed index annuities and variable annuities are capitalized as deferred sales inducements and included in other assets. Deferred sales inducements (“DSI”) are increased by interest thereon and amortized into income in proportion to estimated gross profits, including net gains (losses) on derivatives and investments. Deferred sales inducements are reviewed periodically to ensure that the unamortized portion does not exceed the expected recoverable amounts. Any amount deemed unrecoverable is written off with a charge through deferred sales inducements amortization. Other than the amounts related to the Athene Reinsurance Transaction in 2020 noted below, no such write-offs were required for 2021, 2020, and 2019.

The Company evaluated the recoverability of previously established deferred acquisition costs and deferred sales inducement assets in accordance with ASC 944-30-35-22. The Company determined it was appropriate to immediately write-off the remaining deferred acquisition costs and deferred sales inducement costs on the business reinsured to Athene as no future profits will be recognized on this business at this aggregated level of recoverability testing. Accordingly, amortization of deferred sales inducement costs for the year ended December 31, 2020 included a write-off of $138 million, related to the blocks of fixed and fixed index annuity business, as a result of the Athene transaction.

The balances of and changes in deferred sales inducements, which are reported in other assets, were as follows (in millions):

	Years Ended December 31,
	2021	2020	2019
Balance, beginning of year	$1	$54	$145
Deferrals of sales inducements	1	3	11
Amortization	(2)	(144)	(22)
Unrealized investment losses (gains)	1	88	(80)
Balance, end of year	1	1	54

8.     Reinsurance

The Company assumes and cedes reinsurance from and to other insurance companies in order to limit losses from large exposures. However, if the reinsurer is unable to meet its obligations, the originating issuer of the coverage retains the liability. The Company reinsures certain of its risks to other reinsurers under a coinsurance, modified coinsurance, or yearly renewable term basis. The Company regularly monitors the financial strength ratings of its reinsurers.

The Company has also acquired certain lines of business that are wholly ceded to non-affiliates. These include both direct and assumed accident and health business, direct and assumed life insurance business, and certain institutional annuities.

The Company’s GMIBs are reinsured with an unrelated party and due to the net settlement provisions of the reinsurance agreement, meet the definition of a derivative. Accordingly, the GMIB reinsurance agreement is recorded at fair value on the Company’s consolidated balance sheets, with changes in fair value recorded in net gains (losses) on derivatives and investments. GMIB reinsured benefits are subject to aggregate annual claim limits. Deductibles also apply on reinsurance of GMIB business issued since March 1, 2005. The Company discontinued offering the GMIB in 2009.

At December 31, 2021 and 2020, the Company had an ACL of $12 million and $13 million, respectively, on its reinsurance recoverables, which are reported net of ACL on the consolidated balance sheets. The ACL considers the credit quality of the reinsurer and is generally determined based on probability of default and loss given default assumptions, after considering any applicable collateral arrangements. Additions to or releases of the allowance were reported in death, other policyholder benefits, and changes in reserves, net of deferrals in the consolidated income statements.

Reinsurance and Funds Withheld Payable Under Reinsurance Treaties

Ceded reinsurance agreements are reported on a gross basis on the Company’s consolidated balance sheets as an asset for amounts recoverable from reinsurers or as a component of other assets or liabilities for amounts, such as premiums, owed to or due from reinsurers. Reinsurance assumed and ceded premiums and benefits paid or provided are accounted for on bases consistent with those used in accounting for the original policies issued and the terms of the reinsurance contracts. Premium income and benefit expenses are reported net of reinsurance assumed and ceded.

Athene Reinsurance

On June 18, 2020, the Company announced that it had entered into a funds withheld coinsurance agreement with Athene effective June 1, 2020 to reinsure on 100% quota share basis, a block of Jackson’s in-force fixed and fixed index annuity product liabilities in exchange for a $1.2 billion ceding commission, which was subject to a post-closing adjustment.

The coinsurance with funds withheld agreement required the Company to establish a segregated account in which the investments supporting the ceded obligations are maintained. While the economic benefits of the investments flow to Athene, the Company retains physical possession and legal ownership of the investments supporting the reserves. Upon closing of the transaction, the Company placed investments into the segregated account with a statutory book value of $25.6 billion. The investments maintained in the segregated account are valued at statutory carrying value for purposes of determining periodic settlement amounts under the coinsurance agreement. The investments in the segregated account are subject to an investment management agreement between the Company and Apollo Insurance Solutions Group LP (“Apollo”), an Athene affiliate. Apollo management fees, which are calculated and paid monthly in arrears, are paid directly from the funds withheld agreement, administered by Athene. These payments were $104 million, $60 million, and nil during the years ended December 31, 2021, 2020 and 2019, associated with these services. Further, the investments in the segregated account are not available to settle any policyholder obligations other than those specifically covered by the coinsurance agreement and are not available to settle obligations to general creditors of the Company. The profit and loss with respect to obligations ceded to Athene are included in periodic net settlements pursuant to the coinsurance agreement. To further support its obligations under the coinsurance agreement, Athene procured $1.2 billion in letters of credit for the Company’s benefit and established a trust account for the Company’s benefit, which had a book value of approximately $313 million at December 31, 2021. In September 2020, the post-closing settlement resulted in ceded premium of $6 million and a decrease of $29 million in ceding commission.

As a result of this transaction, the Company evaluated the recoverability of previously established deferred acquisition costs, deferred sales inducement assets, and of cost of reinsurance assets in accordance with ASC 944-30-35-22. The Company’s accounting policy includes reinsurance balances when evaluating recoverability of DAC and DSI. Accordingly, the Company determined it was appropriate to immediately write-off the remaining DAC, DSI and the cost of reinsurance on the business reinsured to Athene as no future profits will be recognized on this business at this aggregated level of recoverability testing.

The following table summarizes the impact of the Athene transaction on the consolidated income statements (in millions):

December 31, 2020
Contractual ceding commission	$1,202
Cost of reinsurance write-off (1)	(2,520)
DAC and DSI write-off	(764)
Total pretax loss on Athene Reinsurance Transaction	$(2,082)
(1) Cost of reinsurance reflects the net impact of the fair value of assets of $30.1 billion and ceded reserves of $27.6 billion.

Pursuant to the Athene coinsurance agreement, the Company holds certain assets as collateral. At December 31, 2021 and 2020, assets held as collateral in the segregated custody account were $25.4 billion and $28.3 billion, respectively.

Swiss Re Reinsurance

The Company has three retrocession reinsurance agreements (“retro treaties”) with Swiss Reinsurance Company Ltd. (“SRZ”). Pursuant to these retro treaties, the Company ceded to SRZ on a 100% coinsurance basis, subject to pre-existing reinsurance with other parties, certain blocks of business.

As a result, the Company holds certain assets, primarily in the form of policy loans and debt securities, as collateral for the reinsurance recoverable. Investment income and net gains (losses) on derivatives and investments earned on assets held as collateral are paid by the Company to the reinsurer, pursuant to the terms of the agreements. Investment income and net gains (losses) on derivatives and investments are reported net of net gains (losses) on derivatives and investments on funds withheld payable under reinsurance treaties, with no net impact on the Company’s consolidated income statements.

The Company elected the fair value option for assets which are held as collateral for reinsurance, as well as the related established funds withheld payable as further described below. The value of the funds withheld payable is equal to the fair value of the assets held as collateral.

The income credited to reinsurers on the funds withheld payable for the reinsurance agreements is based on the income earned on those assets, which results in an embedded derivative (total return swap). However, for the funds withheld payable, the changes in fair value reported in net gains (losses) on derivatives and investments. Accordingly, the embedded derivative is not bifurcated or separately valued.

The following assets and liabilities were held in support of reserves associated with the Company’s funds withheld reinsurance agreements and were reported in the respective financial statement line items in the consolidated balance sheets (in millions):

	December 31,
	2021	2020
Assets
Debt securities, available-for-sale	$19,094	$24,474
Debt securities, at fair value under the fair value option	164	168
Equity securities	116	42
Mortgage loans	4,739	2,986
Policy loans	3,483	3,471
Freestanding derivative instruments, net	37	(13)
Other invested assets	715	125
Cash and cash equivalents	438	394
Accrued investment income	162	190
Other assets and liabilities, net	(56)	23
Total assets (1)	$28,892	$31,860

Liabilities
Funds held under reinsurance treaties (2)	$29,007	$31,972
Total liabilities	$29,007	$31,972
(1)     Certain assets are reported at amortized cost while the fair value of those assets is reported in the embedded derivative in the funds withheld liability.
(2)     Includes funds withheld embedded derivative of $120 million and $827 million at December 31, 2021 and 2020, respectively.

The sources of income related to funds withheld under reinsurance treaties reported in net investment income in the consolidated income statements were as follows (in millions):

	Years Ended December 31,
	2021	2020	2019
Debt securities	$762	$490	$8
Equity securities	5	2	—
Mortgage loans	179	51	—
Policy loans	314	315	321
Limited partnerships	35	—	—
Other investment income	—	—	1
Total investment income on funds withheld assets	1,295	858	330
Other investment expenses on funds withheld assets (1)	(107)	(66)	—
Total net investment income on funds withheld reinsurance treaties	$1,188	$792	$330

(1)     Includes management fees.

The gains and losses on funds withheld reinsurance treaties as a component of net gains (losses) on derivatives and investments in the consolidated income statements were as follows (in millions):

	Years Ended December 31,
	2021	2020	2019
Available-for-sale securities
Realized gains on sale	$536	$2,074	$—
Realized losses on sale	(52)	(12)	—
Credit loss expense	(1)	—	—
Gross impairments	—	(2)	—
Credit loss expense on mortgage loans	23	(47)	—
Other	(29)	4	—
Net gains (losses) on non-derivative investments	477	2,017	—
Net gains (losses) on derivative instruments	58	(228)	—
Net gains (losses) on funds withheld payable under reinsurance treaties (1)	(556)	(1,349)	(330)
Total net gains (losses) on derivatives and investments	$(21)	$440	$(330)

(1) Includes the Athene embedded derivative gain (loss) of $707 million and $(827) million for the years ended December 31, 2021 and 2020, respectively.

While the economic benefits of the funds withheld assets flow to the respective reinsurers, the Company retains physical possession and legal ownership of the investments supporting the reserves. Net investment income and net gains (losses) on derivatives and investments related to the funds withheld assets are included in periodic settlements under the reinsurance agreements which results in the flow of returns on the assets to the reinsurers. Net gains (losses) on the funds withheld assets are increased or decreased by changes in the embedded derivative liability related to the Athene Reinsurance Agreement and also include (i) changes in the related funds withheld payable and (ii) amortization of the basis difference between book value and fair value of the investments as of the effective date of the reinsurance agreements.

The effect of reinsurance on premiums and benefits was as follows (in millions):

	Years Ended December 31,
	2021	2020	2019
Premiums
Direct	$392	$309	$558
Assumed	42	47	456
Ceded	(327)	(226)	(477)
Total premium	$107	130	537

Benefits
Direct	$1,381	$1,481	$1,403
Assumed	876	749	794
Ceded	(861)	(663)	(662)
Change in reserves, net of reinsurance	(504)	(332)	$(105)
Total benefits	$892	$1,235	$1,430

Components of the Company’s reinsurance recoverable were as follows (in millions):

	December 31,
	2021	2020
Reserves:
Life	$5,845	$5,981
Accident and health	547	569
Guaranteed minimum income benefits	262	340
Other annuity benefits (1)	25,633	27,544
Claims liability and other	882	877
Total	$33,169	$35,311
(1)     Other annuity benefits primarily attributable to fixed and fixed index annuities reinsured with Athene.

9.    Reserves for Future Policy Benefits and Claims Payable and Other Contract Holder Funds

For traditional life insurance contracts, which include term and whole life, reserves for future policy benefits are determined using the net level premium method and assumptions as of the issue date or acquisition date as to mortality, interest, lapse and expenses, plus provisions for adverse deviations. These assumptions are not unlocked unless the reserve is determined to be deficient. Interest rate assumptions range from 2.5% to 6.0%. Lapse, mortality, and expense assumptions for recoverability are based primarily on Company experience. The Company’s liability for future policy benefits also includes net liabilities for guaranteed benefits related to certain nontraditional long-duration life and annuity contracts, which are further discussed in Note 10.

Group payout annuities consist of a closed block of defined benefit annuity plans. The liability for future benefits for these limited payment contracts is calculated using assumptions as of the acquisition date as to mortality and expense plus provisions for adverse deviation.

In conjunction with a prior acquisition, the Company recorded a fair value adjustment at acquisition related to certain annuity and interest sensitive liability blocks of business to reflect the cost of the interest guarantees within the in-force liabilities, based on the difference between the guaranteed interest rate and an assumed new money guaranteed interest rate at acquisition. This adjustment was recorded in reserves for future policy benefits and claims payable. This reserve is reassessed at the end of each period, taking into account changes in the in-force block. Any resulting change in the reserve is recorded as a change in policy reserve through the consolidated income statements.

The following table sets forth the Company’s reserves for future policy benefits and claims payable balances (in millions):

	December 31,
	2021	2020
Traditional life	$4,203	$4,540
Guaranteed benefits (1)	5,477	8,509
Claims payable	1,024	1,089
Accident and health	1,204	1,257
Group payout annuities	4,895	5,220
Other	814	857
Total	$17,617	$21,472
(1)     Primarily includes the embedded derivative liabilities related to the GMWB reserve.

The following table sets forth the Company’s liabilities for other contract holder funds balances (in millions):

	December 31,
	2021	2020
Interest-sensitive life	$11,570	$11,836
Variable annuity fixed option	10,030	10,609
RILA (1)	110	—
Fixed annuity	15,583	16,501
Fixed index annuity (2)	13,333	14,209
GICs, funding agreements and FHLB advances	8,830	11,138
Total	$59,456	$64,293
(1) Includes the embedded derivative liabilities related RILA of $6 million and nil at December 31, 2021 and 2020, respectively.
(2) Includes the embedded derivative liabilities related to fixed index annuity of $1,439 million and $1,484 million at December 31, 2021 and 2020, respectively.

For interest-sensitive life contracts, liabilities approximate the policyholder’s account value, plus the remaining balance of the fair value adjustment related to previously acquired business, which is further discussed below. The liability for fixed index annuities and registered index linked annuities is based on three components, 1) the imputed value of the underlying guaranteed host contract, 2) the fair value of the embedded option component of the contract, and 3) the liability for guaranteed benefits related to the optional lifetime income rider. For fixed annuities, variable annuity fixed option, and other investment contracts, as included in the above table, the liability is the account value, plus the unamortized balance of the fair value adjustment related to previously acquired business. For payout annuities, as included in the above table, reserves are determined under the methodology for limited-payment contracts (for those with significant life contingencies) or using a constant yield method and assumptions as of the issue date for mortality, interest rates, lapse and expenses plus provisions for adverse deviations. At December 31, 2021, the Company had interest sensitive life business with minimum guaranteed interest rates ranging from 2.5% to 6.0% with a 4.68% average guaranteed rate and fixed interest rate annuities with minimum guaranteed rates ranging from 1.0% to 5.5% and a 2.02% average guaranteed rate.

At December 31, 2021 and 2020, approximately 94% and 95%, respectively, of the Company’s annuity account values correspond to crediting rates that are at the minimum guaranteed interest rates.

The following tables show the distribution of the annuity account values within the presented ranges of minimum guaranteed interest rates (in millions):

	December 31,2021
Minimum Guaranteed Interest Rate	Account Value
	Fixed	Fixed Index	RILA	Variable	Total
1.0%	$155	$279	$1	$5,988	$6,423
>1.0% - 2.0%	54	1	—	214	269
>2.0% - 3.0%	876	183	—	3,254	4,313
>3.0% - 4.0%	594	—	—	—	594
>4.0% - 5.0%	276	—	—	—	276
>5.0% - 5.5%	72	—	—	—	72
Subtotal	2,027	463	1	9,456	11,947
Ceded reinsurance	12,086	12,870	—	—	24,956
Total	$14,113	$13,333	$1	$9,456	$36,903

	December 31, 2020
Minimum Guaranteed Interest Rate	Account Value
	Fixed	Fixed Index	RILA	Variable	Total
1.0%	$91	$164	$—	$6,502	$6,757
>1.0% - 2.0%	59	3	—	236	298
>2.0% - 3.0%	915	190	—	3,356	4,461
>3.0% - 4.0%	623	—	—	—	623
>4.0% - 5.0%	280	—	—	—	280
>5.0% - 5.5%	73	—	—	—	73
Subtotal	2,041	357	—	10,094	12,492
Ceded reinsurance	12,924	13,852	—	—	26,776
Total	$14,965	$14,209	$—	$10,094	$39,268

At both December 31, 2021 and 2020, approximately 80% of the Company’s interest sensitive life business account values correspond to crediting rates that are at the minimum guaranteed interest rates. The following table shows the distribution of the interest sensitive life business account values within the presented ranges of minimum guaranteed interest rates, excluding the business that is subject to the previously mentioned retro treaties (in millions):

	December 31,
Minimum Guaranteed Interest Rate	2021	2020
	Account Value - Interest Sensitive Life
>2.0% - 3.0%	$252	$270
>3.0% - 4.0%	2,742	2,819
>4.0% - 5.0%	2,387	2,488
>5.0% - 6.0%	1,967	2,045
Subtotal	7,348	7,622
Retro treaties	4,222	4,214
Total	$11,570	$11,836

The Company has established a $23 billion aggregate Global Medium Term Note program. Jackson National Life Global Funding was formed as a statutory business trust, solely for the purpose of issuing Medium Term Note instruments to institutional investors, the proceeds of which are deposited with the Company and secured by the issuance of funding agreements. The carrying values at December 31, 2021 and 2020 totaled $6.0 billion and $8.4 billion, respectively.

Those Medium Term Note instruments issued in a foreign currency have been hedged for changes in exchange rates using cross-currency swaps. The unrealized foreign currency gains and losses on those Medium Term Note instruments are included in the carrying value of the trust instruments supported by funding agreements.

Trust instrument liabilities are adjusted to reflect the effects of foreign currency translation gains and losses using exchange rates as of the reporting date. Foreign currency translation gains and losses are included in net gains (losses) on derivatives and investments.

Jackson and Squire Re are members of the FHLBI primarily for the purpose of participating in the bank’s mortgage-collateralized loan advance program with long-term funding facilities. Advances are in the form of long-term notes or funding agreements issued to FHLBI. At both December 31, 2021 and 2020, the Company held $125 million of FHLBI capital stock, supporting $2.0 billion and $1.9 billion in funding agreements and long-term borrowings at December 31, 2021 and 2020, respectively.

The Company’s institutional products business is comprised of the traditional guaranteed investment contracts, medium-term funding agreement-backed notes and funding agreements (including agreements issued in conjunction with the Company’s participation in the U.S. Federal Home Loan Bank ("FHLB") program) described above.

10.    Certain Nontraditional Long-Duration Contracts and Variable Annuity Guarantees

Variable Annuity Guarantees

Variable annuity contracts issued by the Company offer various guaranteed minimum death, withdrawal, income and accumulation benefits. Certain benefits, including non-life contingent components of GMWB and GMWB for Life, GMAB and the reinsurance recoverable on the Company’s GMIB, are recorded at fair value. Guaranteed benefits that are not subject to fair value accounting are accounted for as insurance benefits. Variable annuity embedded derivatives are carried at fair value on the Company’s balance sheet as a component of reserves for future policy benefits and claims payable. The Company discontinued offering the GMIB in 2009 and GMAB in 2011.

The non-life contingent component of GMWB and GMWB for Life contracts consists of those guaranteed withdrawal amounts paid to the contract holder in excess of the account value of the contract, up to the amount of the living benefit base. Withdrawal amounts paid to the contract holder in excess of the living benefit base are considered life contingent, and are accounted for as insurance benefits. GMABs and non-life contingent components of GMWB and GMWB for Life contracts are recorded at fair value with changes in fair value recorded in net gains (losses) on derivatives and investments. The fair value of the reserve is based on the expectations of future benefit payments and certain future fees associated with the benefits. At the inception of the contract, the Company attributes to the embedded derivative a portion of rider fees collected from the contract holder, which is then held static in future valuations. Those fees, generally referred to as the attributed fees, are set such that the present value of the attributed fees is equal to the present value of future claims expected to be paid under the guaranteed benefit at the inception of the contract. In subsequent valuations, both the present value of future benefits and the present value of attributed fees are revalued based on current market conditions and policyholder behavior assumptions. The difference between each of the two components represents the fair value of the embedded derivative. Thus, when unfavorable equity market movements cause declines in the contract holder’s account value relative to the guarantee benefit, the valuation of future expected claims would generally increase relative to the measurement performed at the inception of the contract, resulting in an increase in the fair value of the embedded derivative liability (and vice versa).

Fair values for GMWB, GMWB for Life, and GMAB embedded derivatives, as well as GMIB reinsurance recoverables, are calculated using internally developed models because active, observable markets do not exist for those guaranteed benefits.

The fair value calculation is based on the present value of future cash flows comprised of future expected benefit payments, less future attributed rider fees, over the lives of the contracts. Estimating these cash flows requires numerous estimates and subjective judgments related to capital market inputs, as well as actuarially determined assumptions related to expectations regarding policyholder behavior. Capital market inputs include expected market rates of return, market volatility, correlations of market index returns to funds, fund performance and discount rates. The more significant actuarial assumptions include benefit utilization by policyholders, lapse, mortality, and withdrawal rates. Estimates of future policyholder behavior are subjective and are based primarily on the Company's experience. Best estimate assumptions plus risk margins are used as applicable.

At each valuation date, the fair value calculation reflects expected returns based on the greater of LIBOR swap rates and constant maturity treasury rates as of that date to determine the value of expected future cash flows produced in a stochastic process. Volatility assumptions are based on available market data for implied market volatility for durations up to 10 years, grading to a historical volatility level by year 15, where such long-term historical volatility levels contain an explicit risk margin.

The fair value of a liability reflects the effect of nonperformance risk. Nonperformance risk includes, but may not be limited to, a reporting entity’s own credit risk. Additionally, non-performance risk is incorporated into the calculation through the use of discount rates based on a blend of yields on similarly-rated peer debt and yields on Jackson Financial debt (adjusted to operating company levels).

As markets change, mature and evolve and actual policyholder behavior emerges, management regularly evaluates the appropriateness of its assumptions for this component of the fair value model.

The use of the models and assumptions described above requires a significant amount of judgment. Management believes the aggregation of each of these components results in an amount that the Company would be required to transfer for a liability, or receive for an asset, to or from a willing buyer or seller, if one existed, for those market participants to assume the risks associated with the guaranteed benefits and the related reinsurance. However, the ultimate settlement amount of the asset or liability, which is currently unknown, could be significantly different than this fair value.

The Company issues variable contracts through its separate accounts for which investment income and investment gains and losses accrue directly to, and investment risk is borne by, the contract holder (“traditional variable annuities”). The Company also issues variable annuity and life contracts through separate accounts where the Company contractually guarantees to the contract holder (“variable contracts with guarantees”) either a) return of no less than total deposits made to the account adjusted for any partial withdrawals, b) total deposits made to the account adjusted for any partial withdrawals plus a minimum return, or c) the highest account value on a specified anniversary date adjusted for any withdrawals following the contract anniversary. These guarantees include benefits that are payable in the event of death (guaranteed minimum death benefits, or "GMDB"), at annuitization (GMIB), upon the depletion of funds (GMWB) or at the end of a specified period (GMAB).

The assets supporting the variable portion of both traditional variable annuities and variable contracts with guarantees are carried at fair value and reported as summary total separate account assets with an equivalent summary total reported for separate account liabilities. Liabilities for guaranteed benefits are general account obligations and are reported in reserves for future policy benefits and claims payable. Amounts assessed against the contract holders for mortality, administrative, and other services are reported in revenue as fee income. Changes in liabilities for minimum guarantees are reported within death, other policy benefits and change in policy reserves within the consolidated income statements with the exception of changes in embedded derivatives, which are included in net gains (losses) on derivatives and investments.

Fixed Index Annuities

The equity-linked option associated with fixed index annuities issued by the Company is accounted for at fair value as an embedded derivative on the Company’s consolidated balance sheets as a component of other contract holder funds, with changes in fair value recorded in net income. The fair value is determined using an option-budget method with capital market inputs of market index returns and discount rates as well as actuarial assumptions including lapse, mortality and withdrawal rates. Thus, favorable equity market movements cause increases in future contract holder benefits, resulting in an increase in the fair value of the embedded derivative liability (and vice versa). The Company also establishes a host contract reserve to support the underlying guaranteed account value growth. This host reserve is a component of other contract holder funds on the Company’s consolidated balance sheets. In addition, longevity riders may be issued on fixed index annuities. The benefits for these riders are accounted for as insurance benefits similarly to the life-contingent variable annuity guaranteed benefits described above, and are a component of reserves for future policy benefits and claims payable on the Company’s consolidated balance sheets.

RILA

The equity-linked option associated with registered index linked annuities issued by the Company is accounted for at fair value as an embedded derivative on the Company’s consolidated balance sheets as a component of other contract holder funds, with changes in fair value recorded in net income. The fair value is determined using an option-budget method with capital market inputs of market index returns and discount rates as well as actuarial assumptions including lapse, mortality and withdrawal rates. Thus, favorable equity market movements cause increases in future contract holder benefits, resulting in an increase in the fair value of the embedded derivative liability (and vice versa). The Company also establishes a host contract reserve to support the associated account value growth and policyholder benefits. This host reserve is a component of other contract holder funds on the Company’s consolidated balance sheets.

Separate Account Assets and Liabilities

The Company maintains separate account assets, which are reported at fair value. The related liabilities are reported at an amount equivalent to the separate account assets. At December 31, 2021 and 2020, the assets and liabilities associated with variable life and annuity contracts were $248.9 billion and $219.1 billion, respectively. Investment risks associated with market value changes are borne by the contract holders, except to the extent of minimum guarantees made by the Company. Separate account net investment income, net investment realized and unrealized gains and losses, and the related liability changes are offset within the same line item in the consolidated income statements. Amounts assessed against the contract holders for mortality, variable annuity benefit guarantees, administrative, and other services are reported in revenue as fee income.

Included in the assets and liabilities described above is a Company issued group variable annuity contract designed for use in connection with and issued to the Company’s Defined Contribution Retirement Plan. These deposits are allocated to the Jackson National Separate Account – II, which had balances of $390 million and $365 million at December 31, 2021 and 2020, respectively. The Company receives administrative fees for managing the funds. These fees are recorded as earned and included in fee income in the consolidated income statements.

At December 31, 2021 and 2020, the Company provided variable annuity contracts with guarantees, for which the net amount at risk is defined as the amount of guaranteed benefit in excess of current account value, as follows (dollars in millions):

	Minimum Return	Account Value	Net Amount at Risk	Weighted Average Attained Age	Average Period until Expected Annuitization

December 31, 2021
Return of net deposits plus a minimum return
GMDB	0-6%	$194,060	$2,124	68.7 years
GMWB - Premium only	0%	2,937	7
GMWB	0-5%*	245	8
Highest specified anniversary account value minus withdrawals post-anniversary
GMDB		14,806	93	69.8 years
GMWB - Highest anniversary only		3,919	33
GMWB		643	44
Combination net deposits plus minimum return, highest specified anniversary account value minus withdrawals post-anniversary
GMDB	0-6%	9,896	522	71.9 years
GMIB	0-6%	1,662	463		0.5 years
GMWB	0-8%*	181,457	4,295

				Weighted Average Attained Age	Average Period until Expected Annuitization
	Minimum Return	Account Value	Net Amount at Risk

December 31, 2020
Return of net deposits plus a minimum return
GMDB	0-6%	$170,510	$2,340	67.3 years
GMWB - Premium only	0%	2,858	12
GMWB	0-5%*	248	11
GMAB - Premium only	0%	39	—
Highest specified anniversary account value minus withdrawals post-anniversary
GMDB		13,512	86	68.3 years
GMWB - Highest anniversary only		3,459	41
GMWB		646	55
Combination net deposits plus minimum return, highest specified anniversary account value minus withdrawals post-anniversary
GMDB	0-6%	8,891	615	70.5 years
GMIB	0-6%	1,675	556		0.5 years
GMWB	0-8%*	159,857	5,656

* Ranges shown based on simple interest. The upper limits of 5% or 8% simple interest are approximately equal to 4.1% and 6.0%, respectively, on a compound interest basis over a typical 10-year bonus period. The combination GMWB category also includes benefits with a defined increase in the withdrawal percentage under pre-defined non-market conditions.

Amounts shown as GMWB above include a ‘not-for-life’ component up to the point at which the guaranteed withdrawal benefit is exhausted, after which benefits paid are considered to be ‘for-life’ benefits. The liability related to this ‘not-for-life’ portion is valued as an embedded derivative, while the ‘for-life’ benefits are valued as an insurance liability (see below). For this table, the net amount at risk of the ‘not-for-life’ component is the undiscounted excess of the guaranteed withdrawal benefit over the account value, and that of the ‘for-life’ component is the estimated value of additional life contingent benefits paid after the guaranteed withdrawal benefit is exhausted.

Account balances of contracts with guarantees were invested in variable separate accounts as follows (in millions):

	December 31,
	2021	2020
Fund type:
Equity	$154,368	$132,213
Bond	20,207	20,203
Balanced	43,185	39,626
Money market	1,564	1,862
Total	$219,324	$193,904

GMDB liabilities reflected in the general account were as follows (in millions):

	December 31,
	2021	2020
Balance as of beginning of period	$1,418	$1,283
Incurred guaranteed benefits	55	270
Paid guaranteed benefits	(103)	(135)
Balance as of end of period	$1,370	$1,418
The GMDB liability is determined by estimating the expected value of death benefits in excess of the projected account balance and recognizing the excess ratably over the accumulation period based on total expected assessments. The Company regularly evaluates estimates used and adjusts the liability balance through the consolidated income statement, within death, other policy benefits and change in policy reserves, if actual experience or other evidence suggests that earlier assumptions should be revised.

The following assumptions and methodology were used to determine the GMDB liability at both December 31, 2021 and 2020 (except where otherwise noted):

•Use of a series of stochastic investment performance scenarios, based on historical average market volatility.
•Mean investment performance assumption of 7.15%, after investment management fees, but before external investment advisory fees and mortality and expense charges.
•Mortality equal to 38% to 100% of the IAM 2012 basic table improved using Scale G through 2019.
•Lapse rates varying by contract type, duration and degree the benefit is in-the-money and ranging from 0.3% to 27.9% (before application of dynamic adjustments).
•Discount rates: 7.15% on 2020 and later issues, 7.4% on 2013 through 2019 issues, 8.4% on 2012 and prior issues.

Most GMWB reserves are considered to be derivatives under current accounting guidance and are recognized at fair value, as previously defined, with the change in fair value reported in net income (as net gains (losses) on derivatives and investments). The fair value of these liabilities is determined using stochastic modeling and inputs as further described in Note 6. The fair valued GMWB had a reserve liability of $2,626 million and $5,592 million at December 31, 2021 and 2020, respectively, and was reported in reserves for future policy benefits and claims payable.

The Company has also issued certain GMWB products that guarantee payments over a lifetime. Reserves for the portion of these benefits after the point where the guaranteed withdrawal balance is exhausted are calculated using assumptions and methodology similar to the GMDB liability. At December 31, 2021 and 2020, these GMWB reserves totaled $196 million and $181 million, respectively, and were reported in reserves for future policy benefits and claims payable.

GMAB benefits were offered on some variable annuity products. However, the Company no longer offers these benefits and all have expired as of June 30, 2021. The GMAB had an asset value that was immaterial to the consolidated financial statements at December 31, 2020.

The direct GMIB liability is determined at each period end by estimating the expected value of the annuitization benefits in excess of the projected account balance at the date of annuitization and recognizing the excess ratably over the accumulation period based on total expected assessments. The assumptions used for calculating the direct GMIB liability are consistent with those used for calculating the GMDB liability. At December 31, 2021 and 2020, GMIB reserves before reinsurance totaled $78 million and $87 million, respectively.

Other Liabilities – Insurance and Annuitization Benefits

The Company has established additional reserves for life insurance business for universal life plans with secondary guarantees, interest-sensitive life plans that exhibit “profits followed by loss” patterns and account balance adjustments to tabular guaranteed cash values on one interest-sensitive life plan.

Liabilities for these benefits, as established according to the methodologies described below, are as follows:

	December 31, 2021			December 31, 2020
Benefit Type	Liability (in millions)	Net Amount at Risk (in millions)	Weighted Average Attained Age	Liability (in millions)	Net Amount at Risk (in millions)	Weighted Average Attained Age
Insurance benefits *	$943	$18,506	64.0 years	$940	$19,483	63.5 years
Account balance adjustments	141	N/A	N/A	134	N/A	N/A
*    Amounts for the universal life benefits are for the total of the plans containing any policies having projected non-zero excess benefits, and thus may include some policies with zero projected excess benefits.

The following assumptions and methodology were used to determine the universal life insurance benefit liability for the periods referenced in the table above:

•Use of a series of deterministic premium persistency scenarios.
•Other experience assumptions similar to those used in amortization of deferred acquisition costs.
•Discount rates equal to credited interest rates, approximately 3.0% to 5.5% at both December 31, 2021 and 2020, respectively.

The Company also has a small closed block of two-tier annuities, where different crediting rates are used for annuitization and surrender benefit calculations. A liability is established to cover future annuitization benefits in excess of surrender values and was immaterial to the consolidated financial statements at both December 31, 2021 and 2020, respectively. The Company also offers an optional lifetime income rider with certain of its fixed index annuities. The liability established for this rider before reinsurance was $37 million and $18 million at December 31, 2021 and 2020, respectively.

11.    Long-Term Debt

Liabilities for the Company’s debt are primarily carried at an amount equal to the unpaid principal balance. Original issuance discount or premium and any debt issue costs, if applicable, are recognized as a component of interest expense over the period the debt is expected to be outstanding.

The aggregate carrying value of long-term debt were as follows (in millions):

	December 31,
	2021	2020
Long-Term Debt
Surplus notes	$427	$461
FHLBI bank loans	67	72
Total long-term debt	$494	$533
At December 31, 2021, the above borrowings were all due after five years.

Surplus Notes

Under Michigan Insurance Law, for statutory reporting purposes, the surplus notes are not part of the legal liabilities of the Company and are considered surplus funds. Payments of interest or principal may only be made with the prior approval of the commissioner of insurance of the state of Michigan and only out of surplus earnings which the commissioner determines to be available for such payments under Michigan Insurance Law.

On March 15, 1997, the Company issued 8.2% surplus notes in the principal amount of $250 million due March 15, 2027. These surplus notes were issued pursuant to Rule 144A under the Securities Act of 1933, as amended, and are unsecured and subordinated to all present and future indebtedness, policy claims and other creditor claims and may not be redeemed at the option of the Company or any holder prior to maturity. Interest is payable semi-annually on March 15th and September 15th of each year. Interest expense on the notes was $20 million, $21 million, and $20 million for the years ended December 31, 2021, 2020 and 2019, respectively.

In conjunction with a reserve financing transaction, Squire Re II issued the Squire Surplus Note to an affiliate. The Squire Surplus Note matures December 30, 2031 and bears interest at 4.4%, payable quarterly. Interest expense on the Squire Surplus Note was $8 million, $10 million, and $11 million for the years ended December 31, 2021, 2020 and 2019, respectively.

FHLB Loans

The Company received loans of $50 million from the FHLBI under its community investment program in both 2015 and 2014, which amortize on a straight-line basis over the loan term. The weighted average interest rate on these loans was 0.1% and 0.5% for the years ended December 31, 2021 and 2020, respectively.

The outstanding balance on these loans was $67 million and $72 million at December 31, 2021 and 2020, respectively. At December 31, 2021 and 2020, the loans were collateralized by mortgage-related securities and commercial mortgage loans with a carrying value of $95 million and $96 million, respectively.

12.     Federal Home Loan Bank Advances

The Company entered into a advance program with the FHLBI in which interest rates were either fixed or variable based on the FHLBI cost of funds or market rates. Advances of nil and $380 million were outstanding at December 31, 2021 and 2020, respectively, and were recorded in other liabilities.

13.     Income Taxes

U.S. Tax Law Changes

On March 27, 2020, H.R. 748, the Coronavirus Aid, Relief, and Economic Security Act, “the CARES ACT”, was signed into legislation. The CARES ACT includes tax provisions relevant to businesses that during 2020 impacted taxes related to 2018 and 2019. Some of the significant changes are reducing the interest expense disallowance for 2019 and 2020, allowing the five year carryback of net operating losses for 2018-2020, suspension of the 80% limitation of taxable income for net operating loss carryforwards for 2018-2020, and the acceleration of depreciation expense from 2018 and forward on qualified improvement property. In 2020, the Company recognized a tax benefit of $16 million as a result of the CARES ACT. In addition, the Taxpayer Certainty & Disaster Tax Relief Act was enacted on December 27, 2020. There was no impact to taxes from this legislation in 2021 or 2020.

Effective Tax Rate

The components of the provision for federal, state and local income taxes were as follows (in millions):

	Years Ended December 31,
	2021	2020 (1)	2019 (1)
Current tax expense (benefit)
Federal	$(78)	$(67)	$300
State and local	(3)	2	—
Total current tax expense (benefit)	(81)	(65)	300
Deferred tax expense (benefit)
Federal	675	(703)	(673)
State and local	22	(73)	—
Total deferred tax expense (benefit)	697	(776)	(673)
Total income taxes	$616	$(841)	$(373)

(1) Years ended December 31, 2020, and 2019 were reclassified to conform with the current year presentation of State and local taxes.

For the tax year ended December 31, 2021, current tax benefit includes $24 million benefit of net interest related to tax refunds and $3 million benefit for the reversal of the uncertain tax position.

The federal income tax provisions differ from the amounts determined by multiplying pretax income attributable to the Company by the statutory federal income tax rate of 21% were as follows (in millions):

	Years Ended December 31,
	2021	2020	2019
Income taxes at statutory rate	$811	$(503)	$(176)
State income taxes (1)	15	(56)	—
Dividends received deduction	(146)	(158)	(171)
Valuation allowance	—	—	—
U.S. federal tax reform impact (2)	—	(16)	—
Foreign and other tax credits (3)	(46)	(61)	(40)
Prior year deferred tax benefit	—	(53)	—
Other (4)	(18)	6	14
Income tax (benefit) expense	$616	$(841)	$(373)
Effective tax rate	15.9%	35.1%	44.5%

(1) For the year ended December 31, 2020, includes a benefit of $33 million relating to prior periods.
(2) For the year ended December 31, 2020, the benefit is the result of the CARES Act.
(3) For the years ended December 31, 2021, 2020 and 2019, this primarily represents the benefit from foreign tax credits generated by the fund investments of the variable life and annuity contracts
(4) Aggregation of insignificant reconciling items that are less than 5% of the computed income tax expense (benefit) in accordance with guidance.

For 2019, the rate reconciling items for foreign and other tax credits and other included a reclassification to conform with the current year presentation.

The Dividends received deduction (“DRD”) reduces the amount of divided income subject to tax. The DRD for the current period was estimated using information from 2020 and estimates of current year investments results. The actual current year DRD can vary based on factors such as, but not limited to, changes in the amount of dividends received that are eligible for the DRD, changes in the amount of distributions received from fund investments, changes in the account balances of variable life and annuity contracts, and the Company’s taxable income before the DRD.

Income Taxes Paid

Income taxes paid (refunded) were $(390) million, $(4) million, and $379 million in 2021, 2020 and 2019, respectively. The income taxes refunded in 2021 include $(314) million of taxes and $(24) million of net interest related to the IRS audit that closed during the year and $(51) million of refunds from the overpayment of 2020 taxes in the current year.

Deferred Taxes and Assessment of Valuation Allowance

The tax effects of significant temporary differences that gave rise to deferred tax assets and liabilities were as follows (in millions):

	December 31,
	2021	2020
Gross deferred tax asset
Difference between financial reporting and the tax basis of:
Policy reserves and other insurance items	$2,695	$3,257
Employee benefits	151	137
Derivative investments	1,129	1,121
Other investment items	—	330
Net operating loss carryforward	284	29
Other	11	53
Total gross deferred tax asset	4,270	4,927
Valuation allowance	—	—
Gross deferred tax asset, net of valuation allowance	$4,270	$4,927
Gross deferred tax liability
Difference between financial reporting and the tax basis of:
Deferred acquisition costs and sales inducements	$(2,870)	$(2,811)
Other investment items	(22)	—
Net unrealized investment gains	(451)	(1,021)
Other	(18)	(59)
Total gross deferred tax liability	(3,361)	(3,891)
Net deferred tax asset	$909	$1,036

Deferred income taxes arise from the recognition of temporary differences between the basis of assets and liabilities determined for financial reporting purposes and the basis determined for income tax purposes. Such temporary differences are principally related to the effects of recording certain invested assets at market value, the deferral of acquisition costs and sales inducements and the provisions for future policy benefits and expenses. Deferred tax assets and liabilities are measured using the tax rates expected to be in effect when such benefits are realized.

In 2016, the Company reached an agreement with the IRS regarding the taxation of hedging activities. This agreement requires the current taxation of all unrealized gains and losses on hedge-related investments, but then defers two-thirds of the amount ratably over the following two years. Accordingly, there is an acceleration of taxes incurred currently and a related offset to the taxes being deferred.

The Company is required to evaluate the recoverability of its deferred tax assets and establish a valuation allowance, if necessary, to reduce its deferred tax asset to an amount that is more likely than not to be realizable. Considerable judgment and the use of estimates are required when determining whether a valuation allowance is necessary and, if so, the amount of such valuation allowance. When evaluating the need for a valuation allowance, the Company considers many factors, including: the nature and character of the deferred tax assets and liabilities; taxable income in prior carryback years; future reversals of temporary differences; the length of time carryovers can be utilized; and any tax planning strategies the Company would employ to avoid a tax benefit from expiring unused.

The Company utilized a three year rolling calculation of actual income before taxes adjusted for permanent items to measure the cumulative losses in recent years. The total historical cumulative loss includes significant increases in the dividend received deduction (DRD) benefit for 2019 due to the funds in separate accounts converting regulated investment companies (RICs) to Partnerships. The conversion resulted in two years of DRD from RIC distributions being deducted in 2019. Significant increases in the DRD from fund conversions are not expected to continue as there are a limited number of RIC funds that could still be converted. In 2020, the Company entered into a funds withheld coinsurance agreement with Athene that resulted in a significant one-time loss related to the net consideration of the reinsurance transaction during the year. The Company considered increased DRD and Athene loss as well as a one-time loss for hedges related to managing to the risk limits under the previous VA reserving regime in 2019, in assessing the sources of taxable income available to realize the benefit of deferred tax assets.

The Company evaluated each component of the deferred tax asset and assessed the effects of limitations and/or interpretations on the value of such components to be fully recognized in the future. The Company also evaluated the likelihood of sufficient taxable income in the future to offset the available deferred tax assets based on evidence considered to be objective and verifiable. Based on the analysis at December 31, 2021 and 2020, the Company concluded that it is more likely than not, that the $909 million and $1,036 million, respectively, of net deferred tax assets will be realized through future projected taxable income.

Carryforwards

The following table sets forth the amount and expiration dates of federal and state operating, capital loss and tax credit carryforwards for tax periods indicated. Included in the table is a Section 382 loss carryforward attributable to a previous acquisition. Section 382 of the Internal Revenue Code imposes limitations on the utilization of net operating loss carryforwards. The Section 382 limitation is an annual limitation on the amount of pre-acquisition net operating losses that a corporation may use to offset post-acquisition income. Section 382 further limits certain unrealized built-in losses at the time of acquisition.

	December 31,
	2021	2020
Federal net operating and capital loss carryforwards (1)	$1,178	$—
Section 382 net operating loss from previous acquisition (2)	137	137
State net operating and capital loss carryforwards (3)	158	—
Alternative Minimum Credit (4)	6	6
Total	$1,479	$143

(1) Unlimited carryforward
(2) Begins to expire in 2026 with annual limitation of approximately $21 million.
(3) For the year ended December 31, 2021, includes $50 million with expiration of 0-20 years, and with $108 million unlimited carryforward.
(4) Subject to 383 limitations.

Accounting for Uncertainty in Income Taxes

The Company determines whether a tax position is more likely than not to be sustained upon examination by tax authorities. The portion of a tax position that is greater than the 50% likelihood of being realized is recorded on the financial statements and any unrecognized part of a position due to uncertainties are recorded as a liability and are charged to income tax in the period that determination is made. The Company has considered both permanent and temporary positions in determining the unrecognized tax benefit rollforward. At December 31, 2021, the Company held no reserves related to unrecognized tax benefits. For the year ended December 31, 2021, the Company decreased the reserve related to a change in the calculation of its tax basis reserves as a result of the lapse of the statute of limitations. For the year ended December 31, 2020, the Company decreased the reserve related to the exclusion of short-term capital gains from the separate account dividends received deduction calculation as a result of settlement through the IRS Fast Track Settlement process. The unrecognized benefit had been recorded in the net federal income tax receivable included in other assets on the consolidated balance sheets. The following table summarizes the changes in the Company’s unrecognized tax benefits (in millions):

	December 31,
	2021	2020
Unrecognized tax benefit, beginning of year	$2	$33
Additions for tax positions identified	—	—
Decrease for Change in Tax Reserves position	(2)	—
Decrease for DRD short-term position	—	(31)
Unrecognized tax benefit, end of year	$—	$2

The Company recognizes interest and penalties, if any, related to unrecognized tax benefits as a component of income tax (benefit) expense. The Company did not recognize any interest and penalty expense in 2021, 2020 or 2019. For 2021 and 2020, the Company had accrued total interest expense of nil and $5 million, respectively. For 2021 and 2020, the Company did not accrue any amounts for penalties.

Based on information available as of December 31, 2021, the Company believes that, in the next 12 months, there are no positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly increase or decrease.

Tax Examinations And Litigation

The Company is no longer subject to U.S. federal tax examinations by tax authorities for years prior to 2018. Tax years from 2018 to 2021 remain open under the statute of limitations. The 2017 IRS exam of the Brooke Life consolidated return closed during 2021 with no material impact to the Company. Certain of the Company’s state premium tax returns are currently under examination by various jurisdictions for years ranging from 2012 to 2021. The Company does not anticipate any material changes from any of these audits.

Organization and Tax Sharing Agreements

The Company files income tax returns with the U.S. federal government and various state and local jurisdictions, as well as certain foreign jurisdictions.

Brooke Life files a consolidated life insurance company tax return with Jackson, JNY, and Squire Re II. Jackson National Life (Bermuda) LTD and VFL International Life Company SPC, LTD are taxed as controlled foreign corporations of Jackson. With the exception of several insignificant wholly-owned subsidiaries that are not included in the Brooke Life consolidated tax return, all other subsidiaries of Jackson are limited liability companies with all of their interests owned by Jackson. Accordingly, they are not considered separate entities for income tax purposes and, therefore, are taxed as part of the operations of Jackson. Income tax expense is calculated on a separate company basis.

Brooke Life, Jackson, JNY, and Squire RE II have entered into written tax sharing agreements. These tax sharing agreements are generally based on a separate return basis with benefits for credits and losses.

14.    Commitments and Contingencies

In the ordinary course of business, the Company and its subsidiaries are parties to legal actions and, at times, regulatory investigations. Given the inherent unpredictability of these matters, it is difficult to estimate their impact on the Company’s financial position. A reserve is established for contingent liabilities if it is probable that a loss has been incurred and the amount is reasonably estimable. It is possible that an adverse outcome in certain of the Company’s contingent liabilities, or the use of different assumptions in the determination of amounts recorded, could have a material effect upon the Company’s financial position. However, it is the opinion of management that the ultimate disposition of contingent liabilities is unlikely to have a material adverse effect on the Company’s financial position. Jackson has been named in civil litigation proceedings, which appear to be substantially similar to other class action litigation brought against many life insurers including allegations of misconduct in the sale of insurance products. The Company accrues for legal contingencies once the contingency is deemed to be probable and reasonably estimable.

At December 31, 2021, the Company had unfunded commitments related to its investments in limited partnerships and limited liability companies totaling $1,740 million. At December 31, 2021, unfunded commitments related to fixed-rate mortgage loans and other debt securities totaled $1,398 million.

15.    Leases

The Company leases office space and equipment under several operating leases that expire at various dates through 2051. The Company determines if a contract is a lease at inception or modification. Lease terms may include options to extend or terminate the lease and are included in the lease measurement when it is reasonably certain that the Company will exercise that option. Right-of-use (“ROU”) assets represent the right to use an underlying asset for the lease term and corresponding lease liabilities represent the obligation to make lease payments arising from the lease. ROU assets and liabilities are determined using the Company’s incremental borrowings rate based upon information available at lease commencement. Certain lease incentives such as free rent periods are recorded as a reduction of the ROU asset. Lease costs for operating leases are recognized on a straight-line basis over the life of the lease.

The Company has lease agreements with both lease and non-lease components. The Company elected the practical expedient to combine lease and non-lease components for certain real estate leases.

Variable lease expenses may include changes in index-linked lease payments and certain variable operating expenses associated with real estate leases. These payments are recognized in operating expenses in the period incurred.

At December 31, 2021 and 2020, the Company had operating lease net ROU assets of $14 million and $19 million and associated lease liabilities of $23 million and $30 million, respectively, classified within other assets and other liabilities, respectively. Net lease expense was $30 million, $22 million, and $32 million in 2021, 2020 and 2019, respectively, including expenses associated with software leases.

The following table summarizes the components of operating lease costs and other information related to operating leases recorded within operating costs and other expenses, net of deferrals, (in millions):

	Years Ended December 31,
	2021	2020	2019
Lease Cost:
Operating leases (1)	$7	$11	$13
Variable lease costs	2	2	2
Sublease income	(4)	(5)	(3)
Net Lease Cost	$5	$8	$12

Other Information:
Cash paid for amounts included in the measurement of operating lease liability	$7	$10	$12
Weighted average lease term	5 years	6 years	6 years
Weighted average discount rate	3.6%	3.6%	3.6%
(1)    Operating lease costs exclude software leases, as intangible assets are excluded from the scope of Accounting Standard Codification 842, Leases.

At December 31, 2021, the maturities of operating lease liabilities were as follows (in millions):

2022	$6
2023	6
2024	5
2025	3
2026	3
Thereafter	3
Total	$26
Less: interest	3
Present value of lease liabilities	$23

16.    Share-Based Compensation

Prudential Share Plans

Historically, certain employees participated in various share award plans relating to Prudential shares and/or American Depositary Receipts (“ADRs”) that were tradable on the New York Stock Exchange and are described below.

At certain times, the Company granted one-off type retention awards to certain key senior executives within Jackson. These awards were subject to the prior approval of the Jackson Remuneration Committee and were nil cost awards with a contingent right to receive Prudential ADRs. The awards were contingent upon continued employment of the recipient through the award vesting date. There were no performance measurements with these awards.

The Company reflected the above plan as an equity classified plan and, therefore, reported the net reserve related to the compensation expense and the value of the shares distributed under this plan within the consolidated statements of equity. At December 31, 2021 and 2020, the Company had nil and $8 million, respectively, reserved for future payments under this plan.

The Company either acquired shares/ADRs or reimbursed Prudential for the costs of any shares/ADRs that were distributed to participants in the above plan. The shares/ADRs acquired for all the share-award plans were held at cost in a trust account for future distributions. The Company reflected the costs of shares/ADRs held within the consolidated balance sheet as shares held in trust. At December 31, 2021 and 2020, the Company had nil and $4 million of shares/ADRs held at cost in the trust, respectively.

The Prudential Long Term Incentive Plan (the “Prudential PLTIP”) was a Prudential incentive plan in which the Company granted share awards to eligible employees in the form of a contingent right to receive Prudential ADRs, or a conditional allocation of Prudential ADRs, subject to the prior approval of Jackson Remuneration Committee. Historically, these share awards vested based on the achievement of planned International Financial Reporting Standards (“IFRS”) pretax operating income for the U.S. business, had vesting periods of three years and were at nil cost to the employee. Share awards vested between 0% (less than 90% of plan) and 100% (more than 110% of plan) of the grant amounts dependent on IFRS pretax operating income attained over the performance period. Award holders did not have any right to dividends or voting rights attached to the ADRs granted during the performance period. Upon vesting, a number of ADRs equivalent to the value of dividends that otherwise would have been received over the performance period were added to vested awards.

The Company reflected the above plan as a liability classified plan and, therefore, reported the accrued compensation expense and the value of the shares distributed within other liabilities. At December 31, 2021 and 2020, the Company had nil and $89 million accrued for future payments under this plan.

Outstanding non-vested Prudential ADRs granted as of December 31, 2020 were 4,728,473. In 2021, these plans were replaced through a re-issuance by Jackson Financial’s 2021 Omnibus Incentive Plan (the “Incentive Plan”) and the remaining outstanding awards were exchanged for awards under the new plan as further described below.

2021 Omnibus Incentive Plan

In April 2021, the Jackson Financial’s board of directors adopted, and Jackson Financial’s shareholders approved, the Incentive Plan. This Incentive Plan became effective following the completion of the Demerger and replaced the Prudential Share Plans. The outstanding unvested awards previously issued under the Prudential Share Plans were exchanged for equivalent awards of shares of Jackson Financial’s Class A common stock under the Incentive Plan, with a grant date of October 4, 2021. The performance conditions of the awards were modified to be based on U.S. GAAP based metrics, rather than IFRS. The incremental compensation cost resulting from the modifications will be recognized ratably over the remaining requisite service period of each award.

Jackson Financial’s 2021 Omnibus Incentive Plan allows for stock-based awards including stock options, stock appreciation rights, restricted share awards, performance share awards, and deferred share units. The Incentive Plan has a ten-year term, expiring in September 2031. Jackson Financial currently has Restricted Share Unit and Performance Unit equity-based compensation awards outstanding. Dividend equivalents are generally accrued on restricted stock units and performance share units outstanding as of the record date. These dividend equivalents are paid only on the restricted stock units and performance units that ultimately vest. Generally, the requisite service period is the vesting period. In the case of retirement (eligibility for which is based on the employee's age and years of service as provided in the relevant award agreement), awards vest in full, but are subject to the satisfaction of any applicable performance criteria and paid in line with the original vesting date.

The Company reflects the cash settled awards of the above plan as a liability classified plan and, therefore, reports the accrued compensation expense and the value of the cash settled awards within other liabilities. At December 31, 2021, the Company had $61 million accrued for future payments under this plan. Jackson Financial allocates a portion of the compensation expense associated with the share-settled awards to Jackson, which the Company settles with Jackson Financial monthly, on a one-month lag.

Restricted Share Units (RSUs)

Jackson Financial grants RSUs to certain employees. The majority of employee RSUs are expected to vest in three equal installments on the first through third anniversaries of the grant date over a 3-year service period, subject to forfeiture and transfer restrictions, and are payable in cash or shares of Jackson Financial Class A common stock at Jackson Financial’s discretion. The employee awards granted in 2021 will have a shortened, 30-month vesting period. In addition, 1 and 2-year awards were issued in connection with Jackson Financial's Demerger. Restricted share units have immediate dividend rights and voting rights upon issuance of underlying shares. In lieu of cash dividend payments, the dividends on unvested RSUs are awarded in additional units equal to the value of the dividends, and are subject to the same vesting and distribution conditions as the underlying RSU.

Outstanding non-vested liability classified RSUs granted to employees were as follows:

Year Ended December 31, 2021	Cash-Settled
	RSUs	Weighted-Average Grant Date Fair Value per Share
Non-vested at beginning of period	—	$—
Granted (1)	1,338,880	$26.57
Vested	—	$—
Forfeited	(5,177)	$26.41
Re-issuance due to modification	234,692	$26.41
Non-vested at end of period	1,568,395	$26.09

(1) Includes dividend equivalents granted in the current period on awards outstanding

Performance Share Units (PSUs)

Jackson Financial grants PSUs to certain employees. PSU vesting is contingent on meeting a specified service requirement and the level of achievement of performance conditions. The PSU awards entitle recipients to receive, upon vesting, a number of units that ranges from 0% to 200% of the number of PSUs awarded, depending on the level of achievement of the specified performance conditions. The awards are generally expected to vest after a period of three years, subject to forfeiture and transfer restrictions, and are payable in cash or shares of Jackson Financial Class A common stock at Jackson Financial’s discretion. However, the awards granted in 2021 will have a shortened, 30-month vesting period. Award recipients have immediate dividend rights and voting rights upon issuance of underlying shares. The dividends on unvested PSUs are awarded in additional units equal to the value of the dividends, and are subject to the same vesting and distribution conditions as the underlying PSUs. The modified PSU awards retained their vesting and performance conditions, modified to be based on U.S. GAAP based metrics, rather than IFRS.

Outstanding non-vested liability classified PSUs granted were as follows:

Year Ended December 31, 2021	Cash-Settled
	PSUs	Weighted-Average Grant Date Fair Value per Share
Non-vested at beginning of period	—	$—
Granted (1)	219,139	$27.44
Vested	—	$—
Forfeited	(3,087)	$26.41
Re-issuance due to modification	1,303,070	$26.41
Non-vested at end of period	1,519,122	$26.56
(1) Includes dividend equivalents granted in the current period on awards outstanding

Compensation Cost

The Company charges the fair value of the restricted share units and performance share units to expense over the requisite service period. The fair value of equity-classified RSUs and PSUs is based on the price of Jackson Financial’s Class A common stock on the grant date. The fair value of liability-classified RSUs and PSUs is based on the price of Jackson Financial’s Class A common stock as of the reporting date. For performance-based awards, Jackson Financial estimates the number of shares expected to vest at the end of the performance period based on the probable achievement of the performance objective. RSUs have graded vesting features and the Company recognizes expense for those awards on a straight-line basis over the requisite service period. Jackson Financial recognizes forfeitures as they occur when recognizing share-based compensation expense.

Total expense related to these share-based plans was as follows (in millions):

	For the Years Ended December 31,
	2021	2020	2019
Compensation expense recognized	$97	$44	$55
Income tax benefit recognized	$19	$9	$12

Unrecognized compensation cost for RSUs and PSUs under the Incentive Plan as of December 31, 2021 was $120 million with a weighted average recognition period of 1.44 years.

17.    Other Related Party Transactions

The Company's investment portfolio is managed by PPM America, Inc. ("PPM"), a registered investment adviser, and a wholly-owned subsidiary of Jackson Financial. The Company paid $58 million, $65 million, and $77 million for investment advisory services during the years ended December 31, 2021, 2020 and 2019.

The Company has entered into shared services administrative agreements with both National Planning Holdings ("NPH") and PPM. Under the shared services administrative agreements, the Company charged $6 million, $9 million, and $8 million of certain management and corporate services costs to these affiliates in 2021, 2020 and 2019, respectively.

The Company provides a $100 million revolving credit facility to Jackson Financial, an upstream holding company. The loan is unsecured and matures in December 2026, accrues interest at Secured Overnight Financing Rate plus 2% plus 0.12% spread adjustment, and has a commitment fee of 0.1% per annum. There was no outstanding balance at both December 31, 2021 and 2020, respectively. The highest outstanding loan balance during 2021 and 2020 was $30 million and nil, respectively.
The Company provides a $40 million revolving credit facility to PPM. The loan is unsecured, matures in September 2023, accrues interest at LIBOR plus 2% per annum and has a commitment fee of 0.1% per annum. At December 31, 2021 and 2020, the outstanding balance was $20 million and nil, respectively. The highest outstanding loan balance during 2021 and 2020 was $20 million and nil, respectively.

The Company provides a $20 million revolving credit facility to Jackson Holdings, LLC, an upstream holding company. The loan is unsecured, matures in June 2024, accrues interest at LIBOR plus 2% per annum and has a commitment fee of 0.25% per annum. The outstanding balance at both December 31, 2021 and 2020 was nil. The highest outstanding loan balance during both 2021 and 2020 was nil.

The Company, through its PGDS subsidiary, provides various information security and technology services to certain Prudential affiliated entities. The Company recognized $4 million, $5 million, and $3 million of revenue during the years ended December 31, 2021, 2020 and 2019, associated with these services. This revenue is included in other income in the accompanying consolidated income statements and is substantially equal to the costs incurred to provide the services, which are reported in operating costs and other expenses in the consolidated income statements.

Receivables from Affiliates
Effective December 30, 2016, the Company executed a reserve financing transaction, whereby, for statutory reporting, the risk on $319 million of statutory basis redundant term life reserves was transferred to a third-party reinsurer. In conjunction with the transaction, Squire Re II financed the excess reserves through a surplus note (the “Squire Surplus Note”) issued to an affiliate, Brier Capital LLC (“Brier”), in return for a note receivable from Brier (the “Financing Note”). Quarterly interest payments due under the Financing Note and the Squire Surplus Note are offset against each other and only the net amounts are due. The outstanding principal on the Financing Note and the Squire Surplus Note, each initially $344 million, are expected to increase or decrease in relation to changes in the excess reserves financed. The Financing Note, reported in Receivables from Affiliates, matures December 30, 2031 and bears interest at 4.0%. The outstanding balance of both the Financing Note and the Squire Surplus Note was $177 million and $211 million at December 31, 2021 and 2020, respectively.

18.    Statutory Accounting and Regulatory Matters

The Company is required to prepare statutory financial statements in accordance with statutory accounting practices prescribed or permitted by the insurance department of the state of domicile. Statutory accounting practices primarily differ from GAAP by charging policy acquisition costs to expense as incurred and establishing future policy benefit liabilities using different actuarial assumptions, as well as valuing investments and certain assets and accounting for deferred income taxes on a different basis.

At December 31, 2021 and 2020, the Company’s statutory capital and surplus was $6.1 billion and $4.8 billion, respectively. Statutory net income (loss) of the Company was $136 million, $(1,933) million, and $(1,058) million, in 2021, 2020 and 2019, respectively.

Under Michigan Insurance Law, Jackson must provide notification to the Michigan commissioner of insurance prior to payment of any dividend. Ordinary dividends on capital stock may only be distributed out of earned surplus, excluding any unrealized capital gains and the effect of permitted practices (referred to as adjusted earned surplus). Ordinary dividends are also limited to the greater of 10% of statutory surplus as of the preceding year end, excluding any increase arising from the application of permitted practices, or the statutory net income, excluding any net realized investment gains, for the twelve month period ended on the preceding December 31. The commissioner may approve payment of dividends in excess of these amounts, which would be deemed an extraordinary dividend. The maximum amount that would qualify as an ordinary dividend, which would consequently be free from restriction and available for payment of dividends to Brooke Life in 2022, is estimated to be $608 million, subject to the availability of adjusted earned surplus as of the dividend date. At December 31, 2021, the Company had no adjusted earned surplus available for ordinary dividends. Ordinary dividends from the Company to its parent were nil, nil, and $525 million in 2021, 2020, and 2019, respectively.

On February 14, 2022, the Company received approval from the Michigan Department of Insurance and Financial Services for a $453 million extraordinary dividend and $147 million return of capital to the Company’s parent company, Brooke Life. The combined dividend and return of capital payment to Brooke of $600 million was completed in the first quarter of 2022. Brooke Life paid a $510 million ordinary dividend to its ultimate parent, Jackson Financial, subsequent to the receipt of the $600 million combined extraordinary dividend and return of capital from the Company in the first quarter of 2022.

The Company received approval from the Michigan Department of Insurance and Financial Services regarding the use of a permitted practice which allows early adoption of an exemption for ordinary life insurance certificates issued during 2021 and 2020 that would be subject to VM-20 of the NAIC Valuation Manual. The exemption for companies meeting the conditions of APF 2020-09 will be part of the 2022 Valuation Manual. The permitted practice does not result in differences in net income or capital and surplus between NAIC SAP and practices prescribed or permitted by the state of Michigan, as reserves are established utilizing the same methodology as prior years. However, the additional principle-based reserving requirements are eliminated.

In December 2020, Jackson NY received approval from NYSDFS regarding the use of a permitted practice to allow Jackson NY to exempt life insurance policies issued during 2020 and 2021 from a VM-20 principle-based reserving approach that would have impacted an immaterial number of policies.

Under Michigan Insurance Law, Value of Business Acquired ("VOBA") is reported as an admitted asset if certain criteria are met. Pursuant to Michigan Insurance Law, the Company reported $33 million and $82 million of statutory basis VOBA, at December 31, 2021 and 2020, respectively, which is fully admissible.

The NAIC has developed certain risk-based capital (“RBC”) requirements for life insurance companies. Under those requirements, compliance is determined by a ratio of a company’s total adjusted capital (“TAC”), calculated in a manner prescribed by the NAIC to its authorized control level RBC, calculated in a manner prescribed by the NAIC. Companies below specific trigger points or ratios are classified within certain levels, each of which requires specified corrective action. The minimum level of TAC before corrective action commences is twice the authorized control level RBC (“Company action level RBC”). At December 31, 2021, the Company's TAC remained well in excess of the Company action level RBC.

In addition, on the basis of statutory financial statements that insurers file with the state insurance regulators, the NAIC annually calculates twelve financial ratios to assist state regulators in monitoring the financial condition of insurance companies. A usual range of results for each ratio is used as a benchmark and departure from the usual range on four or more of the ratios can lead to inquiries from individual state insurance departments. In 2021 and 2020, there were no significant exceptions with any ratios.

19.    Benefit Plans

The Company has a defined contribution retirement plan covering substantially all employees and certain affiliates. Effective January 1, 2020, employees are immediately eligible to participate in the Company’s matching contribution. To be eligible to participate in the Company’s profit sharing contribution, an employee must have attained the age of 21, completed at least 1,000 hours of service in a 12-month period and passed their 12-month employment anniversary. In addition, the employee must be employed on the applicable January 1 or July 1 entry date. The Company’s annual profit sharing contributions, as declared by Jackson’s board of directors, are based on a percentage of eligible compensation paid to participating employees during the year. In addition, the Company matches a participant’s elective contribution, up to 6 percent of eligible compensation, to the plan during the year. The Company’s expense related to this plan was $28 million, $30 million, and $28 million in 2021, 2020 and 2019, respectively.

The Company maintains non-qualified voluntary deferred compensation plans for certain employees and independent agents. At December 31, 2021 and 2020, the total aggregate liability for such plans was $564 million and $595 million, respectively, and was reported in other liabilities. The Company’s expense (income) related to these plans, including a match of elective deferrals for the agents’ deferred compensation plan and the change in value of participant elective deferrals, was $54 million, $56 million, and $70 million in 2021, 2020 and 2019, respectively.

20.    Operating Costs and Other Expenses

The following table is a summary of the Company’s operating costs and other expenses (in millions):

	Years Ended December 31,
	2021	2020	2019
Asset-based commission expenses	$1,126	$907	$861
Other commission expenses	1,042	1,020	1,074
John Hancock ceding commission and expense reimbursement write-off	—	—	(66)
Athene ceding commission (1)	—	(1,202)	—
General and administrative expenses	863	819	835
Deferral of acquisition costs	(789)	(737)	(797)
Total operating costs and other expenses	$2,242	$807	$1,907

(1) See Note 8 for further information

21.    Accumulated Other Comprehensive Income

Comprehensive income includes all changes in shareholder's equity (except those arising from transactions with owners/shareholders) and includes net income and net unrealized gains or losses on available-for-sale securities.

The following table represents changes in the balance of accumulated other comprehensive income ("AOCI"), net of income tax, related to unrealized investment gains (losses) (in millions):

	Years Ended December 31,
	2021	2020	2019
Balance, beginning of period (1)	$3,960	$2,539	$(72)

Change in unrealized appreciation (depreciation) of investments	(1,821)	2,589	3,879
Change in unrealized appreciation (depreciation) - other	88	133	(656)
Change in deferred tax asset	374	(601)	(677)
Other comprehensive income (loss) before reclassifications	(1,359)	2,121	2,546
Reclassifications from AOCI, net of tax	(711)	(700)	65
Other comprehensive income (loss)	(2,070)	1,421	2,611
Balance, end of period (1)	$1,890	$3,960	$2,539
(1)Includes $287 million and $1,213 million related to the investments held within the funds withheld account related to the Athene Reinsurance Transaction as of December 31, 2021 and December 31, 2020, respectively.

The following table represents amounts reclassified out of AOCI (in millions):

AOCI Components	Amounts Reclassified from AOCI			Affected Line Item in the Consolidated Income Statement

	Years Ended December 31,
	2021	2020	2019
Net unrealized investment gain (loss):
Net realized gain (loss) on investments	$(929)	$(1,142)	$114	Net gains (losses) on derivatives and investments
Other impaired securities	(10)	10	(1)	Net gains (losses) on derivatives and investments
Net unrealized gain (loss)	(939)	(1,132)	113
Amortization of deferred acquisition costs	31	246	(31)
Reclassifications, before income taxes	(908)	(886)	82
Income tax expense (benefit)	(197)	(186)	17
Reclassifications, net of income taxes	$(711)	$(700)	$65

22.    Subsequent Events

The Company has evaluated events through March 25, 2022, which is the date these consolidated financial statements were issued.

Schedule I
Jackson National Life Insurance Company and Subsidiaries
Summary of Investments—Other Than Investments in Related Parties
(In millions)

	As of December 31, 2021
			Amount at
			Which Shown
	Cost or		on Balance
Type of Investment	Amortized Cost	Fair Value	Sheet
Debt securities:
Bonds:
U.S. government securities	$4,515	$4,311	$4,311
Other government securities	1,489	1,619	1,619
Public utilities	6,016	6,660	6,660
Corporate securities	27,817	29,254	29,254
Residential mortgage-backed	514	554	554
Commercial mortgage-backed	1,960	2,029	2,029
Other asset-backed securities	6,985	7,026	7,026
Total debt securities	49,296	51,453	51,453
Equity securities	257	257	257
Mortgage loans	11,482	N/A	11,482
Policy loans	4,474	N/A	4,474
Derivative instruments	1,417	N/A	1,417
Other invested assets	1,972	N/A	2,620
Total investments	$68,898		$71,703

See the accompanying Report of Independent Registered Public Accounting Firm

Schedule III
Jackson National Life Insurance Company and Subsidiaries
Supplemental Insurance Information
(In millions)

		Reserves for
	Deferred	Future Policy
	Acquisition	Benefits and	Other Contract
	Costs	Claims Payable	Holder Funds
December 31, 2021
Retail Annuities	$14,125	$4,845	$37,639
Closed Life and Annuity Blocks	126	12,772	12,987
Institutional Products	—	—	8,830
Corporate and Other	(5)	—	—
Total	$14,246	$17,617	$59,456

December 31, 2020
Retail Annuities	$13,739	$7,956	$39,839
Closed Life and Annuity Blocks	134	13,516	13,316
Institutional Products	—	—	11,138
Corporate and Other	24	—	—
Total	$13,897	$21,472	$64,293

December 31, 2019
Retail Annuities	$12,233	$4,872	$37,925
Closed Life and Annuity Blocks	149	14,320	13,836
Institutional Products	—	—	12,287
Corporate and Other	(48)	—	—
Total	$12,334	$19,192	$64,048

(continued)

Schedule III
Jackson National Life Insurance Company and Subsidiaries
Supplemental Insurance Information
(In millions)

			Interest Credited	Deferred
			on Other	Acquisition and	Operating
		Net Investment	Contract Holder	Sales Inducements	Costs and
	Premium	Income	Funds	Amortization	Other Expenses
December 31, 2021
Retail Annuities	$—	$669	$261	$198	$2,038
Closed Life and Annuity Blocks	119	925	412	14	163
Institutional Products	—	260	188	—	5
Corporate and Other	—	44	—	34	36
Segment subtotal	119	1,898	861	246	2,242
Non-operating items (1)	(12)	1,188	—	274	—
Total	$107	$3,086	$861	$520	$2,242

December 31, 2020
Retail Annuities	$—	$922	$524	$61	$1,811
Closed Life and Annuity Blocks	143	757	428	17	169
Institutional Products	—	355	250	—	5
Corporate and Other	—	(45)	—	20	25
Segment subtotal	143	1,989	1,202	98	2,010
Non-operating items (1)	(13)	792	—	(488)	(1,203)
Total	$130	$2,781	$1,202	$(390)	$807

December 31, 2019
Retail Annuities	$—	$1,491	$897	$(62)	$1,757
Closed Life and Annuity Blocks	550	802	444	19	107
Institutional Products	—	450	291	—	4
Corporate and Other	—	(55)	—	1	39
Segment subtotal	550	2,688	1,632	(42)	1,907
Non-operating items (1)	(13)	330	—	(939)	—
Total	$537	$3,018	$1,632	$(981)	$1,907
(1) See Note 3. Segment Information for further details on the non-operating items.

See the accompanying Report of Independent Registered Public Accounting Firm

Schedule IV
Jackson National Life Insurance Company and Subsidiaries
Reinsurance
For the Years Ended December 31, 2021, 2020, and 2019
(In millions)

					% Amount
					Assumed to
	Gross Amount	Ceded	Assumed	Net Amount	Net
2021
Life insurance in-force	$105,704	$72,034	$16,358	$50,028	32.7%
Insurance premium
Life insurance	$354	$273	$38	$119	31.9%
Accident and health	38	42	4	—
Annuity guaranteed benefits	—	12	—	(12)
Total insurance premium	$392	$327	$42	$107	39.3%

2020
Life insurance in-force	$118,328	$81,858	$17,034	$53,504	31.8%
Insurance premium
Life insurance	$273	$172	$42	$143	29.6%
Accident and health	36	41	5	—
Annuity guaranteed benefits	—	13	—	(13)
Total insurance premium	$309	$226	$47	$130	36.2%

2019
Life insurance in-force	$142,233	$99,495	$18,206	$60,944	29.9%
Insurance premium
Life insurance	$518	$418	$44	$144	30.7%
Group payout annuity	—	—	406	406
Accident and health	40	46	6	—
Annuity guaranteed benefits	—	13	—	(13)
Total insurance premium	$558	$477	$456	$537	85.0%

See the accompanying Report of Independent Registered Public Accounting Firm

Schedule V
Jackson National Life Insurance Company and Subsidiaries
Valuation and Qualifying Accounts
For the Years Ended December 31, 2021 and 2020
(In millions)

	Balance at	Charged to
	Beginning	Costs and				Balance at
	of Period	Expenses		Deductions		End of Period
2021
Allowance for credit losses on debt securities	$14	$11		$(16)	(1)	$9
Allowances for credit losses on mortgage and other loans	179	—		(85)	(2)	94
Allowance for credit losses on reinsurance recoverable	13	—		(1)		12
	$206	$11		$(102)		$115

2020
Allowance for credit losses on debt securities	$—	$14		$—		$14
Allowances for credit losses on mortgage and other loans	9	170	(3)	—		179
Allowance for credit losses on reinsurance recoverable	—	13	(4)	—		13
	$9	$197		$—		$206

(1) Represents reductions for securities disposed.
(2) Represents release of allowance for write-offs.
(3) Includes cumulative effect adjustment related to the adoption of ASU 2016-13 of $62 million.
(4) Includes cumulative effect adjustment related to the adoption of ASU 2016-13 of $10 million.

See the accompanying Report of Independent Registered Public Accounting Firm